SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) March 10, 2004

                  STRUCTURED ASSET MORTGAGE INVESTMENTS II INC.
                  ---------------------------------------------
             (Exact name of registrant as specified in its charter)



 Delaware                            333-106323                  30-0183252
----------------------------      ----------------          -------------------
(State or Other Jurisdiction      (Commission               (I.R.S. Employer
 of Incorporation)                 File Number)              Identification No.)

383 Madison Avenue
New York, New York                                                         10l79
--------------------------------------------------------------------------------
(Address of Principal                                                 (Zip Code)
 Executive Offices)


Registrants telephone number, including area code, is (212) 272-2000
                                                       -------------

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.
          ------------------------------------------------------------------

          (a)  Not applicable

          (b)  Not applicable

          (c)  Exhibits:

               1. Pooling and Servicing Agreement, dated as of February 1, 2004 among Structured Asset Mortgage Investments II Inc., as seller, Wells Fargo Bank, National Association as master servicer and securities administrator, EMC Mortgage Corporation and JPMorgan Chase Bank, as trustee.

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.


                                          STRUCTURED ASSET MORTGAGE INVESTMENTS
                                           II INC.


                                          By: /s/ Baron Silverstein
                                             -----------------------------------
                                             Name:  Baron Silverstein
                                             Title: Vice President


Dated: March 10, 2004

                                 EXHIBIT INDEX



                 Item 601 (a) of        Sequentially
Exhibit          Regulation S-K         Numbered
Number           Exhibit No.            Description                         Page
------           -----------            -----------                         ----
   1                   4                Pooling and Servicing Agreement       5

                                    EXHIBIT 1

                                                                  EXECUTION COPY

                 STRUCTURED ASSET MORTGAGE INVESTMENTS II INC.,
                                    DEPOSITOR


                              JPMORGAN CHASE BANK,
                                     TRUSTEE


                     WELLS FARGO BANK, NATIONAL ASSOCIATION,
                  MASTER SERVICER AND SECURITIES ADMINISTRATOR


                                       and


                            EMC MORTGAGE CORPORATION
                               SELLER AND COMPANY


                      -----------------------------------

                         POOLING AND SERVICING AGREEMENT

                          Dated as of February 1, 2004

                      -----------------------------------

                  Structured Asset Mortgage Investments II Inc.
          Bear Stearns ALT-A Trust, Mortgage Pass-Through Certificates

                                  Series 2004-1

                                    ARTICLE I
                                   DEFINITIONS

                                   ARTICLE II
         CONVEYANCE OF MORTGAGE LOANS; ORIGINAL ISSUANCE OF CERTIFICATES

Section 2.01  Conveyance of Mortgage Loans to Trustee.........................37
Section 2.02  Acceptance of Mortgage Loans by Trustee.........................39
Section 2.03  Assignment of Interest in the Mortgage Loan Purchase Agreement..41
Section 2.04  Substitution of Mortgage Loans..................................42
Section 2.05  Issuance of Certificates........................................43
Section 2.06  Representations and Warranties Concerning the Depositor.........43

                                   ARTICLE III
                 ADMINISTRATION AND SERVICING OF MORTGAGE LOANS

Section 3.01  Master Servicer.................................................45
Section 3.02  REMIC-Related Covenants.........................................46
Section 3.03  Monitoring of Servicers.........................................46
Section 3.04  Fidelity Bond...................................................47
Section 3.05  Power to Act; Procedures........................................47
Section 3.06  Due-on-Sale Clauses; Assumption Agreements......................48
Section 3.07  Release of Mortgage Files.......................................48
Section 3.08  Documents, Records and Funds in Possession of Master
              Servicer To Be Held for Trustee.................................49
Section 3.09  Standard Hazard Insurance and Flood Insurance Policies..........50
Section 3.10  Presentment of Claims and Collection of Proceeds................50
Section 3.11  Maintenance of the Primary Mortgage Insurance Policies..........51
Section 3.12  Trustee to Retain Possession of Certain Insurance
              Policies and Documents..........................................51
Section 3.13  Realization Upon Defaulted Mortgage Loans.......................51
Section 3.14  Compensation for the Master Servicer............................52
Section 3.15  REO Property....................................................52
Section 3.16  Annual Officer's Certificate as to Compliance...................53
Section 3.17  Annual Independent Accountant's Servicing Report................53
Section 3.18  Reports Filed with Securities and Exchange Commission...........54
Section 3.19  The Company.....................................................54
Section 3.20  UCC.............................................................54
Section 3.21  Optional Purchase of Defaulted Mortgage Loans...................55

                                   ARTICLE IV
                                    ACCOUNTS

Section 4.01  Protected Accounts..............................................56

Section 4.02  Master Servicer Collection Account..............................57
Section 4.03  Permitted Withdrawals and Transfers from the
              Master Servicer Collection Account..............................58
Section 4.04  Distribution Account............................................59
Section 4.05  Permitted Withdrawals and Transfers from the
              Distribution Account............................................59


                                    ARTICLE V
                                  CERTIFICATES

Section 5.01  Certificates....................................................62
Section 5.02  Registration of Transfer and Exchange of Certificates...........71
Section 5.03  Mutilated, Destroyed, Lost or Stolen Certificates...............74
Section 5.04  Persons Deemed Owners...........................................75
Section 5.05  Transfer Restrictions on Residual Certificates..................75
Section 5.06  Restrictions on Transferability of Certificates.................76
Section 5.07  ERISA Restrictions..............................................77
Section 5.08  Rule 144A Information...........................................78


                                   ARTICLE VI
                         PAYMENTS TO CERTIFICATEHOLDERS

Section 6.01  Distributions on the Certificates...............................79
Section 6.02  Allocation of Losses............................................83
Section 6.03  Payments........................................................85
Section 6.04  Statements to Certificateholders................................86
Section 6.05  Monthly Advances................................................88
Section 6.06  Compensating Interest Payments..................................89
Section 6.07  Distributions on REMIC I Regular Interests, REMIC II Regular
              Interests and REMIC III Regular Interests.......................89


                                   ARTICLE VII
                               THE MASTER SERVICER

Section 7.01  Liabilities of the Master Servicer..............................91
Section 7.02  Merger or Consolidation of the Master Servicer..................91
Section 7.03  Indemnification of the Trustee, the Master Servicer
              and the Securities Administrator................................91
Section 7.04  Limitations on Liability of the Master Servicer and Others......92
Section 7.05  Master Servicer Not to Resign...................................93
Section 7.06  Successor Master Servicer.......................................93
Section 7.07  Sale and Assignment of Master Servicing.........................93

                                  ARTICLE VIII
                                     DEFAULT

Section 8.01  Events of Default...............................................95
Section 8.02  Trustee to Act; Appointment of Successor........................96
Section 8.03  Notification to Certificateholders..............................97
Section 8.04  Waiver of Defaults..............................................97
Section 8.05  List of Certificateholders......................................98


                                   ARTICLE IX
             CONCERNING THE TRUSTEE AND THE SECURITIES ADMINISTRATOR

Section 9.01  Duties of Trustee...............................................99
Section 9.02  Certain Matters Affecting the Trustee and the
              Securities Administrator.......................................101
Section 9.03  Trustee and Securities Administrator Not Liable for
              Certificates or Mortgage Loans.................................102
Section 9.04  Trustee and Securities Administrator May Own Certificates......103
Section 9.05  Trustee's and Securities Administrator's Fees and Expenses.....103
Section 9.06  Eligibility Requirements for Trustee and
              Securities Administrator.......................................103
Section 9.07  Insurance......................................................104
Section 9.08  Resignation and Removal of the Trustee and
              Securities Administrator.......................................104
Section 9.09  Successor Trustee and Successor Securities Administrator.......105
Section 9.10  Merger or Consolidation of Trustee or
              Securities Administrator.......................................106
Section 9.11  Appointment of Co-Trustee or Separate Trustee..................106
Section 9.12  Federal Information Returns and Reports to
              Certificateholders; REMIC Administration.......................107


                                    ARTICLE X
                                   TERMINATION

Section 10.01 Termination Upon Repurchase by EMC or its Designee or
              Liquidation of the Mortgage Loans..............................110
Section 10.02 Additional Termination Requirements............................112


                                   ARTICLE XI
                            MISCELLANEOUS PROVISIONS

Section 11.01 Intent of Parties..............................................114
Section 11.02 Amendment......................................................114
Section 11.03 Recordation of Agreement.......................................115
Section 11.04 Limitation on Rights of Certificateholders.....................115
Section 11.05 Acts of Certificateholders.....................................116

Section 11.06 Governing Law..................................................117
Section 11.07 Notices........................................................117
Section 11.08 Severability of Provisions.....................................118
Section 11.09 Successors and Assigns.........................................118
Section 11.10 Article and Section Headings...................................118
Section 11.11 Counterparts...................................................118
Section 11.12 Notice to Rating Agencies......................................118


                                    APPENDIX

Appendix 1 - Calculation of Class Y Principal Reduction Amount

                                    EXHIBITS

Exhibit A-1  - Form of Class A Certificates
Exhibit A-2  - Form of Class M, B-1, B-2, B-3 Certificates
Exhibit A-3  - Form of Class B-4, B-5, B-6 Certificates
Exhibit A-4  - Form of Class R Certificates
Exhibit B    - Mortgage Loan Schedule
Exhibit C    - [Reserved]
Exhibit D    - Request for Release of Documents
Exhibit E    - Form of Affidavit pursuant to Section 860E(e)(4)
Exhibit F-1  - Form of Investment Letter
Exhibit F-2  - Form of Rule 144A and Related Matters Certificate
Exhibit G    - Form of Custodial Agreement
Exhibit H-1  - EverHome Servicing Agreement
Exhibit H-2  - GreenPoint Servicing Agreement
Exhibit I    - Assignment Agreement
Exhibit J    - Mortgage Loan Purchase Agreement

118

                         POOLING AND SERVICING AGREEMENT
                         -------------------------------

         Pooling and Servicing Agreement dated as of February 1, 2004, among Structured Asset Mortgage Investments II Inc., a Delaware corporation, as
depositor   (the   "Depositor"),   JPMorgan  Chase  Bank,  a  New  York  banking
corporation, not in its individual capacity but solely as trustee (the "Trustee"), Wells Fargo Bank, National Association, as master servicer (in such capacity, the "Master Servicer") and as securities administrator (in such capacity, the "Securities Administrator"), and EMC Mortgage Corporation, as seller (in such capacity, the "Seller") and as company (in such capacity, the "Company").

                              PRELIMINARY STATEMENT

         On or prior to the Closing Date, the Depositor acquired the Mortgage Loans from the Seller. On the Closing Date, the Depositor will sell the Mortgage Loans and certain other property to the Trust Fund and receive in consideration therefor Certificates evidencing the entire beneficial ownership interest in the Trust Fund.

         The Trustee on behalf of the Trust shall make an election for the assets constituting REMIC I to be treated for federal income tax purposes as a REMIC. On the Startup Day, the REMIC I Regular Interests will be designated "regular interests" in such REMIC.

         The Trustee on behalf of the Trust shall make an election for the assets constituting REMIC II to be treated for federal income tax purposes as a REMIC. On the Startup Day, the REMIC II Regular Interests will be designated "regular interests" in such REMIC.

         The Trustee on behalf of the Trust shall make an election for the assets constituting REMIC III to be treated for federal income tax purposes as a REMIC. On the Startup Day, the REMIC III Regular Certificates will be designated "regular interests" in such REMIC.

         The Class R Certificate will evidence ownership of the "residual interest" in each REMIC.

         The Group I Loans will have an Outstanding Principal Balance as of the Cut-off Date, after deducting all Scheduled Principal due on or before the Cut-off Date, of $137,032,882.96. The Group II Loans will have an Outstanding Principal Balance as of the Cut-off Date, after deducting all Scheduled Principal due on or before the Cut-off Date, of $199,550,242.56. The Group III Loans will have an Outstanding Principal Balance as of the Cut-off Date, after deducting all Scheduled Principal due on or before the Cut-off Date, of $15,390,369.30. The Group IV Loans will have an Outstanding Principal Balance as of the Cut-off Date, after deducting all Scheduled Principal due on or before the Cut-off Date, of $96,721,125.09. The Group V Loans will have an Outstanding Principal Balance as of the Cut-off Date, after deducting all Scheduled Principal due on or before the Cut-off Date, of $167,444,472.84.

         In consideration of the mutual agreements herein contained, the Depositor, the Master Servicer, the Securities Administrator, the Seller, the Company and the Trustee agree as follows:

                                    ARTICLE I
                                   Definitions

         Whenever used in this Agreement, the following words and phrases, unless otherwise expressly provided or unless the context otherwise requires, shall have the meanings specified in this Article.

         Accepted Master Servicing Practices: With respect to any Mortgage Loan,
         -----------------------------------
as applicable, either (x) those customary mortgage servicing practices of prudent mortgage servicing institutions that master service mortgage loans of the same type and quality as such Mortgage Loan in the jurisdiction where the related Mortgaged Property is located, to the extent applicable to the Trustee or the Master Servicer (except in its capacity as successor to a Servicer), or
(y) as provided in the Servicing Agreement, to the extent applicable to any Servicer, but in no event below the standard set forth in clause (x).

         Account:  The Master  Servicer  Collection  Account,  the  Distribution
         -------
Account and the Protected Account as the context may require.

         Accrued Certificate Interest: For any Certificate (other than the Class
         ----------------------------
R Certificates) for any Distribution Date, the interest accrued during the related Interest Accrual Period at the applicable Pass-Through Rate on the Current Principal Amount, or Notional Amount in the case of any Interest Only Certificate, of such Certificate immediately prior to such Distribution Date, on the basis of a 360-day year consisting of twelve 30-day months, less (i) in the case of a Senior Certificate, such Certificate's share of any Net Interest Shortfall from the related Mortgage Loans and, after the Cross-Over Date, the interest portion of any Realized Losses on the related Mortgage Loans, in each case allocated thereto in accordance with Section 6.02(g) and (ii) in the case of a Subordinate Certificate, such Certificate's share of any Net Interest Shortfall from the related Mortgage Loans and the interest portion of any Realized Losses on the related Mortgage Loans, in each case allocated thereto in accordance with Section 6.02(g).

         Affiliate:  As to any Person, any other Person controlling,  controlled
         ---------
by or under common control with such Person. "Control" means the power to direct the management and policies of a Person, directly or indirectly, whether through ownership of voting securities, by contract or otherwise. "Controlled" and "Controlling" have meanings correlative to the foregoing. The Trustee may conclusively presume that a Person is not an Affiliate of another Person unless a Responsible Officer of the Trustee has actual knowledge to the contrary.

         Agreement:  This Pooling and  Servicing  Agreement  and all  amendments
         ---------
hereof and supplements hereto.

         Aggregate  Subordinate  Optimal Principal  Amount:  With respect to any
         -------------------------------------------------
Distribution Date, the sum of the Subordinate Optimal Principal Amounts for all Loan Groups for such Distribution Date.

         Allocable Share: With respect to any Class of Subordinate  Certificates
         ---------------
and any Distribution Date, an amount equal to the product of (i) the Aggregate Subordinate Optimal Principal Amount and (ii) the fraction, the numerator of which is the Current Principal Amount of such Class and the denominator of which is the aggregate Current Principal Amount of all

Classes of the Subordinate Certificates; provided, however, that no Class of Subordinate Certificates (other Class M Certificates, or if the Class M Certificates are no longer outstanding, the class of Class B Certificates with the lowest numerical designation) shall be entitled on any Distribution Date to receive distributions pursuant to clauses (ii), (iii) and (v) of the definition of Subordinate Optimal Principal Amount unless the related Class Prepayment Distribution Trigger for such Distribution Date has been satisfied (any amount distributable pursuant to clauses (ii), (iii) and (v) of the definition of Subordinate Optimal Principal Amount shall be distributed among the Classes entitled thereto, pro rata based on their respective Current Principal Amounts); provided, further, that if on a Distribution Date, the Current Principal Amount of any Class of Subordinate Certificates for which the related Class Prepayment Distribution Trigger has been satisfied is reduced to zero, such Class's remaining Allocable Share shall be distributed to the remaining Classes of Subordinate Certificates which satisfy the related Class Prepayment Distribution Trigger and to the Class M Certificates (or if the Class M Certificates are no longer outstanding, the outstanding Class of Class B Certificates with the lowest numerical designation) in reduction of their respective Current Principal Amounts, first to the Class M Certificates and then to the Class B Certificates in the order of their numerical Class designations.

         Applicable  Credit  Rating:  For any long-term  deposit or security,  a
         --------------------------
credit rating of AAA in the case of S&P or Aaa in the case of Moody's (or with respect to investments in money market funds, a credit rating of "AAAm" or "AAAm-G" in the case of S&P and the highest rating given by Moody's for money market funds in the case of Moody's). For any short-term deposit or security, or a rating of A-l+ in the case of S&P or Prime-1 in the case of Moody's.

         Applicable State Law: For purposes of Section  9.12(d),  the Applicable
         --------------------
State Law shall be (a) the law of the State of New York and (b) such other state law whose applicability shall have been brought to the attention of the Securities Administrator and the Trustee by either (i) an Opinion of Counsel reasonably acceptable to the Securities Administrator and the Trustee delivered to it by the Master Servicer or the Depositor, or (ii) written notice from the appropriate taxing authority as to the applicability of such state law.

         Appraised Value: For any Mortgaged Property related to a Mortgage Loan,
         ---------------
the amount set forth as the appraised value of such Mortgaged Property in an appraisal made for the mortgage originator in connection with its origination of the related Mortgage Loan.

         Assignment  Agreement:  The  agreement  attached  hereto as  Exhibit I,
         ---------------------
whereby the Servicing Agreement was assigned to the Trustee for the benefit of the Certificateholders.

         Assumed Final Distribution  Date:  February 25, 2034, or if such day is
         --------------------------------
not a Business Day, the next succeeding Business Day.

         Available  Funds:  With  respect  to any  Distribution  Date and a Loan
         ----------------
Group, an amount equal to the aggregate of the following amounts with respect to the Mortgage Loans in the related Loan Group: (a) all previously undistributed payments on account of principal (including the principal portion of Scheduled Payments, Principal Prepayments and the principal portion of Net Liquidation Proceeds) and all previously undistributed payments on account of interest received after the Cut-off Date and on or prior to the related Determination Date, (b) any Monthly Advances and Compensating Interest Payments by the Servicer or the Master Servicer with respect to such Distribution Date, (c) any reimbursed amount in connection with losses on investments of deposits in an account and (d) any amount allocated from the Available Funds of another Loan Group in accordance with
Section 6.01(a)(i)(F) under, except:

         (i) all payments that were due on or before the Cut-off Date;

         (ii) all Principal Prepayments and Liquidation Proceeds received after the applicable Prepayment Period;

         (iii) all payments, other than Principal Prepayments, that represent early receipt of Scheduled Payments due on a date or dates subsequent to the related Due Date;

         (iv) amounts received on particular Mortgage Loans as late payments of principal or interest and respecting which, and to the extent that, there are any unreimbursed Monthly Advances;

         (v)   amounts   representing   Monthly   Advances   determined   to  be
Nonrecoverable Advances;

         (vi) any investment earnings on amounts on deposit in the Master Servicer Collection Account and the Distribution Account and amounts permitted to be withdrawn from the Master Servicer Collection Account and the Distribution Account pursuant to this Agreement;

         (vii) amounts needed to pay the Servicing Fees or to reimburse any Servicer or the Master Servicer for amounts due under the Servicing Agreement and the Agreement to the extent such amounts have not been retained by, or paid previously to, such Servicer or the Master Servicer;

         (viii) amounts applied to pay any fees with respect to any lender-paid primary mortgage insurance policy; and

         (ix) any expenses or other amounts reimbursable to the Trustee, the Securities Administrator, the Master Servicer and the Custodian pursuant to
Section 7.04(c) or Section 9.05.

         Average Loss Severity Percentage: With respect to any Distribution Date
         --------------------------------
and each Loan Group, the percentage equivalent of a fraction, the numerator of which is the sum of the Loss Severity Percentages for each Mortgage Loan in such Loan Group which had a Realized Loss and the denominator of which is the number of Mortgage Loans in the related Loan Group which had Realized Losses.

         Bankruptcy  Code:  The United  States  Bankruptcy  Code,  as amended as
         ----------------
codified in 11 U.S.C.ss.ss. 101-1330.

         Bankruptcy  Loss:  With respect to any  Mortgage  Loan,  any  Deficient
         ----------------
Valuation or Debt Service Reduction related to such Mortgage Loan as reported by the Servicer to the Master Servicer.

         Book-Entry  Certificates:  Initially, all Classes of Certificates other
         ------------------------
than the Private Certificates and the Residual Certificates.

         Business Day: Any day other than (i) a Saturday or a Sunday,  or (ii) a
         ------------
day on which the New York Stock Exchange or Federal Reserve is closed or on which banking institutions in the jurisdiction in which the Trustee, the Master Servicer, any Servicer or the Securities Administrator are authorized or obligated by law or executive order to be closed.

         Calendar Quarter:  January 1 through March 31, April 1 through June 30,
         ----------------
July 1 through September 30, or October 1 through December 31, as applicable.

         Certificate:   Any  mortgage  pass-through   certificate  evidencing  a
         -----------
beneficial ownership interest in the Trust Fund signed and countersigned by the Trustee in substantially the forms annexed hereto as Exhibits A-1, A-2, A-3 and A-4 with the blanks therein appropriately completed.

         Certificate   Group:  With  respect  to  Loan  Group  I,  the  Group  I
         -------------------
Certificates, with respect to Loan Group II, the Group II Certificates, with respect to Loan Group III, the Group III Certificates, with respect to Loan Group IV, the Group IV Certificates, and, with respect to Loan Group V, the Group V Certificates.

         Certificate  Owner:  Any  Person  who  is  the  beneficial  owner  of a
         ------------------
Certificate registered in the name of the Depository or its nominee.

         Certificate Register: The register maintained pursuant to Section 5.02.
         --------------------
Certificateholder: A Holder of a Certificate.

         Class:  With respect to the  Certificates,  any of Class  I-A-1,  Class
         -----
I-X-A-1, Class I-A-2, Class I-X-A-2, Class II-A-1, Class II-X-A-1, Class II-A-2, Class II-X-A-2, Class II-A-3, Class II-X-A-3, Class III-A-1, Class III-X-A-1, Class IV-A-1, Class IV-X-A-1, Class V-A-1, Class R, Class M, Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates.

         Class A  Certificates:  The Class I-A-1,  Class  I-X-A-1,  Class I-A-2,
         ---------------------
Class I-X-A-2, Class II-A-1, Class II-X-A-1, Class II-A-2, Class II-X-A-2, Class II-A-3, Class II-X-A-3, Class III-A-1, Class III-X-A-1, Class IV-A-1, Class IV-X-A-1 and Class V-A-1 Certificates.

         Class M Certificates:  The Class M Certificates.
         --------------------

         Class  Prepayment  Distribution  Trigger:  For a Class  of  Subordinate
         ----------------------------------------
Certificates for any Distribution Date, the Class Prepayment Distribution Trigger is satisfied if the fraction (expressed as a percentage), the numerator of which is the aggregate Current Principal Amount of such Class and each Class of Subordinate Certificates, respectively, subordinate thereto, if any, and the denominator of which is the Scheduled Principal Balance of all of the Mortgage Loans as of the related Due Date, equals or exceeds such percentage calculated as of the Closing Date.

         Class R Certificate:  Any one of the Class R Certificates substantially
         -------------------
in the form annexed hereto as Exhibit A-4 and evidencing ownership of interests designated as "residual interests" in

REMIC I, REMIC II and REMIC III for purposes of the REMIC Provisions. Component I of the Class R Certificates is designated as the sole class of "residual interest" in REMIC I, Component II of the Class R Certificates is designated as the sole class of "residual interest" in REMIC II and Component III of the Class R Certificates is designated as the sole class of "residual interest" in REMIC III.

         Class R Deposit:  The $100 deposit into the Distribution Account by the
         ---------------
Depositor on the Closing Date to pay the Class R Certificates in accordance with
Section 6.01(a) on the Distribution Date occurring in March 2004.

         Class Y Principal  Reduction  Amounts:  For any Distribution  Date, the
         -------------------------------------
amounts by which the Uncertificated Principal Balances of the Class Y Regular Interests will be reduced on such Distribution Date by the allocation of Realized Losses and the distribution of principal, determined as described in Appendix I

         Class Y Regular  Interests:  The Class Y-1, Class Y-2, Class Y-3, Class
         --------------------------
Y-4 and Class Y-5 Regular Interests.

         Class Y-1 Principal Distribution Amount: For any Distribution Date, the
         ---------------------------------------
excess, if any, of the Class Y-1 Principal Reduction Amount for such Distribution Date over the principal portion of Realized Losses allocated to the Class Y-1 Regular Interest on such Distribution Date.

         Class Y-1 Principal  Reduction Amount:  The Class Y Principal Reduction
         -------------------------------------
Amount for the Class Y-1 Regular Interest as determined pursuant to the provisons of the Appendix 1.

         Class Y-1 Regular Interest:  The  uncertificated  undivided  beneficial
         --------------------------
interest in REMIC I which constitutes a REMIC I Regular Interest and is entitled to distributions as set forth herein.

         Class Y-2 Principal Distribution Amount: For any Distribution Date, the
         ---------------------------------------
excess, if any, of the Class Y-2 Principal Reduction Amount for such Distribution Date over the principal portion of Realized Losses allocated to the Class Y-2 Regular Interest on such Distribution Date.

         Class Y-2 Principal  Reduction Amount: The Class Y Principal Reduction
         -------------------------------------
Amount for the Class Y-2 Regular Interest as determined pursuant to the provisons of the Appendix 1.

         Class Y-2 Regular Interest:  The  uncertificated  undivided  beneficial
         --------------------------
interest in REMIC I which constitutes a REMIC I Regular Interest and is entitled to distributions as set forth herein.

         Class Y-3 Principal Distribution Amount: For any Distribution Date, the
         ---------------------------------------
excess, if any, of the Class Y-3 Principal Reduction Amount for such Distribution Date over the principal portion of Realized Losses allocated to the Class Y-3 Regular Interest on such Distribution Date.

         Class Y-3 Principal  Reduction Amount:  The Class Y Principal Reduction
         -------------------------------------
Amount for the Class Y-3 Regular Interest as determined pursuant to the provisons of the Appendix 1.

         Class Y-3 Regular Interest:  The  uncertificated  undivided  beneficial
         --------------------------
interest in REMIC I which constitutes a REMIC I Regular Interest and is entitled to distributions as set forth herein.

         Class Y-4 Principal Distribution Amount: For any Distribution Date, the
         ---------------------------------------
excess, if any, of the Class Y-4 Principal Reduction Amount for such Distribution Date over the principal portion of Realized Losses allocated to the Class Y-4 Regular Interest on such Distribution Date.

         Class Y-4 Principal  Reduction Amount: The Class Y Principal Reduction
         -------------------------------------
Amount for the Class Y-4 Regular Interest as determined pursuant to the provisons of the Appendix 1.

         Class Y-4 Regular Interest:  The  uncertificated  undivided  beneficial
         --------------------------
interest in REMIC I which constitutes a REMIC I Regular Interest and is entitled to distributions as set forth herein.

         Class Y-5 Principal Distribution Amount: For any Distribution Date, the
         ---------------------------------------
excess, if any, of the Class Y-5 Principal Reduction Amount for such Distribution Date over the principal portion of Realized Losses allocated to the Class Y-5 Regular Interest on such Distribution Date.

         Class Y-5 Principal  Reduction Amount: The Class Y Principal Reduction
         -------------------------------------
Amount for the Class Y-5 Regular Interest as determined pursuant to the provisons of the Appendix 1.

         Class Y-5 Regular Interest:  The  uncertificated  undivided  beneficial
         --------------------------
interest in REMIC I which constitutes a REMIC I Regular Interest and is entitled to distributions as set forth herein.

         Class Z Principal  Reduction  Amounts:  For any Distribution  Date, the
         -------------------------------------
amounts by which the Uncertificated Principal Balances of the Class Z Regular Interests will be reduced on such Distribution Date by the allocation of Realized Losses and the distribution of principal, which shall be in each case the excess of (A) the sum of (x) the excess of the REMIC I Available Distribution Amount for the related Group (i.e. the "related Group" for the Class Z-1 Regular Interest is the Group I Loans, the "related Group" for the
Class Z-2 Regular Interest is the Group II Loans, the "related Group" for the Class Z-3 Regular Interest is the Group III Loans, the "related Group" for the Class Z-4 Regular Interest is the Group IV Loans and the "related Group" for the Class Z-5 Regular Interest is the Group V Loans) over the sum of the amounts thereof distributable (i) in respect of interest on such Class Z Regular Interest and the related Class Y Regular Interest, (ii) to such Class Z Regular Interest and the related Class Y Regular Interest pursuant to clause (c)(ii) of the definition of "REMIC I Distribution Amount" and (iii) in the case of the Group I Loans, to the Class R Residual Interest and (y) the amount of Realized Losses allocable to principal for the related Group over (B) the Class Y Principal Reduction Amount for the related Group.

         Class Z Regular  Interests:  The Class Z-1, Class Z-2, Class Z-3, Class
         --------------------------
Z-4 and Class Z-5 Regular Interests.

         Class Z-1 Principal Distribution Amount: For any Distribution Date, the
         ---------------------------------------
excess, if any, of the Class Z-1 Principal Reduction Amount for such Distribution Date over the principal portion of Realized Losses allocated to the Class Z-1 Regular Interest on such Distribution Date.

         Class Z-1 Principal  Reduction Amount:  The Class Z Principal Reduction
         -------------------------------------
Amount for the Class Z-1 Regular Interest as determined pursuant to the provisons of the Appendix 1.

         Class Z-1 Regular Interest:  The  uncertificated  undivided  beneficial
         --------------------------
interest in REMIC I which constitutes a REMIC I Regular Interest and is entitled to distributions as set forth herein.

         Class Z-2 Principal Distribution Amount: For any Distribution Date, the
         ---------------------------------------
excess, if any, of the Class Z-2 Principal Reduction Amount for such Distribution Date over the principal portion of Realized Losses allocated to the Class Z-2 Regular Interest on such Distribution Date.

         Class Z-2 Principal  Reduction Amount:  The Class Z Principal Reduction
         -------------------------------------
Amount for the Class Z-2 Regular Interest as determined pursuant to the provisons of the Appendix 1.

         Class Z-2 Regular Interest:  The  uncertificated  undivided  beneficial
         --------------------------
interest in REMIC I which constitutes a REMIC I Regular Interest and is entitled to distributions as set forth herein.

         Class Z-3 Principal Distribution Amount: For any Distribution Date, the
         ---------------------------------------
excess, if any, of the Class Z-3 Principal Reduction Amount for such Distribution Date over the principal portion of Realized Losses allocated to the Class Z-3 Regular Interest on such Distribution Date .

         Class Z-3 Principal  Reduction Amount:  The Class Z Principal Reduction
         -------------------------------------
Amount for the Class Z-3 Regular Interest as determined pursuant to the provisons of the Appendix 1.

         Class Z-3 Regular Interest:  The  uncertificated  undivided  beneficial
         --------------------------
interest in REMIC I which constitutes a REMIC I Regular Interest and is entitled to distributions as set forth herein.

         Class Z-4 Principal Distribution Amount: For any Distribution Date, the
         ---------------------------------------
sum of (A) the excess, if any, of the Class Z-4 Principal Reduction Amount for such Distribution Date over the principal portion of Realized Losses allocated to the Class Z-4 Regular Interest on such Distribution Date.

         Class Z-4 Principal  Reduction Amount: The Class Z Principal Reduction
         -------------------------------------
Amount for the Class Z-4 Regular Interest as determined pursuant to the provisons of the Appendix 1.

         Class Z-4 Regular Interest:  The  uncertificated  undivided  beneficial
         --------------------------
interest in REMIC I which constitutes a REMIC I Regular Interest and is entitled to distributions as set forth herein.

         Class Z-5 Principal Distribution Amount: For any Distribution Date, the
         ---------------------------------------
excess, if any, of the Class Z-5 Principal Reduction Amount for such Distribution Date over the principal portion of Realized Losses allocated to the Class Z-5 Regular Interest on such Distribution Date.

         Class Z-5 Principal  Reduction Amount: The Class Z Principal  Reduction
         -------------------------------------
Amount for the Class Z-5 Regular Interest as determined pursuant to the provisons of the Appendix 1.

         Class Z-5 Regular Interest:  The  uncertificated  undivided  beneficial
         --------------------------
interest in REMIC I which constitutes a REMIC I Regular Interest and is entitled to distributions as set forth herein.

         Closing Date:  February 27, 2004.
         ------------

         Code:  The Internal Revenue Code of 1986, as amended.
         ----

         Compensating Interest Payment: As defined in Section 6.06.
         -----------------------------

         Corporate Trust Office:  The designated  office of the Trustee where at
         ----------------------
any particular time its corporate trust business with respect to this Agreement shall be administered, which office at the date of the execution of this Agreement is located at 4 New York Plaza, 6th Floor, New York, New York 10004,
Attention: Institutional Trust Services/Global Debt, Bear Stearns ALT-A Trust 2004-1. For the purpose of registration and transfer and exchange only, the Corporate Trust Office shall be located at 2001 Bryan Street, 8th Floor, Dallas, Texas, 75201, Attn: ITS Transfer Department.

         Cross-Over  Date:  The first  Distribution  Date on which the aggregate
         ----------------
Current Principal Amount of the Subordinate Certificates has been reduced to zero.

         Current Principal Amount:  With respect to any Certificate  (other than
         ------------------------
an Interest Only Certificate) as of any Distribution Date, the initial principal amount of such Certificate plus any Subsequent Recoveries added to the Current Principal Amount of such Certificate pursuant to Section 6.02(h) hereof, and reduced by (i) all amounts distributed on previous Distribution Dates on such Certificate with respect to principal, (ii) the principal portion of all Realized Losses (other than Realized Losses resulting from Debt Service Reductions) allocated prior to such Distribution Date to such Certificate, taking account of the Loss Allocation Limitation and (iii) in the case of a Subordinate Certificate, such Certificate's pro rata share, if any, of the applicable Subordinate Certificate Writedown Amount for previous Distribution Dates. With respect to any Class of Certificates (other than an Interest Only Certificate), the Current Principal Amount thereof will equal the sum of the Current Principal Amounts of all Certificates in such Class. The initial Current Principal Amount for each Class of Certificates is set forth in Section 5.01(c)(iv). Notwithstanding the foregoing, solely for purposes of giving consents, directions, waivers, approvals, requests and notices, the Class R Certificates after the Distribution Date on which the principal thereof has been paid in full shall be deemed to have a Current Principal Amount equal to the Current Principal Amount thereof on the day immediately preceding such Distribution Date.

         Custodial Agreement:  An agreement,  dated as of the Closing Date among
         -------------------
the  Depositor,   the  Master  Servicer,   the  Trustee  and  the  Custodian  in
substantially the form of Exhibit G hereto.

         Custodian:  Wells Fargo Bank,  National  Association,  or any successor
         ---------
custodian appointed pursuant to the provisions hereof and of the Custodial Agreement.

         Cut-off Date:  February 1, 2004.
         ------------

         Cut-off Date Balance:  $616,139,092.75.
         --------------------

         Debt Service Reduction: Any reduction of the Scheduled Payments which a
         ----------------------
Mortgagor is obligated to pay with respect to a Mortgage Loan as a result of any proceeding under the Bankruptcy Code or any other similar state law or other proceeding.

         Deficient Valuation:  With respect to any Mortgage Loan, a valuation of
         -------------------
the Mortgaged Property by a court of competent jurisdiction in an amount less than the then outstanding indebtedness under the Mortgage Loan, which valuation results from a proceeding initiated under the Bankruptcy Code or any other similar state law or other proceeding.

         Depositor:  Structured  Asset Mortgage  Investments II Inc., a Delaware
         ---------
corporation, or its successors in interest.

         Depository:  The Depository Trust Company, the nominee of which is Cede
         ----------
& Co., or any successor thereto.


         Depository Agreement:  The meaning specified in Section 5.01(a) hereof.
         --------------------

         Depository  Participant:  A  broker,  dealer,  bank or other  financial
         -----------------------
institution or other Person for whom from time to time the Depository effects book-entry transfers and pledges of securities deposited with the Depository.

         Designated Depository Institution: A depository institution (commercial
         ---------------------------------
bank, federal savings bank, mutual savings bank or savings and loan association) or trust company (which may include the Trustee), the deposits of which are fully insured by the FDIC to the extent provided by law.

         Determination   Date:   With  respect  to  each  Mortgage   Loan,   the
         --------------------
Determination Date as defined in the Servicing Agreement.

         Disqualified Organization: Any of the following: (i) the United States,
         -------------------------
any State or political subdivision thereof, any possession of the United States, or any agency or instrumentality of any of the foregoing (other than an instrumentality which is a corporation if all of its activities are subject to tax and, except for the Freddie Mac or any successor thereto, a majority of its board of directors is not selected by such governmental unit), (ii) any foreign government, any international organization, or any agency or instrumentality of any of the foregoing, (iii) any organization (other than certain farmers' cooperatives described in Section 521 of the Code) which is exempt from the tax imposed by Chapter 1 of the Code (including the tax imposed by Section 511 of the Code on unrelated business taxable income), (iv) rural electric and telephone cooperatives described in Section 1381(a)(2)(C) of the Code or (v) any other Person so designated by the Trustee based upon an Opinion of Counsel that the holding of an ownership interest in a Residual Certificate by such Person may cause any 2004-1 REMIC contained in the Trust or any Person having an ownership interest in the Residual Certificate (other than such Person) to incur a liability for any federal tax imposed under the Code that would not otherwise be imposed but for the transfer of an ownership interest in a Residual Certificate to such Person. The terms "United States," "State" and "international organization" shall have the meanings set forth in Section 7701 of the Code or successor provisions.

         Distribution  Account:  The  trust  account  or  accounts  created  and
         ---------------------
maintained pursuant to Section 4.04, which shall be denominated "JPMorgan Chase Bank, as Trustee f/b/o holders of Structured Asset Mortgage Investments II Inc., Bear Stearns ALT-A Trust, Mortgage Pass-Through Certificates, Series 2004-1 - Distribution Account." The Distribution Account shall be an Eligible Account.

         Distribution  Account  Deposit  Date:  The  Business  Day prior to each
         ------------------------------------
Distribution Date.

         Distribution  Date:  The 25th day of any month,  beginning in the month
         ------------------
immediately following the month of the Closing Date, or, if such 25th day is not a Business Day, the Business Day immediately following.

         DTC  Custodian:  JPMorgan  Chase Bank, or its successors in interest as
         --------------
custodian for the Depository.

         Due Date: With respect to each Mortgage Loan, the date in each month on
         --------
which its Scheduled Payment is due if such due date is the first day of a month and otherwise is deemed to be the first day of the following month or such other date specified in the Servicing Agreement.

         Due Period:  With respect to any  Distribution  Date and each  Mortgage
         ----------
Loan, the period commencing on the second day of the month preceding the month in which the Distribution Date occurs and ending at the close of business on the first day of the month in which the Distribution Date occurs.

         Eligible  Account:  Any of (i) a segregated  account  maintained with a
         -----------------
federal or state chartered depository institution (A) the short-term obligations of which are rated A-1 or better by Standard & Poor's and P-1 by Moody's at the time of any deposit therein or (B) insured by the FDIC (to the limits established by such Corporation), the uninsured deposits in which account are otherwise secured such that, as evidenced by an Opinion of Counsel (obtained by the Person requesting that the account be held pursuant to this clause (i)) delivered to the Trustee prior to the establishment of such account, the Certificateholders will have a claim with respect to the funds in such account and a perfected first priority security interest against any collateral (which shall be limited to Permitted Investments, each of which shall mature not later than the Business Day immediately preceding the Distribution Date next following the date of investment in such collateral or the Distribution Date if such Permitted Investment is an obligation of the institution that maintains the Distribution Account) securing such funds that is superior to claims of any other depositors or general creditors of the depository institution with which such account is maintained, (ii) a segregated trust account or accounts maintained with a federal or state chartered depository institution or trust company with trust powers acting in its fiduciary capacity or (iii) a segregated account or accounts of a depository institution acceptable to the Rating Agencies (as evidenced in writing by the Rating Agencies that use of any such account as the Distribution Account will not have an adverse effect on the then-current ratings assigned to the Classes of Certificates then rated by the Rating Agencies). Eligible Accounts may bear interest.

         EMC: EMC Mortgage Corporation, and any successor thereto.
         ---

         Event of Default: As defined in Section 8.01.
         ----------------

         EverHome:   EverHome  Mortgage  Company  (formerly  known  as  Alliance
         --------
Mortgage Corporation), and any successor thereto.

         EverHome Servicing Agreement:  The Subservicing Agreement,  dated as of
         ----------------------------
January 1, 2002, as amended, between EverHome (as successor to Alliance Mortgage Company) and EMC attached hereto as Exhibit H-1.

         Excess  Liquidation  Proceeds:  To the extent  that such  amount is not
         -----------------------------
required by law to be paid to the related Mortgagor, the amount, if any, by which Liquidation Proceeds with respect to a Liquidated Mortgage Loan exceed the sum of (i) the Outstanding Principal Balance of such Mortgage Loan and accrued but unpaid interest at the related Mortgage Interest Rate through the last day of the month in which the related Liquidation Date occurs, plus (ii) related Liquidation Expenses.

         Fannie Mae:  Federal  National  Mortgage  Association and any successor
         ----------
thereto.

         FDIC:  Federal Deposit Insurance Corporation and any successor thereto.
         ----

         Final  Certification:  The  certification  substantially in the form of
         --------------------
Exhibit Three to the Custodial Agreement.

         Fractional   Undivided   Interest:   With   respect  to  any  Class  of
         ---------------------------------
Certificates, the fractional undivided interest evidenced by any Certificate of such Class the numerator of which is the Current Principal Amount, or Notional Amount in the case of the Interest Only Certificates, of such Certificate and the denominator of which is the Current Principal Amount, or Notional Amount in the case of the Interest Only Certificates, of such Class. With respect to the Certificates in the aggregate, the fractional undivided interest evidenced by
(i) a Residual Certificate will be deemed to equal 1.0%, (ii) each Interest Only Certificate will be deemed to equal 1.0% multiplied by a fraction, the numerator of which is the Notional Amount of such Certificate and the denominator of which is the aggregate Notional Amount of such respective Class and (iii) a Certificate of any other Class will be deemed to equal 92.00% multiplied by a fraction, the numerator of which is the Current Principal Amount of such Certificate and the denominator of which is the aggregate Current Principal Amount of all the Certificates; provided, however, the percentage in clause
(iii) above shall be increased by 1.0% upon the retirement of each Class of Interest Only Certificates.

         Freddie  Mac:  Freddie Mac,  formerly  the Federal  Home Loan  Mortgage
         ------------
Corporation, and any successor thereto.

         Global Certificate:  Any Private Certificate  registered in the name of
         ------------------
the Depository or its nominee, beneficial interests in which are reflected on the books of the Depository or on the books of a Person maintaining an account with such Depository (directly or as an indirect participant in accordance with the rules of such depository).

         GreenPoint:  GreenPoint  Mortgage  Funding,  Inc.,  and  any  successor
         ----------
thereto.

         GreenPoint Servicing Agreement: The Purchase,  Warranties and Servicing
         ------------------------------
Agreement, dated as of September 1, 2003, between GreenPoint and EMC attached hereto as Exhibit H-2.

         Gross Margin:  As to each Mortgage Loan, the fixed percentage set forth
         ------------
in the related Mortgage Note and indicated on the Mortgage Loan Schedule which percentage is added to the related Index on each Interest Adjustment Date to determine (subject to rounding, the minimum and maximum Mortgage Interest Rate and the Periodic Rate Cap) the Mortgage Interest Rate until the next Interest Adjustment Date.

         Group I Certificates:  The Class I-A-1, Class I-X-A-1,  Class I-A-2 and
         --------------------
Class I-X-A-2 Certificates.

         Group I Loans:  The Mortgage  Loans  identified as such on the Mortgage
         -------------
Loan Schedule.

         Group II Certificates:  The Class II-A-1, Class II-X-A-1, Class II-A-2,
         ---------------------
Class II-X-A-2, Class II-A-3 and Class II-X-A-3 Certificates.

         Group II Loans:  The Mortgage Loans  identified as such on the Mortgage
         --------------
Loan Schedule.

         Group  III  Certificates:  The  Class  III-A-1  Certificates  and Class
         ------------------------
III-X-A-1 Certificates.


         Group III Loans:  The Mortgage Loans identified as such on the Mortgage
         ---------------
Loan Schedule.

         Group IV  Certificates:  The Class  IV-A-1  Certificates  and the Class
         ----------------------
IV-X-A-1 Certificates.

         Group IV Loans:  The Mortgage Loans  identified as such on the Mortgage
         --------------
Loan Schedule.

         Group V Certificates:  The Class V-A-1 Certificates.
         --------------------

         Group V Loans:  The Mortgage  Loans  identified as such on the Mortgage
         -------------
Loan Schedule.

         Holder:  The Person in whose name a  Certificate  is  registered in the
         ------
Certificate Register, except that, subject to Sections 11.02(b) and 11.05(e), solely for the purpose of giving any consent pursuant to this Agreement, any Certificate registered in the name of the Depositor, the Master Servicer or the Trustee or any Affiliate thereof shall be deemed not to be outstanding and the Fractional Undivided Interest evidenced thereby shall not be taken into account in determining whether the requisite percentage of Fractional Undivided Interests necessary to effect any such consent has been obtained.

         Indemnified Persons:  The Trustee,  the Master Servicer,  the Custodian
         -------------------
and the Securities Administrator and their officers, directors, agents and employees and, with respect to the Trustee, any separate co-trustee and its officers, directors, agents and employees.

         Independent:  When used with respect to any specified Person, this term
         -----------
means that such Person (a) is in fact independent of the Depositor or the Master Servicer and of any Affiliate of the Depositor or the Master Servicer, (b) does not have any direct financial interest or any material indirect financial interest in the Depositor or the Master Servicer or any Affiliate of the Depositor or the Master Servicer and (c) is not connected with the Depositor or the Master Servicer or any Affiliate as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions.

         Index: The index, if any,  specified in a Mortgage Note by reference to
         -----
which the related Mortgage Interest Rate will be adjusted from time to time.

         Individual Certificate:  Any Private Certificate registered in the name
         ----------------------
of the Holder other than the Depository or its nominee.

         Initial Certification:  The certification  substantially in the form of
         ---------------------
Exhibit One to the Custodial Agreement.

         Institutional  Accredited Investor: Any Person meeting the requirements
         ----------------------------------
of Rule 501(a)(l), (2), (3) or (7) of Regulation D under the Securities Act or any entity all of the equity holders in which come within such paragraphs.

         Insurance  Policy:  With  respect to any  Mortgage  Loan,  any standard
         -----------------
hazard insurance policy, flood insurance policy or title insurance policy.

         Insurance  Proceeds:  Amounts paid by the insurer  under any  Insurance
         -------------------
Policy covering any Mortgage Loan or Mortgaged Property other than amounts required to be paid over to the Mortgagor pursuant to law or the related Mortgage Note or Security Instrument and other than amounts used to repair or restore the Mortgaged Property or to reimburse insured expenses.

         Interest Accrual Period:  With respect to each  Distribution  Date, for
         -----------------------
each Class of Certificates, the calendar month preceding the month in which such Distribution Date occurs.

         Interest Adjustment Date: With respect to a Mortgage Loan, the date, if
         ------------------------
any, specified in the related Mortgage Note on which the Mortgage Interest Rate is subject to adjustment.

         Interest Only  Certificates:  The Class I-X-A-1,  Class I-X-A-2,  Class
         ---------------------------
II-X-A-1, Class II-X-A-2, Class II-X-A-3, Class III-X-A-1 and Class IV-X-A-1 Certificates.

         Interest  Shortfall:  With  respect to any  Distribution  Date and each
         -------------------
Mortgage Loan that during the related Prepayment Period was the subject of a Principal Prepayment or constitutes a Relief Act Mortgage Loan, an amount determined as follows:

         (a) Partial principal prepayments received during the relevant Prepayment Period: The difference between (i) one month's interest at the applicable Net Rate on the amount of such prepayment and (ii) the amount of interest for the calendar month of such prepayment (adjusted to the applicable Net Rate) received at the time of such prepayment;

         (b) Principal prepayments in full received during the relevant Prepayment Period: The difference between (i) one month's interest at the applicable Net Rate on the Scheduled Principal Balance of such Mortgage Loan immediately prior to such prepayment and (ii) the amount of interest for the calendar month of such prepayment (adjusted to the applicable Net Rate) received at the time of such prepayment; and

         (c) Relief Act Mortgage Loans: As to any Relief Act Mortgage Loan, the excess of (i) 30 days' interest (or, in the case of a principal prepayment in full, interest to the date of prepayment) on the Scheduled Principal Balance thereof (or, in the case of a principal prepayment in part, on the amount so prepaid) at the related Net Rate over (ii) 30 days' interest (or, in the case of a principal prepayment in full, interest to the date of prepayment) on such Scheduled Principal Balance (or, in the case of a Principal Prepayment in part, on the amount so prepaid) at the annual interest rate required to be paid by the Mortgagor as limited by application of the Relief Act.

         Interim Certification:  The certification  substantially in the form of
         ---------------------
Exhibit Two to the Custodial Agreement.

         Investment  Letter:  The letter to be furnished  by each  Institutional
         ------------------
Accredited Investor which purchases any of the Private Certificates in connection with such purchase, substantially in the form set forth as Exhibit F-1 hereto.

         Liquidated  Mortgage Loan: Any defaulted  Mortgage Loan as to which the
         -------------------------
Servicer or the Master Servicer has determined that all amounts it expects to recover from or on account of such Mortgage Loan have been recovered.

         Liquidation  Date:  With respect to any  Liquidated  Mortgage Loan, the
         -----------------
date on which the Master Servicer or the Servicer has certified that such Mortgage Loan has become a Liquidated Mortgage Loan.

         Liquidation  Expenses:  With respect to a Mortgage Loan in liquidation,
         ---------------------
unreimbursed expenses paid or incurred by or for the account of the Master Servicer or the Servicer in connection with the liquidation of such Mortgage Loan and the related Mortgage Property, such expenses including (a) property protection expenses, (b) property sales expenses, (c) foreclosure and sale costs, including court costs and reasonable attorneys' fees, and (d) similar expenses reasonably paid or incurred in connection with liquidation.

         Liquidation Proceeds:  Cash received in connection with the liquidation
         --------------------
of a defaulted Mortgage Loan, whether through trustee's sale, foreclosure sale, Insurance Proceeds, condemnation proceeds or otherwise and Subsequent Recoveries.

         Loan Group:  Loan Group I, Loan Group II, Loan Group III, Loan Group IV
         ----------
and Loan Group V, as applicable.

         Loan Group I: The group of Mortgage  Loans  designated  as belonging to
         ------------
Loan Group I on the Mortgage Loan Schedule.

         Loan Group II: The group of Mortgage  Loans  designated as belonging to
         -------------
Loan Group II on the Mortgage Loan Schedule.

         Loan Group III: The group of Mortgage Loans  designated as belonging to
         --------------
Loan Group III on the Mortgage Loan Schedule.

         Loan Group IV: The group of Mortgage  Loans  designated as belonging to
         -------------
Loan Group IV on the Mortgage Loan Schedule.

         Loan Group V: The group of Mortgage  Loans  designated  as belonging to
         ------------
Loan Group V on the Mortgage Loan Schedule.

         Loan-to-Value  Ratio:  With respect to any Mortgage Loan, the fraction,
         --------------------
expressed as a percentage, the numerator of which is the original principal balance of the related Mortgage Loan and the denominator of which is the Original Value of the related Mortgaged Property.

         Loss Allocation  Limitation:  The meaning  specified in Section 6.02(c)
         ---------------------------
hereof.


         Loss Severity  Percentage:  With respect to any Distribution  Date, the
         -------------------------
percentage equivalent of a fraction, the numerator of which is the amount of Realized Losses incurred on a Mortgage Loan and the denominator of which is the Scheduled Principal Balance of such Mortgage Loan immediately prior to the liquidation of such Mortgage Loan.

         Lost  Notes:  The  original  Mortgage  Notes  that have been  lost,  as
         -----------
indicated on the Mortgage Loan Schedule.

         Master  Servicer:  As of the Closing Date,  Wells Fargo Bank,  National
         ----------------
Association and, thereafter, its respective successors in interest that meet the qualifications of the Servicing Agreements and this Agreement.

         Master  Servicer   Certification:   A  written  certification  covering
         --------------------------------
servicing of the Mortgage Loans by the Servicers and signed by an officer of the Master Servicer that complies with (i) the Sarbanes-Oxley Act of 2002, as amended from time to time, and (ii) the February 21, 2003 Statement by the Staff of the Division of Corporation Finance of the Securities and Exchange Commission Regarding Compliance by Asset-Backed Issuers with Exchange Act Rules 13a-14 and 15d-14, as in effect from time to time; provided that if, after the Closing Date
(a) the Sarbanes-Oxley Act of 2002 is amended, (b) the Statement referred to in clause (ii) is modified or superceded by any subsequent statement, rule or regulation of the Securities and Exchange Commission or any statement of a division thereof, or (c) any future releases, rules and regulations are published by the Securities and Exchange Commission from time to time pursuant to the Sarbanes-Oxley Act of 2002, which in any such case affects the form or substance of the required certification and results in the required certification being, in the reasonable judgment of the Master Servicer, materially more onerous than the form of the required certification as of the Closing Date, the Master Servicer Certification shall be as agreed to by the Master Servicer and the Depositor following a negotiation in good faith to determine how to comply with any such new requirements.

         Master  Servicer  Collection  Account:  The trust  account or  accounts
         -------------------------------------
created and maintained pursuant to Section 4.02, which shall be denominated "JPMorgan Chase Bank, as Trustee f/b/o holders of Structured Asset Mortgage Investments II Inc., Bear Stearns ALT-A Trust, Mortgage Pass-Through Certificates, Series 2004-1, Collection Account." The Master Servicer Collection Account shall be an Eligible Account.

         Master Servicing Compensation:  The meaning specified in Section 3.14.
         -----------------------------

         Material Defect:  The meaning specified in Section 2.02(a).
         ---------------

         Maximum  Lifetime  Mortgage Rate: The maximum level to which a Mortgage
         --------------------------------
Interest Rate can adjust in accordance with its terms, regardless of changes in the applicable Index.

         MERS: Mortgage  Electronic  Registration  Systems,  Inc., a corporation
         ----
organized and existing under the laws of the State of Delaware, or any successor thereto.

         MERS(R)  System:  The system of recording  transfers of Mortgage  Loans
         ---------------
electronically maintained by MERS.

         MIN: The Mortgage  Identification  Number for Mortgage Loans registered
         ---
with MERS on the MERS(R) System.

         Minimum  Lifetime  Mortgage Rate: The minimum level to which a Mortgage
         --------------------------------
Interest Rate can adjust in accordance with its terms, regardless of changes in the applicable Index.

         MOM  Loan:  With  respect  to any  Mortgage  Loan,  MERS  acting as the
         ---------
mortgagee of such Mortgage Loan, solely as nominee for the originator of such Mortgage Loan and its successors and assigns, at the origination thereof.

         Monthly  Advance:  An advance of principal  or interest  required to be
         ----------------
made by the Servicer pursuant to the Servicing Agreement or the Master Servicer pursuant to Section 6.05.

         Moody's:  Moody's Investors Service, Inc. or its successor in interest.
         -------

         Mortgage  File:  The  mortgage  documents  listed  in  Section  2.01(b)
         --------------
pertaining to a particular Mortgage Loan and any additional documents required to be added to the Mortgage File pursuant to this Agreement.

         Mortgage  Interest Rate: The annual rate at which interest accrues from
         -----------------------
time to time on any Mortgage Loan pursuant to the related Mortgage Note, which rate is initially equal to the "Mortgage Interest Rate" set forth with respect thereto on the Mortgage Loan Schedule.

         Mortgage Loan: A mortgage loan  transferred and assigned to the Trustee
         -------------
pursuant to Section 2.01 or Section 2.04 and held as a part of the Trust Fund, as identified in the Mortgage Loan Schedule (which shall include, without limitation, with respect to each Mortgage Loan, each related Mortgage Note, Mortgage and Mortgage File and all rights appertaining thereto), including a mortgage loan the property securing which has become an REO Property.

         Mortgage Loan Purchase Agreement:  The Mortgage Loan Purchase Agreement
         --------------------------------
dated as of February 27, 2004, between EMC, as seller, and Structured Asset Mortgage Investments II Inc., as purchaser, and all amendments thereof and supplements thereto, attached as Exhibit J.

         Mortgage Loan Schedule: The schedule, attached hereto as Exhibit B with
         ----------------------
respect to the Mortgage Loans and as amended from time to time to reflect the repurchase or substitution of Mortgage Loans pursuant to this Agreement.

         Mortgage Note:  The  originally  executed note or other evidence of the
         -------------
indebtedness of a Mortgagor under the related Mortgage Loan.

         Mortgaged Property:  Land and improvements securing the indebtedness of
         ------------------
a Mortgagor under the related Mortgage Loan or, in the case of REO Property, such REO Property.

         Mortgagor:  The obligor on a Mortgage Note.
         ---------

         Net Interest  Shortfall:  With respect to any  Distribution  Date,  the
         -----------------------
Interest Shortfall, if any, for such Distribution Date net of Compensating Interest Payments made with respect to such Distribution Date.

         Net  Liquidation   Proceeds:   As  to  any  Liquidated  Mortgage  Loan,
         ---------------------------
Liquidation Proceeds net of (i) Liquidation Expenses which are payable therefrom to the Servicer or the Master Servicer in accordance with the Servicing Agreement or this Agreement and (ii) unreimbursed advances by the Servicer or the Master Servicer and Monthly Advances.

         Net Rate:  With respect to each Mortgage  Loan,  the Mortgage  Interest
         --------
Rate in effect from time to time less the Servicing Fee Rate (expressed as a per annum rate).

         Non-Offered  Subordinate  Certificates:  The Class  B-4,  Class B-5 and
         --------------------------------------
Class B-6 Certificates.

         Nonrecoverable  Advance:  Any advance or Monthly  Advance (i) which was
         -----------------------
previously made or is proposed to be made by the Master Servicer, the Trustee (as successor Master Servicer) or the applicable Servicer and (ii) which, in the good faith judgment of the Master Servicer, the Trustee or the applicable Servicer , will not or, in the case of a proposed advance or Monthly Advance, would not, be ultimately recoverable by the Master Servicer, the Trustee (as successor Master Servicer) or the applicable Servicer from Liquidation Proceeds, Insurance Proceeds or future payments on the Mortgage Loan for which such advance or Monthly Advance was made or is proposed to be made.

         Notional Amount: The Notional Amount of the Class I-X-A-1 Certificates,
         ---------------
as of any date of determination, is equal to the Current Principal Amount of the Class I-A-1 Certificates. The Notional Amount of the Class I-X-A-2 Certificates, as of any date of determination, is equal to the Current Principal Amount of the Class I-A-2 Certificates. The Notional Amount of the Class II-X-A-1 Certificates, as of any date of determination, is equal to the Current Principal Amount of the Class II-A-1 Certificates. The Notional Amount of the Class II-X-A-2 Certificates, as of any date of determination, is equal to the Current Principal Amount of the Class II-A-2 Certificates. The Notional Amount of the Class II-X-A-3 Certificates, as of any date of determination, is equal to the Current Principal Amount of the Class II-A-3 Certificates. The Notional Amount of the Class III-X-A-1 Certificates, as of any date of determination, is equal to the Current Principal Amount of the Class III-A-1 Certificates. The Notional Amount of the Class IV-X-A-1 Certificates, as of any date of determination, is equal to the Current Principal Amount of the Class IV-A-1 Certificates.

         Offered  Certificates:  The Class I-A-1,  Class  I-X-A-1,  Class I-A-2,
         ---------------------
Class I-X-A-2, Class II-A-1, Class II-X-A-1, Class II-A-2, Class II-X-A-2, Class II-A-3, Class II-X-A-3, Class III-A-1, Class III-X-A-1, Class IV-A-1, Class IV-X-A-1, Class V-A-1, Class R, Class M, Class B-1, Class B-2 and Class B-3 Certificates.

         Offered  Subordinate  Certificates:  The Class B-l, Class B-2 and Class
         ----------------------------------
B-3 Certificates.

         Officer's  Certificate:  A  certificate  signed by the  Chairman of the
         ----------------------
Board, the Vice Chairman of the Board, the President or a Vice President or Assistant Vice President or other authorized officer of the Master Servicer or the Depositor, as applicable, and delivered to the Trustee, as required by this Agreement.

         Opinion  of  Counsel:  A  written  opinion  of  counsel  who  is or are
         --------------------
acceptable to the Trustee and who, unless required to be Independent (an "Opinion of Independent Counsel"), may be internal counsel for the Company, the Master Servicer or the Depositor.

         Optional Termination Date: The Distribution Date on which the aggregate
         -------------------------
Scheduled Principal Balance of the Mortgage Loans is less than 10% of the Cut-off Date Balance.

         Original  Subordinate  Principal  Balance:  The  sum of  the  aggregate
         -----------------------------------------
Current Principal Amounts of each Class of Subordinate Certificates as of the Closing Date.

         Original Value: The lesser of (i) the Appraised Value or (ii) the sales
         --------------
price of a Mortgaged Property at the time of origination of a Mortgage Loan, except in instances where either clauses (i) or (ii) is unavailable, the other may be used to determine the Original Value, or if both clauses (i) and (ii) are unavailable, Original Value may be determined from other sources reasonably acceptable to the Depositor.
         Outstanding Mortgage Loan: With respect to any Due Date, a Mortgage Loan which, prior to such Due Date, was not the subject of a Principal Prepayment in full, did not become a Liquidated Mortgage Loan and was not purchased or replaced.

         Outstanding Principal Balance: As of the time of any determination, the
         -----------------------------
principal balance of a Mortgage Loan remaining to be paid by the Mortgagor, or, in the case of an REO Property, the principal balance of the related Mortgage Loan remaining to be paid by the Mortgagor at the time such property was acquired by the Trust Fund less any Net Liquidation Proceeds with respect thereto to the extent applied to principal.

         Pass-Through  Rate:  As to each  Class  of  Certificates,  the  REMIC I
         ------------------
Regular Interests, REMIC II Regular Interests and REMIC III Regular Interests, the rate of interest determined as provided with respect thereto, in Section 5.01(c). Any monthly calculation of interest at a stated rate shall be based upon annual interest at such rate divided by twelve.

         Periodic  Rate Cap:  With respect to each  Mortgage  Loan,  the maximum
         ------------------
adjustment that can be made to the Mortgage Interest Rate on each Interest Adjustment Date in accordance with its terms, regardless of changes in the applicable Index.

         Permitted Investments:  Any one or more of the following obligations or
         ---------------------
securities   held  in  the  name  of  the   Trustee   for  the  benefit  of  the
Certificateholders:

         (i) direct obligations of, and obligations the timely payment of which are fully guaranteed by the United States of America or any agency or instrumentality of the United States of America the obligations of which are backed by the full faith and credit of the United States of America;

         (ii) (a) demand or time deposits, federal funds or bankers' acceptances issued by any depository institution or trust company incorporated under the laws of the United States of America or any state thereof (including the Trustee or the Master Servicer or its Affiliates acting in its commercial banking capacity) and subject to supervision and examination by federal and/or state banking authorities, provided that the commercial paper and/or the short-term debt rating and/or the long-term unsecured debt obligations of such depository institution or trust company at the time of such investment or contractual commitment providing for such investment have the Applicable Credit Rating or better from each Rating Agency and (b) any other demand or time deposit or certificate of deposit that is fully insured by the Federal Deposit Insurance Corporation;

         (iii) repurchase obligations with respect to (a) any security described in clause (i) above or (b) any other security issued or guaranteed by an agency or instrumentality of the United States of America, the obligations of which are backed by the full faith and credit of the United States of America, in either case entered into with a depository institution or trust company (acting as principal) described in clause (ii)(a) above where the Trustee holds the security therefor;

         (iv) securities bearing interest or sold at a discount issued by any corporation (including the Trustee or the Master Servicer or its Affiliates) incorporated under the laws of the United States of America or any state thereof that have the Applicable Credit Rating or better from each Rating Agency at the time of such investment or contractual commitment providing for such investment; provided, however, that securities issued by any particular corporation will not be Permitted Investments to the extent that investments therein will cause the then outstanding principal amount of securities issued by such corporation and held as part of the Trust to exceed 10% of the aggregate Outstanding Principal Balances of all the Mortgage Loans and Permitted Investments held as part of the Trust;

         (v) commercial paper (including both non-interest-bearing discount obligations and interest-bearing obligations payable on demand or on a specified date not more than one year after the date of issuance thereof) having the Applicable Credit Rating or better from each Rating Agency at the time of such investment;

         (vi) a Reinvestment Agreement issued by any bank, insurance company or other corporation or entity;

         (vii) any other demand, money market or time deposit, obligation, security or investment as may be acceptable to each Rating Agency as evidenced in writing by each Rating Agency to the Trustee; and

         (viii) any money market or common trust fund having the Applicable Credit Rating or better from each Rating Agency, including any such fund for which the Trustee or the Master Servicer or any affiliate of the Trustee or the Master Servicer acts as a manager or an advisor; provided, however, that no instrument or security shall be a Permitted Investment if such instrument or security evidences a right to receive only interest payments with respect to the obligations underlying such instrument or if such security provides for payment of both principal and interest with a yield to maturity in excess of 120% of the yield to maturity at par or if such instrument or security is purchased at a price greater than par.

         Permitted Transferee: Any Person other than a Disqualified Organization
         --------------------
or an "electing large partnership" (as defined by Section 775 of the Code).

         Person:  Any  individual,  corporation,   partnership,  joint  venture,
         ------
association, limited liability company, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

         Physical  Certificates:  The  Residual  Certificates  and  the  Private
         ----------------------
Certificates.

         Plan: The meaning specified in Section 5.07(a).
         ----

         Prepayment  Charge:  With respect to any Mortgage  Loan, the charges or
         ------------------
premiums, if any, due in connection with a full or partial prepayment of such Mortgage Loan in accordance with the terms thereof.

         Prepayment   Period:   With  respect  to  any  Mortgage  Loan  and  any
         -------------------
Distribution Date, the calendar month preceding the month in which such Distribution Date occurs.

         Primary  Mortgage  Insurance  Policy:  Any  primary  mortgage  guaranty
         ------------------------------------
insurance policy issued in connection with a Mortgage Loan which provides compensation to a Mortgage Note holder in the event of default by the obligor under such Mortgage Note or the related Security Instrument, if any or any replacement policy therefor through the related Interest Accrual Period for such Class relating to a Distribution Date.

         Principal  Prepayment:  Any payment  (whether partial or full) or other
         ---------------------
recovery of principal on a Mortgage Loan which is received in advance of its scheduled Due Date to the extent that it is not accompanied by an amount as to interest representing scheduled interest due on any date or dates in any month or months subsequent to the month of prepayment, including Insurance Proceeds and Repurchase Proceeds, but excluding the principal portion of Net Liquidation Proceeds.

         Private   Certificates:   The  Class  B-4,   Class  B-5  or  Class  B-6
         ----------------------
Certificate.

         Protected  Account:  An  account  established  and  maintained  for the
         ------------------
benefit of Certificateholders by the Servicer with respect to the related Mortgage Loans and with respect to REO Property pursuant to the Servicing Agreement.

         QIB:  A  Qualified   Institutional   Buyer  as  defined  in  Rule  144A
         ---
promulgated under the Securities Act.

         Qualified  Insurer:  Any insurance company duly qualified as such under
         ------------------
the laws of the state or states in which the related Mortgaged Property or Mortgaged Properties is or are located, duly authorized and licensed in such state or states to transact the type of insurance business in which it is engaged and approved as an insurer by the Master Servicer, so long as the claims paying ability of which is acceptable to the Rating Agencies for pass-through certificates having the same rating as the Certificates rated by the Rating Agencies as of the Closing Date.

         Rating Agencies:  Moody's and S&P.
         ---------------

         Realized  Loss:  Any (i)  Bankruptcy  Loss or (ii) as to any Liquidated
         --------------
Mortgage Loan, (x) the Outstanding Principal Balance of such Liquidated Mortgage Loan plus accrued and unpaid interest thereon at the Mortgage Interest Rate through the last day of the month of such liquidation, less (y) the related Net Liquidation Proceeds with respect to such Mortgage Loan and the related Mortgage Property. In addition, to the extent the Master Servicer receives Subsequent Recoveries with respect to any Mortgage Loan, the amount of the Realized Loss with respect to that Mortgage Loan will be reduced to the extent such recoveries are applied to reduce the Current Principal Amount of any Class of Certificates on any Distribution Date.

         Realized Losses on the Mortgage Loans shall be allocated to the REMIC I Regular Interests as follows: (1) The interest portion of Realized Losses and Net Interest Shortfalls on the Group I Loans, if any, shall be allocated between the Class Y-1 and Class Z-1 Regular Interests pro rata according to the amount of interest accrued but unpaid thereon, in reduction thereof; (2) the interest portion of Realized Losses and Net Interest Shortfalls on the Group II Loans, if any, shall be allocated between the Class Y-2 and Class Z-2 Regular Interests pro rata according to the amount of interest accrued but unpaid thereon, in reduction thereof; (3) the interest portion of Realized Losses and Net Interest Shortfalls on the Group III Loans, if any, shall be allocated between the Class Y-3 and Class Z-3 Regular Interests pro rata according to the amount of interest accrued but unpaid thereon, in reduction thereof; (4) the interest portion of Realized Losses and Net Interest Shortfalls on the Group IV Loans, if any, shall be allocated between the Class Y-4 and Class Z-4 Regular Interests pro rata according to the amount of interest accrued but unpaid thereon, in reduction thereof; and (5) the interest portion of Realized Losses and Net Interest Shortfalls on the Group V Loans, if any, shall be allocated between the Class Y-5 and Class Z-5 Regular Interests pro rata according to the amount of interest accrued but unpaid thereon, in reduction thereof. Any interest portion of such Realized Losses in excess of the amount allocated pursuant to the preceding sentence shall be treated as a principal portion of Realized Losses not attributable to any specific Mortgage Loan in such Group and allocated pursuant to the succeeding sentences. The principal portion of Realized Losses with respect to the Mortgage Loans shall be allocated to the REMIC I Regular Interests as follows: (1) the principal portion of Realized Losses on the Group I Loans shall be allocated, first, to the Class Y-1 Regular Interest to the extent of the Class Y-1 Principal Reduction Amount in reduction of the Uncertificated Principal Balance of such Regular Interest and, second, the remainder, if any, of such principal portion of such Realized Losses shall be allocated to the Class Z-1 Regular Interest in reduction of the Uncertificated Principal Balance thereof; (2) the principal portion of Realized Losses on the Group II Loans shall be allocated, first, to the Class Y-2 Regular Interest to the extent of the Class Y-2 Principal Reduction Amount in reduction of the Uncertificated Principal Balance of such Regular Interest and, second, the remainder, if any, of such principal portion of such Realized Losses shall be allocated to the Class Z-2 Regular Interest in reduction of the Uncertificated Principal Balance thereof; (3) the principal portion of Realized Losses on the Group III Loans shall be allocated, first, to the Class Y-3 Regular Interest to the extent of the Class Y-3 Principal Reduction Amount in reduction of the Uncertificated Principal Balance of such Regular Interest and, second, the remainder, if any, of such principal portion of such

Realized Losses shall be allocated to the Class Z-3 Regular Interest in reduction of the Uncertificated Principal Balance thereof; (4) the principal portion of Realized Losses on the Group IV Loans shall be allocated, first, to the Class Y-4 Regular Interest to the extent of the Class Y-4 Principal Reduction Amount in reduction of the Uncertificated Principal Balance of such Regular Interest and, second, the remainder, if any, of such principal portion of such Realized Losses shall be allocated to the Class Z-4 Regular Interest in reduction of the Uncertificated Principal Balance thereof; and (5) the principal portion of Realized Losses on the Group V Loans shall be allocated, first, to the Class Y-5 Regular Interest to the extent of the Class Y-5 Principal Reduction Amount in reduction of the Uncertificated Principal Balance of such Regular Interest and, second, the remainder, if any, of such principal portion of such Realized Losses shall be allocated to the Class Z-5 Regular Interest in reduction of the Uncertificated Principal Balance thereof. For any Distribution Date, reductions in the Uncertificated Principal Balances of the Class Y and Class Z Regular Interest pursuant to this definition of Realized Loss shall be determined, and shall be deemed to occur, prior to any reductions of such Uncertificated Principal Balances by distributions on such Distribution Date.

         Record Date: For each Class of  Certificates,  the close of business on
         -----------
the last Business Day of the month immediately preceding the month of such Distribution Date.

         Reinvestment   Agreements:   One  or  more   reinvestment   agreements,
         -------------------------
acceptable to the Rating Agencies, from a bank, insurance company or other corporation or entity (including the Trustee).

         Related  Class:  (a) The Classes of  Certificates  and REMIC II Regular
         --------------
Interests shall be treated as "Related Classes" as set forth in the following chart.

         REMIC II Regular
         Interest                  Related Certificates
         -----------------         --------------------
         A-I-1-M                   I-A-1, I-X-A-1
         A-I-2-M                   I-A-2, I-X-A-2
         A-II-1-M                  II-A-1, II-X-A-1
         A-II-2-M                  II-A-2, II-X-A-2
         A-II-3-M                  II-A-3, II-X-A-3
         A-III-1-M                 III-A-1, III-X-A-1
         A-IV-1-M                  IV-A-1, IV-X-A-1
         A-V-M                     V-A-1
         M-M                       M
         B-1-M                     B-1
         B-2-M                     B-2
         B-3-M                     B-3
         B-4-M                     B-4
         B-5-M                     B-5
         B-6-M                     B-6

         (b) The Class of Certificates and REMIC III Regular Interests of the same designation shall be treated as Related Classes.

         Relief Act: The Servicemembers Civil Relief Act, as amended, or similar
         ----------
state law.

         Relief Act Mortgage  Loan:  Any Mortgage Loan as to which the Scheduled
         -------------------------
Payment thereof has been reduced due to the application of the Relief Act.

         REMIC: A "real estate mortgage  investment  conduit" within the meaning
         -----
of Section 860D of the Code.

         REMIC   Administrator:   The  Trustee;   provided  that  if  the  REMIC
         ---------------------
Administrator is found by a court of competent jurisdiction to no longer be able to fulfill its obligations as REMIC Administrator under this Agreement the Servicer or Trustee acting as Servicer shall appoint a successor REMIC Administrator, subject to assumption of the REMIC Administrator obligations under this Agreement.

         REMIC Interest: Any of REMIC I Interests,  REMIC II Interests and REMIC
         --------------
III Interests.

         REMIC Opinion:  An Opinion of Independent  Counsel,  to the effect that
         -------------
the proposed action described therein would not, under the REMIC Provisions, (i) cause any 2004-1 REMIC to fail to qualify as a REMIC while any regular interest in such 2004-1 REMIC is outstanding, (ii) result in a tax on prohibited transactions with respect to any 2004-1 REMIC or (iii) constitute a taxable contribution to any 2004-1 REMIC after the Startup Day.

         REMIC Provisions: The provisions of the federal income tax law relating
         ----------------
to REMICs, which appear at Sections 860A through 860G of the Code, and related provisions and regulations promulgated thereunder, as the foregoing may be in effect from time to time.

         REMIC  Regular  Interest:  Any of REMIC I Regular  Interests,  REMIC II
         ------------------------
Regular Interests and REMIC III Regular Interests.

         REMIC I: The segregated  pool of assets,  with respect to which a REMIC
         -------
election is made pursuant to this Agreement, consisting of:

         (a) the Mortgage Loans and the related Mortgage Files and collateral securing such Mortgage Loans,

         (b) all payments on and collections in respect of the Mortgage Loans due after the Cut-off Date as shall be on deposit in the Master Servicer Collection Account or in the Distribution Account and identified as belonging to the Trust Fund,

         (c) property that secured a Mortgage Loan and that has been acquired for the benefit of the Certificateholders by foreclosure or deed in lieu of foreclosure,

         (d) the hazard insurance policies and Primary Mortgage Insurance Policy, if any, and

         (e) all proceeds of clauses (a) through (d) above.

         REMIC I  Available  Distribution  Amount:  For each Loan  Group for any
         ----------------------------------------
Distribution Date, the Available Funds for such Loan Group.

         REMIC I Distribution  Amount:  For any  Distribution  Date, the REMIC I
         ----------------------------
Available Distribution Amount shall be distributed to the REMIC I Regular Interests and the Class R Residual Interest in the following amounts and priority:

         (a) To the extent of the REMIC I Available Distribution Amount for Loan Group I:

                  (i) first, to Class Y-1 and Class Z-1 Regular Interests and Component I of the Class R Certificates, concurrently, the Uncertificated Interest for such Classes remaining unpaid from previous Distribution Dates, pro rata according to their respective shares of such unpaid amounts;

                  (ii) second, to the Class Y-1 and Class Z-1 Regular Interests and Component I of the Class R Certificates, concurrently, the Uncertificated Interest for such Classes for the current Distribution Date, pro rata according to their respective Uncertificated Interest;

                  (iii) third, to Component I of the Class R Certificates, until the Uncertificated Principal Balance thereof has been reduced to zero; and

                  (iv) fourth, to the Class Y-1 and Class Z-1 Regular Interests, the Class Y-1 Principal Distribution Amount and the Class Z-1 Principal Distribution Amount, respectively.

         (b) To the extent of the REMIC I Available Distribution Amount for Loan Group II:

                  (i) first, to the Class Y-2 and Class Z-2 Regular Interests, concurrently, the Uncertificated Interest for such Classes remaining unpaid from previous Distribution Dates, pro rata according to their respective shares of such unpaid amounts;

                  (ii) second, to the Class Y-2 and Class Z-2 Regular Interests, concurrently, the Uncertificated Interest for such Classes for the current Distribution Date, pro rata according to their respective Uncertificated Interest; and

                  (iii) third, to the Class Y-2 and Class Z-2 Regular Interests, the Class Y-2 Principal Distribution Amount and the Class Z-2 Principal Distribution Amount, respectively.

         (c) To the extent of the REMIC I Available Distribution Amount for Loan Group III:

                  (i) first, to the Class Y-3 and Class Z-3 Regular Interests, concurrently, the Uncertificated Interest for such Classes remaining unpaid from previous Distribution Dates, pro rata according to their respective shares of such unpaid amounts;

                  (ii) second, to the Class Y-3 and Class Z-3 Regular Interests, concurrently, the Uncertificated Interest for such Classes for the current Distribution Date, pro rata according to their respective Uncertificated Interest; and

                  (iii) third, to the Class Y-3 and Class Z-3 Regular Interests, the Class Y-3 Principal Distribution Amount and the Class Z-3 Principal Distribution Amount, respectively.

         (d) To the extent of the REMIC I Available Distribution Amount for Loan Group IV:

                  (i) first, to the Class Y-4 and Class Z-4 Regular Interests, concurrently, the Uncertificated Interest for such Classes remaining unpaid from previous Distribution Dates, pro rata according to their respective shares of such unpaid amounts;

                  (ii) second, to the Class Y-4 and Class Z-4 Regular Interests, concurrently, the Uncertificated Interest for such Classes for the current Distribution Date, pro rata according to their respective Uncertificated Interest; and

                  (iii) third, to the Class Y-4 and Class Z-4 Regular Interests, the Class Y-4 Principal Distribution Amount and the Class Z-4 Principal Distribution Amount, respectively.

         (e) To the extent of the REMIC I Available Distribution Amount for Loan Group V:

                  (i) first, to the Class Y-5 and Class Z-5 Regular Interests, concurrently, the Uncertificated Interest for such Classes remaining unpaid from previous Distribution Dates, pro rata according to their respective shares of such unpaid amounts;

                  (ii) second, to the Class Y-5 and Class Z-5 Regular Interests, concurrently, the Uncertificated Interest for such Classes for the current Distribution Date, pro rata according to their respective Uncertificated Interest; and

                  (iii) third, to the Class Y-5 and Class Z-5 Regular Interests, the Class Y-5 Principal Distribution Amount and the Class Z-5 Principal Distribution Amount, respectively.

         (f) To the extent of the REMIC I Available Distribution Amounts for Loan Group I, Loan Group II, Loan Group III, Loan Group IV and Loan Group V for such Distribution Date remaining after payment of the amounts pursuant to paragraphs (a), (b), (c), (d) and (e) of this definition of "REMIC I Distribution Amount":

                  (i) first, to each Class of Class Y and Class Z Regular Interests, pro rata according to the amount of unreimbursed Realized Losses allocable to principal previously allocated to each such Class; provided, however, that any amounts distributed pursuant to this paragraph (e)(i) of this definition of "REMIC I Distribution Amount" shall not cause a reduction in the Uncertificated Principal Balances of any of the Class Y and Class Z Regular Interests; and

                  (ii) second, to the Component I of the Class R Certificates, the Residual Distribution Amount for Component I of the Class R Certificates for such Distribution Date.

         REMIC I Interest:  The REMIC I Regular Interests and Component I of the
         ----------------
Class R Certificates.

         REMIC I Regular  Interest:  Any of the eight separate  non-certificated
         -------------------------
beneficial ownership interests in REMIC I set forth in Section 5.01(c) and issued hereunder and designated as a "regular interest" in REMIC I. Each REMIC I Regular Interest shall accrue interest at the Uncertificated Pass-Through Rate specified for such REMIC I Interest in Section 5.01(c), and shall be entitled to distributions of principal, subject to the terms and conditions hereof, in an aggregate amount equal to its initial Uncertificated Principal Balance as set forth in Section 5.01(c). The designations for the respective REMIC I Regular Interests are set forth in Section 5.01(c).

         REMIC II: That group of assets  contained in the Trust Fund  designated
         --------
as a REMIC consisting of the REMIC I Regular Interests and any proceeds thereof.

         REMIC II Interests:  The REMIC II Regular Interests.
         ------------------

         REMIC III Regular Interests:  As defined in Section 5.01(c).
         ---------------------------

         REO Property: A Mortgaged Property acquired in the name of the Trustee,
         ------------
for the benefit of Certificateholders, by foreclosure or deed-in-lieu of foreclosure in connection with a defaulted Mortgage Loan.

         Repurchase  Price:  With respect to any Mortgage  Loan (or any property
         -----------------
acquired with respect thereto) required to be repurchased by the Seller pursuant to the Mortgage Loan Purchase Agreement or Article II of this Agreement, an amount equal to the sum of (i)(a) 100% of the Outstanding Principal Balance of such Mortgage Loan as of the date of repurchase (or if the related Mortgaged Property was acquired with respect thereto, 100% of the Outstanding Principal Balance at the date of the acquisition), plus (b) accrued but unpaid interest on the Outstanding Principal Balance at the related Mortgage Interest Rate, through and including the last day of the month of repurchase, plus (c) any unreimbursed Monthly Advances and servicing advances payable to the Servicer of the Mortgage Loan or to the Master Servicer and (ii) any costs and damages (if any) incurred by the Trust in connection with any violation of such Mortgage Loan of any predatory or abusive lending laws.

         Repurchase  Proceeds:  the  Repurchase  Price  in  connection  with any
         --------------------
repurchase of a Mortgage Loan by the Seller and any cash deposit in connection with the substitution of a Mortgage Loan.

         Request for Release:  A request for release in the form attached hereto
         -------------------
as Exhibit D.

         Required  Insurance  Policy:  With  respect to any Mortgage  Loan,  any
         ---------------------------
insurance policy which is required to be maintained from time to time under this Agreement with respect to such Mortgage Loan.

         Residual Certificates:  The Class R Certificates.
         ---------------------

         Responsible Officer: Any officer assigned to the Corporate Trust Office
         -------------------
(or any successor thereto), including any Vice President, Assistant Vice President, Trust Officer, any Assistant Secretary, any trust officer or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and having direct responsibility for the administration of this Agreement, and any other officer of the Trustee to whom a matter arising hereunder may be referred.

         Rule 144A Certificate: The certificate to be furnished by each purchaser of a Private Certificate (which is also a Physical Certificate) which is a Qualified Institutional Buyer as defined under Rule 144A promulgated under the Securities Act, substantially in the form set forth as Exhibit F-2 hereto.

         S&P: Standard & Poor's, a division of The McGraw-Hill Companies,  Inc.,
         ---
and its successors in interest.

         Scheduled  Payment:  With  respect  to any  Mortgage  Loan  and any Due
         ------------------
Period, the scheduled payment or payments of principal and interest due during such Due Period on such Mortgage Loan which either is payable by a Mortgagor in such Due Period under the related Mortgage Note or, in the case of REO Property, would otherwise have been payable under the related Mortgage Note.

         Scheduled Principal:  The principal portion of any Scheduled Payment.
         -------------------

         Scheduled  Principal Balance:  With respect to any Mortgage Loan on any
         ----------------------------
Distribution Date, (i) the unpaid principal balance of such Mortgage Loan as of the close of business on the related Due Date (taking account of the principal payment to be made on such Due Date and irrespective of any delinquency in its payment), as specified in the amortization schedule at the time relating thereto (before any adjustment to such amortization schedule by reason of any bankruptcy or similar proceeding occurring after the Cut-off Date (other than a Deficient Valuation) or any moratorium or similar waiver or grace period) and less (ii) any Principal Prepayments (including the principal portion of Net Liquidation Proceeds) received during or prior to the related Prepayment Period; provided that the Scheduled Principal Balance of a Liquidated Mortgage Loan is zero.

         Securities Act:  The Securities Act of 1933, as amended.
         --------------

         Securities  Administrator:  Wells Fargo Bank, National Association,  or
         -------------------------
its successor in interest, or any successor securities administrator appointed as herein provided.

         Securities  Legend:  "THIS  CERTIFICATE  HAS NOT  BEEN  AND WILL NOT BE
         ------------------
REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR UNDER ANY STATE SECURITIES LAWS. THE HOLDER HEREOF, BY PURCHASING THIS CERTIFICATE, AGREES THAT THIS CERTIFICATE MAY BE REOFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS AND ONLY (1) PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A")

TO A PERSON THAT THE HOLDER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A (A "QIB"), PURCHASING FOR ITS OWN ACCOUNT OR A QIB PURCHASING FOR THE ACCOUNT OF A QIB, WHOM THE HOLDER HAS INFORMED, IN EACH CASE, THAT THE REOFFER, RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN
RELIANCE ON RULE 144A OR (2) IN CERTIFICATED FORM TO AN "INSTITUTIONAL ACCREDITED INVESTOR" WITHIN THE MEANING THEREOF IN RULE 501(a)(1), (2), (3) or
(7) OF REGULATION D UNDER THE ACT OR ANY ENTITY IN WHICH ALL OF THE EQUITY OWNERS COME WITHIN SUCH PARAGRAPHS PURCHASING NOT FOR DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT, SUBJECT TO (A) THE RECEIPT BY THE TRUSTEE OF A LETTER SUBSTANTIALLY IN THE FORM PROVIDED IN THE AGREEMENT AND (B) THE RECEIPT BY THE TRUSTEE OF SUCH OTHER EVIDENCE ACCEPTABLE TO THE TRUSTEE THAT SUCH REOFFER, RESALE, PLEDGE OR TRANSFER IS IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS OR IN EACH CASE IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE UNITED STATES AND ANY OTHER APPLICABLE JURISDICTION. THIS CERTIFICATE MAY NOT BE ACQUIRED DIRECTLY OR INDIRECTLY BY, OR ON BEHALF OF, AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT (A "PLAN") THAT IS SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, AND/OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), or by a person using "PLAN assets" of a Plan, UNLESS THE PROPOSED TRANSFEREE PROVIDES THE TRUSTEE WITH AN OPINION OF COUNSEL FOR THE BENEFIT OF THE TRUSTEE, MASTER SERVICER AND THE SECURITIES ADMINISTRATOR AND ON WHICH THEY MAY RELY WHICH IS SATISFACTORY TO THE TRUSTEE THAT THE PURCHASE OF THIS CERTIFICATE IS PERMISSIBLE UNDER APPLICABLE LAW, WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, OR SECTION 4975 OF THE CODE AND WILL NOT SUBJECT THE MASTER SERVICER, THE TRUSTEE OR THE SECURITIES ADMINISTRATOR TO ANY OBLIGATION OR LIABILITY IN ADDITION TO THOSE UNDERTAKEN IN THE AGREEMENT.

         Security  Instrument:  A written instrument creating a valid first lien
         --------------------
on a Mortgaged Property securing a Mortgage Note, which may be any applicable form of mortgage, deed of trust, deed to secure debt or security deed, including any riders or addenda thereto.

         Seller:  EMC, as mortgage  loan seller under the Mortgage Loan Purchase
         ------
Agreement.

         Senior Certificates: The Class I-A-1, Class I-X-A-1, Class I-A-2, Class
         -------------------
I-X-A-2,  Class II-A-1,  Class II-X-A-1,  Class II-A-2,  Class  II-X-A-2,  Class
II-A-3, Class II-X-A-3, Class III-A-1, Class III-X-A-1, Class IV-A-1, Class IV-X-A-1 and Class V-A-1 Certificates.

         Senior Optimal Principal Amount: With respect to each Distribution Date
         -------------------------------
and a Certificate Group, an amount equal to the sum, without duplication, of the following (but in no event greater than the aggregate Current Principal Amounts of the related Certificate Group immediately prior to such Distribution Date):

                  (i) the related Senior Percentage of the principal portion of all Scheduled Payments due on each Outstanding Mortgage Loan in the related Loan Group on the related Due Date as specified in the amortization schedule at the time applicable thereto (after adjustments for previous Principal Prepayments but before any adjustment to such amortization schedule by reason of any bankruptcy or similar proceeding or any moratorium or similar waiver or grace period if the related Distribution Date occurs prior to the Cross-over Date);

                  (ii) the related Senior Prepayment Percentage of the Scheduled Principal Balance of Mortgage Loan in the related Loan Group which was the subject of a Principal Prepayment in full received by the Master Servicer during the related Prepayment Period;

                  (iii) the related Senior Prepayment Percentage of amount of all Principal Prepayments in part allocated to principal received by the Master Servicer during the related Prepayment Period in respect to each Mortgage Loan in the related Loan Group;

                  (iv) the lesser of (a) the related Senior Prepayment Percentage of the sum of (A) all Net Liquidation Proceeds allocable to principal received in respect of each Mortgage Loan in the related Loan Group that became a Liquidated Mortgage Loan during the related Prepayment Period (other than Mortgage Loans described in the immediately following clause (B)) and all Subsequent Recoveries received in respect of each Liquidated Mortgage Loan in the related Loan Group during the related Due Period and (B) the Scheduled Principal Balance of each such Mortgage Loan purchased by an insurer from the Trust during the related Prepayment Period pursuant to the related Primary Mortgage Insurance Policy, if any, or otherwise and (b) the related Senior Percentage of the sum of (A) the Scheduled Principal Balance of each Mortgage Loan in the related Loan Group which became a Liquidated Mortgage Loan during the related Prepayment Period (other than the Mortgage Loans described in the immediately following clause (B)) and all Subsequent Recoveries received in respect of each Liquidated Mortgage Loan in the related Loan Group during the related Due Period and (B) the Scheduled Principal Balance of each such Mortgage Loan that was purchased by an insurer from the Trust during the related Prepayment Period pursuant to the related Primary Mortgage Insurance Policy, if any or otherwise;

                  (v) any amount allocated to the Available Funds of the related Loan Group pursuant to Section 6.01(a)(i)(F); and

                  (vi) the related  Senior  Prepayment  Percentage of the sum of
(a) the Scheduled Principal Balance of each Mortgage Loan in the related Loan Group that was repurchased by the Seller in connection with such Distribution Date and (b) the excess, if any, of the Scheduled Principal Balance of a Mortgage Loan in the related Loan Group that has been replaced by the Seller with a substitute Mortgage Loan pursuant to the Mortgage Loan Purchase Agreement in connection with such Distribution Date over the Scheduled Principal Balance of such substitute Mortgage Loan.

         Senior Percentage:  With respect to each Certificate  Group,  initially
         -----------------
90.00%. With respect to any Distribution Date and a Certificate Group, the lesser of (i) 100% and (ii) the percentage obtained by dividing the aggregate Current Principal Amount of the Senior Certificates in such Certificate Group
immediately   preceding  such  Distribution  Date  by  the
aggregate Scheduled Principal Balance of the Mortgage Loans in the related Loan Group as of the beginning of the related Due Period.

         Senior Prepayment  Percentage:  With respect to a Certificate Group and
         -----------------------------
any Distribution Date occurring during the periods set forth below, as follows:

Period (dates inclusive)            Senior Prepayment Percentage
--------------------------          --------------------------------------------
March 2004 - February 2011          100%

March 2011 - February 2012          Senior    Percentage    for   the    related
                                    Certificate    Group   plus   70%   of   the
                                    Subordinate  Percentage for the related Loan
                                    Group.

March 2012 - February 2013          Senior    Percentage    for   the    related
                                    Certificate    Group   plus   60%   of   the
                                    Subordinate  Percentage for the related Loan
                                    Group.

March 2013 - February 2014          Senior    Percentage    for   the    related
                                    Certificate    Group   plus   40%   of   the
                                    Subordinate  Percentage for the related Loan
                                    Group.

March 2014 - February 2015          Senior    Percentage    for   the    related
                                    Certificate    Group   plus   20%   of   the
                                    Subordinate  Percentage for the related Loan
                                    Group.

March 2015 and thereafter           Senior    Percentage    for   the    related
                                    Certificate Group

         In addition, no reduction of the Senior Prepayment Percentage shall occur on any Distribution Date unless, as of the last day of the month preceding such Distribution Date, (A) the aggregate Scheduled Principal Balance of the Mortgage Loans in all Loan Groups delinquent 60 days or more (including for this purpose any such Mortgage Loans in foreclosure and Mortgage Loans with respect to which the related Mortgaged Property has been acquired by the Trust), averaged over the last six months, as a percentage of the sum of the aggregate Current Principal Amount of the Subordinate Certificates does not exceed 50%; and (B) cumulative Realized Losses on the Mortgage Loans in all Loan Groups do not exceed (a) 30% of the Original Subordinate Principal Balance if such Distribution Date occurs between and including March 2011 and February 2012, (b) 35% of the Original Subordinate Principal Balance if such Distribution Date occurs between and including March 2012 and February 2013, (c) 40% of the Original Subordinate Principal Balance if such Distribution Date occurs between and including March 2013 and February 2014, (d) 45% of the Original Subordinate Principal Balance if such Distribution Date occurs between and including March
2014 and February 2015, and (e) 50% of the Original Subordinate Principal Balance if such Distribution Date occurs during or after March 2015.

         In addition, if on any Distribution Date the weighted average of the Subordinate Percentages is equal to or greater than two times the weighted average of the initial Subordinate Percentages, and (a) the aggregate Scheduled Principal Balance of the Mortgage Loans for all Loan Groups delinquent 60 days or more (including for this purpose any such Mortgage Loans in foreclosure and such Mortgage Loans with respect to which the related Mortgaged Property has been acquired by the Trust), averaged over the last six months, as a percentage of the aggregate Current Principal Amount of the Subordinate Certificates does not exceed 50% and (b)(i) on or prior to the Distribution Date in February 2007, cumulative Realized Losses on the Mortgage

Loans for all Loan Groups as of the end of the related Prepayment Period do not exceed 20% of the Original Subordinate Principal Balance and (ii) after the Distribution Date in February 2007 cumulative Realized Losses on the Mortgage Loans in the related Loan Group as of the end of the related Prepayment Period do not exceed 30% of the Original Subordinate Principal Balance, then, the Senior Prepayment Percentage for such Distribution Date will equal the Senior Percentage for the related Loan Group; provided, however, if on such Distribution Date the Subordinate Percentage is equal to or greater than two times the initial Subordinate Percentage on or prior to the Distribution Date occurring in February 2007 and the above delinquency and loss tests are met, then the Senior Prepayment Percentage for the related Loan Group for such Distribution Date will equal the related Senior Percentage plus 50% of the related Subordinate Percentage.

         Notwithstanding the foregoing, if on any Distribution Date the Senior Percentage for a Certificate Group exceeds the Senior Percentage as of the Cut-Off Date, the Senior Prepayment Percentage for such Certificate Group for such Distribution Date will equal 100%. On the Distribution Date on which the aggregate Current Principal Amount of the Senior Certificates in the related Certificate Group is reduced to zero, the Senior Prepayment Percentage for the related Certificate Group shall be the minimum percentage sufficient to effect such reduction and thereafter shall be zero.

         Servicers:  EverHome and  GreenPoint,  and their  respective  permitted
         ---------
successors and assigns.


         Servicer  Remittance Date: With respect to each Mortgage Loan, the date
         -------------------------
set forth in the Servicing Agreement.

         Servicing  Agreement:  Each of the EverHome Servicing Agreement and the
         --------------------
GreenPoint Servicing Agreement.

         Servicing Fee: As to any Mortgage Loan and Distribution Date, an amount
         -------------
equal to the product of (i) the Scheduled Principal Balance of such Mortgage Loan as of the Due Date in the preceding calendar month and (ii) the Servicing Fee Rate.

         Servicing  Fee Rate:  As to any Mortgage  Loan, a per annum rate as set
         -------------------
forth in the Mortgage Loan Schedule.

         Servicing Officer:  The President or a Vice President or Assistant Vice
         -----------------
President or other authorized officer of the Master Servicer having direct responsibility for the administration of this Agreement, and any other authorized officer of the Master Servicer to whom a matter arising hereunder may be referred.

         Startup Day:  February 27, 2004.
         -----------

         Subordinate   Certificate   Writedown  Amount:   With  respect  to  the
         ---------------------------------------------
Subordinate  Certificates and as to any  Distribution  Date, the amount by which
(i) the sum of the Current Principal Amounts of the Certificates (after giving effect to the distribution of principal and the allocation of applicable Realized Losses in reduction of the Current Principal Amounts of the Certificates on such Distribution Date) exceeds (y) the aggregate Scheduled Principal Balances of the Mortgage Loans on the Due Date related to such Distribution Date.

         Subordinate Certificates: The Class M, Class B-1, Class B-2, Class B-3,
         ------------------------
Class B-4, Class B-5 and Class B-6 Certificates.

         Subordinate  Optimal Principal Amount: With respect to any Distribution
         -------------------------------------
Date and any Loan Group, an amount equal to the sum, without duplication, of the following (but in no event greater than the aggregate Current Principal Amount of the Subordinate Certificates immediately prior to such Distribution Date):

         (i) the related Subordinate Percentage of the principal portion of all Scheduled Payments due on each Outstanding Mortgage Loan in the related Loan Group on the related Due Date as specified in the amortization schedule at the time applicable thereto (after adjustment for previous Principal Prepayments but before any adjustment to such amortization schedule by reason of any bankruptcy or similar proceeding or any moratorium or similar waiver or grace period);

         (ii) the related Subordinate Prepayment Percentage of the Scheduled Principal Balance of each Mortgage Loan in the related Loan Group that was the subject of a Principal Prepayment in full received by the Master Servicer during the related Prepayment Period;

         (iii) the related Subordinate Prepayment Percentage of the amount of all Principal Prepayments in part received by the Master Servicer in respect to the Mortgage Loan in the related Loan Group during the related Prepayment Period;

         (iv) the excess, if any, of (a) all Net Liquidation Proceeds allocable to principal received during the related Prepayment Period in respect of each Liquidated Mortgage Loan in the related Loan Group and all Subsequent Recoveries received in respect of each Liquidated Mortgage Loan during the related Due Period over (b) the sum of the amounts distributable to the Senior Certificates in the related Certificate Group pursuant to clause (iv) of the definition of Senior Optimal Principal Amount on such Distribution Date;

         (v) the related Subordinate Prepayment Percentage of the sum of (a) the Scheduled Principal Balance of each Mortgage Loan in the related Loan Group that was purchased by the Seller in connection with such Distribution Date and (b) the difference, if any, between the Scheduled Principal Balance of a Mortgage Loan in the related Loan Group that has been replaced by the Seller with a Substitute Mortgage Loan pursuant to the Mortgage Loan Purchase Agreement in connection with such Distribution Date over the Scheduled Principal Balance of such Substitute Mortgage Loan; and

         (vi) on the Distribution Date on which the Current Principal Amounts of the Senior Certificates in the related Certificate Group have all been reduced to zero, 100% of the Senior Optimal Principal Amount for the related Loan Group. After the aggregate Current Principal Amount of the Subordinate Certificates has been reduced to zero, the Subordinate Optimal Principal Amount shall be zero.

         Subordinate   Percentage:   With   respect  to  a  Loan  Group  on  any
         ------------------------
Distribution Date, 100% minus the Senior Percentage for the related Certificate Group.

         Subordinate Prepayment Percentage:  With respect to a Loan Group on any
         ---------------------------------
Distribution Date, 100% minus the Senior Prepayment Percentage for the related Certificate Group.

         Subsequent  Recoveries:  As of any Distribution  Date, amounts received
         ----------------------
during the related Due Period by the Master Servicer (net of any related expenses permitted to be reimbursed pursuant to Section 4.03) or surplus amounts held by the Master Servicer to cover estimated expenses (including, but not limited to, recoveries in respect of the representations and warranties made by the Seller pursuant to the Mortgage Loan Purchase Agreement) specifically related to a Liquidated Mortgage Loan or disposition of an REO Property prior to the related Prepayment Period that resulted in a Realized Loss, after liquidation or disposition of such Mortgage Loan.

         Substitute  Mortgage  Loan:  A mortgage  loan  tendered  to the Trustee
         --------------------------
pursuant to the Servicing  Agreement,  the Mortgage  Loan Purchase  Agreement or
Section 2.04 of this Agreement, as applicable, in each case, (i) which has an Outstanding Principal Balance not greater nor materially less than the Mortgage Loan for which it is to be substituted; (ii) which has a Mortgage Interest Rate and Net Rate not less than, and not materially greater than, such Mortgage Loan;
(iii) which has a maturity date not materially earlier or later than such Mortgage Loan and not later than the latest maturity date of any Mortgage Loan;
(iv) which is of the same property type and occupancy type as such Mortgage Loan; (v) which has a Loan-to-Value Ratio not greater than the Loan-to-Value Ratio of such Mortgage Loan; (vi) which is current in payment of principal and interest as of the date of substitution; (vii) as to which the payment terms do not vary in any material respect from the payment terms of the Mortgage Loan for which it is to be substituted and (viii) which has a Gross Margin, Periodic Rate Cap and Maximum Lifetime Mortgage Rate no less than those of such Mortgage Loan, has the same Index and interval between Interest Adjustment Dates as such Mortgage Loan, and a Minimum Lifetime Mortgage Rate no lower than that of such Mortgage Loan.

         Substitution Adjustment Amount: The amount, if any, required to be paid
         ------------------------------
by the Mortgage Loan Seller to the Trustee for deposit in the Distribution Account pursuant to Section 2.04 in connection with the substitution of a Mortgage Loan.

         Tax Administration and Tax Matters Person: The Securities Administrator
         -----------------------------------------
and any successor thereto or assignee thereof shall serve as tax administrator hereunder and as agent for the Tax Matters Person. The Holder of the largest percentage interest of each Class of Residual Certificates shall be the Tax Matters Person for the related REMIC, as more particularly set forth in Section
9.12 hereof.

         Termination  Purchase  Price:  The  price,  calculated  as set forth in
         ----------------------------
Section 10.01, to be paid in connection with the repurchase of the Mortgage Loans pursuant to Section 10.01.

         Trust Fund or Trust: The corpus of the trust created by this Agreement,
         -------------------
consisting of the Mortgage Loans and the other assets described in Section 2.01(a).

         Trustee:  JPMorgan  Chase Bank,  or its  successor in interest,  or any
         -------
successor trustee appointed as herein provided.

         2004-1 REMIC: Any of REMIC I, REMIC II and REMIC III.
         ------------

         Uncertificated Interest: With respect to each REMIC Regular Interest on
         -----------------------
each Distribution Date, an amount equal to one month's interest at the related Uncertificated Pass-Through Rate on the Uncertificated Principal Balance of such REMIC Regular Interest. In each case, for purposes of the distributions, Uncertificated Interest will be reduced by the interest portion of any Realized Losses and Net Interest Shortfalls allocated, with respect to the REMIC I Regular Interests, to such REMIC Regular Interests pursuant to the definition of Realized Losses and, with respect to the REMIC II Regular Interests and the REMIC III Regular Interests, to the Related Classes of Certificates.

         Uncertificated Pass-Through Rate: With respect to any Distribution Date
         --------------------------------
and REMIC Interest, the Pass-Through Rate of each such REMIC Interest set forth in Section 5.01(c).

         Uncertificated  Principal  Balance:  The  amount of any REMIC I Regular
         ----------------------------------
Interest, REMIC II Regular Interest or REMIC III Regular Interest outstanding as of any date of determination. As of the Closing Date, the Uncertificated Principal Balance of each REMIC I Regular Interest shall equal the amount set forth in the Section 5.01(c)(i) hereto as its Initial Uncertificated Principal Balance. On each Distribution Date, the Uncertificated Principal Balance of each REMIC I Regular Interest shall be reduced by the sum of (i) the principal portion of Realized Losses allocated to the REMIC I Regular Interests in accordance with the definition of Realized Loss and (ii) the amounts deemed distributed on each Distribution Date in respect of principal on the REMIC I Regular Interests pursuant to Section 6.07. As of the Closing Date, the Uncertificated Principal Balance of each REMIC II Regular Interest shall equal the amount set forth in the Section 5.01(c) hereto as its Initial Uncertificated Principal Balance. On each Distribution Date, the Uncertificated Principal Balance of each REMIC II Regular Interest shall be reduced by the sum of (i) the portion of Realized Losses allocated in reduction of the Current Principal Balances of the Related Classes of Certificates on such Distribution Date and
(ii) the amounts deemed distributed on each Distribution Date in respect of principal on the REMIC II Regular Interests pursuant to Section 6.07. The Uncertificated Principal Balance of each REMIC II Regular Interest shall never be less than zero. As of the Closing Date, the Uncertificated Principal Balance of each REMIC III Regular Interest shall equal the amount set forth in Section 5.01(c) as its Initial Uncertificated Principal Balance. On each Distribution Date, the Uncertificated Principal Balance of each REMIC III Regular Interest shall be reduced, first, by the portion of Realized Losses allocated in reduction of the Current Principal Balances of the Related Classes of Certificates on such Distribution Date and, second, by all distributions of principal made on such Related Classes of Certificates on such Distribution Date.

         Undercollateralized  Amount:  With  respect any  Certificate  Group and
         ---------------------------
Distribution Date, the excess of (i) the aggregate Current Principal Balance of such Certificate Group over (ii) the aggregate Scheduled Principal Balance of the Mortgage Loans in the related Loan Group.

         Undercollateralized  Certificate  Group:  With respect any Distribution
         ---------------------------------------
Date, a Certificate Group for which the related Undercollateralized Amount (calculated on such Distribution Date after giving effect to distributions to be made thereon (other than amounts to be distributed pursuant to Section 6.01(a)(i)(G) on such Distribution Date)) exceeds zero.

         Uninsured Cause: Any cause of damage to a Mortgaged Property or related
         ---------------
REO Property such that the complete restoration of such Mortgaged Property or related REO Property is not fully reimbursable by the hazard insurance policies required to be maintained pursuant the Servicing Agreement, without regard to whether or not such policy is maintained.

         United States  Person:  A citizen or resident of the United  States,  a
         ---------------------
corporation or partnership (including an entity treated as a corporation or partnership for federal income tax purposes) created or organized in, or under the laws of, the United States or any state thereof or the District of Columbia (except, in the case of a partnership, to the extent provided in regulations), provided that, for purposes solely of the Class R Certificates, no partnership or other entity treated as a partnership for United States federal income tax purposes shall be treated as a United States Person unless all persons that own an interest in such partnership either directly or through any entity that is not a corporation for United States federal income tax purposes are United States Persons, or an estate whose income is subject to United States federal income tax regardless of its source, or a trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more such United States Persons have the authority to control all substantial decisions of the trust. To the extent prescribed in regulations by the Secretary of the Treasury, which have not yet been issued, a trust which was in existence on August 20, 1996 (other than a trust treated as owned by the grantor under subpart E of part I of subchapter J of chapter 1 of the Code), and which was treated as a United States person on August 20, 1996 may elect to continue to be treated as a United States person notwithstanding the previous sentence.

                                   ARTICLE II
                          Conveyance of Mortgage Loans;
                        Original Issuance of Certificates

         Section 2.01 Conveyance of Mortgage Loans to Trustee. (a) The Depositor
                      ---------------------------------------
concurrently with the execution and delivery of this Agreement, sells, transfers and assigns to the Trust without recourse all its right, title and interest in and to (i) the Mortgage Loans identified in the Mortgage Loan Schedule, including all interest and principal due with respect to the Mortgage Loans after the Cut-off Date, but excluding any payments of principal and interest due on or prior to the Cut-off Date; (ii) such assets as shall from time to time be credited or are required by the terms of this Agreement to be credited to the Master Servicer Collection Account, (iii) such assets relating to the Mortgage Loans as from time to time may be held by the Servicers in Protected Accounts, the Master Servicer in the Master Servicer Collection Account and the Trustee in the Distribution Account, (iv) any REO Property, (v) the Required Insurance
Policies and any amounts paid or payable by the insurer under any Insurance Policy (to the extent the mortgagee has a claim thereto), (vi) the Mortgage Loan Purchase Agreement to the extent provided in Section 2.03(a), (vii) the rights with respect to the Servicing Agreements as assigned to the Trustee on behalf of the Certificateholders by the Assignment Agreement, (viii) the Class R Deposit and (ix) any proceeds of the foregoing. Although it is the intent of the parties to this Agreement that the conveyance of the Depositor's right, title and interest in and to the Mortgage Loans and other assets in the Trust Fund pursuant to this Agreement shall constitute a purchase and sale and not a loan, in the event that such conveyance is deemed to be a loan, it is the intent of the parties to this Agreement that the Depositor shall be deemed to have granted to the Trustee a first priority perfected security interest in all of the Depositor's right, title and interest in, to and under the Mortgage Loans and other assets in the Trust Fund, and that this Agreement shall constitute a security agreement under applicable law.

         (b) In connection with the above transfer and assignment, the Seller hereby deposits with the Trustee or the Custodian, as its agent, with respect to each Mortgage Loan:

             (i) the original Mortgage Note, endorsed without recourse to the order of the Trustee and showing an unbroken chain of endorsements from the originator thereof to the Person endorsing it to the Trustee, or lost note affidavit together with a copy of the related Mortgage Note,

             (ii) the original Mortgage and, if the related Mortgage Loan is a MOM Loan, noting the presence of the MIN and language indicating that such Mortgage Loan is a MOM Loan, which shall have been recorded (or if the original is not available, a copy), with evidence of such recording indicated thereon (or if clause (w) in the proviso below applies, shall be in recordable form),

             (iii) unless the Mortgage Loan is a MOM Loan, a certified copy of the assignment (which may be in the form of a blanket assignment if permitted in the jurisdiction in which the Mortgaged Property is located) to "JPMorgan Chase Bank, as Trustee", with evidence of recording with respect to each Mortgage Loan in the name of the Trustee thereon (or if clause (w) in the proviso below applies or for Mortgage Loans with respect to which the related Mortgaged Property is located in a state other than Maryland, Tennessee, South Carolina,

Mississippi and Florida, or an Opinion of Counsel has been provided as set forth in this Section 2.01(b), shall be in recordable form),

             (iv) all intervening assignments of the Security Instrument, if applicable and only to the extent available to the Depositor with evidence of recording thereon,

             (v) the original or a copy of the policy or certificate of primary mortgage guaranty insurance, to the extent available, if any,

             (vi)  the  original   policy  of  title  insurance  or  mortgagee's
certificate of title insurance or commitment or binder for title insurance, and

             (vii) originals of all modification agreements, if applicable and available.

provided, however, that in lieu of the foregoing, the Depositor may deliver the following documents, under the circumstances set forth below: (w) in lieu of the original Security Instrument, assignments to the Trustee or intervening assignments thereof which have been delivered, are being delivered or will, upon receipt of recording information relating to the Security Instrument required to be included thereon, be delivered to recording offices for recording and have not been returned to the Depositor in time to permit their delivery as specified above, the Depositor may deliver a true copy thereof with a certification by the Depositor, on the face of such copy, substantially as follows: "Certified to be a true and correct copy of the original, which has been transmitted for recording"; (x) in lieu of the Security Instrument, assignment to the Trustee or intervening assignments thereof, if the applicable jurisdiction retains the originals of such documents (as evidenced by a certification from the Depositor to such effect) the Depositor may deliver photocopies of such documents containing an original certification by the judicial or other governmental authority of the jurisdiction where such documents were recorded; and (y) the Depositor shall not be required to deliver intervening assignments or Mortgage Note endorsements between the Seller and the Depositor, and between the Depositor and the Trustee; and provided, further, however, that in the case of Mortgage Loans which have been prepaid in full after the Cut-off Date and prior to the Closing Date, the Depositor, in lieu of delivering the above documents, may deliver to the Trustee or the Custodian, as its agent, a certification to such effect and shall deposit all amounts paid in respect of such Mortgage Loans in the Master Servicer Collection Account on the Closing Date. The Depositor shall deliver such original documents (including any original documents as to which certified copies had previously been delivered) to the Trustee or the Custodian, as its agent, promptly after they are received. The Depositor shall cause the Seller, at its expense, to cause each assignment of the Security Instrument to the Trustee to be recorded not later than 180 days after the Closing Date, unless (a) such recordation is not required by the Rating Agencies or an Opinion of Counsel addressed to the Trustee has been provided to the Trustee (with a copy to the Custodian) which states that recordation of such Security Instrument is not required to protect the interests of the Certificateholders in the related Mortgage Loans or (b) MERS is identified on the Mortgage or on a properly recorded assignment of the Mortgage as the mortgagee of record solely as nominee for the Seller and its successor and assigns; provided, however, that each assignment shall be submitted for recording by the Seller in the manner described above, at no expense to the Trust or the Trustee or the Custodian, as its agent, upon the earliest to occur of: (i) reasonable direction by the Holders of Certificates evidencing Fractional Undivided Interests aggregating not less than 25% of the Trust, (ii) the occurrence of an Event of Default, (iii) the occurrence of a bankruptcy, insolvency or foreclosure relating to the Seller and (iv) the occurrence of a servicing transfer as described in Section 8.02 hereof. Notwithstanding the foregoing, if the Seller fails to pay the cost of recording the assignments, such expense will be paid by the Trustee and the Trustee shall be reimbursed for such expenses by the Trust in accordance with Section 9.05.

         Section 2.02  Acceptance of Mortgage Loans by Trustee.  (a) The Trustee
                       ---------------------------------------
acknowledges the sale, transfer and assignment of the Trust Fund to it by the Depositor and receipt of, subject to further review and the exceptions which may be noted pursuant to the procedures described below, and declares that it holds, the documents (or certified copies thereof) delivered to it or the Custodian, as its agent, pursuant to Section 2.01, and declares that it will continue to hold those documents and any amendments, replacements or supplements thereto and all other assets of the Trust Fund delivered to it as Trustee in trust for the use and benefit of all present and future Holders of the Certificates. On the Closing Date, the Custodian, with respect to the Mortgage Loans, shall acknowledge with respect to each Mortgage Loan by delivery to the Depositor and the Trustee of an Initial Certification receipt of the Mortgage File, but without review of such Mortgage File, except to the extent necessary to confirm that such Mortgage File contains the related Mortgage Note or lost note affidavit. No later than 90 days after the Closing Date (or, with respect to any Substitute Mortgage Loan, within five Business Days after the receipt by the Trustee or Custodian thereof), the Trustee agrees, for the benefit of the Certificateholders, to review or cause to be reviewed by the Custodian on its behalf (under the Custodial Agreement), each Mortgage File delivered to it and to execute and deliver, or cause to be executed and delivered, to the Depositor and the Trustee an Interim Certification. In conducting such review, the Trustee or Custodian will ascertain whether all required documents have been executed and received, and based on the Mortgage Loan Schedule, whether those documents relate, determined on the basis of the Mortgagor name, original principal balance and loan number, to the Mortgage Loans it has received, as identified in the Mortgage Loan Schedule. In performing any such review, the Trustee or the Custodian, as its agent, may conclusively rely on the purported due execution and genuineness of any such document and on the purported genuineness of any signature thereon. If the Trustee or the Custodian, as its agent, finds any document constituting part of the Mortgage File has not been executed or received, or to be unrelated, determined on the basis of the Mortgagor name, original principal balance and loan number, to the Mortgage Loans identified in Exhibit B or to appear defective on its face (a "Material Defect"), the Trustee or the Custodian, as its agent, shall promptly notify the Seller. In accordance with the Mortgage Loan Purchase Agreement, the Seller shall correct or cure any such defect within ninety (90) days from the date of notice from the Trustee or the Custodian, as its agent, of the defect and if the Seller fails to correct or cure the defect within such period, and such defect materially and adversely affects the interests of the Certificateholders in the related Mortgage Loan, the Trustee or the Custodian, as its agent, shall enforce the Seller's obligation pursuant to the Mortgage Loan Purchase Agreement, within 90 days from the Trustee's or the Custodian's notification, to purchase such Mortgage Loan at the Repurchase Price; provided that, if such defect would cause the Mortgage Loan to be other than a "qualified mortgage" as defined in Section 860G(a)(3) of the Code, any such cure or repurchase must occur within 90 days from the date such breach was discovered; provided, however, that if such defect relates solely to the inability of the Seller to deliver the original Security Instrument or intervening assignments thereof, or a certified copy because the originals of such documents, or a certified copy have not been returned by the applicable jurisdiction, the Seller shall not be required to purchase such Mortgage Loan if the Seller delivers such original documents or certified copy promptly upon receipt, but in no event later than 360 days after the Closing Date. The foregoing repurchase obligation shall not apply in the event that the Seller cannot deliver such original or copy of any document submitted for recording to the appropriate recording office in the applicable jurisdiction because such document has not been returned by such office; provided that the Seller shall instead deliver a recording receipt of such recording office or, if such receipt is not available, a certificate confirming that such documents have been accepted for recording, and delivery to the Trustee or the Custodian, as its agent, shall be effected by the Seller within thirty days of its receipt of the original recorded document.

         (b) No later than 180 days after the Closing Date, the Trustee or the Custodian, as its agent, will review, for the benefit of the Certificateholders, the Mortgage Files delivered to it and will execute and deliver or cause to be executed and delivered to the Depositor and the Trustee a Final Certification. In conducting such review, the Trustee or the Custodian, as its agent, will ascertain whether an original of each document required to be recorded has been returned from the recording office with evidence of recording thereon or a certified copy has been obtained from the recording office. If the Trustee or the Custodian, as its agent, finds a Material Defect, the Trustee or the Custodian, as its agent, shall promptly notify the Seller (provided, however, that with respect to those documents described in Sections 2.01(b)(iv), (v) and
(vii), the Trustee's and Custodian's obligations shall extend only to the documents actually delivered to the Trustee or the Custodian pursuant to such Sections). In accordance with the Mortgage Loan Purchase Agreement, the Seller shall correct or cure any such defect within 90 days from the date of notice from the Trustee or the Custodian, as its agent, of the Material Defect and if the Seller is unable to cure such defect within such period, and if such defect materially and adversely affects the interests of the Certificateholders in the related Mortgage Loan, the Trustee shall enforce the Seller's obligation under the Mortgage Loan Purchase Agreement to provide a Substitute Mortgage Loan (if within two years of the Closing Date) or purchase such Mortgage Loan at the Repurchase Price; provided, however, that if such defect would cause the Mortgage Loan to be other than a "qualified mortgage" as defined in Section 860G(a)(3) of the Code, any such cure, repurchase or substitution must occur within 90 days from the date such breach was discovered; provided, further, that if such defect relates solely to the inability of the Seller to deliver the original Security Instrument or intervening assignments thereof, or a certified copy, because the originals of such documents or a certified copy, have not been returned by the applicable jurisdiction, the Seller shall not be required to purchase such Mortgage Loan, if the Seller delivers such original documents or certified copy promptly upon receipt, but in no event later than 360 days after the Closing Date. The foregoing repurchase obligation shall not apply in the event that the Seller cannot deliver such original or copy of any document submitted for recording to the appropriate recording office in the applicable jurisdiction because such document has not been returned by such office; provided that the Seller shall instead deliver a recording receipt of such recording office or, if such receipt is not available, a certificate confirming that such documents have been accepted for recording, and delivery to the Trustee or the Custodian, as its agent, shall be effected by the Seller within thirty days of its receipt of the original recorded document.

         (c) In the event that a Mortgage Loan is purchased by the Seller in accordance with Sections 2.02(a) or (b) above, the Seller shall remit to the Master Servicer the Repurchase Price for deposit in the Master Servicer Collection Account and the Seller shall provide to the Securities Administrator and the Trustee written notification detailing the components of the Repurchase Price. Upon deposit of the Repurchase Price in the Master Servicer Collection Account, the Depositor shall notify the Trustee and the Custodian, as agent of the Trustee (upon receipt of a Request for Release in the form of Exhibit D attached hereto with respect to such Mortgage Loan), shall release to the Seller the related Mortgage File and the Trustee shall execute and deliver all instruments of transfer or assignment, without recourse, representation or warranty, furnished to it by the Seller, as are necessary to vest in the Seller title to and rights under the Mortgage Loan. Such purchase shall be deemed to have occurred on the date on which the Repurchase Price in available funds is received by the Trustee. The Trustee shall amend the Mortgage Loan Schedule, which was previously delivered to it by the Depositor in a form agreed to between the Depositor and the Trustee, to reflect such repurchase and shall promptly notify the Rating Agencies and the Master Servicer of such amendment. The obligation of the Seller to repurchase any Mortgage Loan as to which such a defect in a constituent document exists shall be the sole remedy respecting such defect available to the Certificateholders or to the Trustee on their behalf.

         Section  2.03  Assignment  of Interest in the  Mortgage  Loan  Purchase
                        --------------------------------------------------------
Agreement.  (a) The Depositor  hereby  assigns to the Trustee,  on behalf of the
---------
Certificateholders, all of its right, title and interest in the Mortgage Loan Purchase Agreement, including but not limited to the Depositor's rights and obligations pursuant to the Servicing Agreements (noting that the Seller has retained the right in the event of breach of the representations, warranties and covenants, if any, with respect to the related Mortgage Loans of the related Servicer under the related Servicing Agreement to enforce the provisions thereof and to seek all or any available remedies). The obligations of the Seller to substitute or repurchase, as applicable, a Mortgage Loan shall be the Trustee's and the Certificateholders' sole remedy for any breach thereof. At the request of the Trustee, the Depositor shall take such actions as may be necessary to enforce the above right, title and interest on behalf of the Trustee and the Certificateholders or shall execute such further documents as the Trustee may reasonably require in order to enable the Trustee to carry out such enforcement.

         (b) If the Depositor, the Master Servicer, or the Trustee discovers a breach of any of the representations and warranties set forth in the Mortgage Loan Purchase Agreement, which breach materially and adversely affects the value of the interests of Certificateholders or the Trustee in the related Mortgage Loan, the party discovering the breach shall give prompt written notice of the breach to the other parties. The Seller, within 90 days of its discovery or receipt of notice that such breach has occurred (whichever occurs earlier), shall cure the breach in all material respects or, subject to the Mortgage Loan Purchase Agreement or Section 2.04 of this Agreement, as applicable, shall purchase the Mortgage Loan or any property acquired with respect thereto from the Trustee; provided, however, that if there is a breach of any representation set forth in the Mortgage Loan Purchase Agreement or Section 2.04 of this Agreement, as applicable, and the Mortgage Loan or the related property acquired with respect thereto has been sold, then the Seller shall pay, in lieu of the Repurchase Price, any excess of the Repurchase Price over the Net Liquidation Proceeds received upon such sale. (If the Net Liquidation Proceeds exceed the Repurchase Price, any excess shall be paid to the Seller to the extent not required by law to be paid to the borrower.) Any such purchase by the Seller shall be made by providing an amount equal to the Repurchase Price to the Master Servicer for deposit in the Master Servicer Collection Account and written notification detailing the components of such Repurchase Price. The Depositor shall notify the Trustee and submit to the Trustee or the Custodian, as its agent, a Request for Release, and the Trustee shall release, or the Trustee shall cause the Custodian to release, to the Seller the related Mortgage File and the Trustee shall execute and deliver all instruments of transfer or assignment furnished to it by the Seller, without recourse, representation or warranty as are necessary to vest in the Seller title to and rights under the Mortgage Loan or any property acquired with respect thereto. Such purchase shall be deemed to have occurred on the date on which the Repurchase Price in available funds is received by the Trustee. The Securities Administrator shall amend the Mortgage Loan Schedule to reflect such repurchase and shall promptly notify the Trustee and the Rating Agencies of such amendment. Enforcement of the obligation of the Seller to purchase (or substitute a Substitute Mortgage Loan for) any Mortgage Loan or any property acquired with respect thereto (or pay the Repurchase Price as set forth in the above proviso) as to which a breach has occurred and is continuing shall constitute the sole remedy respecting such breach available to the Certificateholders or the Trustee on their behalf.

         Section 2.04 Substitution of Mortgage Loans.  Notwithstanding  anything
                      ------------------------------
to the contrary in this Agreement, in lieu of purchasing a Mortgage Loan pursuant to the Mortgage Loan Purchase Agreement or Sections 2.02 or 2.03 of this Agreement, the Seller may, no later than the date by which such purchase by the Seller would otherwise be required, tender to the Trustee a Substitute Mortgage Loan accompanied by a certificate of an authorized officer of the Seller that such Substitute Mortgage Loan conforms to the requirements set forth in the definition of "Substitute Mortgage Loan" in the Mortgage Loan Purchase Agreement or this Agreement, as applicable; provided, however, that substitution pursuant to the Mortgage Loan Purchase Agreement or Section 2.04 of this Agreement, as applicable, in lieu of purchase shall not be permitted after the termination of the two-year period beginning on the Startup Day; provided, further, that if the breach would cause the Mortgage Loan to be other than a "qualified mortgage" as defined in Section 860G(a)(3) of the Code, any such cure or substitution must occur within 90 days from the date the breach was discovered. The Trustee or the Custodian, as its agent, shall examine the Mortgage File for any Substitute Mortgage Loan in the manner set forth in
Section 2.02(a) and the Trustee or the Custodian, as its agent, shall notify the Seller, in writing, within five Business Days after receipt, whether or not the documents relating to the Substitute Mortgage Loan satisfy the requirements of the fourth sentence of Section 2.02(a). Within two Business Days after such notification, the Seller shall provide to the Trustee for deposit in the Distribution Account the amount, if any, by which the Outstanding Principal Balance as of the next preceding Due Date of the Mortgage Loan for which substitution is being made, after giving effect to the Scheduled Principal due on such date, exceeds the Outstanding Principal Balance as of such date of the Substitute Mortgage Loan, after giving effect to Scheduled Principal due on such date, which amount shall be treated for the purposes of this Agreement as if it were the payment by the Seller of the Repurchase Price for the purchase of a Mortgage Loan by the Seller. After such notification to the Seller and, if any such excess exists, upon receipt of such deposit, the Trustee shall accept such Substitute Mortgage Loan which shall thereafter be deemed to be a Mortgage Loan hereunder. In the event of such a substitution, accrued interest on the Substitute Mortgage Loan for the month in which the substitution occurs and any Principal Prepayments made thereon during such month shall be the property of the Trust Fund and accrued interest for such month on the Mortgage Loan for which the substitution is made and any Principal Prepayments made thereon during such month shall be the property of the Seller. The Scheduled Principal on a Substitute Mortgage Loan due on the Due Date in the month of substitution shall be the property of the Seller and the Scheduled Principal on the Mortgage Loan for which the substitution is made due on such Due Date shall be the property of the Trust Fund. Upon acceptance of the Substitute Mortgage Loan (and delivery to the Trustee or the Custodian as agent of the Trustee, as applicable, of a Request for Release for such Mortgage Loan), the Trustee or the Custodian, as agent for the Trustee, shall release to the Seller the related Mortgage File related to any Mortgage Loan released pursuant to the Mortgage Loan Purchase Agreement or Section 2.04 of this Agreement, as applicable, and shall execute and deliver all instruments of transfer or assignment, without recourse, representation or warranty in form as provided to it as are necessary to vest in the Seller title to and rights under any Mortgage Loan released pursuant to the Mortgage Loan Purchase Agreement or Section 2.04 of this Agreement, as applicable. The Seller shall deliver the documents related to the Substitute Mortgage Loan in accordance with the provisions of the Mortgage Loan Purchase Agreement or Sections 2.01(b) and 2.02(b) of this Agreement, as applicable, with the date of acceptance of the Substitute Mortgage Loan deemed to be the Closing Date for purposes of the time periods set forth in those Sections. The representations and warranties set forth in the Mortgage Loan Purchase Agreement shall be deemed to have been made by the Seller with respect to each Substitute Mortgage Loan as of the date of acceptance of such Mortgage Loan by the Trustee. The Master Servicer shall amend the Mortgage Loan Schedule to reflect such substitution and shall provide a copy of such amended Mortgage Loan Schedule to the Trustee and the Rating Agencies.

         Section 2.05 Issuance of Certificates.
                      ------------------------

         (a) The Trustee acknowledges the assignment to it of the Mortgage Loans and the other assets comprising the Trust Fund and, concurrently therewith, has signed, and countersigned and delivered to the Depositor, in exchange therefor, Certificates in such authorized denominations representing such Fractional Undivided Interests as the Depositor has requested. The Trustee agrees that it will hold the Mortgage Loans and such other assets as may from time to time be delivered to it segregated on the books of the Trustee in trust for the benefit of the Certificateholders.

         (b) The Depositor, concurrently with the execution and delivery hereof, does hereby transfer, assign, set over and otherwise convey in trust to the Trustee without recourse all the right, title and interest of the Depositor in and to the REMIC II Regular Interests, and the other assets of REMIC III for the benefit of the holders of the REMIC III Certificates. The Trustee acknowledges receipt of the REMIC II Regular Interests (which are uncertificated) and the other assets of REMIC III and declares that it holds and will hold the same in trust for the exclusive use and benefit of the holders of the REMIC III Certificates.

         Section 2.06  Representations and Warranties  Concerning the Depositor.
                       --------------------------------------------------------
The Depositor hereby represents and warrants to the Trustee, the Master Servicer and the Securities Administrator as follows:

             (i) the Depositor (a) is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and (b) is qualified and in good standing as a foreign corporation to do business in each jurisdiction where such qualification is necessary, except where the failure so to qualify would not reasonably be expected to have a material adverse effect on the Depositor's business as presently conducted or on the Depositor's ability to enter into this Agreement and to consummate the transactions contemplated hereby;

             (ii) the Depositor has full corporate power to own its property, to carry on its business as presently conducted and to enter into and perform its obligations under this Agreement;

             (iii) the execution and delivery by the Depositor of this Agreement have been duly authorized by all necessary corporate action on the part of the Depositor; and neither the execution and delivery of this Agreement, nor the consummation of the transactions herein contemplated, nor compliance with the provisions hereof, will conflict with or result in a breach of, or constitute a default under, any of the provisions of any law, governmental rule, regulation, judgment, decree or order binding on the Depositor or its properties or the articles of incorporation or by-laws of the Depositor, except those conflicts, breaches or defaults which would not reasonably be expected to have a material adverse effect on the Depositor's ability to enter into this Agreement and to consummate the transactions contemplated hereby;

             (iv) the execution, delivery and performance by the Depositor of this Agreement and the consummation of the transactions contemplated hereby do not require the consent or approval of, the giving of notice to, the registration with, or the taking of any other action in respect of, any state, federal or other governmental authority or agency, except those consents, approvals, notices, registrations or other actions as have already been obtained, given or made;

             (v) this Agreement has been duly executed and delivered by the Depositor and, assuming due authorization, execution and delivery by the other parties hereto, constitutes a valid and binding obligation of the Depositor enforceable against it in accordance with its terms (subject to applicable bankruptcy and insolvency laws and other similar laws affecting the enforcement of the rights of creditors generally);

             (vi) there are no actions, suits or proceedings pending or, to the knowledge of the Depositor, threatened against the Depositor, before or by any court, administrative agency, arbitrator or governmental body (i) with respect to any of the transactions contemplated by this Agreement or (ii) with respect to any other matter which in the judgment of the Depositor will be determined adversely to the Depositor and will if determined adversely to the Depositor materially and adversely affect the Depositor's ability to enter into this Agreement or perform its obligations under this Agreement; and the Depositor is not in default with respect to any order of any court, administrative agency, arbitrator or governmental body so as to materially and adversely affect the transactions contemplated by this Agreement; and

             (vii) immediately prior to the transfer and assignment to the Trustee, each Mortgage Note and each Mortgage were not subject to an assignment or pledge, and the Depositor had good and marketable title to and was the sole owner thereof and had full right to transfer and sell such Mortgage Loan to the Trustee free and clear of any encumbrance, equity, lien, pledge, charge, claim or security interest.

                                  ARTICLE III
                 Administration and Servicing of Mortgage Loans

             Section 3.01 Master Servicer.  The Master Servicer shall supervise,
                          ---------------
monitor and oversee the obligation of the Servicers to service and administer their respective Mortgage Loans in accordance with the terms of the applicable Servicing Agreements and shall have full power and authority to do any and all things which it may deem necessary or desirable in connection with such master servicing and administration. In performing its obligations hereunder, the Master Servicer shall act in a manner consistent with Accepted Master Servicing Practices. Furthermore, the Master Servicer shall oversee and consult with each Servicer as necessary from time-to-time to carry out the Master Servicer's obligations hereunder, shall receive, review and evaluate all reports, information and other data provided to the Master Servicer by each Servicer and shall cause each Servicer to perform and observe the covenants, obligations and conditions to be performed or observed by such Servicer under its applicable Servicing Agreement. The Master Servicer shall independently and separately monitor each Servicer's servicing activities with respect to each related Mortgage Loan, reconcile the results of such monitoring with such information provided in the previous sentence on a monthly basis and coordinate corrective adjustments to the Servicers' and Master Servicer's records, and based on such reconciled and corrected information, the Master Servicer shall provide such information to the Securities Administrator as shall be necessary in order for it to prepare the statements specified in Section 6.04, and prepare any other information and statements required to be forwarded by the Master Servicer hereunder. The Master Servicer shall reconcile the results of its Mortgage Loan monitoring with the actual remittances of the Servicers pursuant to the applicable Servicing Agreements.

         The Trustee shall furnish the Servicers and the Master Servicer with any powers of attorney and other documents in form as provided to it necessary or appropriate to enable the Servicers and the Master Servicer to service and administer the related Mortgage Loans and REO Property.

         The Trustee shall provide access to the records and documentation in possession of the Trustee regarding the related Mortgage Loans and REO Property and the servicing thereof to the Certificateholders, the FDIC, and the supervisory agents and examiners of the FDIC, such access being afforded only upon reasonable prior written request and during normal business hours at the office of the Trustee; provided, however, that, unless otherwise required by law, the Trustee shall not be required to provide access to such records and documentation if the provision thereof would violate the legal right to privacy of any Mortgagor. The Trustee shall allow representatives of the above entities to photocopy any of the records and documentation and shall provide equipment for that purpose at a charge that covers the Trustee's actual costs.

         The Trustee shall execute and deliver to the Servicer and the Master Servicer any court pleadings, requests for trustee's sale or other documents necessary or desirable to (i) the foreclosure or trustee's sale with respect to a Mortgaged Property; (ii) any legal action brought to obtain judgment against any Mortgagor on the Mortgage Note or Security Instrument; (iii) obtain a deficiency judgment against the Mortgagor; or (iv) enforce any other rights or remedies provided by the Mortgage Note or Security Instrument or otherwise available at law or equity.

         Section 3.02  REMIC-Related  Covenants.  For  as  long  as  each 2004-1
                       ------------------------
REMIC shall exist, the Trustee and the Securities Administrator shall act in accordance herewith to assure continuing treatment of such 2004-1 REMIC as a REMIC, and the Trustee and the Securities Administrator shall comply with any directions of the Depositor, the related Servicer or the Master Servicer to assure such continuing treatment. In particular, the Trustee shall not (a) sell or permit the sale of all or any portion of the Mortgage Loans or of any investment of deposits in an Account unless such sale is as a result of a repurchase of the Mortgage Loans pursuant to this Agreement or the Trustee has received a REMIC Opinion addressed to the Trustee prepared at the expense of the Trust Fund; and (b) other than with respect to a substitution pursuant to the Mortgage Loan Purchase Agreement or Section 2.04 of this Agreement, as applicable, accept any contribution to any 2004-1 REMIC after the Startup Day without receipt of a REMIC Opinion addressed to the Trustee .

         Section 3.03 Monitoring of Servicers.  (a)  The  Master  Servicer shall
                      -----------------------
be responsible for reporting to the Trustee and the Depositor the compliance by each Servicer with its duties under the related Servicing Agreement. In the review of each Servicer's activities, the Master Servicer may rely upon an officer's certificate of the Servicer (or similar document signed by an officer of the Servicer) with regard to such Servicer's compliance with the terms of its Servicing Agreement. In the event that the Master Servicer, in its judgment, determines that a Servicer should be terminated in accordance with its Servicing Agreement, or that a notice should be sent pursuant to such Servicing Agreement with respect to the occurrence of an event that, unless cured, would constitute grounds for such termination, the Master Servicer shall notify the Depositor and the Trustee thereof and the Master Servicer shall issue such notice or take such other action as it deems appropriate.

         (b) The Master Servicer, for the benefit of the Trustee and the Certificateholders, shall enforce the obligations of each Servicer under the related Servicing Agreement, and shall, in the event that a Servicer fails to perform its obligations in accordance with the related Servicing Agreement, subject to the preceding paragraph, terminate the rights and obligations of such Servicer thereunder and act as servicer of the related Mortgage Loans or cause the Trustee to enter in to a new Servicing Agreement with a successor Servicer selected by the Master Servicer; provided, however, it is understood and acknowledged by the parties hereto that there will be a period of transition (not to exceed 90 days) before the actual servicing functions can be fully transferred to such successor Servicer. Such enforcement, including, without limitation, the legal prosecution of claims, termination of Servicing Agreements and the pursuit of other appropriate remedies, shall be in such form and carried out to such an extent and at such time as the Master Servicer, in its good faith business judgment, would require were it the owner of the related Mortgage Loans. The Master Servicer shall pay the costs of such enforcement at its own expense, provided that the Master Servicer shall not be required to prosecute or defend any legal action except to the extent that the Master Servicer shall have received reasonable indemnity for its costs and expenses in pursuing such action.

         (c) To the extent that the costs and expenses of the Master Servicer related to any termination of a Servicer, appointment of a successor Servicer or the transfer and assumption of servicing by the Master Servicer with respect to any Servicing Agreement (including, without limitation, (i) all legal costs and expenses and all due diligence costs and expenses associated with an evaluation of the potential termination of the Servicer as a result of an event of default by such Servicer and (ii) all costs and expenses associated with the complete transfer of servicing, including, but not limited to, all servicing files and all servicing data and the completion, correction or manipulation of such servicing data as may be required by the successor servicer to correct any errors or insufficiencies in the servicing data or otherwise to enable the successor service to service the Mortgage Loans in accordance with the related Servicing Agreement) are not fully and timely reimbursed by the terminated Servicer, the Master Servicer shall be entitled to reimbursement of such costs and expenses from the Master Servicer Collection Account.

         (d) The Master Servicer shall require each Servicer to comply with the remittance requirements and other obligations set forth in the related Servicing Agreement.

         (e) If the Master Servicer acts as Servicer, it will not assume liability for the representations and warranties of the Servicer, if any, that it replaces.

         Section 3.04 Fidelity Bond. The Master Servicer, at its expense,  shall
                      -------------
maintain in effect a blanket fidelity bond and an errors and omissions insurance policy, affording coverage with respect to all directors, officers, employees and other Persons acting on such Master Servicer's behalf, and covering errors and omissions in the performance of the Master Servicer's obligations hereunder. The errors and omissions insurance policy and the fidelity bond shall be in such form and amount generally acceptable for entities serving as master servicers or trustees.

         Section 3.05 Power to Act; Procedures. The Master Servicer shall master
                      ------------------------
service the Mortgage Loans and shall have full power and authority, subject to the REMIC Provisions and the provisions of Article X hereof, to do any and all things that it may deem necessary or desirable in connection with the master servicing and administration of the Mortgage Loans, including but not limited to the power and authority (i) to execute and deliver, on behalf of the Certificateholders and the Trustee, customary consents or waivers and other instruments and documents, (ii) to consent to transfers of any Mortgaged Property and assumptions of the Mortgage Notes and related Mortgages, (iii) to collect any Insurance Proceeds and Liquidation Proceeds, and (iv) to effectuate foreclosure or other conversion of the ownership of the Mortgaged Property securing any Mortgage Loan, in each case, in accordance with the provisions of this Agreement and the Servicing Agreement, as applicable; provided, however, that the Master Servicer shall not (and, consistent with its responsibilities under Section 3.03, shall not permit any Servicer to) knowingly or intentionally take any action, or fail to take (or fail to cause to be taken) any action reasonably within its control and the scope of duties more specifically set forth herein, that, under the REMIC Provisions, if taken or not taken, as the case may be, would cause any 2004-1 REMIC to fail to qualify as a REMIC or result in the imposition of a tax upon the Trust Fund (including but not limited to the tax on prohibited transactions as defined in Section 860F(a)(2) of the Code and the tax on contributions to a REMIC set forth in Section 860G(d) of the
Code) unless the Master Servicer has received an Opinion of Counsel (but not at the expense of the Master Servicer) to the effect that the contemplated action would not cause any 2004-1 REMIC to fail to qualify as a REMIC or result in the imposition of a tax upon any 2004-1 REMIC. The Trustee shall furnish the Master Servicer, upon written request from a Servicing Officer, with any powers of attorney empowering the Master Servicer or any Servicer to execute and deliver instruments of satisfaction or cancellation, or of partial or full release or discharge, and to foreclose upon or otherwise liquidate Mortgaged Property, and to appeal, prosecute or defend in any court action relating to the Mortgage Loans or the Mortgaged Property, in accordance with the applicable Servicing Agreement and this Agreement, and the Trustee shall execute and deliver such other documents, as the Master Servicer may request, to enable the Master Servicer to master service and administer the Mortgage Loans and carry out its duties hereunder, in each case in accordance with Accepted Master Servicing Practices (and the Trustee shall have no liability for misuse of any such powers of attorney by the Master Servicer or any Servicer). If the Master Servicer or the Trustee has been advised that it is likely that the laws of the state in which action is to be taken prohibit such action if taken in the name of the Trustee or that the Trustee would be adversely affected under the "doing business" or tax laws of such state if such action is taken in its name, the Master Servicer shall join with the Trustee in the appointment of a co-trustee pursuant to Section 9.11 hereof. In the performance of its duties hereunder, the Master Servicer shall be an independent contractor and shall not, except in those instances where it is taking action in the name of the Trustee, be deemed to be the agent of the Trustee.

         Section 3.06 Due-on-Sale Clauses;  Assumption Agreements. To the extent
                      -------------------------------------------
provided in the applicable Servicing Agreement, to the extent Mortgage Loans contain enforceable due-on-sale clauses, the Master Servicer shall cause the Servicers to enforce such clauses in accordance with the applicable Servicing Agreement. If applicable law prohibits the enforcement of a due-on-sale clause or such clause is otherwise not enforced in accordance with the applicable Servicing Agreement, and, as a consequence, a Mortgage Loan is assumed, the original Mortgagor may be released from liability in accordance with the applicable Servicing Agreement.

         Section 3.07 Release of Mortgage Files.  (a) Upon becoming aware of the
                      -------------------------
payment in full of any Mortgage Loan, or the receipt by any Servicer of a notification that payment in full has been escrowed in a manner customary for such purposes for payment to Certificateholders on the next Distribution Date, the Servicer will, if required under the applicable Servicing Agreement (or if the Servicer does not, the Master Servicer may), promptly furnish to the Custodian, on behalf of the Trustee, two copies of a certification substantially in the form of Exhibit D hereto signed by a Servicing Officer or in a mutually agreeable electronic format which will, in lieu of a signature on its face, originate from a Servicing Officer (which certification shall include a statement to the effect that all amounts received in connection with such payment that are required to be deposited in the Protected Account maintained by the applicable Servicer pursuant to Section 4.01 or by the applicable Servicer pursuant to its Servicing Agreement have been or will be so deposited) and shall request that the Custodian, on behalf of the Trustee, deliver to the applicable Servicer the related Mortgage File. Upon receipt of such certification and request, the Custodian, on behalf of the Trustee, shall promptly release the related Mortgage File to the applicable Servicer and the Trustee and Custodian shall have no further responsibility with regard to such Mortgage File. Upon any such payment in full, each Servicer is authorized, to give, as agent for the Trustee, as the mortgagee under the Mortgage that secured the Mortgage Loan, an instrument of satisfaction (or assignment of mortgage without recourse)
regarding the Mortgaged Property subject to the Mortgage, which instrument of satisfaction or assignment, as the case may be, shall be delivered to the Person or Persons entitled thereto against receipt therefor of such payment, it being understood and agreed that no expenses incurred in connection with such instrument of satisfaction or assignment, as the case may be, shall be chargeable to the Protected Account.

         (b) From time to time and as appropriate for the servicing or foreclosure of any Mortgage Loan and in accordance with the applicable Servicing Agreement, the Trustee shall execute such documents as shall be prepared and furnished to the Trustee by a Servicer or the Master Servicer (in form reasonably acceptable to the Trustee) and as are necessary to the prosecution of any such proceedings. The Custodian, on behalf of the Trustee, shall, upon the request of a Servicer or the Master Servicer, and delivery to the Custodian, on behalf of the Trustee, of two copies of a request for release signed by a Servicing Officer substantially in the form of Exhibit D (or in a mutually agreeable electronic format which will, in lieu of a signature on its face, originate from a Servicing Officer), release the related Mortgage File held in its possession or control to the Servicer or the Master Servicer, as applicable. Such trust receipt shall obligate the Servicer or the Master Servicer to return the Mortgage File to the Custodian on behalf of the Trustee, when the need therefor by the Servicer or the Master Servicer no longer exists unless the Mortgage Loan shall be liquidated, in which case, upon receipt of a certificate of a Servicing Officer similar to that hereinabove specified, the Mortgage File shall be released by the Custodian, on behalf of the Trustee, to the Servicer or the Master Servicer.

         Section  3.08  Documents,  Records  and Funds in  Possession  of Master
                        --------------------------------------------------------
Servicer To Be Held for Trustee.
-------------------------------

         (a) The Master Servicer shall transmit and each Servicer (to the extent required by the related Servicing Agreement) shall transmit to the Trustee or Custodian such documents and instruments coming into the possession of the Master Servicer or such Servicer from time to time as are required by the terms hereof, or in the case of the Servicers, the applicable Servicing Agreement, to be delivered to the Trustee or Custodian. Any funds received by the Master Servicer or by a Servicer in respect of any Mortgage Loan or which otherwise are collected by the Master Servicer or by a Servicer as Liquidation Proceeds or Insurance Proceeds in respect of any Mortgage Loan shall be held for the benefit of the Trustee and the Certificateholders subject to the Master Servicer's right to retain or withdraw from the Master Servicer Collection Account the Master Servicing Compensation and other amounts provided in this Agreement, and to the right of each Servicer to retain its Servicing Fee and other amounts as provided in the applicable Servicing Agreement. The Master Servicer shall, and (to the extent provided in the applicable Servicing Agreement) shall cause each Servicer to, provide access to information and documentation regarding the Mortgage Loans to the Trustee, its agents and accountants at any time upon reasonable request and during normal business hours, and to Certificateholders that are savings and loan associations, banks or insurance companies, the Office of Thrift Supervision, the FDIC and the supervisory agents and examiners of such Office and Corporation or examiners of any other federal or state banking or insurance regulatory authority if so required by applicable regulations of the Office of Thrift Supervision or other regulatory authority, such access to be afforded without charge but only upon reasonable request in writing and during normal business hours at the offices of the Master Servicer designated by it. In fulfilling such a request the Master Servicer shall not be responsible for determining the sufficiency of such information.

         (b) All Mortgage Files and funds collected or held by, or under the control of, the Master Servicer, in respect of any Mortgage Loans, whether from the collection of principal and interest payments or from Liquidation Proceeds or Insurance Proceeds, shall be held by the Master Servicer for and on behalf of the Trustee and the Certificateholders and shall be and remain the sole and exclusive property of the Trustee; provided, however, that the Master Servicer and each Servicer shall be entitled to setoff against, and deduct from, any such funds any amounts that are properly due and payable to the Master Servicer or such Servicer under this Agreement or the applicable Servicing Agreement.

         Section 3.09 Standard Hazard Insurance and Flood Insurance Policies.
                      ------------------------------------------------------

         (a) For each Mortgage Loan, the Master Servicer shall enforce any obligation of the Servicers under the related Servicing Agreements to maintain or cause to be maintained standard fire and casualty insurance and, where applicable, flood insurance, all in accordance with the provisions of the related Servicing Agreements. It is understood and agreed that such insurance shall be with insurers meeting the eligibility requirements set forth in the applicable Servicing Agreement and that no earthquake or other additional insurance is to be required of any Mortgagor or to be maintained on property acquired in respect of a defaulted loan, other than pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance.

         (b) Pursuant to Section 4.01 and 4.02, any amounts collected by the Servicers or the Master Servicer, under any insurance policies (other than amounts to be applied to the restoration or repair of the property subject to the related Mortgage or released to the Mortgagor in accordance with the applicable Servicing Agreement) shall be deposited into the Master Servicer Collection Account, subject to withdrawal pursuant to Section 4.02 and 4.03. Any cost incurred by the Master Servicer or any Servicer in maintaining any such insurance if the Mortgagor defaults in its obligation to do so shall be added to the amount owing under the Mortgage Loan where the terms of the Mortgage Loan so permit; provided, however, that the addition of any such cost shall not be taken into account for purposes of calculating the distributions to be made to Certificateholders and shall be recoverable by the Master Servicer or such Servicer pursuant to Section 4.02 and 4.03.

         Section 3.10  Presentment  of Claims and  Collection  of Proceeds.  The
                       ---------------------------------------------------
Master Servicer shall (to the extent provided in the applicable Servicing Agreement) cause the related Servicer to, prepare and present on behalf of the Trustee and the Certificateholders all claims under the Insurance Policies and take such actions (including the negotiation, settlement, compromise or enforcement of the insured's claim) as shall be necessary to realize recovery under such policies. Any proceeds disbursed to the Master Servicer (or disbursed to a Servicer and remitted to the Master Servicer) in respect of such policies, bonds or contracts shall be promptly deposited in the Master Servicer Collection Account upon receipt, except that any amounts realized that are to be applied to the repair or restoration of the related Mortgaged Property as a condition precedent to the presentation of claims on the related Mortgage Loan to the insurer under any applicable Insurance Policy need not be so deposited (or remitted).

         Section 3.11 Maintenance of the Primary Mortgage Insurance Policies.
                      ------------------------------------------------------

         (a) The Master Servicer shall not take, or permit any Servicer (to the extent such action is prohibited under the applicable Servicing Agreement) to take, any action that would result in noncoverage under any applicable Primary Mortgage Insurance Policy of any loss which, but for the actions of the Master Servicer or such Servicer, would have been covered thereunder. The Master
Servicer shall use its best reasonable efforts to cause each Servicer (to the extent required under the related Servicing Agreement) to keep in force and effect (to the extent that the Mortgage Loan requires the Mortgagor to maintain such insurance), primary mortgage insurance applicable to each Mortgage Loan in accordance with the provisions of this Agreement and the related Servicing Agreement, as applicable. The Master Servicer shall not, and shall not permit any Servicer (to the extent required under the related Servicing Agreement) to, cancel or refuse to renew any such Primary Mortgage Insurance Policy that is in effect at the date of the initial issuance of the Mortgage Note and is required to be kept in force hereunder except in accordance with the provisions of this Agreement and the related Servicing Agreement, as applicable.

         (b) The Master Servicer agrees to present, or to cause each Servicer (to the extent required under the related Servicing Agreement) to present, on behalf of the Trustee and the Certificateholders, claims to the insurer under any Primary Mortgage Insurance Policies and, in this regard, to take such reasonable action as shall be necessary to permit recovery under any Primary Mortgage Insurance Policies respecting defaulted Mortgage Loans. Pursuant to
Section 4.01 and 4.02, any amounts collected by the Master Servicer or any Servicer under any Primary Mortgage Insurance Policies shall be deposited in the Master Servicer Collection Account, subject to withdrawal pursuant to Section 4.03.

         Section 3.12 Trustee to Retain Possession of Certain Insurance Policies
                      ----------------------------------------------------------
and Documents.
-------------

         The Trustee (or the Custodian, as directed by the Trustee), shall retain possession and custody of the originals (to the extent available) of any Primary Mortgage Insurance Policies, or certificate of insurance if applicable, and any certificates of renewal as to the foregoing as may be issued from time to time as contemplated by this Agreement. Until all amounts distributable in respect of the Certificates have been distributed in full and the Master Servicer otherwise has fulfilled its obligations under this Agreement, the Trustee (or its Custodian, if any, as directed by the Trustee) shall also retain possession and custody of each Mortgage File in accordance with and subject to the terms and conditions of this Agreement. The Master Servicer shall promptly deliver or cause to be delivered to the Trustee (or the Custodian, as directed by the Trustee), upon the execution or receipt thereof the originals of any Primary Mortgage Insurance Policies, any certificates of renewal, and such other documents or instruments that constitute portions of the Mortgage File that come into the possession of the Master Servicer from time to time.

         Section 3.13  Realization  Upon Defaulted  Mortgage  Loans.  The Master
                       --------------------------------------------
Servicer shall cause each Servicer (to the extent required under the related Servicing Agreement) to foreclose upon, repossess or otherwise comparably convert the ownership of Mortgaged Properties securing such of the Mortgage Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments, all in accordance with the applicable Servicing Agreement.

         Section 3.14 Compensation for the Master Servicer.
                      ------------------------------------

         The Master Servicer will be entitled to all income and gain realized from any investment of funds in the Distribution Account and the Master Servicer Collection Account, pursuant to Article IV, for the performance of its activities hereunder. Servicing compensation in the form of assumption fees, if any, late payment charges, as collected, if any, or otherwise (but not including any prepayment premium or penalty) shall be retained by the applicable Servicer and shall not be deposited in the Protected Account. The Master Servicer will be entitled to retain, as additional compensation, any interest remitted by a Servicer in connection with a Principal Prepayment in full or otherwise in excess of amounts required to be remitted to the Distribution Account (such amounts together with the amounts specified in the first sentence of this
Section 3.14, the "Master Servicing Compensation"). The Master Servicer shall be required to pay all expenses incurred by it in connection with its activities hereunder and shall not be entitled to reimbursement therefor except as provided in this Agreement.

         Section 3.15 REO Property.
                      ------------

         (a) In the event the Trust Fund acquires ownership of any REO Property in respect of any related Mortgage Loan, the deed or certificate of sale shall be issued to the Trustee, or to its nominee, on behalf of the related Certificateholders. The Master Servicer shall, to the extent provided in the applicable Servicing Agreement, cause the applicable Servicer to sell, any REO Property as expeditiously as possible and in accordance with the provisions of this Agreement and the related Servicing Agreement, as applicable. Pursuant to its efforts to sell such REO Property, the Master Servicer shall cause the applicable Servicer to protect and conserve, such REO Property in the manner and to the extent required by the applicable Servicing Agreement, in accordance with the REMIC Provisions and in a manner that does not result in a tax on "net income from foreclosure property" (unless such result would maximize the Trust Fund's after-tax return on such property) or cause such REO Property to fail to qualify as "foreclosure property" within the meaning of Section 860G(a)(8) of the Code.

         (b) The Master Servicer shall, to the extent required by the related Servicing Agreement, cause the applicable Servicer to deposit all funds collected and received in connection with the operation of any REO Property in the Protected Account.

         (c) The Master Servicer and the applicable Servicer, upon the final disposition of any REO Property, shall be entitled to reimbursement for any related unreimbursed Monthly Advances and other unreimbursed advances as well as any unpaid Servicing Fees from Liquidation Proceeds received in connection with the final disposition of such REO Property; provided, that any such unreimbursed Monthly Advances as well as any unpaid Servicing Fees may be reimbursed or paid, as the case may be, prior to final disposition, out of any net rental income or other net amounts derived from such REO Property.

         (d) To the extent provided in the related Servicing Agreement, the Liquidation Proceeds from the final disposition of the REO Property, net of any payment to the Master

Servicer and the applicable Servicer as provided above shall be deposited in the Protected Account on or prior to the Determination Date in the month following receipt thereof and be remitted by wire transfer in immediately available funds to the Master Servicer for deposit into the related Master Servicer Collection Account on the next succeeding Servicer Remittance Date.

         Section 3.16 Annual Officer's Certificate as to Compliance.
                      ---------------------------------------------

         (a) The Master Servicer shall deliver to the Trustee and the Rating Agencies on or before March 1 of each year, commencing on March 1, 2005, an Officer's Certificate, certifying that with respect to the period ending December 31 of the prior year: (i) such Servicing Officer has reviewed the activities of such Master Servicer during the preceding calendar year or portion thereof and its performance under this Agreement, (ii) to the best of such Servicing Officer's knowledge, based on such review, such Master Servicer has performed and fulfilled its duties, responsibilities and obligations under this Agreement in all material respects throughout such year, or, if there has been a default in the fulfillment of any such duties, responsibilities or obligations, specifying each such default known to such Servicing Officer and the nature and status thereof, (iii) nothing has come to the attention of such Servicing Officer to lead such Servicing Officer to believe that any Servicer has failed to perform any of its duties, responsibilities and obligations under its Servicing Agreement in all material respects throughout such year, or, if there has been a material default in the performance or fulfillment of any such duties, responsibilities or obligations, specifying each such default known to such Servicing Officer and the nature and status thereof.

         (b) Copies of such statements shall be provided to any Certificateholder upon request, by the Master Servicer or by the Trustee at the Master Servicer's expense if the Master Servicer failed to provide such copies (unless (i) the Master Servicer shall have failed to provide the Trustee with such statement or (ii) the Trustee shall be unaware of the Master Servicer's failure to provide such statement).

         Section 3.17 Annual Independent  Accountant's  Servicing Report. If the
                      --------------------------------------------------
Master Servicer has, during the course of any fiscal year, directly serviced any of the Mortgage Loans, then the Master Servicer at its expense shall cause a nationally recognized firm of independent certified public accountants to furnish a statement to the Trustee, the Rating Agencies and the Depositor on or before March 1 of each year, commencing on March 1, 2005 to the effect that, with respect to the most recently ended fiscal year, such firm has examined certain records and documents relating to the Master Servicer's performance of its servicing obligations under this Agreement and pooling and servicing and trust agreements in material respects similar to this Agreement and to each other and that, on the basis of such examination conducted substantially in compliance with the audit program for mortgages serviced for Freddie Mac or the Uniform Single Attestation Program for Mortgage Bankers, such firm is of the opinion that the Master Servicer's activities have been conducted in compliance with this Agreement, or that such examination has disclosed no material items of noncompliance except for (i) such exceptions as such firm believes to be immaterial, (ii) such other exceptions as are set forth in such statement and
(iii) such exceptions that the Uniform Single Attestation Program for Mortgage Bankers or the Audit Program for Mortgages Serviced by Freddie Mac requires it to report. Copies of such statements shall be provided to any Certificateholder upon request by the Master Servicer, or by the Trustee at the expense of the Master Servicer if the Master Servicer shall fail to provide such copies. If such report discloses exceptions that are material, the Master Servicer shall advise the Trustee whether such exceptions have been or are susceptible of cure, and will take prompt action to do so.

         Section 3.18 Reports  Filed with  Securities  and Exchange  Commission.
                      ---------------------------------------------------------
Within 15 days after each Distribution Date, the Securities Administrator shall, in accordance with industry standards, file with the Commission via the Electronic Data Gathering and Retrieval System ("EDGAR"), a Form 8-K with a copy of the statement to the Certificateholders for such Distribution Date as an exhibit thereto. Prior to January 30 of each year, the Securities Administrator shall, in accordance with industry standards and only if instructed by the Depositor, file a Form 15 Suspension Notice with respect to the Trust Fund, if applicable. Prior to (i) March 15, 2005 and (ii) unless and until a Form 15 Suspension Notice shall have been filed, prior to March 15 of each year thereafter, the Master Servicer shall provide the Securities Administrator with a Master Servicer Certification, together with a copy of the annual independent accountant's servicing report and annual statement of compliance of each Servicer, in each case, required to be delivered pursuant to the related
Servicing Agreement, and, if applicable, the annual independent accountant's servicing report and annual statement of compliance to be delivered by the Master Servicer pursuant to Sections 3.16 and 3.17. Prior to (i) March 31, 2005, or such earlier filing date as may be required by the Commission, and (ii) unless and until a Form 15 Suspension Notice shall have been filed, March 31 of each year thereafter, or such earlier filing date as may be required by the Commission, the Securities Administrator shall file a Form 10-K, in substance conforming to industry standards, with respect to the Trust. Such Form 10-K shall include the Master Servicer Certification and other documentation provided by the Master Servicer pursuant to the second preceding sentence. The Depositor hereby grants to the Securities Administrator a limited power of attorney to execute and file each such document on behalf of the Depositor. Such power of attorney shall continue until either the earlier of (i) receipt by the Securities Administrator from the Depositor of written termination of such power of attorney and (ii) the termination of the Trust Fund. The Depositor agrees to promptly furnish to the Securities Administrator, from time to time upon request, such further information, reports and financial statements within its control related to this Agreement and the Mortgage Loans as the Securities Administrator reasonably deems appropriate to prepare and file all necessary reports with the Commission. The Securities Administrator shall have no responsibility to file any items other than those specified in this Section 3.18; provided, however, the Securities Administrator will cooperate with the Depositor in connection with any additional filings with respect to the Trust Fund as the Depositor deems necessary under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Fees and expenses incurred by the Securities Administrator in connection with this Section 3.18 shall not be reimbursable from the Trust Fund.

         Section 3.19 The Company. On the Closing Date, the Company will receive
                      -----------
from the Depositor a payment of $5,000.

         Section 3.20 UCC. The Depositor  shall inform the Trustee in writing of
                      ---
any Uniform Commercial Code financing statements that were filed on the Closing Date in connection with the Trust with stamped recorded copies of such financing statements to be delivered to the Trustee promptly upon receipt by the Depositor. The Trustee agrees to monitor and notify the

Depositor if any continuation statements for such Uniform Commercial Code financing statements need to be filed. If directed by the Depositor in writing, the Trustee will file any such continuation statements solely at the expense of the Depositor. The Depositor shall file any financing statements or amendments thereto required by any change in the Uniform Commercial Code.

         Section 3.21 Optional Purchase of Defaulted Mortgage Loans.
                      ---------------------------------------------

         (a) With respect to any Mortgage Loan which as of the first day of a Calendar Quarter is delinquent in payment by 90 days or more or is an REO Property, the Company shall have the right to purchase such Mortgage Loan from the Trust at a price equal to the Repurchase Price; provided however (i) that such Mortgage Loan is still 90 days or more delinquent or is an REO Property as of the date of such purchase and (ii) this purchase option, if not theretofore exercised, shall terminate on the date prior to the last day of the related Calendar Quarter. This purchase option, if not exercised, shall not be thereafter reinstated unless the delinquency is cured and the Mortgage Loan thereafter again becomes 90 days or more delinquent or becomes an REO Property, in which case the option shall again become exercisable as of the first day of the related Calendar Quarter.

         (b) If at any time the Company remits to the Master Servicer a payment for deposit in the Master Servicer Collection Account covering the amount of the Repurchase Price for such a Mortgage Loan, and the Company provides to the Trustee a certification signed by a Servicing Officer stating that the amount of such payment has been deposited in the Master Servicer Collection Account, then the Trustee shall execute the assignment of such Mortgage Loan to the Company at the request of the Company without recourse, representation or warranty and the Company shall succeed to all of the Trustee's right, title and interest in and to such Mortgage Loan, and all security and documents relative thereto. Such assignment shall be an assignment outright and not for security. The Company will thereupon own such Mortgage, and all such security and documents, free of any further obligation to the Trustee or the Certificateholders with respect thereto.

                                   ARTICLE IV
                                    Accounts

         Section 4.01 Protected Accounts.  (a) The Master Servicer shall enforce
                      ------------------
the obligation of each Servicer to establish and maintain a Protected Account in accordance with the applicable Servicing Agreement, with records to be kept with respect thereto on a Mortgage Loan by Mortgage Loan basis, into which accounts shall be deposited within 48 hours (or as of such other time specified in the related Servicing Agreement) of receipt, all collections of principal and interest on any Mortgage Loan and with respect to any REO Property received by a Servicer, including Principal Prepayments, Insurance Proceeds, Liquidation Proceeds and advances made from the Servicer's own funds (less servicing compensation as permitted by the applicable Servicing Agreement in the case of any Servicer) and all other amounts to be deposited in the Protected Account. The Servicer is hereby authorized to make withdrawals from and deposits to the related Protected Account for purposes required or permitted by this Agreement. To the extent provided in the related Servicing Agreement, the Protected Account shall be held by a Designated Depository Institution and segregated on the books of such institution in the name of the Trustee for the benefit of Certificateholders.

         (b) To the extent provided in the related Servicing Agreement, amounts on deposit in a Protected Account may be invested in Permitted Investments in the name of the Trustee for the benefit of Certificateholders and, except as provided in the preceding paragraph, not commingled with any other funds. Such Permitted Investments shall mature, or shall be subject to redemption or withdrawal, no later than the date on which such funds are required to be withdrawn for deposit in the Master Servicer Collection Account, and shall be held until required for such deposit. The income earned from Permitted Investments made pursuant to this Section 4.01 shall be paid to the related Servicer under the applicable Servicing Agreement, and the risk of loss of moneys required to be distributed to the Certificateholders resulting from such investments shall be borne by and be the risk of the related Servicer. The related Servicer (to the extent provided in the Servicing Agreement) shall deposit the amount of any such loss in the Protected Account within two Business Days of receipt of notification of such loss but not later than the second Business Day prior to the Distribution Date on which the moneys so invested are required to be distributed to the Certificateholders.

         (c) To the extent provided in the related Servicing Agreement and subject to this Article IV, on or before each Servicer Remittance Date, the related Servicer shall withdraw or shall cause to be withdrawn from its Protected Accounts and shall immediately deposit or cause to be deposited in the Master Servicer Collection Account amounts representing the following collections and payments (other than with respect to principal of or interest on the Mortgage Loans due on or before the Cut-off Date) with respect to each Loan
Group:

             (i) Scheduled Payments on the Mortgage Loans received or any related portion thereof advanced by such Servicer pursuant to its Servicing Agreement which were due during or before the related Due Period, net of the amount thereof comprising its Servicing Fee or any fees with respect to any lender-paid primary mortgage insurance policy;

             (ii) Full Principal Prepayments and any Liquidation Proceeds received by such Servicer with respect to the Mortgage Loans in the related Prepayment Period, with interest to the date of prepayment or liquidation, net of the amount thereof comprising its Servicing Fee;

             (iii) Partial Principal Prepayments received by such Servicer for the Mortgage Loans in the related Prepayment Period; and

             (iv) Any amount to be used as a Monthly Advance.

         (d) Withdrawals may be made from an Account only to make remittances as provided in Section 4.01(c), 4.02 and 4.03; to reimburse the Master Servicer or a Servicer for Monthly Advances which have been recovered by subsequent collections from the related Mortgagor; to remove amounts deposited in error; to remove fees, charges or other such amounts deposited on a temporary basis; or to clear and terminate the account at the termination of this Agreement in accordance with Section 10.01. As provided in Sections 4.01(c) and 4.02(b) certain amounts otherwise due to the Servicers may be retained by them and need not be deposited in the Master Servicer Collection Account.

         Section  4.02  Master  Servicer  Collection  Account.  (a)  The  Master
                        -------------------------------------
Servicer shall establish and maintain in the name of the Trustee, for the benefit of the Certificateholders, the Master Servicer Collection Account as a segregated trust account or accounts. The Master Servicer Collection Account shall be an Eligible Account. The Master Servicer will deposit in the Master Servicer Collection Account as identified by the Master Servicer and as received by the Master Servicer, the following amounts:

             (i) Any amounts withdrawn from a Protected Account;

             (ii) Any Monthly Advance and any Compensating Interest Payments;

             (iii) Any Insurance Proceeds or Net Liquidation Proceeds received by or on behalf of the Master Servicer or which were not deposited in a Protected Account;

             (iv) The Repurchase Price with respect to any Mortgage Loans purchased by the Seller pursuant to the Mortgage Loan Purchase Agreement or Sections 2.02 or 2.03 hereof, any amounts which are to be treated pursuant to
Section 2.04 of this Agreement as the payment of a Repurchase Price in connection with the tender of a Substitute Mortgage Loan by the Seller, the Repurchase Price with respect to any Mortgage Loans purchased by the Company pursuant to Section 3.21, and all proceeds of any Mortgage Loans or property acquired with respect thereto repurchased by the Depositor or its designee pursuant to Section 10.01;

             (v) Any amounts required to be deposited with respect to losses on investments of deposits in an Account; and

             (vi) Any other amounts received by or on behalf of the Master Servicer and required to be deposited in the Master Servicer Collection Account pursuant to this Agreement.

         (b) All amounts deposited to the Master Servicer Collection Account shall be held by the Master Servicer in the name of the Trustee in trust for the benefit of the Certificateholders in accordance with the terms and provisions of this Agreement. The requirements for crediting the Master Servicer Collection Account or the Distribution Account shall be exclusive, it being understood and agreed that, without limiting the generality of the foregoing, payments in the nature of (i) prepayment or late payment charges or assumption, tax service, statement account or payoff, substitution, satisfaction, release and other like fees and charges and (ii) the items enumerated in Sections 4.05(a)(i) through (iv) and (vi) through (xii) with respect to the Securities Administrator and the Master Servicer, need not be credited by the Master Servicer or the Servicer to the Distribution Account or the Master Servicer Collection Account, as applicable. In the event that the Master Servicer shall deposit or cause to be deposited to the Distribution Account any amount not required to be credited thereto, the Trustee, upon receipt of a written request therefor signed by a Servicing Officer of the Master Servicer, shall promptly transfer such amount to the Master Servicer, any provision herein to the contrary notwithstanding.

         (c) The amount at any time credited to the Master Servicer Collection Account may be invested, in the name of the Trustee, or its nominee, for the benefit of the Certificateholders, in Permitted Investments as directed by Master Servicer. All Permitted Investments shall mature or be subject to redemption or withdrawal on or before, and shall be held until, the next succeeding Distribution Account Deposit Date. Any and all investment earnings on amounts on deposit in the Master Servicer Account from time to time shall be for the account of the Master Servicer. The Master Servicer from time to time shall be permitted to withdraw or receive distribution of any and all investment earnings from the Master Servicer Account. The risk of loss of moneys required to be distributed to the Certificateholders resulting from such investments shall be borne by and be the risk of the Master Servicer. The Master Servicer shall deposit the amount of any such loss in the Master Servicer Collection Account within two Business Days of receipt of notification of such loss but not later than the second Business Day prior to the Distribution Date on which the moneys so invested are required to be distributed to the Certificateholders.

         Section  4.03  Permitted  Withdrawals  and  Transfers  from the  Master
                        --------------------------------------------------------
Servicer Collection Account.  (a) The Master Servicer will, from time to time on
---------------------------
demand of a Servicer or the Securities Administrator, make or cause to be made such withdrawals or transfers from the Master Servicer Collection Account as the Master Servicer has designated for such transfer or withdrawal pursuant to this Agreement and the related Servicing Agreement. The Master Servicer may clear and terminate the Master Servicer Collection Account pursuant to Section 10.01 and remove amounts from time to time deposited in error.

         (b) On an ongoing basis, the Master Servicer shall withdraw from the Master Servicer Collection Account (i) any expenses recoverable by the Trustee, the Master Servicer or the Securities Administrator or the Custodian pursuant to Sections 3.03, 7.04 and 9.05 and (ii) any amounts payable to the Master Servicer as set forth in Section 3.14.

         (c) In addition, on or before each Distribution Account Deposit Date, the Master Servicer shall deposit in the Distribution Account (or remit to the Trustee for deposit therein) any Monthly Advances required to be made by the Master Servicer with respect to the Mortgage Loans.

         (d) No later than 3:00 p.m. New York time on each Distribution Account Deposit Date, the Master Servicer will transfer all Available Funds on deposit in the Master Servicer Collection Account with respect to the related Distribution Date to the Trustee for deposit in the Distribution Account.

         Section 4.04 Distribution  Account. (a) The Trustee shall establish and
                      ---------------------
maintain in the name of the Trustee, for the benefit of the Certificateholders, the Distribution Account as a segregated trust account or accounts.

         (b) All amounts deposited to the Distribution Account shall be held by the Trustee in the name of the Trustee in trust for the benefit of the Certificateholders in accordance with the terms and provisions of this Agreement.

         (c) The Distribution Account shall constitute a trust account of the Trust Fund segregated on the books of the Trustee and held by the Trustee in trust in its Corporate Trust Office, and the Distribution Account and the funds deposited therein shall not be subject to, and shall be protected from, all claims, liens, and encumbrances of any creditors or depositors of the Trustee or the Master Servicer (whether made directly, or indirectly through a liquidator or receiver of the Trustee or the Master Servicer). The Distribution Account shall be an Eligible Account. The amount at any time credited to the Distribution Account shall be (i) held in cash and fully insured by the FDIC to the maximum coverage provided thereby or (ii) invested in the name of the Trustee, in such Permitted Investments selected by the Master Servicer or deposited in demand deposits with such depository institutions as selected by the Master Servicer, provided that time deposits of such depository institutions would be a Permitted Investment. All Permitted Investments shall mature or be subject to redemption or withdrawal on or before, and shall be held until, the next succeeding Distribution Date if the obligor for such Permitted Investment is the Trustee or, if such obligor is any other Person, the Business Day preceding such Distribution Date. All investment earnings on amounts on deposit in the Distribution Account or benefit from funds uninvested therein from time to time shall be for the account of the Master Servicer. The Master Servicer shall be permitted to withdraw or receive distribution of any and all investment earnings from the Distribution Account on each Distribution Date. If there is any loss on a Permitted Investment or demand deposit, the Master Servicer shall remit the amount of the loss to the Trustee who shall deposit such amount in the Distribution Account. With respect to the Distribution Account and the funds deposited therein, the Master Servicer shall take such action as may be necessary to ensure that the Certificateholders shall be entitled to the priorities afforded to such a trust account (in addition to a claim against the estate of the Trustee) as provided by 12 U.S.C. ss. 92a(e), and applicable regulations pursuant thereto, if applicable, or any applicable comparable state statute applicable to state chartered banking corporations.

         Section 4.05 Permitted  Withdrawals and Transfers from the Distribution
                      ----------------------------------------------------------
Account.  (a) The  Trustee  will,  from  time to time on  demand  of the  Master
-------
Servicer or the Securities Administrator, make or cause to be made such withdrawals or transfers from the Distribution Account as the Master Servicer has designated for such transfer or withdrawal pursuant to this Agreement and the Servicing Agreements or as the Securities Administrator has instructed hereunder for the following purposes (limited in the case of amounts due the Master Servicer to those not withdrawn from the Master Servicer Collection Account in accordance with the terms of this Agreement):

             (i) to reimburse the Master Servicer or any Servicer for any Monthly Advance of its own funds, the right of the Master Servicer or a Servicer to reimbursement pursuant to this subclause (i) being limited to amounts received on a particular Mortgage Loan (including, for this purpose, the Repurchase Price therefor, Insurance Proceeds and Liquidation Proceeds) which represent late payments or recoveries of the principal of or interest on such Mortgage Loan with respect to which such Monthly Advance was made;

             (ii) to reimburse the Master Servicer or any Servicer from Insurance Proceeds or Liquidation Proceeds relating to a particular Mortgage Loan for amounts expended by the Master Servicer or such Servicer in good faith in connection with the restoration of the related Mortgaged Property which was damaged by an Uninsured Cause or in connection with the liquidation of such Mortgage Loan;

             (iii) to reimburse the Master Servicer or any Servicer from Insurance Proceeds relating to a particular Mortgage Loan for insured expenses incurred with respect to such Mortgage Loan and to reimburse the Master Servicer or such Servicer from Liquidation Proceeds from a particular Mortgage Loan for Liquidation Expenses incurred with respect to such Mortgage Loan; provided that the Master Servicer shall not be entitled to reimbursement for Liquidation Expenses with respect to a Mortgage Loan to the extent that (i) any amounts with respect to such Mortgage Loan were paid as Excess Liquidation Proceeds pursuant to clause (xi) of this Section 4.05(a) to the Master Servicer; and (ii) such Liquidation Expenses were not included in the computation of such Excess Liquidation Proceeds;

             (iv) to pay the Master Servicer or any Servicer, as appropriate, from Liquidation Proceeds or Insurance Proceeds received in connection with the liquidation of any Mortgage Loan, the amount which the Master Servicer or such Servicer would have been entitled to receive under clause (ix) of this Section 4.05(a) as servicing compensation on account of each defaulted scheduled payment on such Mortgage Loan if paid in a timely manner by the related Mortgagor;

             (v) to pay the Master Servicer or any Servicer from the Repurchase Price for any Mortgage Loan, the amount which the Master Servicer or such Servicer would have been entitled to receive under clause (ix) of this Section 4.05(a) as servicing compensation;

             (vi) to reimburse the Master Servicer or any Servicer for advances of funds (other than Monthly Advances) made with respect to the Mortgage Loans, and the right to reimbursement pursuant to this clause being limited to amounts received on the related Mortgage Loan (including, for this purpose, the Repurchase Price therefor, Insurance Proceeds and Liquidation Proceeds) which represent late recoveries of the payments for which such advances were made;

             (vii) to reimburse the Master Servicer or any Servicer for any Monthly Advance or advance, after a Realized Loss has been allocated with respect to the related

Mortgage Loan if the Monthly Advance or advance has not been reimbursed pursuant to clauses (i) and (vi);

             (viii) to pay the Master Servicer as set forth in Section 3.14;

             (ix) to reimburse the Master Servicer for expenses, costs and liabilities incurred by and reimbursable to it pursuant to Sections 3.03, 7.04(c) and (d);

             (x) to pay to the Master Servicer, as additional servicing compensation, any Excess Liquidation Proceeds to the extent not retained by the Servicer;

             (xi) to reimburse or pay any Servicer any such amounts as are due thereto under the Servicing Agreement and have not been retained by or paid to the Servicer, to the extent provided in the Servicing Agreement;

             (xii) to reimburse the Trustee, the Securities Administrator or the Custodian for expenses, costs and liabilities incurred by or reimbursable to it pursuant to this Agreement;

             (xiii) to remove amounts deposited in error; and

(xiv) to clear and terminate the Distribution Account pursuant to Section 10.01.

         (b) The Master Servicer shall keep and maintain separate accounting, on a Mortgage Loan by Mortgage Loan basis, for the purpose of accounting for any reimbursement from the Distribution Account pursuant to clauses (i) through (vi) and (viii) or with respect to any such amounts which would have been covered by such clauses had the amounts not been retained by the Master Servicer without being deposited in the Distribution Account under Section 4.02(b). Reimbursements made pursuant to clauses (vii), (ix), (xi) and (xii) will be allocated between the Loan Groups pro rata based on the aggregate Stated Principal Balances of the Mortgage Loans in each Loan Group.

         (c) On each Distribution Date, the Trustee shall distribute the Available Funds to the extent on deposit in the Distribution Account for each Loan Group to the Holders of the Certificates in accordance with distribution instructions provided to it by the Securities Administrator no later than two Business Days prior to such Distribution Date and determined by the Securities Administrator in accordance with Section 6.01.

                                   ARTICLE V
                                  Certificates

         Section 5.01  Certificates.  (a) The Depository,  the Depositor and the
                       ------------
Trustee have entered into a Depository Agreement dated as of the Closing Date (the "Depository Agreement"). Except for the Residual Certificates, the Private Certificates and the Individual Certificates and as provided in Section 5.01(b), the Certificates shall at all times remain registered in the name of the Depository or its nominee and at all times: (i) registration of such Certificates may not be transferred by the Trustee except to a successor to the Depository; (ii) ownership and transfers of registration of such Certificates on the books of the Depository shall be governed by applicable rules established by the Depository; (iii) the Depository may collect its usual and customary fees, charges and expenses from its Depository Participants; (iv) the Trustee shall deal with the Depository as representative of such Certificate Owners of the respective Class of Certificates for purposes of exercising the rights of Certificateholders under this Agreement, and requests and directions for and votes of such representative shall not be deemed to be inconsistent if they are made with respect to different Certificate Owners; and (v) the Trustee may rely and shall be fully protected in relying upon information furnished by the Depository with respect to its Depository Participants.

         The Residual Certificates and the Private Certificates are initially Physical Certificates. If at any time the Holders of all of the Certificates of one or more such Classes request that the Trustee cause such Class to become Global Certificates, the Trustee and the Depositor will take such action as may be reasonably required to cause the Depository to accept such Class or Classes for trading if it may legally be so traded.

         All transfers by Certificate Owners of such respective Classes of Book-Entry Certificates and any Global Certificates shall be made in accordance with the procedures established by the Depository Participant or brokerage firm representing such Certificate Owners. Each Depository Participant shall only transfer Book-Entry Certificates of Certificate Owners it represents or of brokerage firms for which it acts as agent in accordance with the Depository's normal procedures.

         (b) If (i)(A) the Depositor advises the Trustee in writing that the Depository is no longer willing or able to properly discharge its responsibilities as Depository and (B) the Depositor is unable to locate a qualified successor within 30 days or (ii) the Depositor at its option advises the Trustee in writing that it elects to terminate the book-entry system through the Depository, the Trustee shall request that the Depository notify all Certificate Owners of the occurrence of any such event and of the availability of definitive, fully registered Certificates to Certificate Owners requesting the same. Upon surrender to the Trustee of the Certificates by the Depository, accompanied by registration instructions from the Depository for registration, the Trustee shall issue the definitive Certificates.

         In addition, if an Event of Default has occurred and is continuing, each Certificate Owner materially adversely affected thereby may at its option request a definitive Certificate evidencing such Certificate Owner's interest in the related Class of Certificates. In order to make such request, such Certificate Owner shall, subject to the rules and procedures of the Depository, provide the Depository or the related Depository Participant with directions for the Trustee to exchange or cause the exchange of the Certificate Owner's interest in such Class of Certificates for an equivalent interest in fully registered definitive form. Upon receipt by the Trustee of instructions from the Depository directing the Trustee to effect such exchange (such instructions to contain information regarding the Class of Certificates and the Current Principal Balance being exchanged, the Depository Participant account to be debited with the decrease, the registered holder of and delivery instructions for the definitive Certificate, and any other information reasonably required by the Trustee), (i) the Trustee shall instruct the Depository to reduce the related Depository Participant's account by the aggregate Current Principal Balance of the definitive Certificate, (ii) the Trustee shall execute and deliver, in accordance with the registration and delivery instructions provided by the Depository, a Definitive Certificate evidencing such Certificate Owner's interest in such Class of Certificates and (iii) the Trustee shall execute a new Book-Entry Certificate reflecting the reduction in the aggregate Current Principal Balance of such Class of Certificates by the amount of the definitive Certificates.

         Neither the Depositor nor the Trustee shall be liable for any delay in the delivery of any instructions required pursuant to this Section 5.01(b) and may conclusively rely on, and shall be protected in relying on, such instructions.

         (c) (i) As provided herein, the REMIC Administrator will make an election to treat the segregated pool of assets consisting of the Mortgage Loans and certain other related assets subject to this Agreement as a REMIC for federal income tax purposes, and such segregated pool of assets will be designated as "REMIC I." Component I of the Class R Certificates will represent the sole Class of "residual interests" in REMIC I for purposes of the REMIC Provisions (as defined herein) under federal income tax law. The following table irrevocably sets forth the designation, pass-through rate (the "Uncertificated Pass-Through Rate") and initial Uncertificated Principal Balance for each of the "regular interests" in REMIC I (the "REMIC I Regular Interests"). The "latest possible maturity date" (determined solely for purposes of satisfying Treasury regulation Section 1.860G-1(a)(4)(iii)) for each REMIC I Regular Interest shall be the Maturity Date. None of the REMIC I Regular Interests will be certificated. The REMIC I Regular Interests and the REMIC I Residual Interest will have the following designations, initial balances and pass-through rates:


Class Designation for
each REMIC I Regular
Interest and                                                  Initial
Component I of the       Type of                          Uncertificated
Class R Certificates      Interest   Pass-Through Rate   Principal Balance     Final Maturity Date*
------------------------ ----------- ------------------ -------------------- -------------------------
Class Y-1                 Regular       Variable(1)         $68,516.26            February 2034
Class Y-2                 Regular       Variable(2)         $99,775.12            February 2034
Class Y-3                 Regular       Variable(3)          $7,695.18            February 2034
Class Y-4                 Regular       Variable(4)         $48,360.43            February 2034
Class Y-5                 Regular       Variable(5)              $83,722.24       February 2034
Class Z-1                 Regular       Variable(1)         $136,964,366.74       February 2034
Class Z-2                 Regular       Variable(2)         $199,964,366.74       February 2034
Class Z-3                 Regular       Variable(3)          $15,382,673.82       February 2034
Class Z-4                 Regular       Variable(4)          $96,672,764.57       February 2034
Class Z-5                 Regular       Variable(5)         $167,360,750.76       February 2034
Component I of the                                               $
Class R                   Residual                            100.00              February 2034


* The Distribution Date in the specified month, which is the month following the month the latest maturing Mortgage Loan in the related Loan Group matures. For federal income tax purposes, for each Class of REMIC I Regular and Residual Interests, the "latest possible maturity date" shall be the Final Maturity Date.

(1) Interest distributed to the REMIC I Regular Interests Y-1 and Z-1 on each Distribution Date will have accrued at the weighted average of the Net Rates for the Group I Loans on the applicable Uncertificated Principal Balance outstanding immediately before such Distribution Date.

(2) Interest distributed to the REMIC I Regular Interests Y-2 and Z-2 on each Distribution Date will have accrued at the weighted average of the Net Rates for the Group II Loans on the applicable Uncertificated Principal Balance outstanding immediately before such Distribution Date.

(3) Interest distributed to the REMIC I Regular Interests Y-3 and Z-3 on each Distribution Date will have accrued at the weighted average of the Net Rates for the Group III Loans on the applicable Uncertificated Principal Balance outstanding immediately before such Distribution Date.

(4) Interest distributed to the REMIC I Regular Interests Y-4 and Z-4 on each Distribution Date will have accrued at the weighted average of the Net Rates for the Group IV Loans on the applicable Uncertificated Principal Balance outstanding immediately before such Distribution Date.

(5) Interest distributed to the REMIC I Regular Interests Y-5 and Z-5 on each Distribution Date will have accrued at the weighted average of the Net Rates for the Group V Loans on the applicable Uncertificated Principal Balance outstanding immediately before such Distribution Date.


         (ii) REMIC II will be evidenced by (x) the REMIC II Regular Interests (designated below), which will be uncertificated and non-transferable and are hereby designated as the "regular interests" in REMIC II and have the principal balances and accrue interest at the Pass-Through Rates equal to those set forth in this Section 5.01(c)(ii) and (y) an interest in the Class R Certificates ("REMIC II Residual Interest"), which is hereby designated as the single "residual interest" in REMIC II.


         The REMIC II Regular Interests and the REMIC II Residual Interest will have the following designations, initial balances and pass-through rates:


Class Designation for
each REMIC II Regular
Interest and Component II
of the Class R              Type of                            Initial Uncertificated
Certificates                 Interest     Pass-Through Rate       Principal Balance        Final Maturity Date*
--------------------------  ----------- ---------------------- ------------------------ ---------------------------
Class A-I-1-M                Regular         Variable(1)             $47,385,100              February 2034
Class A-I-2-M                Regular         Variable(1)             $75,944,400              February 2034
Class A-II-1-M               Regular         Variable(2)             $72,786,400              February 2034
Class A-II-2-M               Regular         Variable(2)             $24,262,100              February 2034
Class A-II-3-M               Regular         Variable(2)             $82,546,700              February 2034
Class A-III-1-M              Regular         Variable(3)             $13,851,300              February 2034
Class A-IV-1-M               Regular         Variable(4)             $87,049,000              February 2034
Class A-V-M                  Regular         Variable(5)            $150,700,000              February 2034
Class M-M                    Regular         Variable(6)             $17,559,900              February 2034
Class B-1-M                  Regular         Variable(6)             $14,787,400              February 2034
Class B-2-M                  Regular         Variable(6)             $10,782,300              February 2034
Class B-3-M                  Regular         Variable(6)             $7,393,700               February 2034
Class B-4-M                  Regular         Variable(6)             $6,469,460               February 2034
Class B-5-M                  Regular         Variable(6)             $2,772,400               February 2034
Class B-6-M                  Regular         Variable(6)             $1,848,793               February 2034
Component II of the Class
R+                           Residual           -----                   -----                 February 2034


  * The Distribution Date in the specified month, which is the month following the month the latest maturing Mortgage Loan in the related Group matures. For federal income tax purposes, for each Class of REMIC II Regular and Residual Interests, the "latest possible maturity date" shall be the Final Maturity Date.

  (1) Interest distributed to the REMIC II Regular Interests A-I-1-M and A-I-2-M on each Distribution Date will have accrued at the equal the weighted average of the Net Rates of the Group I Loans on their respective Uncertificated Principal Balances immediately preceding such Distribution Date.

  (2) Interest distributed to the REMIC II Regular Interests A-II-1-M, A-I-2-M and A-I-3-M on each Distribution Date will have accrued at the equal the weighted average of the Net Rates of the Group II Loans on their respective Uncertificated Principal Balances immediately preceding such Distribution Date.

  (3) Interest distributed to the REMIC II Regular Interests A-III-1-M on each Distribution Date will have accrued at the equal the weighted average of the Net Rates of the Group III Loans on their respective Uncertificated Principal Balances immediately preceding such Distribution Date.

  (4) Interest distributed to the REMIC II Regular Interest A-IV-1-M on each Distribution Date will have accrued at the equal the weighted average of the Net Rates of the Group IV Loans on their respective Uncertificated Principal Balances immediately preceding such Distribution Date.

  (5) Interest distributed to the REMIC II Regular Interest A-V-M on each Distribution Date will have accrued at the equal the weighted average of the Net Rates of the Group V Loans on their respective Uncertificated Principal Balances immediately preceding such Distribution Date.

  (6) The Certificate Interest Rate for each Class of the Class B and Class M REMIC II Regular Interests shall equal, on any Distribution Date, the weighted average of the Pass-Through Rates for the Class Y-1, Class Y-2, Class Y-3, Class Y-4 and Class Y-5 Regular Interests.

  + Component II of the Class R Certificates shall be entitled to receive the applicable Residual Distribution Amount. Component II of the Class R Certificates shall not be entitled to receive any distributions of interest or principal.

--------------------

         (iii) REMIC III will be evidenced by (x) the REMIC III Regular Interests (designated below), which will be uncertificated and non-transferable and are hereby designated as the "regular interests" in REMIC III and have the principal balances and accrue interest at the Pass-Through Rates equal to those set forth in this Section 5.01(c)(iii) and (y) an interest in the

Class R Certificates ("REMIC III Residual Interest"), which is hereby designated as the single "residual interest" in REMIC III.

           The REMIC III Regular Interests and the REMIC III Residual Interest will have the following designations, initial balances and pass-through rates:


Class Designation for
each REMIC III Regular
Interest and
Component III of the        Type of                            Initial Uncertificated
Class R Certificates         Interest     Pass-Through Rate       Principal Balance        Final Maturity Date*
------------------------   ----------- ---------------------- ------------------------ ---------------------------
        I-A-1                Regular        Variable (1)             $47,385,100              February 2034
        I-X-A-1              Regular          Fixed (1)                $ 0.00                 February 2034
        I-A-2                Regular        Variable (1)             $75,944,400              February 2034
        I-X-A-2              Regular          Fixed (1)                $ 0.00                 February 2034
        II-A-1               Regular        Variable (1)             $72,786,400              February 2034
        II-X-A-1             Regular          Fixed (1)                $ 0.00                 February 2034
        II-A-2               Regular        Variable (1)             $24,262,100              February 2034
        II-X-A-2             Regular          Fixed (1)                $ 0.00                 February 2034
        II-A-3               Regular        Variable (1)             $82,546,700              February 2034
        II-X-A-3             Regular          Fixed (1)                $ 0.00                 February 2034
        III-A-1              Regular        Variable (1)             $13,851,300              February 2034
        III-X-A-1            Regular          Fixed (1)                $ 0.00                 February 2034
        IV-A-1               Regular        Variable (1)             $87,049,000              February 2034
        IV-X-A-1             Regular          Fixed (1)                $ 0.00                 February 2034
        V-A-1                Regular        Variable (1)            $150,700,000              February 2034
        M                    Regular        Variable (1)             $17,559,900              February 2034
        B-1                  Regular        Variable (1)             $14,787,400              February 2034
        B-2                  Regular        Variable (1)             $10,782,300              February 2034
        B-3                  Regular        Variable (1)             $7,393,700               February 2034
        B-4                  Regular        Variable (1)             $6,469,460               February 2034
        B-5                  Regular        Variable (1)             $2,772,400               February 2034
        B-6                  Regular        Variable (1)             $1,848,793               February 2034
Component III of the
Class R+                     Residual           -----                   -----                 February 2034


--------------------

(1) The Pass-Through Rate equals the Pass-Through Rate of the Related Class of Certificates set forth in Section 5.04(c)(iv).

+ Component III of the Class R Certificates shall be entitled to receive the applicable Residual Distribution Amount. Component III of the Class R Certificates shall not be entitled to receive any distributions of interest or principal.

         (iv)  The  Classes  of  the  Certificates   shall  have  the  following
designations, initial principal amounts and Pass-Through Rates:

         Designation           Initial Principal      Pass-Through Rate
         -----------           -----------------      ---- ------------
            I-A-1                 $47,385,100                (1)
            I-X-A-1               Notional (2)               (2)
            I-A-2                 $75,944,400                (3)
            I-X-A-2               Notional (4)               (4)
            II-A-1                $72,786,400                (5)
            II-X-A-1              Notional (6)               (6)
            II-A-2                $24,262,100                (7)
            II-X-A-2              Notional (8)               (8)
            II-A-3                $82,546,700                (9)
            II-X-A-3             Notional (10)              (10)
            III-A-1               $13,851,300               (11)
            III-X-A-1            Notional (12)              (12)
            IV-A-1                $87,049,000               (13)
            IV-X-A-1             Notional (14)              (14)
            V-A-1                 $150,700,000              (15)
            M                     $17,559,900               (16)
            B-1                   $14,787,400               (16)
            B-2                   $10,782,300               (16)
            B-3                    $7,393,700               (16)
            B-4                    $6,469,460               (16)
            B-5                    $2,772,400               (16)
            B-6                    $1,848,793               (16)
            R                         $100                  (17)

--------------------

(1) Up to and including the Distribution Date in November 2006, the Class I-A-1 Certificates will bear interest at a variable rate equal to the weighted average of the Net Rates of the Group I Loans minus 2.462%. After the Distribution Date in November 2006, the Pass-Through Rate will equal the weighted average of the Net Rates of the Group I Loans. The Pass-Through Rate with respect to the first Interest Accrual Period is expected to be approximately 2.918%.

(2) Up to and including the Distribution Date in November 2006, the Class I-X-A-1 Certificates will bear interest at a fixed rate equal to 2.462% per annum based on a Notional Amount equal to the Current Principal Amount of the Class I-A-1 Certificates. After the Distribution Date in November 2006, the Class I-X-A-1 Certificates will not bear any interest and will have a Notional Amount equal to zero.

(3) Up to and including the Distribution Date in November 2006, the Class I-A-2 Certificates will bear interest at a variable rate equal to the weighted average of the Net Rates of the Group I Loans minus 0.686%. After the Distribution Date in November 2006, the Pass-Through Rate will equal the weighted average of the Net Rates of the Group I Loans. The Pass-Through Rate with respect to the first Interest Accrual Period is expected to be approximately 4.694%.

(4) Up to and including the Distribution Date in November 2006, the Class I-X-A-2 Certificates will bear interest at a fixed rate equal to 0.686% per annum based on a Notional Amount equal to the Current Principal Amount of the Class I-A-2 Certificates. After the Distribution Date in November 2006, the Class I-X-A-2 Certificates will not bear any interest and will have a Notional Amount equal to zero.

(5) Up to and including the Distribution Date in November 2008, the Class II-A-1 Certificates will bear interest at a variable rate equal to the weighted average of the Net Rates of the Group II Loans minus 1.698%. After the Distribution Date in November 2008, the Pass-Through Rate will equal the weighted average of the Net Rates of the Group II Loans. The Pass-Through Rate with respect to the first Interest Accrual Period is expected to be approximately 3.765%.

--------------------
(6) Up to and including the Distribution Date in November 2008, the Class II-X-A-1 Certificates will bear interest at a fixed rate equal to 1.698% per annum based on a Notional Amount equal to the Current Principal Amount of the Class II-A-1 Certificates. After the Distribution Date in November 2008, the Class II-X-A-1 Certificates will not bear any interest and will have a Notional Amount equal to zero.

(7) Up to and including the Distribution Date in November 2008, the Class II-A-2 Certificates will bear interest at a variable rate equal to the weighted average of the Net Rates of the Group II Loans minus 1.716%. After the Distribution Date in November 2008, the Pass-Through Rate will equal the weighted average of the Net Rates of the Group II Loans. The Pass-Through Rate with respect to the first Interest Accrual Period is expected to be approximately 3.747%.

(8) Up to and including the Distribution Date in November 2008, the Class II-X-A-2 Certificates will bear interest at a fixed rate equal to 1.716% per annum based on a Notional Amount equal to the Current Principal Amount of the Class II-A-2 Certificates. After the Distribution Date in November 2008, the Class II-X-A-2 Certificates will not bear any interest and will have a Notional Amount equal to zero.

(9) Up to and including the Distribution Date in November 2008, the Class II-A-3 Certificates will bear interest at a variable rate equal to the weighted average of the Net Rates of the Group II Loans minus 1.189%. After the Distribution Date in November 2008, the Pass-Through Rate will equal the weighted average of the Net Rates of the Group II Loans. The Pass-Through Rate with respect to the first Interest Accrual Period is expected to be approximately 4.274%.

(10) Up to and including the Distribution Date in November 2008, the Class II-X-A-3 Certificates will bear interest at a fixed rate equal to 1.189% per annum based on a Notional Amount equal to the Current Principal Amount of the Class II-A-3 Certificates. After the Distribution Date in November 2008, the Class II-X-A-3 Certificates will not bear any interest and will have a Notional Amount equal to zero.

(11) Up to and including the Distribution Date in November 2010, the Class III-A-1 Certificates will bear interest at a variable rate equal to the weighted average of the Net Rates of the Group III Loans minus 1.142%. After the Distribution Date in November 2010, the Pass-Through Rate will equal the weighted average of the Net Rates of the Group III Loans. The Pass-Through Rate with respect to the first Interest Accrual Period is expected to be approximately 4.587%.

(12) Up to and including the Distribution Date in November 2010, the Class III-X-A-1 Certificates will bear interest at a fixed rate equal to 1.142% per annum based on a Notional Amount equal to the Current Principal Amount of the Class III-A-1 Certificates. After the Distribution Date in November 2010, the Class III-X-A-1 Certificates will not bear any interest and will have a Notional Amount equal to zero.

(13) Up to and including the Distribution Date in November 2006, the Class IV-A-1 Certificates will bear interest at a variable rate equal to the weighted average of the Net Rates of the Group IV Loans minus 1.701%. After the Distribution Date in November 2006, the Pass-Through Rate will equal the weighted average of the Net Rates of the Group IV Loans. The Pass-Through Rate with respect to the first Interest Accrual Period is expected to be approximately 3.607%.

(14) Up to and including the Distribution Date in November 2006, the Class IV-X-A-1 Certificates will bear interest at a fixed rate equal to 1.701% per annum based on a Notional Amount equal to the Current Principal Amount of the Class IV-A-1 Certificates. After the Distribution Date in November 2006, the Class IV-X-A-1 Certificates will not bear any interest and will have a Notional Amount equal to zero.

(15) The Class V-A-1 Certificates will bear interest at a variable rate equal to the weighted average of the Net Rates of the Group V Loans. The Pass-Through Rate with respect to the first Interest Accrual Period is expected to be approximately 5.479%.

(16) The Class M and Class B Certificates will bear interest at a variable rate equal to the weighted average of the Net Rate of the Mortgage Loans in each Mortgage Loan Group weighted in proportion to the results of subtracting from the aggregate principal balance of each Mortgage Loan Group, the Current Principal Balance of the related Classes of Senior Certificates. The Pass-Through Rate with respect to the first Interest Accrual Period is expected to be approximately 5.431%.

(17) The Class R Certificates will not bear interest.

         (d) Solely for purposes of Section 1.860G-1(a)(4)(iii) of the Treasury regulations, the Distribution Date immediately following the maturity date for the Mortgage Loan with the latest maturity date in the Trust Fund has been designated as the "latest possible maturity date" for the REMIC I Regular Interests, REMIC II Regular Interests, the REMIC III Regular Interests and the Certificates.

         (e) With respect to each Distribution Date, each Class of Certificates shall accrue interest during the related Interest Accrual Period. With respect to each Distribution Date and each such Class of Certificates (other than the Class R Certificates), interest shall be calculated, on the basis of a 360-day year comprised of twelve 30-day months, based upon the respective Pass-Through Rate set forth, or determined as provided, above and the Current Principal Amount (or Notional Amount in the case of the Interest Only Certificates) of such Class applicable to such Distribution Date.

         (f) The Certificates shall be substantially in the forms set forth in Exhibits A-1, A-2, A-3 and A-4. On original issuance, the Trustee shall sign, countersign and shall deliver them at the direction of the Depositor. Pending the preparation of definitive Certificates of any Class, the Trustee may sign and countersign temporary Certificates that are printed, lithographed or typewritten, in authorized denominations for Certificates of such Class, substantially of the tenor of the definitive Certificates in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers or authorized signatories executing such Certificates may determine, as evidenced by their execution of such Certificates. If temporary Certificates are issued, the Depositor will cause definitive Certificates to be prepared without unreasonable delay. After the preparation of definitive Certificates, the temporary Certificates shall be exchangeable for definitive Certificates upon surrender of the temporary
Certificates at the office of the Trustee, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Certificates, the Trustee shall sign and countersign and deliver in exchange therefor a like aggregate principal amount, in authorized denominations for such Class, of definitive Certificates of the same Class. Until so exchanged, such temporary Certificates shall in all respects be entitled to the same benefits as definitive Certificates.

         (g) Each Class of Book-Entry Certificates will be registered as a single Certificate of such Class held by a nominee of the Depository or the DTC Custodian, and beneficial interests will be held by investors through the book-entry facilities of the Depository in minimum denominations of (i) in the case of the Senior Certificates (other than the Residual Certificates), $1,000 and in each case increments of $1.00 in excess thereof, and (ii) in the case of the Offered Subordinate Certificates, $25,000 and increments of $1.00 in excess thereof, except that one Certificate of each such Class may be issued in a different amount so that the sum of the denominations of all outstanding
Certificates of such Class shall equal the Current Principal Amount of such Class on the Closing Date. On the Closing Date, the Trustee shall execute and countersign Physical Certificates all in an aggregate principal amount that shall equal the Current Principal Amount of such Class on the Closing Date. The Private Certificates shall be issued in certificated fully-registered form in minimum dollar denominations of $25,000 and integral multiples of $1.00 in excess thereof, except that one Private Certificate of each Class may be issued in a different amount so that the sum of the denominations of all outstanding Private Certificates of such Class shall equal the Current Principal Amount of such Class on the Closing Date. The Residual Certificates shall each be issued in certificated fully-registered form in the denomination of $100. Each Class of Global Certificates, if any, shall be issued in fully registered form in minimum dollar denominations of $50,000 and integral multiples of $1.00 in excess thereof, except that one Certificate of each Class may be in a different denomination so that the sum of the denominations of all outstanding Certificates of such Class shall equal the Current Principal Amount of such Class on the Closing Date. On the Closing Date, the Trustee shall execute and countersign (i) in the case of each Class of Offered Certificates, the Certificate in the entire Current Principal Amount of the respective Class and (ii) in the case of each Class of Private Certificates, Individual Certificates all in an aggregate principal amount that shall equal the Current Principal Amount of each such respective Class on the Closing Date. The Certificates referred to in clause (i) and if at any time there are to be Global Certificates, the Global Certificates shall be delivered by the Depositor to the Depository or pursuant to the Depository's instructions, shall be delivered by the Depositor on behalf of the Depository to and deposited with the DTC Custodian. The Trustee shall sign the Certificates by facsimile or manual signature and countersign them by manual signature on behalf of the Trustee by one or more authorized signatories, each of whom shall be Responsible Officers of the Trustee or its agent. A Certificate bearing the manual and facsimile signatures of individuals who were the authorized signatories of the Trustee or its agent at the time of issuance shall bind the Trustee, notwithstanding that such individuals or any of them have ceased to hold such positions prior to the delivery of such Certificate.

         (h) No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless there appears on such Certificate the manually executed countersignature of the Trustee or its agent, and such countersignature upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly executed and delivered hereunder. All Certificates issued on the Closing Date shall be dated the Closing Date. All Certificates issued thereafter shall be dated the date of their countersignature.

         (i) The Closing Date is hereby designated as the "startup" day of each 2004-1 REMIC within the meaning of Section 860G(a)(9) of the Code.

         (j) For federal income tax purposes, each 2004-1 REMIC shall have a tax year that is a calendar year and shall report income on an accrual basis.

         (k) The Trustee on behalf of the Trust shall cause each 2004-1 REMIC to timely elect to be treated as a REMIC under Section 860D of the Code. Any inconsistencies or ambiguities in this Agreement or in the administration of any Trust established hereby shall be resolved in a manner that preserves the validity of such elections.

         (l) The following legend shall be placed on the Residual Certificates, whether upon original issuance or upon issuance of any other Certificate of any such Class in exchange therefor or upon transfer thereof:

         ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE MAY BE MADE ONLY IF THE PROPOSED TRANSFEREE PROVIDES A TRANSFER AFFIDAVIT TO THE MASTER SERVICER AND THE TRUSTEE THAT (1) SUCH TRANSFEREE IS NOT (A) THE UNITED STATES, ANY STATE OR POLITICAL SUBDIVISION THEREOF, ANY POSSESSION OF THE UNITED

         STATES, OR ANY AGENCY OR INSTRUMENTALITY OF ANY OF THE FOREGOING (OTHER THAN AN INSTRUMENTALITY WHICH IS A CORPORATION IF ALL OF ITS ACTIVITIES ARE SUBJECT TO TAX AND EXCEPT FOR FREDDIE MAC, A MAJORITY OF ITS BOARD OF DIRECTORS IS NOT SELECTED BY SUCH GOVERNMENTAL UNIT), (B) A FOREIGN GOVERNMENT, ANY INTERNATIONAL ORGANIZATION, OR ANY AGENCY OR INSTRUMENTALITY OF EITHER OF THE FOREGOING, (C) ANY ORGANIZATION (OTHER THAN CERTAIN FARMERS' COOPERATIVES DESCRIBED IN SECTION 521 OF THE
         CODE) WHICH IS EXEMPT FROM THE TAX IMPOSED BY CHAPTER 1 OF THE CODE UNLESS SUCH ORGANIZATION IS SUBJECT TO THE TAX IMPOSED BY SECTION 511 OF THE CODE (INCLUDING THE TAX IMPOSED BY SECTION 511 OF THE CODE ON UNRELATED BUSINESS TAXABLE INCOME), (D) RURAL ELECTRIC AND TELEPHONE COOPERATIVES DESCRIBED IN SECTION 1381(a)(2)(C) OF THE CODE, (E) AN ELECTING LARGE PARTNERSHIP UNDER SECTION 775(a) OF THE CODE (ANY SUCH PERSON DESCRIBED IN THE FOREGOING CLAUSES (A), (B), (C), (D) OR (E) BEING HEREIN REFERRED TO AS A "DISQUALIFIED ORGANIZATION"), OR (F) AN AGENT OF A DISQUALIFIED ORGANIZATION, (2) NO PURPOSE OF SUCH TRANSFER IS TO IMPEDE THE ASSESSMENT OR COLLECTION OF TAX AND (3) SUCH TRANSFEREE SATISFIES CERTAIN ADDITIONAL CONDITIONS RELATING TO THE FINANCIAL CONDITION OF THE PROPOSED TRANSFEREE. NOTWITHSTANDING THE REGISTRATION IN THE CERTIFICATE REGISTER OR ANY TRANSFER, SALE OR OTHER DISPOSITION OF THIS CERTIFICATE TO A DISQUALIFIED ORGANIZATION OR AN AGENT OF A DISQUALIFIED ORGANIZATION, SUCH REGISTRATION SHALL BE DEEMED TO BE OF NO LEGAL FORCE OR EFFECT WHATSOEVER AND SUCH PERSON SHALL NOT BE DEEMED TO BE A CERTIFICATEHOLDER FOR ANY PURPOSE HEREUNDER, INCLUDING, BUT NOT LIMITED TO, THE RECEIPT OF DISTRIBUTIONS ON THIS CERTIFICATE. EACH HOLDER OF THIS CERTIFICATE BY ACCEPTANCE OF THIS CERTIFICATE SHALL BE DEEMED TO HAVE CONSENTED TO THE PROVISIONS OF THIS PARAGRAPH.

         Section 5.02 Registration of Transfer and Exchange of Certificates. (a)
                      -----------------------------------------------------
The Trustee shall maintain at its Corporate Trust Office a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Trustee shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided.

         (b) Subject to Section 5.01(a) and, in the case of any Global Certificate or Physical Certificate upon the satisfaction of the conditions set forth below, upon surrender for registration of transfer of any Certificate at any office or agency of the Trustee maintained for such purpose, the Trustee shall sign, countersign and shall deliver, in the name of the designated transferee or transferees, a new Certificate of a like Class and aggregate Fractional Undivided Interest, but bearing a different number.

         (c) By acceptance of a Private Certificate or a Residual Certificate, whether upon original issuance or subsequent transfer, each holder of such Certificate acknowledges the restrictions on the transfer of such Certificate set forth in the Securities Legend and agrees that it will transfer such a Certificate only as provided herein. In addition to the provisions of Section 5.02(h), the following restrictions shall apply with respect to the transfer and registration of transfer of an Private Certificate or a Residual Certificate to a transferee that takes delivery in the form of an Individual Certificate:

             (i) The Trustee shall register the transfer of an Individual Certificate if the requested transfer is being made to a transferee who has provided the Trustee with a Rule 144A Certificate or comparable evidence as to its QIB status.

             (ii) The Trustee shall register the transfer of any Individual Certificate if (x) the transferor has advised the Trustee in writing that the Certificate is being transferred to an Institutional Accredited Investor along with facts surrounding the transfer as set forth in Exhibit F-1 hereto; and (y) prior to the transfer the transferee furnishes to the Trustee an Investment Letter (and the Trustee shall be fully protected in so doing), provided that, if based upon an Opinion of Counsel addressed to the Trustee to the effect that the delivery of (x) and (y) above are not sufficient to confirm that the proposed transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and other applicable laws, the Trustee shall as a condition of the registration of any such transfer require the transferor to furnish such other certifications, legal opinions or other information prior to registering the transfer of an Individual Certificate as shall be set forth in such Opinion of Counsel.

         (d) So long as a Global Certificate of such Class is outstanding and is held by or on behalf of the Depository, transfers of beneficial interests in such Global Certificate, or transfers by holders of Individual Certificates of such Class to transferees that take delivery in the form of beneficial interests in the Global Certificate, may be made only in accordance with Section 5.02(h), the rules of the Depository and the following:

             (i) In the case of a beneficial interest in the Global Certificate being transferred to an Institutional Accredited Investor, such transferee shall be required to take delivery in the form of an Individual Certificate or Certificates and the Trustee shall register such transfer only upon compliance with the provisions of Section 5.02(c)(ii).

             (ii) In the case of a beneficial interest in a Class of Global Certificates being transferred to a transferee that takes delivery in the form of an Individual Certificate or Certificates of such Class, except as set forth in clause (i) above, the Trustee shall register such transfer only upon compliance with the provisions of Section 5.02(c)(i).

             (iii) In the case of an Individual Certificate of a Class being transferred to a transferee that takes delivery in the form of a beneficial interest in a Global Certificate of such Class, the Trustee shall register such transfer if the transferee has provided the Trustee with a Rule 144A Certificate or comparable evidence as to its QIB status.

             (iv) No restrictions shall apply with respect to the transfer or registration of transfer of a beneficial interest in the Global Certificate of a Class to a transferee that takes delivery in the form of a beneficial interest in the Global Certificate of such Class; provided that each such transferee shall be deemed to have made such representations and warranties contained in the Rule 144A Certificate as are sufficient to establish that it is a QIB.

         (e) Subject to Section 5.02(h), an exchange of a beneficial interest in a Global Certificate of a Class for an Individual Certificate or Certificates of such Class, an exchange of an Individual Certificate or Certificates of a Class for a beneficial interest in the Global Certificate of such Class and an exchange of an Individual Certificate or Certificates of a Class for another Individual Certificate or Certificates of such Class (in each case, whether or not such exchange is made in anticipation of subsequent transfer, and, in the case of the Global Certificate of such Class, so long as such Certificate is outstanding and is held by or on behalf of the Depository) may be made only in accordance with Section 5.02(h), the rules of the Depository and the following:

             (i) A holder of a beneficial interest in a Global Certificate of a Class may at any time exchange such beneficial interest for an Individual Certificate or Certificates of such Class.

             (ii) A holder of an Individual Certificate or Certificates of a Class may exchange such Certificate or Certificates for a beneficial interest in the Global Certificate of such Class if such holder furnishes to the Trustee a Rule 144A Certificate or comparable evidence as to its QIB status.

             (iii) A holder of an Individual Certificate of a Class may exchange such Certificate for an equal aggregate principal amount of Individual Certificates of such Class in different authorized denominations without any certification.

         (f) (i) Upon acceptance for exchange or transfer of an Individual Certificate of a Class for a beneficial interest in a Global Certificate of such Class as provided herein, the Trustee shall cancel such Individual Certificate and shall (or shall request the Depository to) endorse on the schedule affixed to the applicable Global Certificate (or on a continuation of such schedule affixed to the Global Certificate and made a part thereof) or otherwise make in its books and records an appropriate notation evidencing the date of such exchange or transfer and an increase in the certificate balance of the Global Certificate equal to the certificate balance of such Individual Certificate exchanged or transferred therefor.

             (ii) Upon acceptance for exchange or transfer of a beneficial interest in a Global Certificate of a Class for an Individual Certificate of such Class as provided herein, the Trustee shall (or shall request the Depository to) endorse on the schedule affixed to such Global Certificate (or on a continuation of such schedule affixed to such Global Certificate and made a part thereof) or otherwise make in its books and records an appropriate notation evidencing the date of such exchange or transfer and a decrease in the certificate balance of such Global Certificate equal to the certificate balance of such Individual Certificate issued in exchange therefor or upon transfer thereof.

         (g) The Securities Legend shall be placed on any Individual Certificate issued in exchange for or upon transfer of another Individual Certificate or of a beneficial interest in a Global Certificate.

         (h) Subject to the restrictions on transfer and exchange set forth in this Section 5.02, the holder of any Individual Certificate may transfer or exchange the same in whole or in part (in an initial certificate balance equal to the minimum authorized denomination set forth in Section 5.01(g) or any integral multiple of $1.00 in excess thereof) by surrendering such Certificate at the Corporate Trust Office, or at the office of any transfer agent, together with an executed instrument of assignment and transfer satisfactory in form and substance to the Trustee in the case of transfer and a written request for exchange in the case of exchange. The holder of a beneficial interest in a Global Certificate may, subject to the rules and procedures of the Depository, cause the Depository (or its nominee) to notify the Trustee in writing of a request for transfer or exchange of such beneficial interest for an Individual Certificate or Certificates. Following a proper request for transfer or exchange, the Trustee shall, within five Business Days of such request made at the Corporate Trust Office, sign, countersign and deliver at the Corporate Trust Office, to the transferee (in the case of transfer) or holder (in the case of exchange) or send by first class mail at the risk of the transferee (in the case of transfer) or holder (in the case of exchange) to such address as the transferee or holder, as applicable, may request, an Individual Certificate or Certificates, as the case may require, for a like aggregate Fractional Undivided Interest and in such authorized denomination or denominations as may be requested. The presentation for transfer or exchange of any Individual Certificate shall not be valid unless made at the Corporate Trust Office by the registered holder in person, or by a duly authorized attorney-in-fact.

         (i) At the option of the Certificateholders, Certificates may be exchanged for other Certificates of authorized denominations of a like Class and aggregate Fractional Undivided Interest, upon surrender of the Certificates to be exchanged at the Corporate Trust Office; provided, however, that no Certificate may be exchanged for new Certificates unless the original Fractional Undivided Interest represented by each such new Certificate (i) is at least equal to the minimum authorized denomination or (ii) is acceptable to the Depositor as indicated to the Trustee in writing. Whenever any Certificates are so surrendered for exchange, the Trustee shall sign and countersign and the Trustee shall deliver the Certificates which the Certificateholder making the exchange is entitled to receive.

         (j) If the Trustee so requires, every Certificate presented or surrendered for transfer or exchange shall be duly endorsed by, or be accompanied by a written instrument of transfer, with a signature guarantee, in form satisfactory to the Trustee, duly executed by the holder thereof or his or her attorney duly authorized in writing.

         (k) No service charge shall be made for any transfer or exchange of Certificates, but the Trustee may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

         (l) The Trustee shall cancel all Certificates surrendered for transfer or exchange but shall retain such Certificates in accordance with its standard retention policy or for such further time as is required by the record retention requirements of the Securities Exchange Act of 1934, as amended, and thereafter may destroy such Certificates.

         Section 5.03 Mutilated,  Destroyed, Lost or Stolen Certificates. (a) If
                      --------------------------------------------------
(i) any mutilated Certificate is surrendered to the Trustee, or the Trustee receives evidence to its satisfaction of the destruction, loss or theft of any Certificate, and (ii) there is delivered to the Trustee such security or indemnity as it may require to save it harmless, and (iii) the Trustee has not received notice that such Certificate has been acquired by a third Person, the Trustee shall sign, countersign and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like tenor and Fractional Undivided Interest but in each case bearing a different number. The mutilated, destroyed, lost or stolen Certificate shall thereupon be canceled of record by the Trustee and shall be of no further effect and evidence no rights.

         (b) Upon the issuance of any new Certificate under this Section 5.03, the Trustee may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith. Any duplicate Certificate issued pursuant to this Section 5.03 shall constitute complete and indefeasible evidence of ownership in the Trust Fund, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

         Section 5.04 Persons  Deemed  Owners.  Prior to due  presentation  of a
                      -----------------------
Certificate for registration of transfer, the Depositor, the Trustee and any agent of the Depositor or the Trustee may treat the Person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions pursuant to Section 6.01 and for all other purposes whatsoever. Neither the Depositor, the Trustee nor any agent of the Depositor or the Trustee shall be affected by notice to the contrary. No Certificate shall be deemed duly presented for a transfer effective on any Record Date unless the Certificate to be transferred is presented no later than the close of business on the third Business Day preceding such Record Date.

         Section  5.05  Transfer  Restrictions  on  Residual  Certificates.  (a)
                        --------------------------------------------------
Residual Certificates, or interests therein, may not be transferred without the prior express written consent of the Tax Matters Person and the Seller, which cannot be unreasonably withheld. As a prerequisite to such consent, the proposed transferee must provide the Tax Matters Person, the Seller and the Trustee with an affidavit that the proposed transferee is a Permitted Transferee (and, unless the Tax Matters Person and the Seller consent to the transfer to a person who is not a U.S. Person, an affidavit that it is a U.S. Person) as provided in Section 5.05(b).

         (b) No transfer, sale or other disposition of a Residual Certificate (including a beneficial interest therein) may be made unless, prior to the transfer, sale or other disposition of a Residual Certificate, the proposed transferee (including the initial purchasers thereof) delivers to the Tax Matters Person, the Trustee and the Depositor an affidavit in the form attached hereto as Exhibit E stating, among other things, that as of the date of such transfer (i) such transferee is a Permitted Transferee and that (ii) such transferee is not acquiring such Residual Certificate for the account of any person who is not a Permitted Transferee. The Tax Matters Person shall not consent to a transfer of a Residual Certificate if it has actual knowledge that any statement made in the affidavit issued pursuant to the preceding sentence is not true. Notwithstanding any transfer, sale or other disposition of a Residual Certificate to any Person who is not a Permitted Transferee, such transfer, sale or other disposition shall be deemed to be of no legal force or effect whatsoever and such Person shall not be deemed to be a Holder of a Residual Certificate for any purpose hereunder, including, but not limited to, the receipt of distributions thereon. If any purported transfer shall be in violation of the provisions of this Section 5.05(b), then the


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

prior Holder thereof shall, upon discovery that the transfer of such Residual Certificate was not in fact permitted by this Section 5.05(b), be restored to all rights as a Holder thereof retroactive to the date of the purported transfer. None of the Trustee, the Tax Matters Person or the Depositor shall be under any liability to any Person for any registration or transfer of a Residual Certificate that is not permitted by this Section 5.05(b) or for making payments due on such Residual Certificate to the purported Holder thereof or taking any other action with respect to such purported Holder under the provisions of this Agreement so long as the written affidavit referred to above was received with respect to such transfer, and the Tax Matters Person, the Trustee and the Depositor, as applicable, had no knowledge that it was untrue. The prior Holder shall be entitled to recover from any purported Holder of a Residual Certificate that was in fact not a permitted transferee under this Section 5.05(b) at the time it became a Holder all payments made on such Residual Certificate. Each Holder of a Residual Certificate, by acceptance thereof, shall be deemed for all purposes to have consented to the provisions of this Section 5.05(b) and to any amendment of this Agreement deemed necessary (whether as a result of new legislation or otherwise) by counsel of the Tax Matters Person or the Depositor to ensure that the Residual Certificates are not transferred to any Person who is not a Permitted Transferee and that any transfer of such Residual Certificates will not cause the imposition of a tax upon the Trust or cause any REMIC to fail to qualify as a REMIC.

         (c) Unless the Tax Matters Person shall have consented in writing (which consent may be withheld in the Tax Matters Person's sole discretion), the Residual Certificates (including a beneficial interest therein) may not be purchased by or transferred to any person who is not a United States Person.

         (d) By accepting a Residual Certificate, the purchaser thereof agrees to be a Tax Matters Person if it is the Holder of the largest percentage interest of such Certificate, and appoints the Securities Administrator to act as its agent with respect to all matters concerning the tax obligations of the Trust.

         Section 5.06 Restrictions on  Transferability  of Certificates.  (a) No
                      -------------------------------------------------
offer, sale, transfer or other disposition (including pledge) of any Certificate shall be made by any Holder thereof unless registered under the Securities Act, or an exemption from the registration requirements of the Securities Act and any applicable state securities or "Blue Sky" laws is available and the prospective transferee (other than the Depositor) of such Certificate signs and delivers to the Trustee an Investment Letter, if the transferee is an Institutional Accredited Investor, in the form set forth as Exhibit F-l hereto, or a Rule 144A Certificate, if the transferee is a QIB, in the form set forth as Exhibit F-2 hereto. Notwithstanding the provisions of the immediately preceding sentence, no restrictions shall apply with respect to the transfer or registration of transfer of a beneficial interest in any Certificate that is a Global Certificate of a Class to a transferee that takes delivery in the form of a beneficial interest in the Global Certificate of such Class provided that each such transferee shall be deemed to have made such representations and warranties contained in the Rule 144A Certificate as are sufficient to establish that it is a QIB. In the case of a proposed transfer of any Certificate to a transferee other than a QIB, the Trustee may require an Opinion of Counsel addressed to the Trustee that such transaction is exempt from the registration requirements of the Securities Act. The cost of such opinion shall not be an expense of the Trustee or the Trust Fund.


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

         (b) The Private Certificates shall each bear a Securities Legend.

         Section  5.07 ERISA  Restrictions.  (a)  Subject to the  provisions  of
                       -------------------
subsection (b), no Residual Certificates or Private Certificates may be acquired directly or indirectly by, or on behalf of, an employee benefit plan or other retirement arrangement (a "Plan") that is subject to Title I of ERISA or Section 4975 of the Code, or by a person using "plan assets" of a Plan, unless the proposed transferee provides the Trustee, with an Opinion of Counsel addressed to the Trustee, the Master Servicer and the Securities Administrator (upon which they may rely) that is satisfactory to the Trustee, which opinion will not be at the expense of the Trustee, the Master Servicer or the Securities Administrator, that the purchase of such Certificates by or on behalf of such Plan is permissible under applicable law, will not constitute or result in a nonexempt prohibited transaction under ERISA or Section 4975 of the Code and will not subject the Depositor, the Master Servicer, the Securities Administrator or the Trustee to any obligation in addition to those undertaken in the Agreement.

         (b) Unless such Person has provided an Opinion of Counsel in accordance with Section 5.07(a), any Person acquiring an interest in a Global Certificate which is a Private Certificate, by acquisition of such Certificate, shall be deemed to have represented to the Trustee, and any Person acquiring an interest in a Private Certificate in definitive form shall represent in writing to the Trustee, that it is not acquiring an interest in such Certificate directly or indirectly by, or on behalf of, or with "plan assets" of, an employee benefit plan or other retirement arrangement which is subject to Title I of ERISA and/or
Section 4975 of the Code.

         (c) Each beneficial owner of a Class M, Class B-1, Class B-2 or Class B-3 Certificate or any interest therein shall be deemed to have represented, by virtue of its acquisition or holding of that certificate or any interest therein shall be deemed to have represented, by virtue of its acquisition or holding of that certificate or interest therein, that either (i) such Certificate is rated at least "BBB-" or its equivalent by Fitch, S&P or Moody's, (ii) such beneficial owner is not a Plan or investing with "plan assets" of any Plan, or (iii) (1) it is an insurance company, (2) the source of funds used to acquire or hold the certificate or interest therein is an "insurance company general account," as such term is defined in Prohibited Transaction Class Exemption ("PTCE") 95-60, and (3) the conditions in Sections I and III of PTCE 95-60 have been satisfied.

         (d) None of the Trustee, the Master Servicer nor the Securities Administrator will be required to monitor, determine or inquire as to compliance with the transfer restrictions with respect to the Global Certificates. Any attempted or purported transfer of any Certificate in violation of the provisions of Section s (a), (b) or (c) above shall be void ab initio and such Certificate shall be considered to have been held continuously by the prior permitted Certificateholder. Any transferor of any Certificate in violation of such provisions, shall indemnify and hold harmless the Trustee, the Securities Administrator and the Master Servicer from and against any and all liabilities, claims, costs or expenses incurred by the Trustee, the Securities Administrator or the Master Servicer as a result of such attempted or purported transfer. The Trustee shall have no liability for transfer of any such Global Certificates in or through book-entry facilities of any Depository or between or among Depository Participants or Certificate Owners made in violation of the transfer restrictions set forth herein.

         Section  5.08  Rule  144A  Information.  For so  long  as  any  Private
                        -----------------------
Certificates are outstanding, (1) the Seller will provide or cause to be provided to any holder of such Private Certificates and any prospective purchaser thereof designated by such a holder, upon the request of such holder or prospective purchaser, the information required to be provided to such holder or prospective purchaser by Rule 144A(d)(4) under the Securities Act; and (2) the Seller shall update such information from time to time in order to prevent such information from becoming false and misleading and will take such other actions as are necessary to ensure that the safe harbor exemption from the registration requirements of the Securities Act under Rule 144A is and will be available for resales of such Private Certificates conducted in accordance with Rule 144A.

                                   ARTICLE VI
                         Payments to Certificateholders

         Section  6.01  Distributions  on the  Certificates.  (a)  Interest  and
                        -----------------------------------
principal (as applicable) on the Certificates (other than the Class R Certificates) of each Certificate Group will be distributed monthly on each Distribution Date, commencing in March 2004, in an amount equal to the Available Funds for the related Loan Group on deposit in the Distribution Account for such Distribution Date. In addition, on the Distribution Date occurring in March 2004, the Class R Deposit will be distributed to the Holder of the Class R Certificates in reduction of the Current Principal Amount thereof. On each Distribution Date, the Available Funds for each Loan Group on deposit in the Distribution Account shall be distributed as follows:

                           (A) on each Distribution Date, the Available Funds for Loan Group I will be distributed to the Group I Certificates as follows:

                                    first,  to the Class I-A-1,  Class  I-X-A-1,
                                    Class I-A-2 and Class I-X-A-2  Certificates,
                                    the  Accrued  Certificate  Interest  on such
                                    Classes  for  such  Distribution  Date,  pro
                                    rata,  based  on  the  Accrued   Certificate
                                    Interest owed to each such Class;

                                    second,  to the Class I-A-1,  Class I-X-A-1,
                                    Class I-A-2 and Class I-X-A-2  Certificates,
                                    any  Accrued  Certificate  Interest  thereon
                                    remaining    undistributed   from   previous
                                    Distribution Dates, pro rata, based on the undistributed Accrued Certificate Interest owed to each such Class, to the extent of remaining Available Funds for Loan Group I;

                                    third,  to the Class  I-A-1 and Class  I-A-2
                                    Certificates,  in  reduction  of the Current
                                    Principal Amount thereof, the Senior Optimal
                                    Principal Amount with respect to the Group I
                                    Certificates for such Distribution Date, pro
                                    rata,  based  on  their  respective  Current
                                    Principal   Amounts,   to  the   extent   of
                                    remaining Available Funds for Loan Group I, until the Current Principal Amount of each such Class has been reduced to zero.

                           (B) on each Distribution Date, the Available Funds for Loan Group II will be distributed to the Group II Certificates as follows:

                                    first, to the Class II-A-1,  Class II-X-A-1,
                                    Class II-A-2, Class II-X-A-2, Class II-A-3 and Class II-X-A-3 Certificates, the Accrued Certificate Interest on such Classes for such Distribution Date, pro rata, based on the Accrued Certificate Interest owed to each such Class;

                                    second, to the Class II-A-1, Class II-X-A-1,
                                    Class II-A-2, Class II-X-A-2, Class II-A-3 and Class II-X-A-3 Certificates, any

                                    Accrued    Certificate    Interest   thereon
                                    remaining    undistributed   from   previous
                                    Distribution Dates, pro rata, based on the undistributed Accrued Certificate Interest owed to each such Class, to the extent of remaining Available Funds for Loan Group II; and

                                    third, to the Class II-A-1, Class II-A-2 and
                                    Class II-A-3  Certificates,  in reduction of
                                    the Current  Principal  Amount thereof,  the
                                    Senior Optimal Principal Amount with respect
                                    to  the  Group  II  Certificates   for  such
                                    Distribution Date, pro rata, based on their respective Current Principal Amounts, to the extent of remaining Available Funds for Loan Group II, until the Current Principal Amount of each such Class has been reduced to zero.

                           (C) on each Distribution Date, the Available Funds for Loan Group III will be distributed to the Group III Certificates as follows:

                                    first, to the Class III-A-1 Certificates and Class III-X-A-1 Certificates, the Accrued Certificate Interest on such Classes for such Distribution Date, pro rata, based on the Accrued Certificate Interest owed to each such Class;

                                    second,  to the Class  III-A-1  Certificates
                                    and  Class   III-X-A-1   Certificates,   any
                                    Accrued    Certificate    Interest   thereon
                                    remaining    undistributed   from   previous
                                    Distribution Dates, pro rata, based on the undistributed Accrued Certificate Interest owed to each such Class, to the extent of remaining Available Funds for Loan Group III; and

                                    third,  to the Class III-A-1  Certificates ,
                                    in reduction of the Current Principal Amount
                                    thereof, the Senior Optimal Principal Amount
                                    with   respect   to   the   Class    III-A-1
                                    Certificates for such Distribution Date, to the extent of remaining Available Funds for Loan Group III, until the Current Principal Amount of such Class has been reduced to zero.

                           (D) on each Distribution Date, the Available Funds for Loan Group IV will be distributed to the Group IV Certificates as follows:

                                    first, to the Class IV-A-1 Certificates and Class IV-X-A-1 Certificates, the Accrued Certificate Interest on such Classes for such Distribution Date, pro rata, based on the Accrued Certificate Interest owed to each such Class;

                                    second, to the Class IV-A-1 Certificates and
                                    Class  IV-X-A-1  Certificates,  any  Accrued
                                    Certificate   Interest   thereon   remaining
                                    undistributed  from  previous   Distribution
                                    Dates, pro rata, based on the  undistributed
                                    Accrued Certificate Interest owed to each such


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

                                    Class, to the extent of remaining  Available
                                    Funds for Loan Group IV; and

                                    third, to the Class IV-A-1 Certificates, in reduction of the Current Principal Amount thereof, the Senior Optimal Principal Amount with respect to the Class IV-A Certificates for such Distribution Date, to the extent of remaining Available Funds for Loan Group IV, until the Current Principal Amount of such Class has been reduced to zero.

                           (E) on each Distribution Date, the Available Funds for Loan Group V will be distributed to the Group V Certificates as follows:

                                    first, to the Class V-A-1 Certificates, the Accrued Certificate Interest on such Class for such Distribution Date;

                                    second, to the Class V-A-1 Certificates, any
                                    Accrued    Certificate    Interest   thereon
                                    remaining    undistributed   from   previous
                                    Distribution   Dates,   to  the   extent  of
                                    remaining  Available Funds for Loan Group V;
                                    and

                                    third, to the Class V-A-1 Certificates, in reduction of the Current Principal Amount thereof, the Senior Optimal Principal Amount with respect to the Group V Certificates for such Distribution Date, to the extent of remaining Available Funds for Loan Group V, until the Current Principal Amount of such Class has been reduced to zero.

                           (F) Except as provided in clauses (G) and (H) below, on each Distribution Date on or prior to the Cross-Over Date, an amount equal to the sum of any remaining Available Funds for all Loan Groups after the distributions in clauses (A) through (E) above will be distributed sequentially, in the following order, to the Class M, Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates, in each case up to an amount equal to and in the following order: (a) the Accrued Certificate Interest thereon for such Distribution Date, (b) any Accrued Certificate Interest thereon remaining undistributed from previous Distribution Dates and (c) such Class's Allocable Share for such Distribution Date, in each case, to the extent of remaining Available Funds for all Loan Groups.

                           (G) On each Distribution Date prior to the Cross-Over Date, but after the reduction of the aggregate Current Principal Amount of all of the classes of any of the Group I, Group II, Group III, Group IV or Group V Certificates to zero, the remaining Certificate Groups (other than the Interest Only Certificates) will be entitled to receive in reduction of their Current Principal Amounts, pro rata based upon aggregate Current

                           Principal Amount of the Senior Certificates in each Certificate Group immediately prior to such
                           Distribution  Date,  in  addition  to  any  Principal
                           Prepayments related to such remaining Senior Certificates' respective Loan Group allocated to such Senior Certificates, 100% of the Principal Prepayments on any Mortgage Loan in the Loan Group relating to the fully paid Certificate Group. Such amounts allocated to Senior Certificates shall be treated as part of the Available Funds for the related Loan Group and distributed as part of the related Senior Optimal Distribution Amount in accordance with priority third in clauses (A) through
                           (E) above, as applicable, in reduction of the Current Principal Amounts thereof. Notwithstanding the foregoing, if (i) the weighted average of the Subordinate Percentages on such Distribution Date equals or exceeds two times the initial weighted average of the Subordinate Percentages and (ii) the aggregate Scheduled Principal Balance of the Mortgage Loans delinquent 60 days or more (including for this purpose any such Mortgage Loans in foreclosure and Mortgage Loans with respect to which the related Mortgaged Property has been acquired by the Trust), averaged over the last six months, as a percentage of the aggregate Current Principal Amount of the Subordinate Certificates does not exceed 100%, then the additional allocation of Principal Prepayments to the Certificates in accordance with this clause (G) will not be made and 100% of the Principal Prepayments on any Mortgage Loan in the Loan Group relating to the fully paid Certificate Group will be allocated to the Subordinate Certificates.

                           (H) For any Undercollateralized Certificate Group on any Distribution Date prior to the Cross-Over Date,
                           (i) 100% of amounts otherwise allocable to the Subordinate Certificates in respect of principal will be distributed to the Senior Certificates of such Undercollateralized Certificate Group in reduction of the Current Principal Amounts thereof, until the aggregate Current Principal Amount of such Senior Certificates is an amount equal to the aggregate Scheduled Principal Balance of the Mortgage Loans in the related Loan Group and (ii) the Accrued Certificate Interest otherwise allocable to the Subordinate Certificates on such Distribution Date will be reduced and distributed to such Senior Certificates, to the extent of any amount due and unpaid on such Senior Certificates, in an amount equal to one month's interest at a rate equal to the related Pass-Through Rate for such Distribution Date on the related Undercollateralized Amount. Any such reduction in the Accrued Certificate Interest on the Subordinate Certificates will be allocated in reverse order of the Class B Certificates numerical designations, commencing with the Class B-6 Certificates and then to the Class M Certificates. If there exists more than one Undercollateralized Certificate Group on a Distribution Date, amounts distributable to such Undercollateralized Certificate Groups pursuant to this clause will be allocated between such Undercollateralized Certificate Groups, pro rata, based upon their respective Undercollateralized Amounts.


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

                           (I) If, after distributions have been made pursuant to priorities first and second of clauses (a)(A),
                           (B), (C), (D) and (E) above on any Distribution Date, the remaining Available Funds for any Loan Group is less than the Senior Optimal Principal Amount for that Loan Group, the Senior Optimal Principal Amount for such Loan Group shall be reduced by that amount, and the remaining Available Funds for such Loan Group will be distributed as principal among the related Classes of Senior Certificates, pro rata based on their respective Current Principal Amounts.

                           (J) On each Distribution Date, any Available Funds remaining after payment of interest and principal to the Classes of Certificates entitled thereto, will be distributed to the Class R Certificates; provided that if on any Distribution Date there are any Available Funds for any Loan Group remaining after payment of interest and principal to a Class or
                           Classes of Certificates entitled thereto, such amounts will be distributed to the other Classes of Senior Certificates, pro rata, based upon their Current Principal Amounts, until all amounts due to all Classes of Senior Certificates have been paid in full, before any Available Funds are distributed in accordance with this clause to the Class R Certificates.

         (b) No Accrued Certificate Interest will be payable with respect to any Class of Certificates after the Distribution Date on which the Current Principal Amount of such Certificate has been reduced to zero.

         (c) If on any Distribution Date the Available Funds for the Senior Certificates in any Certificate Group is less than the Accrued Certificate Interest on the related Senior Certificates for such Distribution Date prior to reduction for Net Interest Shortfalls and the interest portion of Realized Losses, the shortfall will be allocated among the holders of each Class of Senior Certificates in such Certificate Group in proportion to the respective amounts of Accrued Certificate Interest that would have been allocated thereto in the absence of such Net Interest Shortfalls and/or Realized Losses for such Distribution Date. In addition, the amount of any interest shortfalls will constitute unpaid Accrued Certificate Interest and will be distributable to holders of the Certificates of the related Classes entitled to such amounts on subsequent Distribution Dates, to the extent of the applicable Available Funds after current interest distributions as required herein. Any such amounts so carried forward will not bear interest. Shortfalls in interest payments will not be offset by a reduction in the servicing compensation of the Master Servicer or otherwise, except to the extent of applicable Compensating Interest Payments.

         (d) The expenses and fees of the Trust shall be paid by each of the 2004-1 REMICs, to the extent that such expenses relate to the assets of each of such respective 2004-1 REMICs, and all other expenses and fees of the Trust shall be paid pro rata by each of the 2004-1 REMICs.

         Section 6.02 Allocation of Losses.(a) On or prior to each Determination
                      --------------------
Date, the Master Servicer shall determine the amount of any Realized Loss in respect of each Mortgage Loan that occurred during the immediately preceding calendar month, based on information provided by the related Servicer.

         (b) With respect to any Certificates (other than the Interest Only Certificates) on any Distribution Date, the principal portion of each Realized Loss on a Mortgage Loan in a Loan Group shall be allocated as follows:

                  first, to the Class B-6 Certificates until the Current Principal Amount thereof has been reduced to zero;

                  second, to the Class B-5 Certificates until the Current Principal Amount thereof has been reduced to zero;

                  third, to the Class B-4 Certificates until the Current Principal Amount thereof has been reduced to zero;

                  fourth, to the Class B-3 Certificates until the Current Principal Amount thereof has been reduced to zero;

                  fifth, to the Class B-2 Certificates until the Current Principal Amount thereof has been reduced to zero;

                  sixth, to the Class B-1 Certificates until the Current Principal Amount thereof has been reduced to zero;

                  seventh, to the Class M Certificates until the Current Principal Amount thereof has been reduced to zero;

                  eighth,  to each Class of Senior  Certificates  in the related
         Certificate  Group  pro  rata  based  upon  their  respective   Current
         Principal Amounts.

         (c) Notwithstanding the foregoing clause (b), no such allocation of any Realized Loss shall be made on a Distribution Date to any Class of (i) Subordinated Certificates to the extent that such allocation would result in the reduction of the aggregate Current Principal Amounts of all Certificates in as of such Distribution Date, after giving effect to all distributions and prior allocations of Realized Losses on the Mortgage Loans on such date, to an amount less than the aggregate Scheduled Principal Balance of all of the Mortgage Loans as of the first day of the month of such Distribution Date and (ii) Senior Certificates in a Certificate Group to the extent that such allocation would result in the reduction of the aggregate Current Principal Amounts of all the Certificates in such Certificate Group as of such Distribution Date, after giving effect to all distributions and prior allocations of Realized Losses on the Mortgage Loans in the related Loan Group on such date, to an amount less than the aggregate Scheduled Principal Balance of all of the Mortgage Loans in such Loan Group as of the first day of the month of such Distribution Date (each such limitation in clause (i) and (ii), the "Loss Allocation Limitation").

         (d) The principal portion of any Realized Losses allocated to a Class of Certificates shall be allocated among the Certificates of such Class (other than the Interest Only Certificates) in proportion to their respective Current Principal Amounts. The principal portion of any allocation of Realized Losses shall be accomplished by reducing the Current Principal Amount of the related Certificates on the related Distribution Date.

         (e) Realized Losses shall be allocated on the Distribution Date in the month following the month in which such loss was incurred and, in the case of the principal portion thereof, after giving effect to distributions made on such Distribution Date.

         (f) On each Distribution Date, the Securities Administrator shall determine and notify the Trustee of the Subordinate Certificate Writedown
Amount.   Any   Subordinate   Certificate   Writedown   Amount  shall  effect  a
corresponding reduction in the Current Principal Amount of the Class B Certificates in the reverse order of their numerical Class designations and thereafter of the Class M Certificates.

         (g) The applicable Senior Percentage of Net Interest Shortfalls will be allocated among the Senior Certificates in the related Certificate Group in proportion to the amount of Accrued Certificate Interest that would have been allocated thereto in the absence of such shortfalls. The applicable Subordinate Percentage of Net Interest Shortfall will be allocated among the Subordinate Certificates in proportion to the amount of Accrued Certificate Interest that would have been allocated thereto in the absence of such shortfalls. The interest portion of any Realized Losses with respect to the Mortgage Loans occurring on or prior to the Cross-Over Date will be allocated to the Class B Certificates in inverse order of their numerical Class designations and then to the Class M Certificates. Following the Cross-Over Date, the interest portion of Realized Losses on the Mortgage Loans will be allocated to the Senior Certificates in the related Certificate Group.

         (h) In addition, in the event that the Master Servicer receives any Subsequent Recoveries from a Servicer, the Master Servicer shall deposit such funds into the Master Servicer Collection Account pursuant to Section 4.01(c)(ii). If, after taking into account such Subsequent Recoveries, the amount of a Realized Loss is reduced, the amount of such Subsequent Recoveries will be applied to increase the Current Principal Amount of the Class of Subordinate Certificates with the highest payment priority to which Realized Losses have been allocated, but not by more than the amount of Realized Losses previously allocated to that Class of Subordinate Certificates pursuant to this
Section 6.02. The amount of any remaining Subsequent Recoveries will be applied to sequentially increase the Current Principal Amount of the Subordinate Certificates, beginning with the Class of Subordinate Certificates with the next highest payment priority, up to the amount of such Realized Losses previously allocated to such Class or Classes of Certificates pursuant to this Section
6.02. Holders of such Certificates will not be entitled to any payments in respect of current interest on the amount of such increases for any Interest Accrual Period preceding the Distribution Date on which such increase occurs. Any such increases shall be applied to the Current Principal Amount of each Subordinate Certificate of such Class in accordance with its respective Fractional Undivided Interest.

         Section 6.03 Payments.  (a) On each  Distribution  Date, other than the
                      --------
final Distribution Date, the Trustee shall distribute to each Certificateholder of record as of the immediately preceding Record Date the Certificateholder's pro rata share of its Class (based on the aggregate Fractional Undivided Interest represented by such Holder's Certificates) of all amounts required to be distributed on such Distribution Date to such Class, based on information provided to the Trustee by the Securities Administrator. The Securities Administrator shall calculate the amount to be distributed to each Class and, based on such amounts, the Securities Administrator shall determine the amount to be distributed to each Certificateholder. All of the Securities

Administrator's calculations of payments shall be based solely on information provided to the Securities Administrator by the Master Servicer. Neither the Securities Administrator nor the Trustee shall be required to confirm, verify or recompute any such information but shall be entitled to rely conclusively on such information.

         (b) Payment of the above amounts to each Certificateholder shall be made (i) by check mailed to each Certificateholder entitled thereto at the address appearing in the Certificate Register or (ii) upon receipt by the Trustee on or before the fifth Business Day preceding the Record Date of written instructions from a Certificateholder by wire transfer to a United States dollar account maintained by the payee at any United States depository institution with appropriate facilities for receiving such a wire transfer; provided, however, that the final payment in respect of each Class of Certificates will be made only upon presentation and surrender of such respective Certificates at the office or agency of the Trustee specified in the notice to Certificateholders of such final payment.

         Section 6.04 Statements to Certificateholders. (a) On each Distribution
                      --------------------------------
Date, concurrently with each distribution to Certificateholders, the Securities Administrator shall make available to the parties hereto and each Certificateholder via the Securities Administrator's internet website as set forth below, the following information, expressed with respect to clauses (i) through (vii) in the aggregate and as a Fractional Undivided Interest representing an initial Current Principal Amount of $1,000, or in the case of the Residual Certificates, an initial Current Principal Amount of $100:

             (i) the Current Principal Amount or Notional Amount of each Class of Certificates immediately prior to such Distribution Date;

             (ii) the amount of the distribution allocable to principal on each applicable Class of Certificates;

             (iii) the aggregate amount of interest accrued at the related Pass-Through Rate with respect to each Class during the related Interest Accrual Period;

             (iv) the Net Interest Shortfall and any other adjustments to interest at the related Pass-Through Rate necessary to account for any difference between interest accrued and aggregate interest distributed with respect to each Class of Certificates;

             (v) the amount of the distribution allocable to interest on each Class of Certificates;

             (vi) the Pass-Through Rates for each Class of Certificates with respect to such Distribution Date;

             (vii) the Current Principal Amount or Notional Amount of each Class of Certificates after such Distribution Date;

             (viii) the amount of any Monthly Advances, Compensating Interest Payments and outstanding unreimbursed advances by the Master Servicer or the Servicer included in such distribution separately stated for each Loan Group;

             (ix) the aggregate amount of any Realized Losses (listed separately for each category of Realized Loss and for each Loan Group) during the related Prepayment Period and cumulatively since the Cut-off Date and the amount and source (separately identified) of any distribution in respect thereof included in such distribution;

             (x) with respect to each Mortgage Loan which incurred a Realized Loss during the related Prepayment Period, (i) the loan number, (ii) the Scheduled Principal Balance of such Mortgage Loan as of the Cut-off Date, (ii) the Scheduled Principal Balance of such Mortgage Loan as of the beginning of the related Due Period, (iii) the Net Liquidation Proceeds with respect to such Mortgage Loan and (iv) the amount of the Realized Loss with respect to such Mortgage Loan;

             (xi) with respect to each Loan Group, the amount of Scheduled Principal and Principal Prepayments, (including but separately identifying the principal amount of Principal Prepayments, Insurance Proceeds, the purchase price in connection with the purchase of Mortgage Loans, cash deposits in connection with substitutions of Mortgage Loans and Net Liquidation Proceeds) and the number and principal balance of Mortgage Loans purchased or substituted for during the relevant period and cumulatively since the Cut-off Date;

             (xii) the number of Mortgage Loans (excluding REO Property) in each Loan Group remaining in the Trust Fund as of the end of the related Prepayment Period;

             (xiii) information for each Loan Group and in the aggregate regarding any Mortgage Loan delinquencies as of the end of the related
Prepayment Period, including the aggregate number and aggregate Outstanding Principal Balance of Mortgage Loans (a) delinquent 30 to 59 days on a contractual basis, (b) delinquent 60 to 89 days on a contractual basis, and (c) delinquent 90 or more days on a contractual basis, in each case as of the close of business on the last Business Day of the immediately preceding month;

             (xiv) for each Loan Group, the number of Mortgage Loans in the foreclosure process as of the end of the related Due Period and the aggregate Outstanding Principal Balance of such Mortgage Loans;

             (xv) for each Loan Group, the number and aggregate Outstanding Principal Balance of all Mortgage Loans as to which the Mortgaged Property was REO Property as of the end of the related Due Period;

             (xvi) the book value (the sum of (A) the Outstanding Principal Balance of the Mortgage Loan, (B) accrued interest through the date of foreclosure and (C) foreclosure expenses) of any REO Property in each Loan Group; provided that, in the event that such information is not available to the Securities Administrator on the Distribution Date, such information shall be furnished promptly after it becomes available;

             (xvii) the amount of Realized Losses allocated to each Class of Certificates since the prior Distribution Date and in the aggregate for all prior Distribution Dates;

             (xviii) the Average Loss Severity  Percentage  for each Loan Group;
and

             (xix)  the  Senior   Percentage,   Senior  Prepayment   Percentage,
Subordinate Percentage and Subordinate Prepayment Percentage, in each case, for such Distribution Date.

         The information set forth above shall be calculated or reported, as the case may be, by the Securities Administrator, based solely on, and to the extent of, information provided to the Securities Administrator by the Master Servicer. The Securities Administrator may conclusively rely on such information and shall not be required to confirm, verify or recalculate any such information.

         The Securities Administrator may make available each month, to any interested party, the monthly statement to Certificateholders via the Securities Administrator's website initially located at "www.ctslink.com." Assistance in using the website can be obtained by calling the Securities Administrator's customer service desk at (301) 815-6600. Parties that are unable to use the above distribution option are entitled to have a paper copy mailed to them via first class mail by calling the Securities Administrator's customer service desk and indicating such. The Securities Administrator shall have the right to change the way such reports are distributed in order to make such distribution more convenient and/or more accessible to the parties, and the Securities Administrator shall provide timely and adequate notification to all parties regarding any such change.

         To the extent timely received from the Securities Administrator, the Trustee will also make monthly statements available each month to Certificateholders via the Trustee's internet website. The Trustee's internet website will initially be located at www.jpmorgan.com/sfr. Assistance in using the Trustee's website service can be obtained by calling the Trustee's customer service desk at (877) 722-1095.

         (b) Within a reasonable period of time after the end of the preceding calendar year beginning in 2004, the Trustee will furnish such report to each Holder of the Certificates of record at any time during the prior calendar year as to the aggregate of amounts reported pursuant to subclauses (a)(ii) and
(a)(v) above with respect to the Certificates, plus information with respect to the amount of servicing compensation and such other customary information as the Securities Administrator may determine and advises the Trustee to be necessary and/or to be required by the Internal Revenue Service or by a federal or state law or rules or regulations to enable such Holders to prepare their tax returns for such calendar year. Such obligations shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Securities Administrator or the Trustee pursuant to the requirements of the Code.

         Section 6.05 Monthly  Advances.  If the Scheduled Payment on a Mortgage
                      -----------------
Loan that was due on a related Due Date is delinquent other than as a result of application of the Relief Act and for which the related Servicer was required to make an advance pursuant to the related Servicing Agreement exceeds the amount deposited in the Master Servicer Collection Account which will be used for an advance with respect to such Mortgage Loan, the Master Servicer will deposit in the Master Servicer Collection Account not later than the Distribution Account Deposit Date immediately preceding the related Distribution Date an amount equal to such deficiency, net of the Servicing Fee for such Mortgage Loan except to the extent the Master Servicer determines any such advance to be a Nonrecoverable Advance. Subject to the foregoing, the Master Servicer shall continue to make such advances through the date that the related Servicer is required to do so under its Servicing Agreement. If the Master Servicer deems an advance to be a Nonrecoverable Advance, on the Distribution Account Deposit Date, the Master Servicer shall present an Officer's Certificate to the Trustee (i) stating that the Master Servicer elects not to make a Monthly Advance in a stated amount and (ii) detailing the reason it deems the advance to be a Nonrecoverable Advance.

         Section 6.06 Compensating Interest Payments.  The Master Servicer shall
                      ------------------------------
deposit in the Master Servicer Collection Account not later than each Distribution Account Deposit Date an amount equal to the lesser of (i) the sum of the aggregate amounts required to be paid by the Servicers under the Servicing Agreements with respect to subclauses (a) and (b) of the definition of Interest Shortfall with respect to the Mortgage Loans for the related Distribution Date, and not so paid by the related Servicers and (ii) the Master Servicer Compensation for such Distribution Date (such amount, the "Compensating Interest Payment"). The Master Servicer shall not be entitled to any reimbursement of any Compensating Interest Payment.

         Section  6.07  Distributions  on REMIC I  Regular  Interests,  REMIC II
                        --------------------------------------------------------
Regular Interests and REMIC III Regular Interests.
-------------------------------------------------

         (a) On each Distribution Date, the Trustee shall be deemed to distribute to itself as the holder of the REMIC I Regular Interests, the following to the extent of the Available Funds reduced by distributions made to the Class R Certificateholders pursuant to Section 6.01(a): those portions of the REMIC I Distribution Amount not designated to Component I of the Class R Certificate, in the amounts and in accordance with the priorities set forth in the definition of REMIC I Distribution Amount.

         (b) On each Distribution Date the Trustee shall be deemed to distribute to itself, as the holder of the REMIC II Regular Interests, the following amounts in the following order of priority to the extent of the Available Funds reduced by distributions made to the Class R Certificates pursuant to Section 6.01(a):

             (i) Uncertificated Interest on the REMIC II Regular Interests for such Distribution Date, plus any Uncertificated Interest thereon remaining unpaid from any previous Distribution Date; and

             (ii) In accordance with the priority set forth in Section 6.07(c), an amount equal to the sum of the amounts in respect of principal distributable on each Class of Certificates (other than the Class R Certificates) under
Section 6.01(a), as allocated thereto pursuant to Section 6.01(a).

         (c) The amount described in Section 6.07(b)(ii) shall be deemed distributed with respect to REMIC II Regular Interests in accordance with the priority assigned to each Related Class of Certificates (other than the Class R Certificates), respectively, under Section 6.01(a) until the Uncertificated Balance of each such interest is reduced to zero.

         (d) The portion of the  Uncertificated  Interest  amounts  described in
Section 6.07(b)(i) shall be deemed distributed by REMIC II to REMIC III in accordance with the priority assigned to the REMIC III Certificates relative to that assigned to the Class R Certificates under Section 6.01(a).

         (e) In determining from time to time the amounts distributable on the REMIC II Regular Interests, Realized Losses allocated to the REMIC III Regular Interests shall be deemed allocated to the REMIC II Regular Interests in accordance with the priority assigned to each Related Class of Certificates (other than the Class R Certificates) respectively under Section 6.02.

         (f) On each Distribution Date the Trustee shall be deemed to distribute from REMIC III, in the priority set forth in Sections 6.01(a), to the Holders of each Class of Certificates (other than the Class R Certificates) the amounts distributable thereon with respect to their interests in REMIC III from the amounts deemed to have been received by REMIC II from REMIC I under this Section 6.07.

         (g) Notwithstanding the deemed distributions on the REMIC I Regular Interests and REMIC II Regular Interests described in this Section 10.04, distributions of funds from the Certificate Account shall be made only in accordance with Section 6.01.


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


                                  ARTICLE VII
                              The Master Servicer

         Section 7.01  Liabilities of the Master  Servicer.  The Master Servicer
                       -----------------------------------
shall be liable in accordance herewith only to the extent of the obligations specifically imposed upon and undertaken by it herein.

         Section 7.02 Merger or Consolidation of the Master Servicer.
                      ----------------------------------------------

         (a) The Master Servicer will keep in full force and effect its existence, rights and franchises as a corporation under the laws of the state of its incorporation, and will obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, the Certificates or any of the Mortgage Loans and to perform its duties under this Agreement.

         (b) Any Person into which the Master Servicer may be merged or consolidated, or any corporation resulting from any merger or consolidation to which the Master Servicer shall be a party, or any Person succeeding to the business of the Master Servicer, shall be the successor of the Master Servicer hereunder, without the execution or filing of any paper or further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

         Section 7.03  Indemnification  of the Trustee,  the Master Servicer and
                       ---------------------------------------------------------
the Securities  Administrator.  (a) The Master  Servicer agrees to indemnify the
-----------------------------
Indemnified Persons for, and to hold them harmless against, any loss, liability or expense (including reasonable legal fees and disbursements of counsel) incurred on their part that may be sustained in connection with, arising out of, or relating to, any claim or legal action (including any pending or threatened claim or legal action) relating to this Agreement, the Servicing Agreements, the Assignment Agreements or the Certificates or the powers of attorney delivered by the Trustee hereunder (i) related to the Master Servicer's failure to perform its duties in compliance with this Agreement (except as any such loss, liability or expense shall be otherwise reimbursable pursuant to this Agreement) or (ii) incurred by reason of the Master Servicer's willful misfeasance, bad faith or gross negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties hereunder, provided, in each case, that with respect to any such claim or legal action (or pending or threatened claim or legal action), the Trustee shall have given the Master Servicer and the Depositor written notice thereof promptly after the Trustee shall have with respect to such claim or legal action knowledge thereof. The Trustee's failure to give any such notice shall not affect the Trustee's right to indemnification hereunder, except to the extent the Master Servicer is materially prejudiced by such failure to give notice. This indemnity shall survive the resignation or removal of the Trustee, Master Servicer or the Securities Administrator and the termination of this Agreement.

         (a) The Depositor will indemnify any Indemnified Person for any loss, liability or expense of any Indemnified Person not otherwise covered by the Master Servicer's indemnification pursuant to Section 7.03(a).

         Section  7.04  Limitations  on  Liability  of the Master  Servicer  and
                        --------------------------------------------------------
Others.  Subject to the  obligation  of the Master  Servicer  to  indemnify  the
------
Indemnified Persons pursuant to Section 7.03:

         (a) Neither the Master Servicer nor any of the directors, officers, employees or agents of the Master Servicer shall be under any liability to the Indemnified Persons, the Depositor, the Trust Fund or the Certificateholders for taking any action or for refraining from taking any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Master Servicer or any such Person against any breach of warranties or representations made herein or any liability which would otherwise be imposed by reason of such Person's willful misfeasance, bad faith or gross negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder.

         (b) The Master Servicer and any director, officer, employee or agent of the Master Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder.

         (c) The Master Servicer, the Custodian and any director, officer, employee or agent of the Master Servicer or the Custodian shall be indemnified by the Trust and held harmless thereby against any loss, liability or expense (including reasonable legal fees and disbursements of counsel) incurred on their part that may be sustained in connection with, arising out of, or related to, any claim or legal action (including any pending or threatened claim or legal action) relating to this Agreement, the Certificates or any Servicing Agreement (except to the extent that the Master Servicer is indemnified by the Servicer thereunder), other than (i) any such loss, liability or expense related to the Master Servicer's failure to perform its duties in compliance with this Agreement (except as any such loss, liability or expense shall be otherwise reimbursable pursuant to this Agreement), or to the Custodian's failure to perform its duties under the Custodial Agreement, respectively, or (ii) any such loss, liability or expense incurred by reason of the Master Servicer's or the Custodian's willful misfeasance, bad faith or gross negligence in the performance of duties hereunder or under the Custodial Agreement, as applicable, or by reason of reckless disregard of obligations and duties hereunder or under the Custodial Agreement, as applicable.

         (d) The Master Servicer shall not be under any obligation to appear in, prosecute or defend any legal action that is not incidental to its duties under this Agreement and that in its opinion may involve it in any expense or liability; provided, however, the Master Servicer may in its discretion, with the consent of the Trustee (which consent shall not be unreasonably withheld), undertake any such action which it may deem necessary or desirable with respect to this Agreement and the rights and duties of the parties hereto and the interests of the Certificateholders hereunder. In such event, the legal expenses and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities of the Trust Fund, and the Master Servicer shall be entitled to be reimbursed therefor out of the Master Servicer Collection Account as provided by Section 4.03. Nothing in this Section 7.04(d) shall affect the Master Servicer's obligation to supervise, or to take such actions as are necessary to ensure, the servicing and administration of the Mortgage Loans pursuant to Section 3.01(a).

         (e) In taking or recommending any course of action pursuant to this Agreement, unless specifically required to do so pursuant to this Agreement, the Master Servicer shall not be required to investigate or make recommendations concerning potential liabilities which the Trust might incur as a result of such course of action by reason of the condition of the Mortgaged Properties but shall give notice to the Trustee if it has notice of such potential liabilities.

         (f) The Master Servicer shall not be liable for any acts or omissions of any Servicer, except as otherwise expressly provided herein.

         Section  7.05  Master  Servicer  Not to Resign.  Except as  provided in
                        -------------------------------
Section 7.07, the Master Servicer shall not resign from the obligations and duties hereby imposed on it except upon a determination that any such duties hereunder are no longer permissible under applicable law and such impermissibility cannot be cured. Any such determination permitting the resignation of the Master Servicer shall be evidenced by an Opinion of Independent Counsel addressed to the Trustee to such effect delivered to the Trustee. No such resignation by the Master Servicer shall become effective until the Company or the Trustee or a successor to the Master Servicer reasonably satisfactory to the Trustee shall have assumed the responsibilities and obligations of the Master Servicer in accordance with Section 8.02 hereof. The Trustee shall notify the Rating Agencies of the resignation of the Master Servicer.

         Section  7.06  Successor  Master  Servicer.   In  connection  with  the
                        ---------------------------
appointment of any successor master servicer or the assumption of the duties of the Master Servicer, the Company or the Trustee may make such arrangements for the compensation of such successor master servicer out of payments on the Mortgage Loans as the Company or the Trustee and such successor master servicer shall agree. If the successor master servicer does not agree that such market value is a fair price, such successor master servicer shall obtain two quotations of market value from third parties actively engaged in the servicing of single-family mortgage loans. Notwithstanding the foregoing, the compensation payable to a successor master servicer may not exceed the compensation which the Master Servicer would have been entitled to retain if the Master Servicer had continued to act as Master Servicer hereunder.

         Section  7.07 Sale and  Assignment  of  Master  Servicing.  The  Master
                       -------------------------------------------
Servicer may sell and assign its rights and delegate its duties and obligations in its entirety as Master Servicer under this Agreement and the Company may terminate the Master Servicer without cause and select a new Master Servicer; provided, however, that: (i) the purchaser or transferee accepting such assignment and delegation (a) shall be a Person which shall be qualified to service mortgage loans for Fannie Mae or Freddie Mac; (b) shall have a net worth of not less than $10,000,000 (unless otherwise approved by each Rating Agency pursuant to clause (ii) below); (c) shall be reasonably satisfactory to the Trustee (as evidenced in a writing signed by the Trustee); and (d) shall execute and deliver to the Trustee an agreement, in form and substance reasonably satisfactory to the Trustee, which contains an assumption by such Person of the due and punctual performance and observance of each covenant and condition to be performed or observed by it as master servicer under this Agreement, any custodial agreement from and after the effective date of such agreement; (ii) each Rating Agency shall be given prior written notice of the identity of the proposed successor to the Master Servicer and each Rating Agency's rating of the Certificates in effect immediately prior to such assignment, sale and delegation will not be downgraded, qualified or withdrawn as a result of such assignment, sale and delegation, as evidenced by a letter to such effect delivered to the Master Servicer and the Trustee; (iii) the Master Servicer assigning and selling the master servicing shall deliver to the Trustee an

Officer's Certificate and an Opinion of Independent Counsel addressed to the Trustee, each stating that all conditions precedent to such action under this Agreement have been completed and such action is permitted by and complies with the terms of this Agreement; and (iv) in the event the Master Servicer is terminated without cause by the Company, the Company shall pay the terminated Master Servicer a termination fee equal to 0.25% of the aggregate Scheduled Principal Balance of the Mortgage Loans at the time the master servicing of the Mortgage Loans is transferred to the successor Master Servicer. No such assignment or delegation shall affect any rights or liability of the Master Servicer arising prior to the effective date thereof.

                                  ARTICLE VIII
                                     Default

         Section  8.01  Events of Default.  "Event of  Default,"  wherever  used
                        -----------------
herein, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body) and only with respect to the defaulting Master Servicer:

             (i) The Master Servicer fails to cause to be deposited in the Distribution Account any amount so required to be deposited pursuant to this Agreement (other than a Monthly Advance), and such failure continues unremedied for a period of three Business Days after the date upon which written notice of such failure, requiring the same to be remedied, shall have been given to the Master Servicer; or

             (ii) The Master Servicer fails to observe or perform in any material respect any other material covenants and agreements set forth in this Agreement to be performed by it, which covenants and agreements materially affect the rights of Certificateholders, and such failure continues unremedied for a period of 60 days after the date on which written notice of such failure, properly requiring the same to be remedied, shall have been given to the Master Servicer by the Trustee or to the Master Servicer and the Trustee by the Holders of Certificates evidencing Fractional Undivided Interests aggregating not less than 25% of the Trust Fund; or

             (iii) There is entered against the Master Servicer a decree or order by a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a conservator, receiver or liquidator in any insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings, or for the winding up or liquidation of its affairs, and the continuance of any such decree or order is unstayed and in effect for a period of 60 consecutive days, or an involuntary case is commenced against the Master Servicer under any applicable insolvency or reorganization statute and the petition is not dismissed within 60 days after the commencement of the case; or

             (iv) The Master Servicer consents to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings of or relating to the Master Servicer or substantially all of its property; or the Master Servicer admits in writing its inability to pay its debts generally as they become due, files a petition to take advantage of any applicable insolvency or reorganization statute, makes an assignment for the benefit of its creditors, or voluntarily suspends payment of its obligations;

             (v) The Master Servicer assigns or delegates its duties or rights under this Agreement in contravention of the provisions permitting such assignment or delegation under Sections 7.05 or 7.07; or

             (vi) The Master Servicer fails to deposit, or cause to be deposited, in the Distribution Account any Monthly Advance (other than a Nonrecoverable Advance) by 5:00 p.m. New York City time on the Distribution Account Deposit Date.

In each and every such case, so long as such Event of Default with respect to the Master Servicer shall not have been remedied, either the Trustee or the Holders of Certificates evidencing Fractional Undivided Interests aggregating not less than 51% of the principal of the Trust Fund, by notice in writing to the Master Servicer (and to the Trustee if given by such Certificateholders), with a copy to the Rating Agencies, and with the consent of the Company, may terminate all of the rights and obligations (but not the liabilities) of the Master Servicer under this Agreement and in and to the Mortgage Loans and/or the REO Property serviced by the Master Servicer and the proceeds thereof. Upon the receipt by the Master Servicer of the written notice, all authority and power of the Master Servicer under this Agreement, whether with respect to the
Certificates, the Mortgage Loans, REO Property or under any other related agreements (but only to the extent that such other agreements relate to the Mortgage Loans or related REO Property) shall, subject to Section 8.02, automatically and without further action pass to and be vested in the Trustee pursuant to this Section 8.01; and, without limitation, the Trustee is hereby authorized and empowered to execute and deliver, on behalf of the Master Servicer as attorney-in-fact or otherwise, any and all documents and other instruments and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of the Mortgage Loans and related documents, or otherwise. The Master Servicer agrees to cooperate with the Trustee in effecting the termination of the Master Servicer's rights and obligations hereunder, including, without limitation, the transfer to the Trustee of (i) the property and amounts which are then or should be part of the Trust or which thereafter become part of the Trust; and (ii) originals or copies of all documents of the Master Servicer reasonably requested by the Trustee to enable it to assume the Master Servicer's duties thereunder. In addition to any other amounts which are then, or, notwithstanding the termination of its activities under this Agreement, may become payable to the Master Servicer under this Agreement, the Master Servicer shall be entitled to receive, out of any amount received on account of a Mortgage Loan or related REO Property, that portion of such payments which it would have received as reimbursement under this Agreement if notice of termination had not been given. The termination of the rights and obligations of the Master Servicer shall not affect any obligations incurred by the Master Servicer prior to such termination.

         Notwithstanding the foregoing, if an Event of Default described in clause (vi) of this Section 8.01 shall occur, the Trustee shall, by notice in writing to the Master Servicer, which may be delivered by telecopy, immediately terminate all of the rights and obligations of the Master Servicer thereafter arising under this Agreement, but without prejudice to any rights it may have as a Certificateholder or to reimbursement of Monthly Advances and other advances of its own funds, and the Trustee shall act as provided in Section 8.02 to carry out the duties of the Master Servicer, including the obligation to make any Monthly Advance the nonpayment of which was an Event of Default described in clause (vi) of this Section 8.01. Any such action taken by the Trustee must be prior to the distribution on the relevant Distribution Date.

             Section 8.02 Trustee to Act; Appointment of Successor. (a) Upon the
                          ----------------------------------------
receipt by the Master  Servicer of a notice of  termination  pursuant to Section
8.01 or an Opinion of Independent Counsel pursuant to Section 7.05 to the effect that the Master Servicer is legally unable to act or to delegate its duties to a Person which is legally able to act, the Trustee shall automatically become the successor in all respects to the Master Servicer in its capacity under this Agreement and the transactions set forth or provided for herein and shall thereafter be subject to all the responsibilities, duties, liabilities and limitations on liabilities relating thereto placed on the Master Servicer by the terms and provisions hereof; provided, however, that the Company shall have the right to either (a) immediately assume the duties of the Master Servicer or (b) select a successor Master Servicer; provided further, however, that the Trustee shall have no obligation whatsoever with respect to any liability (other than advances deemed recoverable and not previously made) incurred by the Master Servicer at or prior to the time of termination. As compensation therefor, but subject to Section 7.06, the Trustee shall be entitled to compensation which the Master Servicer would have been entitled to retain if the Master Servicer had continued to act hereunder, except for those amounts due the Master Servicer as reimbursement permitted under this Agreement for advances previously made or expenses previously incurred. Notwithstanding the above, the Trustee may, if it shall be unwilling so to act, or shall, if it is legally unable so to act, appoint or petition a court of competent jurisdiction to appoint, any established housing and home finance institution which is a Fannie Mae- or Freddie Mac-approved servicer, and with respect to a successor to the Master Servicer only, having a net worth of not less than $10,000,000, as the successor to the Master Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Master Servicer hereunder; provided, that the Trustee shall obtain a letter from each Rating Agency that the ratings, if any, on each of the Certificates will not be lowered as a result of the selection of the successor to the Master Servicer. Pending appointment of a successor to the Master Servicer hereunder, the Trustee shall act in such capacity as hereinabove provided. In connection with such appointment and assumption, the Trustee may make such arrangements for the compensation of such successor out of payments on the Mortgage Loans as it and such successor shall agree; provided, however, that the provisions of Section 7.06 shall apply, the compensation shall not be in excess of that which the Master Servicer would have been entitled to if the Master Servicer had continued to act hereunder, and that such successor shall undertake and assume the obligations of the Trustee to pay compensation to any third Person acting as an agent or independent contractor in the performance of master servicing responsibilities hereunder. The Trustee and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession.

         (a) If the Trustee shall succeed to any duties of the Master Servicer respecting the Mortgage Loans as provided herein, it shall do so in a separate capacity and not in its capacity as Trustee and, accordingly, the provisions of
Article IX shall be inapplicable to the Trustee in its duties as the successor to the Master Servicer in the servicing of the Mortgage Loans (although such provisions shall continue to apply to the Trustee in its capacity as Trustee); the provisions of Article VII, however, shall apply to it in its capacity as successor master servicer.

         Section 8.03 Notification to  Certificateholders.  Upon any termination
                      -----------------------------------
or appointment of a successor to the Master Servicer, the Trustee shall give prompt written notice thereof to Certificateholders at their respective addresses appearing in the Certificate Register and to the Rating Agencies.

         Section 8.04 Waiver of Defaults.  The Trustee shall transmit by mail to
                      ------------------
all Certificateholders, within 60 days after the occurrence of any Event of Default actually known to a Responsible Officer of the Trustee, unless such Event of Default shall have been cured, notice of each such Event of Default. The Holders of Certificates evidencing Fractional Undivided Interests aggregating not less than 51% of the Trust Fund may, on behalf of all


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

Certificateholders, waive any default by the Master Servicer in the performance of its obligations hereunder and the consequences thereof, except a default in the making of or the causing to be made any required distribution on the Certificates, which default may only be waived by Holders of Certificates evidencing Fractional Undivided Interests aggregating 100% of the Trust Fund. Upon any such waiver of a past default, such default shall be deemed to cease to exist, and any Event of Default arising therefrom shall be deemed to have been timely remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereon except to the extent expressly so waived. The Trustee shall give notice of any such waiver to the Rating Agencies.

         Section 8.05 List of Certificateholders.  Upon written request of three
                      --------------------------
or more Certificateholders of record, for purposes of communicating with other Certificateholders with respect to their rights under this Agreement, the Trustee will afford such Certificateholders access during business hours to the most recent list of Certificateholders held by the Trustee.

                                   ARTICLE IX
             Concerning the Trustee and the Securities Administrator

         Section 9.01 Duties of Trustee.
                      -----------------

         (a) The Trustee, prior to the occurrence of an Event of Default and after the curing or waiver of all Events of Default which may have occurred, and the Securities Administrator each undertake to perform such duties and only such duties as are specifically set forth in this Agreement as duties of the Trustee and the Securities Administrator, respectively. If an Event of Default has occurred and has not been cured or waived, the Trustee shall exercise such of the rights and powers vested in it by this Agreement, and subject to Section 8.02(b) use the same degree of care and skill in their exercise, as a prudent person would exercise under the circumstances in the conduct of his own affairs.

         (b) Upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments which are specifically required to be furnished to the Trustee and the Securities Administrator pursuant to any provision of this Agreement, the Trustee and the Securities Administrator, respectively, shall examine them to determine whether they are in the form required by this Agreement; provided, however, that neither the Trustee nor the Securities Administrator shall be responsible for the accuracy or content of any resolution, certificate, statement, opinion, report, document, order or other instrument furnished hereunder; provided, further, that neither the Trustee nor the Securities Administrator shall be responsible for the accuracy or verification of any calculation provided to it pursuant to this Agreement.

         (c) On each Distribution Date, the Trustee shall make monthly distributions and the final distribution to the Certificateholders from funds in the Distribution Account as provided in Sections 6.01 and 10.01 herein based solely on the report of the Securities Administrator.

         (d) No provision of this Agreement shall be construed to relieve the Trustee or the Securities Administrator from liability for its own negligent action, its own negligent failure to act or its own willful misconduct; provided, however, that:

             (i) Prior to the occurrence of an Event of Default, and after the curing or waiver of all such Events of Default which may have occurred, the duties and obligations of the Trustee and the Securities Administrator shall be determined solely by the express provisions of this Agreement, neither the Trustee nor the Securities Administrator shall be liable except for the performance of their respective duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee or the Securities Administrator and, in the absence of bad faith on the part of the Trustee or the Securities Administrator, respectively, the Trustee or the Securities Administrator, respectively, may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee or the Securities Administrator, respectively, and conforming to the requirements of this Agreement;

             (ii) Neither the Trustee nor the Securities Administrator shall be liable in its individual capacity for an error of judgment made in good faith by a Responsible Officer or

Responsible Officers of the Trustee or an officer of the Securities Administrator, respectively, unless it shall be proved that the Trustee or the Securities Administrator, respectively, was negligent in ascertaining the pertinent facts;

             (iii) Neither the Trustee nor the Securities Administrator shall be liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the directions of the Holders of Certificates evidencing Fractional Undivided Interests aggregating not less than 25% of the Trust Fund, if such action or non-action relates to the time, method and place of conducting any proceeding for any remedy available to the Trustee or the Securities Administrator, respectively, or exercising any trust or other power conferred upon the Trustee or the Securities Administrator, respectively, under this Agreement;

             (iv) The Trustee shall not be required to take notice or be deemed to have notice or knowledge of any default or Event of Default unless a Responsible Officer of the Trustee's Corporate Trust Office shall have actual knowledge thereof. In the absence of such notice, the Trustee may conclusively assume there is no such default or Event of Default;

             (v) The Trustee shall not in any way be liable by reason of any insufficiency in any Account held by or in the name of Trustee unless it is determined by a court of competent jurisdiction that the Trustee's gross negligence or willful misconduct was the primary cause of such insufficiency (except to the extent that the Trustee is obligor and has defaulted thereon);

             (vi) Anything in this Agreement to the contrary notwithstanding, in no event shall the Trustee or the Securities Administrator be liable for special, indirect or consequential loss or damage of any kind whatsoever (including but not limited to lost profits), even if the Trustee or the Securities Administrator, respectively, has been advised of the likelihood of such loss or damage and regardless of the form of action;

             (vii) None of the Securities Administrator, the Master Servicer, the Depositor, the Company or the Trustee shall be responsible for the acts or omissions of the other, it being understood that this Agreement shall not be construed to render them partners, joint venturers or agents of one another and

             (viii) Neither the Trustee nor the Securities Administrator shall be required to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if there is reasonable ground for believing that the repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it, and none of the provisions contained in this Agreement shall in any event require the Trustee or the Securities Administrator to perform, or be responsible for the manner of performance of, any of the obligations of the Master Servicer under this Agreement, except during such time, if any, as the Trustee shall be the successor to, and be vested with the rights, duties, powers and privileges of, the Master Servicer in accordance with the terms of this Agreement.

         (e) All funds received by the Master Servicer and the Trustee and required to be deposited in the Master Servicer Collection Account or Distribution Account pursuant to this Agreement will be promptly so deposited by the Master Servicer and the Trustee.

         (f) Except for those actions that the Trustee or the Securities Administrator is required to take hereunder, neither the Trustee nor the Securities Administrator shall have any obligation or liability to take any action or to refrain from taking any action hereunder in the absence of written direction as provided hereunder.

         Section 9.02 Certain  Matters  Affecting the Trustee and the Securities
                      ----------------------------------------------------------
Administrator. Except as otherwise provided in Section 9.01:
-------------

         (a) The Trustee and the Securities Administrator may rely and shall be protected in acting or refraining from acting in reliance on any resolution, certificate of the Depositor, the Master Servicer or a Servicer, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

         (b) The Trustee and the Securities Administrator may consult with counsel and any advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection with respect to any action taken or suffered or omitted by it hereunder in good faith and in accordance with such advice or Opinion of Counsel;

         (c) Neither the Trustee nor the Securities Administrator shall be under any obligation to exercise any of the trusts or powers vested in it by this Agreement, other than its obligation to give notices pursuant to this Agreement, or to institute, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of any of the Certificateholders pursuant to the provisions of this Agreement, unless such Certificateholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby. Nothing contained herein shall, however, relieve the Trustee of the obligation, upon the occurrence of an Event of Default of which a Responsible Officer of the Trustee has actual knowledge (which has not been cured or waived), to exercise such of the rights and powers vested in it by this Agreement, and to use the same degree of care and skill in their exercise, as a prudent person would exercise under the circumstances in the conduct of his own affairs;

         (d) Prior to the occurrence of an Event of Default hereunder and after the curing or waiver of all Events of Default which may have occurred, neither the Trustee nor the Securities Administrator shall be liable in its individual capacity for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

         (e) Neither the Trustee nor the Securities Administrator shall be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing to do so by Holders of Certificates evidencing Fractional Undivided Interests aggregating not less than 25% of the Trust Fund and provided that the payment within a reasonable time to the Trustee or the Securities Administrator, as applicable, of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee or the Securities Administrator, as applicable, reasonably assured to the

Trustee or the Securities Administrator, as applicable, by the security afforded to it by the terms of this Agreement. The Trustee or the Securities Administrator may require reasonable indemnity against such expense or liability as a condition to taking any such action. The reasonable expense of every such examination shall be paid by the Certificateholders requesting the investigation;

         (f) The Trustee and the Securities Administrator may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or through Affiliates, agents or attorneys; provided, however, that the Trustee may not appoint any agent to perform its custodial functions with respect to the Mortgage Files or paying agent functions under this Agreement without the express written consent of the Master Servicer, which consent will not be unreasonably withheld. Neither the Trustee nor the Securities Administrator shall be liable or responsible for the misconduct or negligence of any of the Trustee's or the Securities Administrator's agents or attorneys or a custodian or paying agent appointed hereunder by the Trustee or the Securities Administrator with due care and, when required, with the consent of the Master Servicer;

         (g) Should the Trustee or the Securities Administrator deem the nature of any action required on its part, other than a payment or transfer under
Section 4.01(b) or Section 4.02, to be unclear, the Trustee or the Securities Administrator, respectively, may require prior to such action that it be provided by the Depositor with reasonable further instructions;

         (h) The right of the Trustee or the Securities Administrator to perform any discretionary act enumerated in this Agreement shall not be construed as a duty, and neither the Trustee nor the Securities Administrator shall be accountable for other than its negligence or willful misconduct in the performance of any such act;

         (i) Neither the Trustee nor the Securities Administrator shall be required to give any bond or surety with respect to the execution of the trust created hereby or the powers granted hereunder, except as provided in Section 9.07; and

         (j) Neither the Trustee nor the Securities Administrator shall have any duty to conduct any affirmative investigation as to the occurrence of any condition requiring the repurchase of any Mortgage Loan by the Seller pursuant to this Agreement or the Mortgage Loan Purchase Agreement, as applicable, or the eligibility of any Mortgage Loan for purposes of this Agreement.

         Section  9.03  Trustee  and  Securities  Administrator  Not  Liable for
                        --------------------------------------------------------
Certificates  or  Mortgage  Loans.  The  recitals  contained  herein  and in the
---------------------------------
Certificates (other than the signature and countersignature of the Trustee on the Certificates) shall be taken as the statements of the Depositor, and neither the Trustee nor the Securities Administrator shall have any responsibility for their correctness. Neither the Trustee nor the Securities Administrator makes any representation as to the validity or sufficiency of the Certificates (other than the signature and countersignature of the Trustee on the Certificates) or of any Mortgage Loan except as expressly provided in Sections 2.02 and 2.05 hereof; provided, however, that the foregoing shall not relieve the Trustee of the obligation to review the Mortgage Files pursuant to Sections 2.02 and 2.04. The Trustee's signature and countersignature (or countersignature of its agent) on the Certificates shall be solely in its capacity as Trustee and shall not constitute the Certificates an obligation of the Trustee in any other capacity. Neither the Trustee nor the Securities Administrator shall be accountable for the use or application by the Depositor of any of the Certificates or of the proceeds of such Certificates, or for the use or application of any funds paid to the Depositor with respect to the Mortgage Loans. Subject to the provisions of
Section 2.05, neither the Trustee nor the Securities Administrator shall be responsible for the legality or validity of this Agreement or any document or instrument relating to this Agreement, the validity of the execution of this Agreement or of any supplement hereto or instrument of further assurance, or the validity, priority, perfection or sufficiency of the security for the Certificates issued hereunder or intended to be issued hereunder. Neither the Trustee nor the Securities Administrator shall at any time have any responsibility or liability for or with respect to the legality, validity and enforceability of any Mortgage or any Mortgage Loan, or the perfection and priority of any Mortgage or the maintenance of any such perfection and priority, or for or with respect to the sufficiency of the Trust Fund or its ability to generate the payments to be distributed to Certificateholders, under this Agreement. Neither the Trustee nor the Securities Administrator shall have any responsibility for filing any financing or continuation statement in any public office at any time or to otherwise perfect or maintain the perfection of any security interest or lien granted to it hereunder or to record this Agreement other than any continuation statements filed by the Trustee pursuant to Section 3.20.

         Section 9.04 Trustee and Securities Administrator May Own Certificates.
                      ---------------------------------------------------------
The Trustee and the Securities Administrator in their individual capacities or in any capacity other than as Trustee or Securities Administrator hereunder may become the owner or pledgee of any Certificates with the same rights it would have if it were not Trustee or the Securities Administrator, as applicable, and may otherwise deal with the parties hereto.

         Section  9.05  Trustee's  and  Securities   Administrator's   Fees  and
                        --------------------------------------------------------
Expenses. The fees and expenses of the Trustee and the Securities  Administrator
--------
shall be paid in accordance with a side letter agreement between the Trustee and the Master Servicer. In addition, the Trustee and the Securities Administrator will be entitled to recover from the Master Servicer Collection Account pursuant to Section 4.03(b) all reasonable out-of-pocket expenses, disbursements and advances and the expenses of the Trustee and the Securities Administrator, respectively, in connection with any Event of Default, any breach of this Agreement or any claim or legal action (including any pending or threatened claim or legal action) incurred or made by the Trustee or the Securities Administrator, respectively, in the administration of the trusts hereunder (including the reasonable compensation, expenses and disbursements of its counsel) except any such expense, disbursement or advance as may arise from its negligence or intentional misconduct or which is the responsibility of the Certificateholders. If funds in the Master Servicer Collection Account are insufficient therefor, the Trustee and the Securities Administrator shall recover such expenses from the Depositor. Such compensation and reimbursement obligation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust.

         Section  9.06  Eligibility  Requirements  for  Trustee  and  Securities
                        --------------------------------------------------------
Administrator.  The  Trustee  and  any  successor  Trustee  and  the  Securities
-------------
Administrator and any successor Securities Administrator shall during the entire duration of this Agreement be a state bank or trust company or a national banking association organized and doing business under the laws of such state or the United States of America, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus and undivided profits of at least $40,000,000 or, in the case of a successor Trustee, $50,000,000, subject to supervision or examination by federal or state authority and, in the case of the Trustee, rated "BBB" or higher by S&P with respect to their long-term rating and rated "BBB" or higher by S&P and "Baa2" or higher by Moody's with respect to any outstanding long-term unsecured unsubordinated debt, and, in the case of a successor Trustee or successor Securities Administrator other than pursuant to
Section 9.10, rated in one of the two highest long-term debt categories of, or otherwise acceptable to, each of the Rating Agencies. If the Trustee publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section 9.06 the combined capital and surplus of such corporation shall be deemed to be its total equity capital (combined capital and surplus) as set forth in its most recent report of condition so published. In case at any time the Trustee or the Securities Administrator shall cease to be eligible in accordance with the provisions of this Section 9.06, the Trustee or the Securities Administrator shall resign immediately in the manner and with the effect specified in Section 9.08.

         Section 9.07 Insurance.  The Trustee and the Securities  Administrator,
                      ---------
at their own expense, shall at all times maintain and keep in full force and effect: (i) fidelity insurance, (ii) theft of documents insurance and (iii) forgery insurance (which may be collectively satisfied by a "Financial Institution Bond" and/or a "Bankers' Blanket Bond"). All such insurance shall be in amounts, with standard coverage and subject to deductibles, as are customary for insurance typically maintained by banks or their affiliates which act as custodians for investor-owned mortgage pools. A certificate of an officer of the Trustee or the Securities Administrator as to the Trustee's or the Securities Administrator's, respectively, compliance with this Section 9.07 shall be furnished to any Certificateholder upon reasonable written request.

         Section  9.08  Resignation  and Removal of the  Trustee and  Securities
                        --------------------------------------------------------
Administrator.
-------------

         (a) The Trustee and the Securities Administrator may at any time resign and be discharged from the Trust hereby created by giving written notice thereof to the Depositor and the Master Servicer, with a copy to the Rating Agencies. Upon receiving such notice of resignation, the Depositor shall promptly appoint a successor Trustee or successor Securities Administrator, as applicable, by written instrument, in triplicate, one copy of which instrument shall be delivered to each of the resigning Trustee or Securities Administrator, as applicable, the successor Trustee or Securities Administrator, as applicable. If no successor Trustee or Securities Administrator shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Trustee or Securities Administrator may petition any court of competent jurisdiction for the appointment of a successor Trustee or Securities Administrator.

         (b) If at any time the Trustee or the Securities Administrator shall cease to be eligible in accordance with the provisions of Section 9.06 and shall fail to resign after written request therefor by the Depositor or if at any time the Trustee or the Securities Administrator shall become incapable of acting, or shall be adjudged a bankrupt or insolvent, or a receiver of the Trustee or the Securities Administrator, as applicable, or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or the Securities Administrator, as applicable, or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Depositor shall promptly remove the Trustee, or shall be entitled to remove the Securities Administrator, as applicable, and appoint a successor Trustee or Securities Administrator, as applicable, by written instrument, in triplicate, one copy of which instrument shall be delivered to each of the Trustee or Securities Administrator, as applicable, so removed, the successor Trustee or Securities Administrator, as applicable.

         (c) The Holders of Certificates evidencing Fractional Undivided Interests aggregating not less than 51% of the Trust Fund may at any time remove the Trustee or the Securities Administrator and appoint a successor Trustee or Securities Administrator by written instrument or instruments, in quadruplicate, signed by such Holders or their attorneys-in-fact duly authorized, one complete set of which instruments shall be delivered to the Depositor, the Master Servicer, the Securities Administrator (if the Trustee is removed), the Trustee (if the Securities Administrator is removed), and the Trustee or Securities Administrator so removed and the successor so appointed. In the event that the Trustee or Securities Administrator is removed by the Holders of Certificates in accordance with this Section 9.08(c), the Holders of such Certificates shall be responsible for paying any compensation payable to a successor Trustee or successor Securities Administrator, in excess of the amount paid to the predecessor Trustee or predecessor Securities Administrator, as applicable.

         (d) No resignation or removal of the Trustee or the Securities Administrator and appointment of a successor Trustee or Securities Administrator pursuant to any of the provisions of this Section 9.08 shall become effective except upon appointment of and acceptance of such appointment by the successor Trustee or Securities Administrator as provided in Section 9.09.

         Section 9.09 Successor Trustee and Successor Securities Administrator.
                      --------------------------------------------------------

         (a) Any successor Trustee or Securities Administrator appointed as provided in Section 9.08 shall execute, acknowledge and deliver to the Depositor and to its predecessor Trustee or Securities Administrator an instrument accepting such appointment hereunder. The resignation or removal of the predecessor Trustee or Securities Administrator shall then become effective and such successor Trustee or Securities Administrator, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with like effect as if originally named as Trustee or Securities Administrator herein. The predecessor Trustee or Securities Administrator shall after payment of its outstanding fees and expenses promptly deliver to the successor Trustee or Securities Administrator, as applicable, all assets and records of the Trust held by it hereunder, and the Depositor and the predecessor Trustee or Securities Administrator, as applicable, shall execute and deliver such instruments and do such other things as may reasonably be required for more fully and certainly vesting and confirming in the successor Trustee or Securities Administrator, as applicable, all such rights, powers, duties and obligations.

         (b) No successor Trustee or Securities Administrator shall accept appointment as provided in this Section 9.09 unless at the time of such acceptance such successor Trustee or Securities Administrator shall be eligible under the provisions of Section 9.06.

         (c) Upon acceptance of appointment by a successor Trustee or Securities Administrator as provided in this Section 9.09, the successor Trustee or Securities Administrator shall mail notice of the succession of such Trustee or Securities Administrator hereunder to all Certificateholders at their addresses as shown in the Certificate Register and to the Rating Agencies. The Company shall pay the cost of any mailing by the successor Trustee or Securities Administrator.

         Section  9.10  Merger  or   Consolidation   of  Trustee  or  Securities
                        --------------------------------------------------------
Administrator.  Any state bank or trust company or national banking  association
-------------
into which the Trustee or the Securities Administrator may be merged or converted or with which it may be consolidated or any state bank or trust company or national banking association resulting from any merger, conversion or consolidation to which the Trustee or the Securities Administrator, respectively, shall be a party, or any state bank or trust company or national banking association succeeding to all or substantially all of the corporate trust business of the Trustee or the Securities Administrator, respectively, shall be the successor of the Trustee or the Securities Administrator, respectively, hereunder, provided such state bank or trust company or national banking association shall be eligible under the provisions of Section 9.06. Such succession shall be valid without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

         Section 9.11 Appointment of Co-Trustee or Separate Trustee.
                      ---------------------------------------------

         (a) Notwithstanding any other provisions hereof, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust or property constituting the same may at the time be located, the Depositor and the Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Trustee and the Depositor to act as co-trustee or co-trustees, jointly with the Trustee, or separate trustee or separate trustees, of all or any part of the Trust, and to vest in such Person or Persons, in such capacity, such title to the Trust, or any part thereof, and, subject to the other provisions of this
Section 9.11, such powers, duties, obligations, rights and trusts as the Depositor and the Trustee may consider necessary or desirable.

         (b) If the Depositor shall not have joined in such appointment within 15 days after the receipt by it of a written request so to do, the Trustee shall have the power to make such appointment without the Depositor.

         (c) No co-trustee or separate  trustee  hereunder  shall be required to meet the terms of eligibility as a successor Trustee under Section 9.06 hereunder and no notice to Certificateholders of the appointment of co-trustee(s) or separate trustee(s) shall be required under Section 9.08 hereof.

         (d) In the case of any appointment of a co-trustee or separate trustee pursuant to this Section 9.11, all rights, powers, duties and obligations conferred or imposed upon the Trustee and required to be conferred on such co-trustee shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (whether as Trustee hereunder or as successor to the Master Servicer hereunder), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust or any portion thereof


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

in any such jurisdiction) shall be exercised and performed by such separate trustee or co-trustee at the direction of the Trustee.

         (e) Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article IX. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee.

         (f) To the extent not prohibited by law, any separate trustee or co-trustee may, at any time, request the Trustee, its agent or attorney-in-fact, with full power and authority, to do any lawful act under or with respect to this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor Trustee.

         (g) No trustee under this Agreement shall be personally liable by reason of any act or omission of another trustee under this Agreement. The Depositor and the Trustee acting jointly may at any time accept the resignation of or remove any separate trustee or co-trustee.

         Section   9.12   Federal    Information    Returns   and   Reports   to
                          ------------------------------------------------------
Certificateholders; REMIC Administration.
----------------------------------------

         (a) For federal income tax purposes, the taxable year of each 2004-1 REMIC shall be a calendar year and the Securities Administrator shall maintain or cause the maintenance of the books of each such 2004-1 REMIC on the accrual method of accounting.

         (b) The Securities Administrator shall prepare and file or cause to be filed with the Internal Revenue Service, and the Trustee shall sign, Federal tax information returns or elections required to be made hereunder with respect to each 2004-1 REMIC, the Trust Fund, if applicable, and the Certificates containing such information and at the times and in the manner as may be required by the Code or applicable Treasury regulations, and shall furnish to each Holder of Certificates at any time during the calendar year for which such returns or reports are made such statements or information at the times and in the manner as may be required thereby, including, without limitation, reports relating to mortgaged property that is abandoned or foreclosed, receipt of mortgage interests in kind in a trade or business, a cancellation of indebtedness, interest, original issue discount and market discount or premium (using a constant prepayment assumption of 25% CPR). The Securities Administrator will apply for an Employee Identification Number from the IRS under Form SS-4 or any other acceptable method for all tax entities. In connection with the foregoing, the Securities Administrator shall timely prepare and file, and the Trustee shall sign, IRS Form 8811, which shall provide the name and address of the person who can be contacted to obtain information required to be reported to the holders of regular interests in each 2004-1 REMIC (the "REMIC Reporting Agent"). The Trustee shall


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

make elections to treat each 2004-1 REMIC as a REMIC (which elections shall apply to the taxable period ending December 31, 2004 and each calendar year thereafter) in such manner as the Code or applicable Treasury regulations may prescribe, and as described by the Securities Administrator. The Trustee shall sign all tax information returns filed pursuant to this Section and any other returns as may be required by the Code. The Holder of the largest percentage interest in the Class R Certificates is hereby designated as the "Tax Matters Person" (within the meaning of Treas. Reg. ss.ss.1.860F-4(d)) for each 2004-1 REMIC. The Securities Administrator is hereby designated and appointed as the agent of each such Tax Matters Person. Any Holder of a Residual Certificate will by acceptance thereof appoint the Securities Administrator as agent and attorney-in-fact for the purpose of acting as Tax Matters Person for each 2004-1 REMIC during such time as the Securities Administrator does not own any such Residual Certificate. In the event that the Code or applicable Treasury regulations prohibit the Trustee from signing tax or information returns or other statements, or the Securities Administrator from acting as agent for the Tax Matters Person, the Trustee and the Securities Administrator shall take whatever action that in its sole good faith judgment is necessary for the proper filing of such information returns or for the provision of a tax matters person, including designation of the Holder of the largest percentage interest in a Residual Certificate to sign such returns or act as tax matters person. Each Holder of a Residual Certificate shall be bound by this Section.

         (c) The Securities Administrator shall provide upon request and receipt of reasonable compensation, such information as required in Section 860D(a)(6)(B) of the Code to the Internal Revenue Service, to any Person purporting to transfer a Residual Certificate to a Person other than a transferee permitted by Section 5.05(b), and to any regulated investment company, real estate investment trust, common trust fund, partnership, trust, estate, organization described in Section 1381 of the Code, or nominee holding an interest in a pass-through entity described in Section 860E(e)(6) of the Code, any record holder of which is not a transferee permitted by Section 5.05(b) (or which is deemed by statute to be an entity with a disqualified member).

         (d) The Securities Administrator shall prepare and file or cause to be filed, and the Trustee shall sign, any state income tax returns required under Applicable State Law with respect to each REMIC or the Trust Fund. (e)
Notwithstanding any other provision of this Agreement, the Trustee and the Securities Administrator shall comply with all federal withholding requirements respecting payments to Certificateholders of interest or original issue discount on the Mortgage Loans, that the Trustee or the Securities Administrator reasonably believes are applicable under the Code. The consent of Certificateholders shall not be required for such withholding. In the event the Trustee or the Securities Administrator withholds any amount from interest or original issue discount payments or advances thereof to any Certificateholder pursuant to federal withholding requirements, the Trustee or the Securities Administrator shall, together with its monthly report to such Certificateholders, indicate such amount withheld.

         (f) The Trustee and the Securities Administrator agree to indemnify the Trust Fund and the Depositor for any taxes and costs including, without limitation, any reasonable attorneys fees imposed on or incurred by the Trust Fund, the Depositor or the Master Servicer, as a result of a breach of the Trustee's covenants and the Securities Administrator's covenants, respectively,


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set forth in this Section 9.12; provided, however, such liability and obligation to indemnify in this paragraph shall be several and not joint and neither the Trustee nor the Securities Administrator shall be liable or be obligated to indemnify the Trust Fund for the failure by the other to perform any duty under this Agreement or the breach by the other of any covenant in this Agreement.


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


                                    ARTICLE X
                                   Termination

         Section  10.01  Termination  Upon  Repurchase  by the  Depositor or its
                         -------------------------------------------------------
Designee or Liquidation of the Mortgage Loans.
---------------------------------------------

         (a) Subject to Section 10.02, the respective obligations and responsibilities of the Depositor, the Trustee, the Master Servicer and the Securities Administrator created hereby, other than the obligation of the Trustee to make payments to Certificateholders as hereinafter set forth shall terminate:

             (i) the repurchase by or at the direction of the Depositor or its designee of all of the Mortgage Loans and all related REO Property remaining in the Trust at a price (the "Termination Purchase Price") equal to the sum of (a) 100% of the Outstanding Principal Balance of each Mortgage Loan in such Loan Group (other than a Mortgage Loan related to REO Property) as of the date of repurchase, net of the principal portion of any unreimbursed Monthly Advances on the Mortgage Loans unpaid to, but not including, the first day of the month of repurchase, (b) the appraised value of any related REO Property, less the good faith estimate of the Depositor of liquidation expenses to be incurred in connection with its disposal thereof (but not more than the Outstanding Principal Balance of the related Mortgage Loan, together with interest at the applicable Mortgage Interest Rate accrued on that balance but unpaid to, but not including, the first day of the month of repurchase), such appraisal to be calculated by an appraiser mutually agreed upon by the Depositor and the Trustee at the expense of the Depositor, (c) unreimbursed out-of pocket costs of the Master Servicer, including unreimbursed servicing advances and the principal portion of any unreimbursed Monthly Advances, made on the Mortgage Loans prior to the exercise of such repurchase right and (d) any unreimbursed costs and expenses of the Trustee and the Securities Administrator payable pursuant to
Section 9.05;

             (ii) the later of the making of the final payment or other liquidation, or any advance with respect thereto, of the last Mortgage Loan, remaining in the Trust Fund or the disposition of all property acquired with respect to any Mortgage Loan; provided, however, that in the event that an advance has been made, but not yet recovered, at the time of such termination, the Person having made such advance shall be entitled to receive, notwithstanding such termination, any payments received subsequent thereto with respect to which such advance was made; or

             (iii) the payment to the Certificateholders of all amounts required to be paid to them pursuant to this Agreement.

         (b) In no event, however, shall the Trust created hereby continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late Ambassador of the United States to the Court of St. James's, living on the date of this Agreement.

         (c) (i) The right of the Depositor or its designee to repurchase all the assets of the Trust Fund described in Section 10.01(a)(i) above shall be exercisable only if (i) the aggregate

Stated Principal Balance of the Mortgage Loans at the time of any such repurchase is less than 10% of the sum of the Cut-off Date Balance or (ii) the Depositor, based upon an Opinion of Counsel addressed to the Depositor, the Trustee and the Sercurities Administrator has determined that the REMIC status of any 2004-1 REMIC has been lost or that a substantial risk exists that such REMIC status will be lost for the then-current taxable year. At any time thereafter, in the case of (i) or (ii) above, the Depositor may elect to terminate any 2004-1 REMIC at any time, and upon such election, the Depositor or its designee, shall purchase in accordance with Section 10.01(a)(i) above all the assets of the Trust Fund.

         (d)  The  Trustee  shall  give  notice  of  any   termination   to  the
Certificateholders, with a copy to the Master Servicer, the Securities Administrator and the Rating Agencies, upon which the Certificateholders shall surrender their Certificates to the Trustee for payment of the final distribution and cancellation. Such notice shall be given by letter, mailed not earlier than the l5th day and not later than the 25th day of the month next preceding the month of such final distribution, and shall specify (i) the Distribution Date upon which final payment of the Certificates will be made upon presentation and surrender of the Certificates at the office of the Trustee therein designated, (ii) the amount of any such final payment and (iii) that the Record Date otherwise applicable to such Distribution Date is not applicable, payments being made only upon presentation and surrender of the Certificates at the office of the Trustee therein specified.

         (e) If the option of the Depositor to repurchase or cause the repurchase of all assets of the Trust Fund described in Section 10.01(a)(i) above is exercised, the Depositor and/or its designee shall deliver to the Trustee for deposit in the Distribution Account, by the Business Day prior to the applicable Distribution Date, an amount equal to the Termination Purchase Price. Upon presentation and surrender of the Certificates by the Certificateholders, the Trustee shall distribute to the Certificateholders as directed by the Securities Administrator in writing an amount determined as follows: with respect to each Certificate (other than the Class R Certificates), the outstanding Current Principal Amount, plus with respect to each Certificate (other than the Class R Certificates), one month's interest thereon at the applicable Pass-Through Rate; and with respect to the Class R Certificates, the percentage interest evidenced thereby multiplied by the difference, if any, between the above described repurchase price and the aggregate amount to be distributed to the Holders of the Certificates (other than the Class R Certificates). If the proceeds with respect to the Mortgage Loans are not sufficient to pay all of the Certificates in full (other than the Class R Certificates), any such deficiency will be allocated first, to the Class B Certificates, in inverse order of their numerical designation, second, to the Class M Certificates and then to the Senior Certificates, on a pro rata basis. Upon deposit of the required repurchase price and following such final Distribution Date, the Trustee shall release promptly (or cause the Custodian to release) to Depositor and/or its designee the Mortgage Files for the remaining applicable Mortgage Loans, and the Accounts with respect thereto shall terminate, subject to the Trustee's obligation to hold any amounts payable to the Certificateholders in trust without interest pending final distributions pursuant to Section 10.01(g). Any other amounts remaining in the Accounts will belong to the Depositor.

         (f) In the event that this Agreement is terminated by reason of the payment or liquidation of all Mortgage Loans or the disposition of all property acquired with respect to all Mortgage Loans under Section 10.01(a)(ii) above, the Master Servicer shall deliver to the Trustee for deposit in the Distribution Account all distributable amounts remaining in the Master


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

Servicer Collection Account. Upon the presentation and surrender of the Certificates, the Trustee shall distribute to the remaining Certificateholders, pursuant to the written direction of the Securities Administrator and in accordance with their respective interests, all distributable amounts remaining in the Distribution Account. Upon deposit by the Master Servicer of such distributable amounts, and following such final Distribution Date, the Trustee shall release promptly to the Depositor or its designee the Mortgage Files for the remaining Mortgage Loans, and the Master Servicer Collection Account and the Distribution Account shall terminate, subject to the Trustee's obligation to hold any amounts payable to the Certificateholders in trust without interest pending final distributions pursuant to this Section 10.01(f).

         (g) If not all of the Certificateholders shall surrender their Certificates for cancellation within six months after the time specified in the above-mentioned written notice, the Trustee shall give a second written notice to the remaining Certificateholders to surrender their Certificates for cancellation and receive the final distribution with respect thereto. If within six months after the second notice, not all the Certificates shall have been surrendered for cancellation, the Trustee may take appropriate steps, or appoint any agent to take appropriate steps, to contact the remaining Certificateholders concerning surrender of their Certificates, and the cost thereof shall be paid out of the funds and other assets which remain subject to this Agreement.

         Section 10.02 Additional Termination Requirements. (a) If the option of
                       -----------------------------------
the Depositor to repurchase all the Mortgage Loans under Section 10.01(a)(i) above is exercised, the Trust Fund and each 2004-1 REMIC shall be terminated in accordance with the following additional requirements, unless the Trustee has been furnished with an Opinion of Counsel addressed to the Trustee to the effect that the failure of the Trust to comply with the requirements of this Section
10.02 will not (i) result in the imposition of taxes on "prohibited transactions" as defined in Section 860F of the Code on each 2004-1 REMIC or
(ii) cause any 2004-1 REMIC to fail to qualify as a 2004-1 REMIC at any time that any Regular Certificates are outstanding:

             (i) within 90 days prior to the final Distribution Date, at the written direction of Depositor, the Trustee, as agent for the respective Tax Matters Persons, shall adopt a plan of complete liquidation of each 2004-1 REMIC in the case of a termination under Section 10.01(a)(i). Such plan, which shall be provided to the Trustee by Depositor, shall meet the requirements of a "qualified liquidation" under Section 860F of the Code and any regulations thereunder.

             (ii) the Depositor shall notify the Trustee at the commencement of such 90-day liquidation period and, at or prior to the time of making of the final payment on the Certificates, the Trustee shall sell or otherwise dispose of all of the remaining assets of the Trust Fund in accordance with the terms hereof; and

             (iii) at or after the time of adoption of such a plan of complete liquidation of any 2004-1 REMIC and at or prior to the final Distribution Date, the Trustee shall sell for cash all of the assets of the Trust to or at the direction of the Depositor, and each 2004-1 REMIC, shall terminate at such time.

         (b) By their acceptance of the Residual Certificates, the Holders thereof hereby (i) agree to adopt such a plan of complete liquidation of the related 2004-1 REMIC upon the written request of the Depositor, and to take such action in connection therewith as may be reasonably requested by the Depositor and (ii) appoint the Depositor as their attorney-in-fact, with full power of substitution, for purposes of adopting such a plan of complete liquidation. The Trustee shall adopt such plan of liquidation by filing the appropriate statement on the final tax return of each 2004-1 REMIC. Upon complete liquidation or final distribution of all of the assets of the Trust Fund, the Trust Fund and each 2004-1 REMIC shall terminate.


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

                                   ARTICLE XI
                            Miscellaneous Provisions

         Section  11.01 Intent of Parties.  The parties  intend that each 2004-1
                        -----------------
REMIC shall be treated as a REMIC for federal income tax purposes and that the provisions of this Agreement should be construed in furtherance of this intent. Notwithstanding any other express or implied agreement to the contrary, the Seller, the Master Servicer, the Securities Administrator, the Depositor, the Trustee, each recipient of the related Prospectus Supplement and, by its acceptance thereof, each holder of a Certificate, agrees and acknowledges that each party hereto has agreed that each of them and their employees, representatives and other agents may disclose, immediately upon commencement of discussions, to any and all persons the tax treatment and tax structure of the Certificates and the 2004-1 REMICs, the transactions described herein and all materials of any kind (including opinions and other tax analyses) that are provided to any of them relating to such tax treatment and tax structure except where confidentiality is reasonably necessary to comply with the securities laws of any applicable jurisdiction. For purposes of this paragraph, the terms "tax treatment" and "tax structure" have the meanings set forth in Treasury Regulation Sections 1.6011-4(c), 301.6111-2(c) and 301.6112-1(d).

         Section 11.02 Amendment.
                       ---------

         (a) This Agreement may be amended from time to time by the Company, the Depositor, the Master Servicer, the Securities Administrator and the Trustee, without notice to or the consent of any of the Certificateholders, to cure any ambiguity, to correct or supplement any provisions herein or therein that may be defective or inconsistent with any other provisions herein or therein, to comply with any changes in the Code or to make any other provisions with respect to matters or questions arising under this Agreement which shall not be inconsistent with the provisions of this Agreement; provided, however, that such action shall not, as evidenced by an Opinion of Independent Counsel, addressed to the Trustee, adversely affect in any material respect the interests of any Certificateholder.

         (b) This Agreement may also be amended from time to time by the Company, the Master Servicer, the Depositor, the Securities Administrator and the Trustee, with the consent of the Holders of Certificates evidencing Fractional Undivided Interests aggregating not less than 51% of the Trust Fund or of the applicable Class or Classes, if such amendment affects only such Class or Classes, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Certificateholders; provided, however, that no such amendment shall (i) reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be distributed on any Certificate without the consent of the Holder of such Certificate, (ii) reduce the aforesaid percentage of Certificates the Holders of which are required to consent to any such amendment, without the consent of the Holders of all Certificates then outstanding, or (iii) cause any 2004-1 REMIC to fail to qualify as a REMIC for federal income tax purposes, as evidenced by an Opinion of Independent Counsel addressed to the Trustee which shall be provided to the Trustee other than at the Trustee's expense. Notwithstanding any other provision of this Agreement, for purposes of the giving or withholding of consents pursuant to this Section 11.02(b), Certificates registered in the name of or held for the benefit of the Depositor, the Securities Administrator, the Master Servicer, or the Trustee or any Affiliate thereof shall be entitled to vote their Fractional Undivided Interests with respect to matters affecting such Certificates.

         (c) Promptly after the execution of any such amendment, the Trustee shall furnish a copy of such amendment or written notification of the substance of such amendment to each Certificateholder, with a copy to the Rating Agencies.

         (d) In the case of an amendment under Section 11.02(b) above, it shall not be necessary for the Certificateholders to approve the particular form of such an amendment. Rather, it shall be sufficient if the Certificateholders approve the substance of the amendment. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable regulations as the Trustee may prescribe.

         (e) Prior to the execution of any amendment to this Agreement, the Trustee shall be entitled to receive and rely upon an Opinion of Counsel addressed to the Trustee stating that the execution of such amendment is authorized or permitted by this Agreement. The Trustee and the Securities Administrator may, but shall not be obligated to, enter into any such amendment which affects the Trustee's or the Securities Administrator's own respective rights, duties or immunities under this Agreement.

         Section  11.03  Recordation  of Agreement.  To the extent  permitted by
                         -------------------------
applicable law, this Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the Mortgaged Properties are situated, and in any other appropriate public recording office or elsewhere. The Depositor shall effect such recordation, at the expense of the Trust upon the request in writing of a Certificateholder, but only if such direction is accompanied by an Opinion of Counsel (provided at the expense of the Certificateholder requesting recordation) to the effect that such recordation would materially and beneficially affect the interests of the Certificateholders or is required by law.

         Section 11.04 Limitation on Rights of Certificateholders.
                       ------------------------------------------

         (a) The death or incapacity of any Certificateholder shall not terminate this Agreement or the Trust, nor entitle such Certificateholder's legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding up of the Trust, nor otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

         (b) Except as expressly provided in this Agreement, no Certificateholders shall have any right to vote or in any manner otherwise control the operation and management of the Trust, or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Certificates, be construed so as to establish the Certificateholders from time to time as partners or members of an association; nor shall any Certificateholders be under any liability to any third Person by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

         (c) No Certificateholder shall have any right by virtue of any provision of this Agreement to institute any suit, action or proceeding in equity or at law upon, under or with respect to this Agreement against the Depositor, the Securities Administrator, the Master Servicer or any successor to any such parties unless (i) such Certificateholder previously shall have given to the Trustee a written notice of a continuing default, as herein provided,
(ii) the Holders of Certificates evidencing Fractional Undivided Interests aggregating not less than 51% of the Trust Fund shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs and expenses and liabilities to be incurred therein or thereby, and (iii) the Trustee, for 60 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding.

         (d) No one or more Certificateholders shall have any right by virtue of any provision of this Agreement to affect the rights of any other Certificateholders or to obtain or seek to obtain priority or preference over any other such Certificateholder, or to enforce any right under this Agreement, except in the manner herein provided and for the equal, ratable and common benefit of all Certificateholders. For the protection and enforcement of the provisions of this Section 11.04, each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

         Section 11.05 Acts of Certificateholders.
                       --------------------------

         (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Agreement to be given or taken by Certificateholders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Certificateholders in person or by an agent duly appointed in writing. Except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where it is expressly required, to the Depositor. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Agreement and conclusive in favor of the Trustee and the Depositor, if made in the manner provided in this Section 11.05.

         (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his or her individual capacity, such certificate or affidavit shall also constitute sufficient proof of his or her authority. The fact and date of the execution of any such instrument or writing, or the authority of the individual executing the same, may also be proved in any other manner which the Trustee deems sufficient.

         (c) The ownership of Certificates (notwithstanding any notation of ownership or other writing on such Certificates, except an endorsement in accordance with Section 5.02 made on a Certificate presented in accordance with
Section  5.04)  shall be proved by the  Certificate

Register, and neither the Trustee, the Securities Administrator, the Depositor, the Master Servicer nor any successor to any such parties shall be affected by any notice to the contrary.

         (d) Any request, demand, authorization, direction, notice, consent, waiver or other action of the holder of any Certificate shall bind every future holder of the same Certificate and the holder of every Certificate issued upon the registration of transfer or exchange thereof, if applicable, or in lieu thereof with respect to anything done, omitted or suffered to be done by the Trustee, the Securities Administrator, the Depositor, the Master Servicer or any successor to any such party in reliance thereon, whether or not notation of such action is made upon such Certificates.

         (e) In determining whether the Holders of the requisite percentage of Certificates evidencing Fractional Undivided Interests have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Certificates owned by the Trustee, the Securities Administrator, the Depositor, the Master Servicer or any Affiliate thereof shall be disregarded, except as otherwise provided in Section 11.02(b) and except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Certificates which a Responsible Officer of the Trustee actually knows to be so owned shall be so disregarded. Certificates which have been pledged in good faith to the Trustee, the Securities Administrator, the Depositor, the Master Servicer or any Affiliate thereof may be regarded as outstanding if the pledgor establishes to the satisfaction of the Trustee the pledgor's right to act with respect to such Certificates and that the pledgor is not an Affiliate of the Trustee, the Securities Administrator, the Depositor, or the Master Servicer, as the case may be.

         Section 11.06 Governing Law. THIS AGREEMENT AND THE CERTIFICATES  SHALL
                       -------------
BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO ITS CONFLICT OF LAWS RULES (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW, WHICH THE PARTIES HERETO EXPRESSLY RELY UPON IN THE CHOICE OF SUCH LAW AS THE GOVERNING LAW HEREUNDER) AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

         Section 11.07 Notices.  All demands and notices  hereunder  shall be in
                       -------
writing and shall be deemed given when delivered at (including delivery by facsimile) or mailed by registered mail, return receipt requested, postage prepaid, or by recognized overnight courier, to (i) in the case of the Depositor, 383 Madison Avenue, New York, New York 10179, Attention: Vice President-Servicing, telecopier number: (212) 272-5591, or to such other address as may hereafter be furnished to the other parties hereto in writing; (ii) in the case of the Trustee, at its Corporate Trust Office, or such other address as may hereafter be furnished to the other parties hereto in writing; (iii) in the case of the Company, 383 Madison Avenue, New York, New York 10179, Attention:
Vice President-Servicing, telecopier number: (212) 272-5591, or to such other address as may hereafter be furnished to the other parties hereto in writing;
(iv) in the case of the Master Servicer or Securities Administrator, Wells Fargo Bank, National Association, P.O. Box 98, Columbia Maryland 21046 (or, in the case of overnight deliveries, 9062 Old Annapolis Road, Columbia, Maryland 21045) (Attention: Corporate Trust Services - BSALTA

2004-1), facsimile no.: (410) 715-2380, or such other address as may hereafter be furnished to the other parties hereto in writing; or (v) in the case of the Rating Agencies, Moody's Investors Service, Inc., 99 Church Street, New York, New York 10007 and Standard & Poor's, a division of The McGraw-Hill Companies, Inc., 55 Water Street, New York, New York 10041. Any notice delivered to the
Depositor, the Master Servicer, the Securities Administrator or the Trustee under this Agreement shall be effective only upon receipt. Any notice required or permitted to be mailed to a Certificateholder, unless otherwise provided herein, shall be given by first-class mail, postage prepaid, at the address of such Certificateholder as shown in the Certificate Register. Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given when mailed, whether or not the Certificateholder receives such notice.

         Section 11.08  Severability  of  Provisions.  If any one or more of the
                        ----------------------------
covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severed from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the holders thereof.

         Section 11.09 Successors and Assigns.  The provisions of this Agreement
                       ----------------------
shall be binding upon and inure to the benefit of the respective successors and assigns of the parties hereto.

         Section  11.10  Article and Section  Headings.  The article and section
                         -----------------------------
headings herein are for convenience of reference only, and shall not limit or otherwise affect the meaning hereof.

         Section 11.11  Counterparts.  This  Agreement may be executed in two or
                        ------------
more counterparts each of which when so executed and delivered shall be an original but all of which together shall constitute one and the same instrument.

         Section  11.12  Notice to Rating  Agencies.  The  article  and  section
                         --------------------------
headings herein are for convenience of reference only, and shall not limited or otherwise affect the meaning hereof. The Trustee shall promptly provide notice to each Rating Agency with respect to each of the following of which a Responsible Officer of the Trustee has actual knowledge:

         1. Any material change or amendment to this Agreement or the Servicing Agreements;

         2. The occurrence of any Event of Default that has not been cured;

         3. The resignation or termination of the Master Servicer, the Trustee or the Securities Administrator;
         4. The repurchase or substitution of Mortgage Loans;

         5. The final payment to Certificateholders; and

         6. Any change in the location of the Master Servicer Collection Account or the Distribution Account.

         IN WITNESS WHEREOF, the Depositor, the Trustee, the Master Servicer and the Securities Administrator have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

                                               STRUCTURED ASSET MORTGAGE
                                               INVESTMENTS II INC., as Depositor


                                               By:
                                                  ------------------------------
                                                  Name:
                                                  Title:



                                               JPMORGAN CHASE BANK, as Trustee


                                               By:
                                                  ------------------------------
                                                  Name:
                                                  Title:



                                               WELLS FARGO BANK, NATIONAL
                                               ASSOCIATION, as Master Servicer


                                               By:
                                                  ------------------------------
                                                  Name:
                                                  Title:



                                               WELLS FARGO BANK, NATIONAL
                                               ASSOCIATION, as Securities
                                               Administrator


                                               By:
                                                  ------------------------------
                                                  Name:
                                                  Title:


                                     [PSA]

                                               EMC MORTGAGE CORPORATION


                                               By:
                                                  ------------------------------
                                                  Name:
                                                  Title:

Accepted and Agreed as to
Sections 2.01, 2.02, 2.03, 2.04 and 9.09(c)
in its capacity as Seller


EMC MORTGAGE CORPORATION


By:
   ---------------------------------
   Name:
   Title:









                                     [PSA]

STATE OF NEW YORK     )
                      ) ss.:
COUNTY OF NEW YORK    )

         On the 27th day of February, 2004 before me, a notary public in and for said State, personally appeared Baron Silverstein, known to me to be a Vice President of Structured Asset Mortgage Investments II Inc., the corporation that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.



                                               ---------------------------------
                                               Notary Public



[Notarial Seal]







                                     [PSA]

STATE OF NEW YORK     )
                      ) ss.:
COUNTY OF NEW YORK    )

         On the 27th day of February, 2004 before me, a notary public in and for said State, personally appeared Eboni Dawkins, known to me to be a Trust Officer of JPMorgan Chase Bank, the entity that executed the within instrument, and also known to me to be the person who executed it on behalf of said entity, and acknowledged to me that such entity executed the within instrument.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.



                                               ---------------------------------
                                               Notary Public


[Notarial Seal]








                                     [PSA]

STATE OF MARYLAND     )
                      ) ss.:
COUNTY OF HOWARD      )

         On the 27th day of February, 2004 before me, a notary public in and for said State, personally appeared Stacey Taylor, known to me to be an Assistant Vice President of Wells Fargo Bank, National Association, the entity that executed the within instrument, and also known to me to be the person who executed it on behalf of said entity, and acknowledged to me that such entity executed the within instrument.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.



                                               ---------------------------------
                                               Notary Public


[Notarial Seal]




                                     [PSA]

STATE OF MARYLAND     )
                      ) ss.:
COUNTY OF HOWARD      )

         On the 27th day of February, 2004 before me, a notary public in and for said State, personally appeared Stacey Taylor, known to me to be a Assistant Vice President of Wells Fargo Bank, National Association, the entity that executed the within instrument, and also known to me to be the person who executed it on behalf of said entity, and acknowledged to me that such entity executed the within instrument.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.



                                               ---------------------------------
                                               Notary Public



[Notarial Seal]



                                     [PSA]

STATE OF TEXAS        )
                      ) ss.:
COUNTY OF DALLAS      )

         On the 27th day of February, 2004 before me, a notary public in and for said State, personally appeared ______________, known to me to be Executive Vice President of EMC Mortgage Corporation, the corporation that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.



                                               ---------------------------------
                                               Notary Public


[Notarial Seal]



                                     [PSA]

STATE OF TEXAS        )
                      ) ss.:
COUNTY OF DALLAS      )

         On the 27th day of February, 2004 before me, a notary public in and for said State, personally appeared Sherri Lauritson, known to me to be Executive Vice President of EMC Mortgage Corporation, the corporation that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.



                                               ---------------------------------
                                               Notary Public


[Notarial Seal]





                                     [PSA]

                                                                      APPENDIX 1


               CALCULATION OF CLASS Y PRINCIPAL REDUCTION AMOUNTS


         Class Y Principal Reduction Amounts: For any Distribution Date the amounts by which the principal balances of the Class Y-1, Class Y-2, Class Y-3, Class Y-4 and Class Y-5 Certificates respectively will be reduced on such distribution date by the allocation of Realized Losses and the distribution of principal, determined as follows:

         First for each of Group I, Group II, Group III, Group IV and Group V determine the weighted average pass-through rate for that Group for distributions of interest that will be made on the next succeeding Distribution Date (the "Group Interest Rate"). The Principal Reduction Amount for each of the Class Y Certificates will be determined pursuant to the "Generic solution for the Class Y Principal Reduction Amounts" set forth below (the "Generic Solution") by making identifications among the actual Groups and their related Class Y and Class Z Certificates and weighted average pass-through rates and the Groups named in the Generic Solution and their related Class Y and Class Z Certificates as follows:

         A. Determine which Group has the lowest Group Interest Rate. That Group will be identified with Group AA and the Class Y and Class Z Certificates related to that Group will be respectively identified with the Class YAA and Class ZAA Certificates. The Group Interest Rate for that Group will be identified with J%. If two or more Groups have the lowest Group Interest Rate pick one for this purpose, subject to the restriction that each Group may be picked only once in the course of any such selections pursuant to paragraphs A through E or this definition.

         B. Determine which Group has the second lowest Group Interest Rate. That Group will be identified with Group BB and the Class Y and Class Z
Certificates related to that Group will be respectively identified with the Class BB and Class ZBB Certificates. The Group Interest Rate for that Group will be identified with K%. If two or more Groups have the second lowest Group Interest Rate pick one for this purpose, subject to the restriction that each Group may be picked only once in the course of any such selections pursuant to paragraphs A through E or this definition.

         C. Determine which Group has the third lowest Group Interest Rate. That Group will be identified with Group CC and the Class Y and Class Z Certificates related to that Group will be respectively identified with the Class YCC and Class ZCC Certificates. The Group Interest Rate for that Group will be identified with L%. If two or more Groups have the third lowest Group Interest Rate pick one for this purpose, subject to the restriction that each Group may be picked only once in the course of any such selections pursuant to paragraphs A through E or this definition.

         D. Determine which Group has the fourth lowest Group Interest Rate. That Group will be identified with Group DD and the Class Y and Class Z Certificates related to that Group will be respectively identified with the Class YDD and Class ZDD Certificates. The Group Interest Rate for that Group will be identified with M%. If two or more Groups have the fourth lowest Group Interest Rate pick one for this purpose, subject to the restriction that each Group may be picked only once in the course of any such selections pursuant to paragraphs A through E or this definition.

         E. Determine which Group has the fifth lowest Group Interest Rate. That Group will be identified with Group EE and the Class Y and Class Z Certificates related to that Group will be respectively identified with the Class YEE and Class ZEE Certificates. The Group Interest Rate for that Group will be identified with N%. If two or more Groups have the fifth lowest Group Interest Rate pick one for this purpose, subject to the restriction that each Group may be picked only once in the course of any such selections pursuant to paragraphs A through E or this definition.

         Second, apply the Generic Solution set forth below to determine the Class Y Principal Reduction Amounts for the Distribution Date using the identifications made above.

         Generic Solution for the Class Y Principal Reduction Amounts: For any Distribution Date, the amounts by which the principal balances of the Class YAA, Class YBB, Class YCC, Class YDD and Class YEE Certificates respectively will be reduced on such Distribution Date by the allocation of Realized Losses and the distribution of principal, determined as follows:

For purposes of the succeeding formulas the following symbols shall have the meanings set forth below:

J%   =   the weighted average  pass-through rate on the Group AA mortgage loans for interest to be  distributed  on the next  succeeding  Distribution
         Date.

K%   =   the weighted average  pass-through rate on the Group BB mortgage loans for interest to be  distributed  on the next  succeeding  Distribution
         Date.

L%   =   the weighted average  pass-through rate on the Group CC mortgage loans for interest to be  distributed  on the next  succeeding  Distribution
         Date.

M%   =   the weighted average  pass-through rate on the Group DD mortgage loans for interest to be  distributed  on the next  succeeding  Distribution
         Date.

N%   =   the weighted average  pass-through  rate on the Group EE mortgage loans for  interest to be  distributed  on the next  succeeding  Distribution
         Date.

For purposes of the succeeding definitions and formulas, it is required that J%<=K%<=L%<=M%<=N%.

PJB  =   the Group AA Subordinate Amount after the allocation of Realized Losses and distributions of principal on such Distribution Date.

PKB  =   the Group BB Subordinate Amount after the allocation of Realized Losses and distributions of principal on such Distribution Date.

PLB  =   the Group CC Subordinate Amount after the allocation of Realized Losses and distributions of principal on such Distribution Date.

PMB  =   the Group DD Subordinate Amount after the allocation of Realized Losses and distributions of principal on such Distribution Date.

PNB  =   the Group EE Subordinate Amount after the allocation of Realized Losses and distributions of principal on such Distribution Date.

R    =   the Class CB Pass Through Rate
     =   (J%PJB + K%PKB + L%PLB + M%PMB +  N%PNB)/(PJB  + PKB + PLB + PMB + PNB)

R11  =   the weighted  average of the Group AA, Group BB, Group CC and Group DD
         Pass-Through Rates after giving effect to the allocation of Realized Losses and distributions of principal to be made on such Distribution Date

     = {J% (Pj - (DELTA)Pj) + K% (Pk - (DELTA)Pk) + L% (Pl - (DELTA)Pl) + M% (Pm - (DELTA)Pm)}/ (Pj - (DELTA)Pj + Pk - (DELTA)Pk + Pl - (DELTA)Pl + Pm - (DELTA)Pm)

R12  =   the Group EE Pass-Through Rate
     =   N%

R21  =   the  weighted  average  of  the  Group  AA,  Group  BB  and  Group  CC
         Pass-Through Rates after giving effect to the allocation of Realized Losses and distributions of principal to be made on such Distribution Date
     =   {J% (Pj - (DELTA)Pj)  + K% (Pk - (DELTA)Pk) + L% (Pl - (DELTA)Pl) }/(Pj
         - (DELTA)Pj + Pk - (DELTA)Pk + Pl - (DELTA)Pl )

R22  =   the weighted average of the Group DD and Group EE Pass-Through  Rates
     = {M% (Pm - (DELTA)Pm) + N% (Pn - (DELTA)Pn) }/( Pm - (DELTA)Pm + Pn - (DELTA)Pn )

R31  =   the weighted  average of the Group AA and Group BB Pass-Through  Rates
         after  giving  effect  to  the  allocation  of  Realized   Losses  and
         distributions of principal to be made on such Distribution Date
     = {(J% (Pj - (DELTA)Pj) + K% (Pk - (DELTA)Pk)}/(Pj - (DELTA)Pj + Pk - (DELTA)Pk)

R32  =   the  weighted  average  of  the  Group  CC,  Group  DD  and  Group  EE
         Pass-Through Rates after giving effect to the allocation of Realized Losses and distributions of principal to be made on such Distribution Date = { L% (Pl - (DELTA)Pl) + M% (Pm - (DELTA)Pm) + N% (Pn - (DELTA)Pn) }/( Pl - (DELTA)Pl + Pm - (DELTA)Pm + Pn - (DELTA)Pn)

R41  =   the Group AA Pass-Through  Rates after giving effect to the allocation of Realized Losses and distributions of principal to be made on such Distribution Date
     =   J%

R42  =   the weighted  average of the Group BB, Group CC, Group DD and Group EE
         Pass-Through Rates after giving effect to the allocation of Realized Losses and distributions of principal to be made on such Distribution Date

     = {K% (Pk - (DELTA)Pk) + L% (Pl - (DELTA)Pl) + M% (Pm - (DELTA)Pm) + N% (Pn - (DELTA)Pn) }/ ( Pk - (DELTA)Pk + Pl - (DELTA)Pl + Pm - (DELTA)Pm + Pn - (DELTA)Pn )

r11  =   the weighted  average of the Class YAA, Class YBB, Class YCC and Class
         YDD Pass-Through Rates = (J% Yj + K% Yk + L% Yl + M% Ym )/(Yj + Yk + Yl + Ym )

r12  =   the Class YEE Pass-Through Rate
     =   N%

r21  =   the  weighted  average  of the  Class  YAA,  Class  YBB and  Class YCC
         Pass-Through Rates

     =   (J% Yj + K% Yk + L% Yl )/(Yj + Yk + Yl )

r22  =   the weighted average of the Class YDD and Class YEE Pass-Through Rates
     =   (M% Ym + N% Yn )/( Ym + Yn )

r31  =   the weighted average of the Class YAA and Class YBB Pass-Through Rates
     =   (J% Yj + K% Yk )/(Yj + Yk )

r32  =   the  weighted average  of the  Class  YCC,  Class  YDD and  Class  YEE
         Pass-Through Rates
     =   ( L% Yl + M% Ym + N% Yn)/( Yl + Ym + Yn )

r41  =   the Class YAA Pass-Through Rate
     =   J%

r42  =   the weighted  average of the Class YBB, Class YCC, Class YDD and Class
         YEE Pass-Through Rates = (K% Yk + L% Yl + M% Ym + N% Yn )/(Yk + Yl + Ym + Yn )

Yj   =   the principal balance of the Class YAA Certificates after distributions on the prior Distribution Date.

Yk   =   the principal balance of the Class YBB Certificates after distributions on the prior Distribution Date.

Yl   =   the principal balance of the Class YCC Certificates after distributions on the prior Distribution Date.

Ym   =   the principal balance of the Class YDD Certificates after distributions on the prior Distribution Date.

Yn   =   the principal balance of the Class YEE Certificates after distributions on the prior Distribution Date.

(DELTA)Yj = the Class YAA Principal Reduction Amount.

(DELTA)Yk = the Class YBB Principal Reduction Amount.

(DELTA)Yl = the Class YCC Principal Reduction Amount.

(DELTA)Ym = the Class YDD Principal Reduction Amount.

(DELTA)Yn = the Class YEE Principal Reduction Amount.

Zj   =   the principal balance of the Class ZAA Certificates after distributions on the prior Distribution Date.

Zk   =   the principal balance of the Class ZBB Certificates after distributions on the prior Distribution Date.

Zl   =   the principal balance of the Class ZCC Certificates after distributions on the prior Distribution Date.

Zm   =   the principal balance of the Class ZDD Certificates after distributions on the prior Distribution Date.

Zn   =   the principal balance of the Class ZEE Certificates after distributions on the prior Distribution Date.

(DELTA)Zj = the Class ZAA Principal Reduction Amount.

(DELTA)Zk = the Class ZBB Principal Reduction Amount.

(DELTA)Zl = the Class ZCC Principal Reduction Amount.

(DELTA)Zm = the Class ZDD Principal Reduction Amount.

(DELTA)Zn = the Class ZEE Principal Reduction Amount.

Pj   =   the  aggregate  principal  balance  of the  Class  YAA and  Class ZAA
         Certificates after distributions on the prior Distribution Date.

     =   Yj + Zj

Pk   =   the  aggregate  principal  balance  of the  Class  YBB and  Class ZBB
         Certificates after distributions on the prior Distribution Date.
     =   Yk + Zk

Pl   =   the  aggregate  principal  balance  of the  Class  YCC and  Class ZCC
         Certificates after distributions on the prior Distribution Date.
     =   Yl + Zl =

Pm   =   the  aggregate  principal  balance  of the  Class  YAA and  Class ZAA
         Certificates after distributions on the prior Distribution Date.
     =   Ym + Zm

Pn   =   the  aggregate  principal  balance  of the  Class  YAA and  Class ZAA
         Certificates after distributions on the prior Distribution Date.
     =   Yn + Zn

(DELTA)Pj= the aggregate amount of principal reduction occurring with respect to the Group AA mortgage loans from Realized Losses or payments of principal to be allocated on such Distribution Date net of any such amounts allocated to the Class R-I Certificate or to any class of principal only certificates created by ratio stripping the mortgage loans of Group AA
     =   the  aggregate  of the  Class YAA and  Class  ZAA  Principal  Reduction
         Amounts.
     =  (DELTA)Yj + (DELTA)Zj

(DELTA)Pk= the aggregate  amount of principal  reduction  occurring with respect to the Group BB mortgage loans from Realized Losses or payments of principal to be allocated on such Distribution Date net of any such amounts allocated to the Class R-I Certificate or to any class of principal only certificates created by ratio stripping the mortgage loans of Group BB
     =   the  aggregate  of the  Class YBB and  Class  ZBB  Principal  Reduction
         Amounts.
     =   (DELTA)Yk + (DELTA)Zk

(DELTA)Pl= the aggregate amount of principal reduction occurring with respect to the Group CC mortgage loans from Realized Losses or payments of principal to be allocated on such Distribution Date net of any such amounts allocated to the Class R-I Certificate or to any class of principal only certificates created by ratio stripping the mortgage loans of Group CC
     =   the  aggregate  of the  Class YCC and  Class  ZCC  Principal  Reduction
         Amounts.
     =   (DELTA)Yl + (DELTA)Zl

(DELTA)Pm= the aggregate  amount of principal  reduction  occurring with respect to the Group DD mortgage loans from Realized Losses or payments of principal to be allocated on such Distribution Date net of any such amounts allocated to the Class R-I Certificate or to any class of principal only certificates created by ratio stripping the mortgage loans of Group DD
     =   the  aggregate  of the  Class YDD and  Class  ZDD  Principal  Reduction
         Amounts.
     =   (DELTA)Ym + (DELTA)Zm

(DELTA)Pn= the aggregate  amount of principal  reduction  occurring with respect to the Group EE mortgage loans from Realized Losses or payments of principal to be allocated on such Distribution Date net of any such amounts allocated to the Class R-I Certificate or to any class of principal only certificates created by ratio stripping the mortgage loans of Group EE
     =   the  aggregate  of the  Class YEE and  Class  ZEE  Principal  Reduction
         Amounts.
     =   (DELTA)Yn + (DELTA)Zn

(alpha) = .0005

(gamma)1 = (R - R11)/(R12 - R). If R=>M%, (gamma)1 is a non-negative number unless its denominator is zero, in which event it is undefined.

(gamma)2 = (R - R21)/(R22 - R). If R=>L%, (gamma)2 is a non-negative number unless its denominator is zero, in which event it is undefined.

(gamma)3 = (R - R31)/(R32 - R). If R=>K%, (gamma)3 is a non-negative number unless its denominator is zero, in which event it is undefined.

(gamma)4 = (R - R41)/(R42-R). If R < K%, (gamma)4 is a non-negative number unless its denominator is zero, in which event it is undefined.

If (gamma)1 is undefined,  (DELTA)Yj = Yj, (DELTA)Yk = Yk, (DELTA)Yl = Yl,
   (DELTA)Ym = Ym and (DELTA)Yn = (Yn/Pn)(DELTA)Pn.

If (gamma)7  is  zero,  (DELTA)Yj  =  (Yj/Pj)(DELTA)Pj,  (DELTA)Yk  =  Yk,
   (DELTA)Yl = Yl, (DELTA)Ym = Ym and (DELTA)Yn = Yn.

In the remaining situations, (DELTA)Yj, (DELTA)Yk, (DELTA)Yl, (DELTA)Ym and (DELTA)Yn shall be defined as follows:

I. If R=>M%, make the following additional definitions:

(delta)1Yj =      0, if R11< r11;

         (R11- r11)( Yj + Yk + Yl + Ym)Yj/
                  {(R11 - J%)Yj + (R11 - K%)Yk + (R11 - L%)Yl +
                  (R11 - M%)Ym }, if R11=> r11 and R11=>M%;

         (R11- r11)( Yj + Yk + Yl + Ym )Yj/
                  {(R11 - J%)Yj + (R11 - K%)Yk + (R11 - L%)Yl }, if R11=> r11
                   and M%>R11=>L%;

         (R11- r11)( Yj + Yk + Yl + Ym )Yj/
                  {(R11-J%)Yj + (R11 - K%)Yk }, if R11=> r11 and L%>R11=>K%; and

         (R11- r11)( Yj + Yk + Yl + Ym )/(R11 - J%), if R11=> r11 and
         K%>R11=>J%.

(delta)1Yk =      0, if R11< r11 and R11=>K%;
         (R11- r11)( Yj + Yk + Yl + Ym)Yk/
                  {(R11 - K%)Yk + (R11 - L%)Yl + (R11 - M%)Ym },if R11< r11 and
                   R11 < K%;

         (R11-    r11)(  Yj + Yk + Yl + Ym  )Yk/  {(R11 - J%)Yj + (R11 - K%)Yk +
                  (R11 - L%)Yl +
                  (R11 - M%)Ym }, if R11=> r11 and R11=>M%;

         (R11- r11)( Yj + Yk + Yl + Ym )Yk/
                  {(R11 - J%)Yj + (R11 - K%)Yk + (R11 - L%)Yl }, if R11=> r11
                   and M%>R11=>L%;

         (R11- r11)( Yj + Yk + Yl + Ym )Yk/{(R11 - J%)Yj + (R11 - K%)Yk },
                   if R11=> r11 and L%>R11=>K%; and

         0, if R11=> r11 and R11 < K%.

(delta)1Yl =      0, if R11< r11 and R11=>L%;

         (R11- r11)( Yj + Yk + Yl + Ym)Yl/
               { (R11 - L%)Yl + (R11 - M%)Ym }, if R11 < r11 and K% < =R11 < L%;

         (R11- r11)( Yj + Yk + Yl + Ym)Yl/
                  { (R11 - K%)Yk + (R11 - L%)Yl + (R11 - M%)Ym }, if R11 < r11
                     and R11 < K%;

         (R11- r11)( Yj + Yk + Yl + Ym)Yl/
                  {(R11 - J%)Yj + (R11 - K%)Yk + (R11 - L%)Yl +
                  (R11 - M%)Ym },  if R11= > r11 and R11= > M%;

         (R11- r11)( Yj + Yk + Yl + Ym )Yl/
                  {(R11 - J%)Yj + (R11 - K%)Yk + (R11 - L%)Yl }, if R11=> r11
                    and M%>R11=>L%;

         0, if R11=> r11 and R11 < L%.

(delta)1Ym =      0, if R11 < r11 and R11= > M%;

         (R11- r11)( Yj + Yk + Yl + Ym)/(R11 - M%), if R11< r11 and L% < = R11
          < M%;

         (R11- r11)( Yj + Yk + Yl + Ym)Ym/
                  { (R11 - L%)Yl + (R11 - M%)Ym }, if R11 < r11 and K% < =R11
                  < L%;

         (R11- r11)( Yj + Yk + Yl + Ym)Ym/
                  { (R11 - K%)Yk + (R11 - L%)Yl + (R11 - M%)Ym }, if R11 < r11
                    and R11 < K%;

         (R11-    r11)(  Yj + Yk + Yl + Ym + Yn + Yo +Yp  )Ym/  {(R11  - J%)Yj +
                  (R11 - K%)Yk + (R11 - L%)Yl +
                  (R11 - M%)Ym }, if R11 = > r11 and R11 = > M%;

         0, if R11 = > r11 and R11 < M%.

(delta)1Yj,  (delta)1Yk,  (delta)1Yl  and  (delta)1Ym  are numbers  respectively between Yj, Yk, Yl and Ym and 0 such that {J%(Yj - (delta)1Yj ) + K%( Yk.- (delta)1Yk) + L%( Yl.- (delta)1Yl) + M%( Ym.- (delta)1Ym) }/ (Yj - (delta)1Yj + Yk.- (delta)1Yk + Yl.- (delta)1Yl + Ym.- (delta)1Ym) = R11.

Y11  =   Yj - (delta)1Yj + Yk.- (delta)1Yk + Yl.- (delta)1Yl + Ym.- (delta)1Ym

P11  =   Pj + Pk + Pl + Pm.

Z11  =   Zj + Zk + Zl + Zm.

AY11 =   AYj-(delta)1Yj + AYk.- delta)1Yk + AYl.- (delta)1Yl + AYm.- (delta)1Ym.

AP11 =   APj + APk + APl + APm.

AZ11 =   AZj + AZk + AZl + AZm.

1.   If Yn - (alpha)(Pn - (DELTA)Pn) => 0, Y11-  (alpha)(P11 - (DELTA)P11) => 0, and (gamma)1(P11 - (DELTA)P11) < (Pn - (DELTA)Pn), then (DELTA)Yn = Yn - (alpha)(gamma)1(P11 - (DELTA)P11) and (DELTA)Y11 = Y11 - (alpha)(P11 - (DELTA)P11).

2.   If Yn - (alpha)(Pn - (DELTA)Pn) => 0, Y11 - (alpha)(P11 - (DELTA)P11) => 0, and (gamma)1(P11 - (DELTA)P11) => (Pn - (DELTA)Pn), then (DELTA)Yn = Yn - (alpha)(Pn - (DELTA)Pn) and (DELTA)Y11 = Y11 - ((alpha)/(gamma)1)(Pn - (DELTA)Pn).

3. If Yn - (alpha)(Pn - (DELTA)Pn) < 0, Y11 - (alpha)(P11 - (DELTA)P11) => 0, and Y11 - (alpha)(P11 - (DELTA)P11) => Y11 - (Yn/(gamma)1), then (DELTA)Yn = Yn - (alpha)(gamma)1(P11 - (DELTA)P11) and (DELTA)Y11 = Y11 - (alpha)(P11
     - (DELTA)P11).

4. If Yn - (alpha)(Pn - (DELTA)Pn) < 0, Y11 - (Yn/(gamma)1) => 0, and Y11 - (alpha)(P11 - (DELTA)P11) <= Y11 - (Yn/(gamma)1), then (DELTA)Yn = 0 and (DELTA)Y11 = Y11 - (Yn/(gamma)1).

5.   If Y11 - (alpha)(P11 - (DELTA)P11) < 0, Y11 -  (Yn/(gamma)1)  < 0, and Yn -
     (alpha)(Pn - (DELTA)Pn) <= Yn - ((gamma)1Y11), then (DELTA)Yn = Yn - ((gamma)1Y11) and (DELTA)Y11 = 0.

6. If Y11 - (alpha)(P11 - (DELTA)P11) < 0, Yn - (alpha)(Pn - (DELTA)Pn) => 0, and Yn - (alpha)(Pn - (DELTA)Pn) => Yn - ((gamma)1Y11), then (DELTA)Yn = Yn
     - (alpha)(Pn - (DELTA)Pn) and (DELTA)Y11 = Y11 - ((alpha)/(gamma)1)(Pn - (DELTA)Pn).

AYj = (delta)1Yj + [(Yj - (delta)1Yj )/Y11 ]A Y11

AYk = (delta)1Yk + [(Yk - (delta)1Yk )/Y11 ]AY11

AYl = (delta)1Yl + [(Yl - (delta)1Yl )/Y11 ]A Y11

AYm = (delta)1Ym + [(Ym - (delta)1Ym )/Y11 ]AY11

         The purpose of the foregoing definitional provisions together with the related provisions allocating Realized Losses and defining the Class Y and Class Z Principal Distribution Amounts is to accomplish the following goals in the following order of priority:

1. Making the ratio of (Yn - AYn ) to (Y11 - AY11 ) equal to (gamma)1 after taking account of the allocation Realized Losses and the distributions that will be made through the end of the Distribution Date to which such provisions relate and assuring that the Principal Reduction Amount for each of the Class YAA, Class YBB, Class YCC, Class YDD, Class YEE, Class ZAA, Class ZBB, Class ZCC, Class ZDD and Class ZEE Certificates is greater than or equal to zero for such Distribution Date;

2. Making the Class YAA Principal Balance less than or equal to 0.0005 of the sum of the Class YAA and Class ZAA Principal Balances, the Class YBB Principal Balance less than or equal to 0.0005 of the sum of the Class YBB and Class ZBB Principal Balances, the Class YCC Principal Balance less than or equal to 0.0005 of the sum of the Class YCC and Class ZCC Principal Balances, the Class YDD Principal Balance less than or equal to 0.0005 of the sum of the Class YDD and Class ZDD Principal Balances and the Class YEE Principal Balance less than or equal to 0.0005 of the sum of the Class YEE and Class ZEE Principal Balances in each case after giving effect to allocations of Realized Losses and distributions to be made through the end of the Distribution Date to which such provisions relate; and

3. Making the larger of (a) the fraction whose numerator is (Yn - AYn ) and whose denominator is the sum of (Yn - AYn) and (Zn - AZn) and (b) the fraction whose numerator is (Y11 - AY11) and whose denominator is the sum of (Y11 - AY11) and (Z11 - AZ11) as large as possible while remaining less than or equal to 0.0005.

         In the event of a failure of the foregoing portion of the definition of ClassY Principal Reduction Amount to accomplish both of goals 1 and 2 above, the amounts thereof should be adjusted to so as to accomplish such goals within the requirement that each Class Y Principal Reduction Amount must be less than or equal to the sum of (a) the Principal Realized Losses to be allocated on the related Distribution Date for the related Pool remaining after the allocation of such Realized Losses to the related class of ratio-strip principal only certificates, if any, and (b) the remainder of the Available Distribution Amount for the related Pool or after reduction thereof by the distributions to be made on such Distribution Date (i) to the related class of ratio-strip principal only certificates, if any, (ii) to the related class of ratio-strip interest only certificates, if any, and (iii) in respect of interest on the related Class Y and Class Z Certificates, or, if both of such goals cannot be accomplished within such requirement, such adjustment as is necessary shall be made to accomplish goal 1 within such requirement. In the event of any conflict among the provisions of the definition of the Class Y Principal Reduction Amounts, such conflict shall be resolved on the basis of the goals and their priorities set forth above within the requirement set forth in the preceding sentence. If the formula allocation of AY11 among AYj, AYk, AYl and AYm cannot be achieved because one or more of AYj, AYk, AYl and AYm, as so defined is greater than the related one of APj, APk, APl and APm, such an allocation shall be made as close as possible to the formula allocation within the requirement that AYj < APj, AYk
< APk, AYl < APl, AYm < APm and AYm < APm.

II. If L%<=R<=M%, make the following additional definitions:

(delta)5Yj =   0, if R51< r51;

         (R51- r51)( Yj + Yk + Yl )Yj/
                  {(R51-J%)Yj + (R51 - K%)Yk }, if R51=> r51 and L%>R51=>K%; and

         (R51- r51)( Yj + Yk + Yl )/(R51 - J%), if R51=> r51 and K%>R51=>J%.

(delta)5Yk =      0, if R51< r51 and R51=>K%;

         (R51- r51)( Yj + Yk + Yl )Yk/
                  { (R51 - K%)Yk + (R51 - L%)Yl }, if R51 < r51 and R51 < K%;

         (R51- r51)( Yj + Yk + Yl )Yk/
                  {(R51 - J%)Yj + (R51-K%)Yk }, if R51 = > r51 and L% > R51
         = > K%; and

         0, if R51 = > r51 and R51 < K%.

(delta)5Yl =      (R51- r51)( Yj + Yk + Yl )/(R51 - L%), if R51 < r51 and
         K% < = R51 < L%;

         (R51- r51)( Yj + Yk + Yl )Yl/{ (R51 - K%)Yk + (R51 - L%)Yl },
           if R51 < r51 and R51 < K%;

         0,if R51=> r51.

(delta)5Ym =  0, if R52< r52;

          (R52- r52)( Ym + Yn + Yo +Yp + Yq )/(R52 - M%), if R52 = > r52 and
               R52 = > M%;

(delta)5Yn =  the greater of 0 and (DELTA)Pn - Zn, if R52=N%;

         (R52- r52)( Ym + Yn)/(R52 - N%), if R52< r52 and M% < = R52 < N%;

         0, if R52 = > r52 and R52 < N%.


(delta)5Yj,  (delta)5Yk,   (delta)5Yl,   (delta)5Ym,   (delta)5Yn,   (delta)5Yo,
         (delta)5Yp and (delta)5Yq are numbers respectively between Yj, Yk, Yl, Ym, Yn, Yo, Yp and Yq and 0 such that:
                  {J%(Yj   -  (delta)5Yj  ) + K%(  Yk.-  (delta)5Yk)  + L%( Yl.-
                      (delta)5Yl)}/  ( Yj - (delta)5Yj + Yk.-  (delta)5Yk +
                         Yl.- (delta)5Yl)
              = R51;
         and
                 { M%( Ym.- (delta)5Ym) + N%( Yn.- (delta)5Yn) + O%( Yo.- (delta)5Yo) + P%( Yp.- (delta)5Yp) + Q%(Yq - (delta)5Yq ) }/ (Ym.-
          (delta)5Ym + Yn.-(delta)5Yn + Yo.- (delta)5Yo + Yp.- (delta)5Yp + Yq - (delta)5Yq)
              = R52.

Y51  =   Yj - (delta)5Yj + Yk.- (delta)5Yk + Yl.- (delta)5Yl.

P51  =   Pj + Pk + Pl.

Z51  =   Zj + Zk + Zl.

AY51 =   AYj - (delta)5Yj + AYk.- (delta)5Yk + AYl.- (delta)5Yl.

AP51 =   APj + APk + APl.

AZ51 =   AZj + AZk + AZl.

Y52  =   Ym.- (delta)5Ym + Yn.- (delta)5Yn.

P52  =   Pm + Pn.

Z52  =   Zm + Zn.

AY52 =   AYm.- (delta)5Ym + AYn.- (delta)5Yn

AP52 =   APm + APn.

AZ52 =   AZm + AZn.


1.   If Y52 - (alpha)(P52 - (DELTA)P52) => 0, Y51-  (alpha)(P51 - (DELTA)P51) =>
     0, and (gamma)5(P51 - (DELTA)P51) < (P52 - (DELTA)P52), then (DELTA)Y52 = Y52 - (alpha)(gamma)5(P51 - (DELTA)P51) and (DELTA)Y51 = Y51 - (alpha)(P51
     - (DELTA)P51).

2.   If Y52 - (alpha)(P52 - (DELTA)P52) => 0, Y51 - (alpha)(P51 - (DELTA)P51) =>
     0, and (gamma)5(P51 - (DELTA)P51) => (P52 - (DELTA)P52), then (DELTA)Y52 = Y52 - (alpha)(P52 - (DELTA)P52) and (DELTA)Y51 = Y51 - ((alpha)/(gamma)5)(P52 - (DELTA)P52).

3.   If Y52 - (alpha)(P52 - (DELTA)P52) < 0, Y51 - (alpha)(P51 - (DELTA)P51)  =>
     0,  and Y51 -  (alpha)(P51  -  (DELTA)P51)  => Y51 -  (Y52/(gamma)5),  then
     (DELTA)Y52 = Y52 - (alpha)(gamma)5(P51 - (DELTA)P51) and (DELTA)Y51 = Y51 - (alpha)(P51 - (DELTA)P51).

4.   If Y52 - (alpha)(P52 - (DELTA)P52) < 0, Y51 - (Y52/(gamma)5)  => 0, and Y51
     - (alpha)(P51 - (DELTA)P51) <= Y51 -  (Y52/(gamma)5),  then  (DELTA)Y52 = 0 and (DELTA)Y51 = Y51 - (Y52/(gamma)5).

5.   If Y51 - (alpha)(P51 - (DELTA)P51) < 0, Y51 - (Y52/(gamma)5) < 0, and
     Y52 - (alpha)(P52 - (DELTA)P52) <= Y52 -  ((gamma)5Y51),  then (DELTA)Y52 =
     Y52 - ((gamma)5Y51) and (DELTA)Y51 = 0.

6. If Y51 - (alpha)(P51 - (DELTA)P51) < 0, Y52 - (alpha)(P52 - (DELTA)P52) => 0,
     and
     Y52 - (alpha)(P52 - (DELTA)P52) => Y52 -  ((gamma)5Y51),  then (DELTA)Y52 =
     Y52 - (alpha)(P52 - (DELTA)P52) and (DELTA)Y51 = Y51 - ((alpha)/(gamma)5)(P52 - (DELTA)P52).

<W041>Yj = (delta)5Yj + [(Yj - (delta)5Yj )/Y51 ]<W041>Y51

<W041>Yk = (delta)5Yk + [(Yk - (delta)5Yk )/Y51 ]<W041>Y51

<W041>Yl = (delta)5Yl + [(Yl - (delta)5Yl )/Y51 ]<W041>Y51

<W041>Ym = (delta)5Ym + [(Ym - (delta)5Ym )/Y52 ]<W041>Y52

<W041>Yn = (delta)5Yn + [(Yn - (delta)5Yn )/Y52 ]<W041>Y52

<W041>Yo = (delta)5Yo + [(Yo - (delta)5Yo )/Y52 ]<W041>Y52

<W041>Yp = (delta)5Yp + [(Yp - (delta)5Yp )/Y52 ]<W041>Y52

<W041>Yq = (delta)5Yq + [(Yq - (delta)5Yq )/Y52 ]<W041>Y52

         The purpose of the foregoing definitional provisions together with the related provisions allocating Realized Losses and defining the Class Y and Class Z Principal Distribution Amounts is to accomplish the following goals in the following order of priority:

1. Making the ratio of (Y52 - <W041>Y52 ) to (Y51 - <W041>Y51 ) equal to (gamma)5 after taking account of the allocation Realized Losses and the distributions that will be made through the end of the Distribution Date to which such provisions relate and assuring that the Principal Reduction Amount for each of the Class YAA, Class YBB, Class YCC, Class YDD, Class YEE, Class YFF, Class YGG, Class YHH, Class ZAA, Class ZBB, Class ZCC, Class ZDD, Class ZEE, Class ZFF, Class ZGG and Class ZHH Certificates is greater than or equal to zero for such Distribution Date;

2. Making the Class YAA Principal Balance less than or equal to 0.0005 of the sum of the Class YAA and Class ZAA Principal Balances, the Class YBB Principal Balance less than or equal to 0.0005 of the sum of the Class YBB and Class ZBB Principal Balances, the Class YCC Principal Balance less than or equal to 0.0005 of the sum of the Class YCC and Class ZCC Principal Balances, the Class YDD Principal Balance less than or equal to 0.0005 of the sum of the Class YDD and Class ZDD Principal Balances, the Class YEE Principal Balance less than or equal to 0.0005 of the sum of the Class YEE and Class ZEE Principal Balances, the Class YFF Principal Balance less than or equal to 0.0005 of the sum of the Class YFF and Class ZFF Principal Balances, the Class YGG Principal Balance less than or equal to 0.0005 of the sum of the Class YGG and Class ZGG Principal Balances and the Class YHH Principal Balance less than or equal to 0.0005 of the sum of the Class YHH and Class ZHH Principal Balances in each case after giving effect to allocations of Realized Losses and distributions to be made through the end of the Distribution Date to which such provisions relate; and

3. Making the larger of (a) the fraction whose numerator is (Y52 - <W041>Y52 ) and whose denominator is the sum of (Y52 - <W041>Y52) and (Z52 - <W041>Z52) and (b) the fraction whose numerator is (Y51 - <W041>Y51) and whose denominator is the sum of (Y51 - <W041>Y51) and (Z51 - <W041>Z51) as large as possible while remaining less than or equal to 0.0005.

         In the event of a failure of the foregoing portion of the definition of ClassY Principal Reduction Amount to accomplish both of goals 1 and 2 above, the amounts thereof should be adjusted to so as to accomplish such goals within the requirement that each Class Y Principal Reduction Amount must be less than or equal to the sum of (a) the Principal Realized Losses to be allocated on the related Distribution Date for the related Pool remaining after the allocation of such Realized Losses to the related class of ratio-strip principal only certificates, if any, and (b) the remainder of the Available Distribution Amount for the related Pool or after reduction thereof by the distributions to be made on such Distribution Date (i) to the related class of ratio-strip principal only certificates, if any, (ii) to the related class of ratio-strip interest only certificates, if any, and (iii) in respect of interest on the related Class Y and Class Z Certificates, or, if both of such goals cannot be accomplished within such requirement, such adjustment as is necessary shall be made to accomplish goal 1 within such requirement. In the event of any conflict among the provisions of the definition of the Class Y Principal Reduction Amounts, such conflict shall be resolved on the basis of the goals and their priorities set forth above within the requirement set forth in the preceding sentence. If the formula allocations of <W041>Y51 among <W041>Yj, <W041>Yk and <W041>Yl or
<W041>Y52 among <W041>Ym,  <W041>Yn,  <W041>Yo,  <W041>Yp and <W041>Yq cannot be achieved  because  one  or  more  of  <W041>Yj,  <W041>Yk,  <W041>Yl,  <W041>Ym,
<W041>Yn,  <W041>Yo,  <W041>Yp and  <W041>Yq,  as so defined is greater than the related one of  <W041>Pj,  <W041>Pk,  <W041>Pl,  <W041>Pm,  <W041>Pn,  <W041>Po,
<W041>Pp and <W041>Pq,  such an allocation shall be made as close as possible to the formula allocation within the requirement that <W041>Yj < <W041>Pj, <W041>Yk
<  <W041>Pk,  <W041>Yl <  <W041>Pl,  <W041>Ym <  <W041>Pm,  <W041>Yn < <W041>Pn,
<W041>Yo < <W041>Po, <W041>Yp < <W041>Pp and <W041>Yq < <W041>Pq.

VI.  If K%<=R<=L%, make the following additional definitions:

(delta)6Yj =      0, if R61< r61; and

         (R61- r61)( Yj + Yk )/(R61 - J%), if R61=> r61 and K%>R61=>J%.

(delta)6Yk =      (R61- r61)( Yj + Yk )/(R61 - K%), if R61< r61 and R61 < K%;
         and

         0, if R61 = > r61 and R61 < K%.

(delta)6Yl =      0, if R62 < r62;

         (R62 - r62)( Yl + Ym + Yn + Yo + Yp + Yq )Yl/ { (R62 - L%)Yl + (R62 -
              M%)Ym + (R62 - N%)Yn + (R62 - O%)Yo + (R62 - P%)Yp }, if R62 = >
              r62 and R62 = > P%;

         (R62-r62)( Yl + Ym + Yn + Yo + Yp + Yq )Yl/ { (R62 - L%)Yl + (R62 -
              M%)Ym + (R62 - N%)Yn + (R62 - O%)Yo}, if R62=> r62 and
              P% > R62 = > O%;

         (R62- r62)( Yl + Ym + Yn + Yo + Yp + Yq )Yl/
              {(R62 - L%)Yl + (R62 - M%)Ym + (R62 - N%)Yn}, if R62 = > r62 and
                O% > R62 = > N%;

         (R62- r62)( Yl + Ym + Yn + Yo +Yp + Yq )Yl/
                  { (R62 - L%)Yl + (R62 - M%)Ym }, if R62 = > r62 and
                   N% > R62 = > M%;

         (R62- r62)( Yl + Ym + Yn + Yo + Yp + Yq )/(R62 - L%), if R62=> r62 and
              M%>R62=>L%;
(delta)6Ym =      0, if R62< r62 and R62=>M%;

         (R62-    r62)( Yl + Ym + Yn + Yo + Yp + Yq )Ym/ { (R62 - M%)Ym + (R62 -
                  N%)Yn + (R62 - O%)Yo +
                  (R62 - P%)Yp + (R62 - Q%)Yq }, if R62 < r62 and L%
                  < = R62 < M%;

         (R62-    r62)( Yl + Ym + Yn + Yo + Yp + Yq )Ym/ { (R62 - L%)Yl + (R62 -
                  M%)Ym +
                  (R62 - N%)Yn + (R62 - O%)Yo + (R62 - P%)Yp }, if R62=> r62 and
                   R62 = > P%;

         (R62-    r62)( Yl + Ym + Yn + Yo + Yp + Yq )Ym/ { (R62 - L%)Yl + (R62 -
                  M%)Ym + (R62 - N%)Yn + (R62 - O%)Yo}, if R62=> r62 and
                  P% = > R62
                  = > O%;

         (R62- r62)( Yl + Ym + Yn + Yo + Yp + Yq )Ym/
                  {(R62 - L%)Yl + (R62 - M%)Ym + (R62 - N%)Yn }, if R62 = > r62
                   and O% > R62 = > N%;

         (R62- r62)( Yl + Ym + Yn + Yo +Yp + Yq )Ym/
                  { (R62 - L%)Yl + (R62 - M%)Ym }, if R62 = > r62 and N%
                   > R62 = > M%;

         0, if R62 = > r62 and R62 < M%.

(delta)6Yn =      0, if R62 < r62 and R62 = > N%;

         (R62-    r62)( Yl + Ym + Yn + Yo + Yp + Yq )Yn/ { (R62 - N%)Yn + (R62 -
                  O%)Yo + (R62 - P%)Yp + (R62 - Q%)Yq }, if R62< r62
                  and M% < = R62 < N %;

         (R62-    r62)( Yl + Ym + Yn + Yo + Yp + Yq )Yn/ { (R62 - M%)Ym + (R62 -
                  N%)Yn + (R62 - O%)Yo +
                  (R62 - P%)Yp + (R62 - Q%)Yq }, if R62< r62 and
                   L% < = R62 < M%;

         (R62-    r62)( Yl + Ym + Yn + Yo + Yp + Yq )Yn/ { (R62 - L%)Yl + (R62 -
                  M%)Ym + (R62 - N%)Yn + (R62 - O%)Yo + (R62 - P%)Yp }, if
                  R62 = > r62 and R62 = > P%;

         (R62-    r62)( Yl + Ym + Yn + Yo + Yp + Yq )Yn/ { (R62 - L%)Yl + (R62 -
                  M%)Ym + (R62 - N%)Yn + (R62 - O%)Yo }, if R62=> r62 and P% >
                  R62 = > O%;

         (R62- r62)( Yl + Ym + Yn + Yo + Yp + Yq )Yn/
                  {(R62 - L%)Yl + (R62 - M%)Ym + (R62 - N%)Yn }, if R62=> r62
                   and O%>R62=>N%;

         0, if R62 = > r62 and R62 < N%.

(delta)6Yo =  0, if R62 < r62 and R62 = > O%;

         (R62- r62)( Yl + Ym + Yn + Yo + Yp + Yq )Yo/
                  {(R62 - O%)Yo + (R62 - P%)Yp + (R62 - Q%)Yq }, if R62 < r62
                   and N% < = R62 < O%;

         (R62-    r62)( Yl + Ym + Yn + Yo + Yp + Yq )Yo/ { (R62 - N%)Yn + (R62 -
                  O%)Yo + (R62 - P%)Yp +
                  (R62 - Q%)Yq }, if R62 < r62 and M% < = R62 < N%;

         (R62-    r62)( Yl + Ym + Yn + Yo + Yp + Yq )Yo/ { (R62 - M%)Ym + (R62 -
                  N%)Yn + (R62 - O%)Yo + (R62 - P%)Yp + (R62 - Q%)Yq }, if R62 <
                  r62 and L% < = R62 < M%;

         (R62-    r62)( Yl + Ym + Yn + Yo + Yp + Yq )Yo/ { (R62 - L%)Yl + (R62 -
                  M%)Ym + (R62 - N%)Yn + (R62 - O%)Yo + (R62 - P%)Yp },
                  if R62 = > r62 and R62 = >P%;

         (R62-    r62)( Yl + Ym + Yn + Yo + Yp + Yq )Yo/ { (R62 - L%)Yl + (R62 -
                  M%)Ym + (R62 - N%)Yn + (R62 - O%)Yo}, if R62=> r62 and
                  P% > R62 = > O%;

         0, if R62 = > r62 and R62 < O%.

(delta)6Yp =  0, if R62 < r62 and R62 = > P%;

         (R62- r62)( Yl + Ym + Yn + Yo + Yp + Yq)Yp/
                  { (R62 - P%)Yp + (R62 - Q%)Yq }, if R62 < r62 and O%
                   < = R62 < P%;

         (R62- r62)( Yl + Ym + Yn + Yo + Yp + Yq)Yp/
                  { (R62 - O%)Yo + (R62 - P%)Yp + (R62 - Q%)Yq },
                      if R62 < r62 and N% < = R62 < O%;

         (R62-    r62)(  Yl + Ym + Yn + Yo + Yp + Yq)Yp/ { (R62 - N%)Yn + (R62 -
                  O%)Yo + (R62 - P%)Yp + (R62 - Q%)Yq }, if R62< r62 and
                  M% < = R62 < N%;

         (R62-    r62)(  Yl + Ym + Yn + Yo + Yp + Yq)Yp/ { (R62 - M%)Ym + (R62 -
                  N%)Yn + (R62 - O%)Yo + (R62 - P%)Yp + (R62 - Q%)Yq },
                  if R62 < r62 and L% < = R62 < M%;

         (R62-    r62)( Yl + Ym + Yn + Yo + Yp + Yq )Yp/ { (R62 - L%)Yl + (R62 -
                  M%)Ym + (R62 - N%)Yn + (R62 - O%)Yo + (R62 - P%)Yp },
                  if R62 = > r62 and R62 = > P%;

         0, if R62 = > r62 and R62 < P%.

(delta)6Yq =  (R62- r62)( Yl + Ym + Yn + Yo + Yp + Yq)/(R62 - Q%),
              if R62 < r62 and P% < = R62;

         (R62- r62)( Yl + Ym + Yn + Yo + Yp + Yq)Yq/
                  { (R62 - P%)Yp + (R62 - Q%)Yq }, if R62 < r62 and
                     O% < = R62 < P%;

         (R62- r62)( Yl + Ym + Yn + Yo + Yp + Yq)Yq/
                  {(R62 - O%)Yo + (R62 - P%)Yp + (R62 - Q%)Yq }, if R62 < r62
                   and N% < = R62 < O%;

         (R62-    r62)(  Yl + Ym + Yn + Yo + Yp + Yq)Yq/ { (R62 - N%)Yn + (R62 -
                  O%)Yo + (R62 - P%)Yp + (R62 - Q%)Yq }, if R62< r62 and
                  M% < = R62 < N%;

         (R62-    r62)(  Yl + Ym + Yn + Yo + Yp + Yq)Yq/ { (R62 - M%)Ym + (R62 -
                  N%)Yn + (R62 - O%)Yo + (R62 - P%)Yp + (R62 - Q%)Yq }, if R62<
                  r62 and L% < = R62 < M%;

         0, if R62=> r62.

(delta)6Yj,  (delta)6Yk,   (delta)6Yl,   (delta)6Ym,   (delta)6Yn,   (delta)6Yo,
         (delta)6Yp and (delta)6Yq are numbers respectively between Yj, Yk, Yl, Ym, Yn, Yo, Yp and Yq and 0 such that:
                  {J%(Yj - (delta)6Yj ) + K%( Yk.- (delta)6Yk) }/
                           ( Yj - (delta)6Yj + Yk.- (delta)6Yk)
         = R61;
         and
                  { L%( Yl.- (delta)6Yl) + M%( Ym.- (delta)6Ym) + N%( Yn.- (delta)6Yn + O%( Yo.- (delta)6Yo) + P%( Yp.- (delta)6Yp) + Q%(Yq - (delta)6Yq ) }/
                           (Yl.-  (delta)6Yl + Ym.- (delta)6Ym + Yn.- (delta)6Yn
         + Yo.- (delta)6Yo + Yp.- (delta)6Yp + Yq - (delta)6Yq)
                  = R62.


Y61 = Yj - (delta)6Yj + Yk.- (delta)6Yk.

P61 = Pj + Pk.

Z61 = Zj + Zk.

<W041>Y61 = <W041>Yj - (delta)6Yj + <W041>Yk.- (delta)6Yk.

<W041>P61 =       <W041>Pj + <W041>Pk.

<W041>Z61 =       <W041>Zj + <W041>Zk.

Y62 = Yl.- (delta)6Yl + Ym.- (delta)6Ym + Yn.- (delta)6Yn + Yo.- (delta)6Yo + Yp.- (delta)6Yp + Yq - (delta)6Yq.

P62 =    Pl + Pm + Pn + Po + Pp + Pq.

Z62 =    Zl + Zm + Zn + Zo + Zp + Zq.

<W041>Y62=  <W041>Yl.-   (delta)6Yl   +   <W041>Ym.-   (delta)6Ym  +  <W041>Yn.-
         (delta)6Yn + <W041>Yo.- (delta)6Yo +
         <W041>Yp.- (delta)6Yp + <W041>Yq.- (delta)6Yq

<W041>P62 = <W041>Pl + <W041>Pm + <W041>Pn + <W041>Po + <W041>Pp + <W041>Pq.

<W041>Z62 = <W041>Zl + <W041>Zm + <W041>Zn + <W041>Zo + <W041>Zp + <W041>Zq.


1.   If Y62 - (alpha)(P62 - (DELTA)P62) => 0, Y61-  (alpha)(P61 - (DELTA)P61) =>
     0, and (gamma)6(P61 - (DELTA)P61) < (P62 - (DELTA)P62), then (DELTA)Y62 = Y62 - (alpha)(gamma)6(P61 - (DELTA)P61) and (DELTA)Y61 = Y61 - (alpha)(P61
     - (DELTA)P61).

2.   If Y62 - (alpha)(P62 - (DELTA)P62) => 0, Y61 - (alpha)(P61 - (DELTA)P61) =>
     0, and (gamma)6(P61 - (DELTA)P61) => (P62 - (DELTA)P62), then (DELTA)Y62 = Y62 - (alpha)(P62 - (DELTA)P62) and (DELTA)Y61 = Y61 - ((alpha)/(gamma)6)(P62 - (DELTA)P62).

3.   If Y62 - (alpha)(P62 - (DELTA)P62) < 0, Y61 - (alpha)(P61 - (DELTA)P61)  =>
     0,  and Y61 -  (alpha)(P61  -  (DELTA)P61)  => Y61 -  (Y62/(gamma)6),  then
     (DELTA)Y62 = Y62 - (alpha)(gamma)6(P61 - (DELTA)P61) and (DELTA)Y61 = Y61 - (alpha)(P61 - (DELTA)P61).

4.   If Y62 - (alpha)(P62 - (DELTA)P62) < 0, Y61 - (Y62/(gamma)6)  => 0, and Y61
     - (alpha)(P61 - (DELTA)P61) <= Y61 -  (Y62/(gamma)6),  then  (DELTA)Y62 = 0 and (DELTA)Y61 = Y61 - (Y62/(gamma)6).

5.   If Y61 - (alpha)(P61 - (DELTA)P61) < 0, Y61 - (Y62/(gamma)6) < 0, and
     Y62 - (alpha)(P62 - (DELTA)P62) <= Y62 -  ((gamma)6Y61),  then (DELTA)Y62 =
     Y62 - ((gamma)6Y61) and (DELTA)Y61 = 0.

6. If Y61 - (alpha)(P61 - (DELTA)P61) < 0, Y62 - (alpha)(P62 - (DELTA)P62) => 0,
and
     Y62 - (alpha)(P62 - (DELTA)P62) => Y62 -  ((gamma)6Y61),  then (DELTA)Y62 =
     Y62 - (alpha)(P62 - (DELTA)P62) and (DELTA)Y61 = Y61 - ((alpha)/(gamma)6)(P62 - (DELTA)P62).

<W041>Yj = (delta)6Yj + [(Yj - (delta)6Yj )/Y61 ]<W041>Y61

<W041>Yk = (delta)6Yk + [(Yk - (delta)6Yk )/Y61 ]<W041>Y61

<W041>Yl = (delta)6Yl + [(Yl - (delta)6Yl )/Y62 ]<W041>Y62

<W041>Ym = (delta)6Ym + [(Ym - (delta)6Ym )/Y62 ]<W041>Y62

<W041>Yn = (delta)6Yn + [(Yn - (delta)6Yn )/Y62 ]<W041>Y62

<W041>Yo = (delta)6Yo + [(Yo - (delta)6Yo )/Y62 ]<W041>Y62

<W041>Yp = (delta)6Yp + [(Yp - (delta)6Yp )/Y62 ]<W041>Y62

<W041>Yq = (delta)6Yq + [(Yq - (delta)6Yq )/Y62 ]<W041>Y62

         The purpose of the foregoing definitional provisions together with the related provisions allocating Realized Losses and defining the Class Y and Class Z Principal Distribution Amounts is to accomplish the following goals in the following order of priority:

1. Making the ratio of (Y62 - <W041>Y62 ) to (Y61 - <W041>Y61 ) equal to (gamma)6 after taking account of the allocation Realized Losses and the distributions that will be made through the end of the Distribution Date to which such provisions relate and assuring that the Principal Reduction Amount for each of the Class YAA, Class YBB, Class YCC, Class YDD, Class YEE, Class YFF, Class YGG, Class YHH, Class ZAA, Class ZBB, Class ZCC, Class ZDD, Class ZEE, Class ZFF, Class ZGG and Class ZHH Certificates is greater than or equal to zero for such Distribution Date;

2. Making the Class YAA Principal Balance less than or equal to 0.0005 of the sum of the Class YAA and Class ZAA Principal Balances, the Class YBB Principal Balance less than or equal to 0.0005 of the sum of the Class YBB and Class ZBB Principal Balances, the Class YCC Principal Balance less than or equal to 0.0005 of the sum of the Class YCC and Class ZCC Principal Balances, the Class YDD Principal Balance less than or equal to 0.0005 of the sum of the Class YDD and Class ZDD Principal Balances, the Class YEE Principal Balance less than or equal to 0.0005 of the sum of the Class YEE and Class ZEE Principal Balances, the Class YFF Principal Balance less than or equal to 0.0005 of the sum of the Class YFF and Class ZFF Principal Balances, the Class YGG Principal Balance less than or equal to 0.0005 of the sum of the Class YGG and Class ZGG Principal Balances and the Class YHH Principal Balance less than or equal to 0.0005 of the sum of the Class YHH and Class ZHH Principal Balances in each case after giving effect to allocations of Realized Losses and distributions to be made through the end of the Distribution Date to which such provisions relate; and

3. Making the larger of (a) the fraction whose numerator is (Y62 - <W041>Y62 ) and whose denominator is the sum of (Y62 - <W041>Y62) and (Z62 - <W041>Z62) and (b) the fraction whose numerator is (Y61 - <W041>Y61) and whose denominator is the sum of (Y61 - <W041>Y61) and (Z61 - <W041>Z61) as large as possible while remaining less than or equal to 0.0005.

         In the event of a failure of the foregoing portion of the definition of ClassY Principal Reduction Amount to accomplish both of goals 1 and 2 above, the amounts thereof should be adjusted to so as to accomplish such goals within the requirement that each Class Y Principal Reduction Amount must be less than or equal to the sum of (a) the Principal Realized Losses to be allocated on the related Distribution Date for the related Pool remaining after the allocation of such Realized Losses to the related class of ratio-strip principal only certificates, if any, and (b) the remainder of the Available Distribution Amount for the related Pool or after reduction thereof by the distributions to be made on such Distribution Date (i) to the related class of ratio-strip principal only certificates, if any, (ii) to the related class of ratio-strip interest only certificates, if any, and (iii) in respect of interest on the related Class Y and Class Z Certificates, or, if both of such goals cannot be accomplished within such requirement, such adjustment as is necessary shall be made to accomplish goal 1 within such requirement. In the event of any conflict among the provisions of the definition of the Class Y Principal Reduction Amounts, such conflict shall be resolved on the basis of the goals and their priorities set forth above within the requirement set forth in the preceding sentence. If the formula allocations of <W041>Y61 among

<W041>Yj and <W041>Yk or <W041>Y62 among <W041>Yl, <W041>Ym, <W041>Yn, <W041>Yo,
<W041>Yp  and  <W041>Yq  cannot be  achieved  because  one or more of  <W041>Yj,
<W041>Yk, <W041>Yl, <W041>Ym, <W041>Yn,  <W041>Yo,  <W041>Yp and  <W041>Yq,  as
so defined is greater than the related one of  <W041>Pj,  <W041>Pk,  <W041>Pl,
<W041>Pm,  <W041>Pn,  <W041>Po, <W041>Pp and <W041>Pq,  such an allocation shall be made as close as possible to the formula allocation within the requirement that <W041>Yj < <W041>Pj, <W041>Yk < <W041>Pk, <W041>Yl < <W041>Pl, <W041>Ym
<  <W041>Pm,  <W041>Yn < <W041>Pn, <W041>Yo < <W041>Po, <W041>Yp < <W041>Pp and
<W041>Yq < <W041>Pq.


VII. If R<=K%, make the following additional definitions:

(delta)7Yk =      0, if R72< r72;

         (R72-    r72)(  Yk + Yl + Ym + Yn + Yo + Yp + Yq  )Yk/ { (R72 - K%)Yk +
                  (R72 -  L%)Yl  + (R72 -  M%)Ym + (R72 - N%)Yn + (R72 - O%)Yo +
                  (R72 - P%)Yp }, if R72=> r72 and R72=>P%;

         (R72-    r72)(  Yk + Yl + Ym + Yn + Yo + Yp + Yq  )Yk/ { (R72 - K%)Yk +
                  (R72 - L%)Yl  + (R72 - M%)Ym + (R72 - N%)Yn + (R72 - O%)Yo  },
                  if R72=> r72 and P%>R72=>O%;

         (R72-    r72)(  Yk + Yl + Ym + Yn + Yo + Yp + Yq  )Yk/ { (R72 - K%)Yk +
                  (R72 - L%)Yl + (R72 - M%)Ym + (R72 - N%)Yn }, if R72=> r72 and
                  O%>R72=>N%;

         (R72-    r72)(  Yk + Yl + Ym + Yn + Yo +Yp + Yq  )Yk/ { (R72 -  K%)Yk +
                  (R72 - L%)Yl + (R72 - M%)Ym }, if R72=> r72 and N%>R72=>M%;

         (R72-    r72)(  Yk + Yl + Ym + Yn + Yo + Yp + Yq  )Yk/ { (R72 - K%)Yk +
                  (R72 - L%)Yl }, if R72=> r72 and M%>R72=>L%; and

         (R72-    r72)( Yk + Yl + Ym + Yn + Yo + Yp + Yq )/(R72 - K%),  if R72=>
                  r72 and L%>R72=>K%.

(delta)7Yl =      0, if R72< r72 and R72=>L%;

         (R72-    r72)(  Yk + Yl + Ym + Yn + Yo + Yp + Yq  )Yl/ { (R72 - L%)Yl +
                  (R72 -  M%)Ym  + (R72 -  N%)Yn + (R72 - O%)Yo + (R72 - P%)Yp +
                  (R72 - Q%)Yq }, if R72< r72 and L%>R72=>K%;

         (R72-    r72)(  Yk + Yl + Ym + Yn + Yo + Yp + Yq  )Yl/ { (R72 - K%)Yk +
                  (R72 -  L%)Yl  + (R72 -  M%)Ym + (R72 - N%)Yn + (R72 - O%)Yo +
                  (R72 - P%)Yp }, if R72=> r72 and R72=>P%;

         (R72-    r72)(  Yk + Yl + Ym + Yn + Yo + Yp + Yq  )Yl/ { (R72 - K%)Yk +
                  (R72 - L%)Yl + (R72 - M%)Ym + (R72 - N%)Yn + (R72 - O%)Yo}, if
                  R72=> r72 and P%>R72=>O%;

         (R72-    r72)(  Yk + Yl + Ym + Yn + Yo + Yp + Yq  )Yl/ { (R72 - K%)Yk +
                  (R72 - L%)Yl + (R72 - M%)Ym + (R72 - N%)Yn }, if R72=> r72 and
                  O%>R72=>N%;

         (R72-    r72)(  Yk + Yl + Ym + Yn + Yo +Yp + Yq  )Yl/ { (R72 -  K%)Yk +
                  (R72 - L%)Yl + (R72 - M%)Ym }, if R72=> r72 and N%>R72=>M%;

         (R72-    r72)(  Yk + Yl + Ym + Yn + Yo + Yp + Yq  )Yl/ { (R72 - K%)Yk +
                  (R72 - L%)Yl }, if R72=> r72 and M%>R72=>L%;

         0, if R72=> r72 and R72 < L%.

(delta)7Ym =      0, if R72 < r72 and R72 = > M%;

         (R72-    r72)(  Yk + Yl + Ym + Yn + Yo + Yp + Yq  )Ym/ { (R72 - M%)Ym +
                  (R72 - N%)Yn  + (R72 - O%)Yo + (R72 - P%)Yp + (R72 - Q%)Yq  },
                  if R72 < r72 and L% < = R72 < M%;

         (R72-    r72)(  Yk + Yl + Ym + Yn + Yo + Yp + Yq  )Ym/ { (R72 - L%)Yl +
                  (R72 -  M%)Ym  + (R72 -  N%)Yn + (R72 - O%)Yo + (R72 - P%)Yp +
                  (R72 - Q%)Yq }, if R72 < r72 and K < = R72 < L%;

         (R72-    r72)(  Yk + Yl + Ym + Yn + Yo + Yp + Yq  )Ym/ { (R72 - K%)Yk +
                  (R72 -  L%)Yl  + (R72 -  M%)Ym + (R72 - N%)Yn + (R72 - O%)Yo +
                  (R72 - P%)Yp }, if R72 = > r72 and R72 = > P%;

         (R72-    r72)(  Yk + Yl + Ym + Yn + Yo + Yp + Yq  )Ym/ { (R72 - K%)Yk +
                  (R72 - L%)Yl + (R72 - M%)Ym + (R72 - N%)Yn + (R72 - O%)Yo}, if
                  R72 = > r72 and P% = > R72 = > O%;

         (R72-    r72)(  Yk + Yl + Ym + Yn + Yo + Yp + Yq  )Ym/ { (R72 - K%)Yk +
                  (R72 - L%)Yl + (R72 - M%)Ym + (R72 - N%)Yn }, if R72 = > r72
                   and O% > R72 = > N%;

         (R72-    r72)(  Yk + Yl + Ym + Yn + Yo +Yp + Yq  )Ym/ { (R72 -  K%)Yk +
                  (R72 - L%)Yl + (R72 - M%)Ym }, if R72 = > r72
                   and N% > R72 = > M%;

         0, if R72 = > r72 and R72 < M%.

(delta)7Yn =  0, if R72 < r72 and R72 = > N%;

         (R72-    r72)(  Yk + Yl + Ym + Yn + Yo + Yp + Yq  )Yn/ { (R72 - N%)Yn +
                  (R72 - O%)Yo + (R72 - P%)Yp + (R72 - Q%)Yq  }, if R72< r72 and
                  M% < = R72 < N%;

         (R72-    r72)(  Yk + Yl + Ym + Yn + Yo + Yp + Yq  )Yn/ { (R72 - M%)Ym +
                  (R72 - N%)Yn  + (R72 - O%)Yo + (R72 - P%)Yp + (R72 - Q%)Yq  },
                  if R72 < r72 and L% < = R72 < M%;

         (R72-    r72)(  Yk + Yl + Ym + Yn + Yo + Yp + Yq  )Yn/ { (R72 - L%)Yl +
                  (R72 -  M%)Ym  + (R72 -  N%)Yn + (R72 - O%)Yo + (R72 - P%)Yp +
                  (R72 - Q%)Yq }, if R72 < r72 and K% < = R72 < L%;

         (R72-    r72)(  Yk + Yl + Ym + Yn + Yo + Yp + Yq  )Yn/ { (R72 - K%)Yk +
                  (R72 -  L%)Yl  + (R72 -  M%)Ym + (R72 - N%)Yn + (R72 - O%)Yo +
                  (R72 - P%)Yp }, if R72 = > r72 and R72 = > P%;

         (R72-    r72)(  Yk + Yl + Ym + Yn + Yo + Yp + Yq  )Yn/ { (R72 - K%)Yk +
                  (R72 - L%)Yl  + (R72 - M%)Ym + (R72 - N%)Yn + (R72 - O%)Yo  },
                  if R72=> r72 and P% > R72 = > O%;

         (R72-    r72)(  Yk + Yl + Ym + Yn + Yo + Yp + Yq  )Yn/ { (R72 - K%)Yk +
                  (R72 - L%)Yl + (R72 - M%)Ym + (R72 - N%)Yn }, if R72 = > r72
                   and O% > R72 = > N%;

         0, if R72=> r72 and R72 < N%.

(delta)7Yo =      0, if R72 < r72 and R72 = > O%;

         (R72-    r72)(  Yk + Yl + Ym + Yn + Yo + Yp + Yq  )Yo/ { (R72 - O%)Yo +
                  (R72 - P%)Yp + (R72 - Q%)Yq }, if R72 < r72 and N% <= R72
                   < O%;

         (R72-    r72)(  Yk + Yl + Ym + Yn + Yo + Yp + Yq  )Yo/ { (R72 - N%)Yn +
                  (R72 - O%)Yo + (R72 - P%)Yp + (R72 - Q%)Yq  }, if R72 < r72
                   and M% < = R72 < N%;

         (R72-    r72)(  Yk + Yl + Ym + Yn + Yo + Yp + Yq  )Yo/ { (R72 - M%)Ym +
                  (R72 - N%)Yn  + (R72 - O%)Yo + (R72 - P%)Yp + (R72 - Q%)Yq  },
                  if R72 < r72 and L% < = R72 < M%;

         (R72-    r72)(  Yk + Yl + Ym + Yn + Yo + Yp + Yq  )Yo/ { (R72 - L%)Yl +
                  (R72 -  M%)Ym  + (R72 -  N%)Yn + (R72 - O%)Yo + (R72 - P%)Yp +
                  (R72 - Q%)Yq }, if R72 < r72 and K% < = R72 < L%;

         (R72-    r72)(  Yk + Yl + Ym + Yn + Yo + Yp + Yq  )Yo/ { (R72 - K%)Yk +
                  (R72 -  L%)Yl  + (R72 -  M%)Ym + (R72 - N%)Yn + (R72 - O%)Yo +
                  (R72 - P%)Yp }, if R72 = > r72 and R72 = > P%;

         (R72-    r72)(  Yk + Yl + Ym + Yn + Yo + Yp + Yq  )Yo/ { (R72 - K%)Yk +
                  (R72 - L%)Yl + (R72 - M%)Ym + (R72 - N%)Yn + (R72 - O%)Yo}, if
                  R72 = > r72 and P% > R72 = > O%;

         0, if R72 = > r72 and R72 < O%.

(delta)7Yp =      0, if R72< r72 and R72=>P%;

         (R72-    r72)(  Yk + Yl + Ym + Yn + Yo + Yp +  Yq)Yp/  { (R72 - P%)Yp +
                  (R72 - Q%)Yq }, if R72 < r72 and O% < = R72 < P%;

         (R72-    r72)(  Yk + Yl + Ym + Yn + Yo + Yp +  Yq)Yp/  { (R72 - O%)Yo +
                  (R72 - P%)Yp + (R72 - Q%)Yq }, if R72 < r72 and N% <
                   = R72 < O%;

         (R72-    r72)(  Yk + Yl + Ym + Yn + Yo + Yp +  Yq)Yp/  { (R72 - N%)Yn +
                  (R72 - O%)Yo + (R72 - P%)Yp + (R72 - Q%)Yq  }, if R72 < r72
                   and M% < = R72 < N%;

         (R72-    r72)(  Yk + Yl + Ym + Yn + Yo + Yp +  Yq)Yp/  { (R72 - M%)Ym +
                  (R72 - N%)Yn  + (R72 - O%)Yo + (R72 - P%)Yp + (R72 - Q%)Yq  },
                  if R72 < r72 and L% < = R72 < M%;

         (R72-    r72)(  Yk + Yl + Ym + Yn + Yo + Yp +  Yq)Yp/  { (R72 - L%)Yl +
                  (R72 -  M%)Ym  + (R72 -  N%)Yn + (R72 - O%)Yo + (R72 - P%)Yp +
                  (R72 - Q%)Yq }, if R72 < r72 and K% < = R72 < L%;

         (R72-    r72)(  Yk + Yl + Ym + Yn + Yo + Yp + Yq  )Yp/ { (R72 - K%)Yk +
                  (R72 -  L%)Yl  + (R72 -  M%)Ym + (R72 - N%)Yn + (R72 - O%)Yo +
                  (R72 - P%)Yp }, if R72 = > r72 and R72 = > P%;

         0, if R72 = > r72 and R72 < P%.

(delta)7Yq =  (R72- r72)( Yk + Yl + Ym + Yn + Yo + Yp + Yq)/(R72 - Q%), if R72<
              r72 and P% < = R72;

         (R72-    r72)(  Yk + Yl + Ym + Yn + Yo + Yp +  Yq)Yq/  { (R72 - P%)Yp +
                  (R72 - Q%)Yq }, if R72 < r72 and O% < = R72 < P%;

         (R72-    r72)(  Yk + Yl + Ym + Yn + Yo + Yp +  Yq)Yq/  { (R72 - O%)Yo +
                  (R72 - P%)Yp + (R72 - Q%)Yq }, if R72< r72 and
                   N% < = R72 < O%;

         (R72-    r72)(  Yk + Yl + Ym + Yn + Yo + Yp +  Yq)Yq/  { (R72 - N%)Yn +
                  (R72 - O%)Yo + (R72 - P%)Yp + (R72 - Q%)Yq  }, if R72< r72 and
                  M% < = R72 < N%;

         (R72-    r72)(  Yk + Yl + Ym + Yn + Yo + Yp +  Yq)Yq/  { (R72 - M%)Ym +
                  (R72 - N%)Yn  + (R72 - O%)Yo + (R72 - P%)Yp + (R72 - Q%)Yq  },
                  if R72 < r72 and L% < = R72 < M%;

         (R72-    r72)(  Yk + Yl + Ym + Yn + Yo + Yp +  Yq)Yq/

                  {(R72 - L%)Yl +
                  (R72 -  M%)Ym  + (R72 -  N%)Yn + (R72 - O%)Yo + (R72 - P%)Yp +
                  (R72 - Q%)Yq }, if R72 < r72 and K% < = R72 < L%;

         0, if R72=> r72.


(delta)7Yk,  (delta)7Yl,  (delta)7Ym,  (delta)7Yn,  (delta)7Yo,  (delta)7Yp  and
         (delta)7Yq are numbers respectively between Yk, Yl, Ym, Yn, Yo, Yp and Yq and 0 such that
            {K%( Yk.- (delta)7Yk) + L%( Yl.- (delta)7Yl) + M%( Ym.- (delta)7Ym)+
                  N%(Yn.- (delta)7Yn) + O%( Yo.- (delta)7Yo) + P%( Yp.- (delta)7Yp) + Q%(Yq - (delta)7Yq ) }/ ( Yk.- (delta)7Yk + Yl.- (delta)7Yl + Ym.- (delta)7Ym + Yn.- (delta)7Yn + Yo.-
         (delta)7Yo + Yp.- (delta)7Yp + Yq - (delta)7Yq) = R72.

Y72 = Yk.- (delta)7Yk + Yl.- (delta)7Yl + Ym.- (delta)7Ym + Yn.- (delta)7Yn + Yo.- (delta)7Yo + Yp.- (delta)7Yp + Yq - (delta)7Yq

P72 =    Pk + Pl + Pm + Pn + Po + Pp + Pq.

Z72 =    Zk + Zl + Zm + Zn + Zo + Zp + Zq.

<W041>Y72=  <W041>Yk.-   (delta)7Yk   +   <W041>Yl.-   (delta)7Yl  +  <W041>Ym.-
         (delta)7Ym + <W041>Yn.- (delta)7Yn + <W041>Yo.- (delta)7Yo + <W041>Yp.-
         (delta)7Yp + <W041>Yq.- (delta)7Yq

<W041>P72  =  <W041>Pk  + <W041>Pl + <W041>Pm + <W041>Pn + <W041>Po + <W041>Pp +
<W041>Pq.

<W041>Z72  =  <W041>Zk  + <W041>Zl + <W041>Zm + <W041>Zn + <W041>Zo + <W041>Zp +
<W041>Zq.

1.   If Y72 - (alpha)(P72 - (DELTA)P72)  => 0, Yj- (alpha)(Pj - (DELTA)Pj) => 0, and (gamma)7(Pj - (DELTA)Pj) < (P72 - (DELTA)P72), then (DELTA)Y72 = Y72 - (alpha)(gamma)7(Pj - (DELTA)Pj) and (DELTA)Yj = Yj - (alpha)(Pj - (DELTA)Pj).

2.   If Y72 - (alpha)(P72 - (DELTA)P72) => 0, Yj - (alpha)(Pj - (DELTA)Pj) => 0, and (gamma)7(Pj - (DELTA)Pj) => (P72 - (DELTA)P72), then (DELTA)Y72 = Y72 - (alpha)(P72 - (DELTA)P72) and (DELTA)Yj = Yj - ((alpha)/(gamma)7)(P72 - (DELTA)P72).

3. If Y72 - (alpha)(P72 - (DELTA)P72) < 0, Yj - (alpha)(Pj - (DELTA)Pj) => 0, and Yj - (alpha)(Pj - (DELTA)Pj) => Yj - (Y72/(gamma)7), then (DELTA)Y72 = Y72 - (alpha)(gamma)7(Pj - (DELTA)Pj) and (DELTA)Yj = Yj - (alpha)(Pj - (DELTA)Pj).

4.   If Y72 - (alpha)(P72 - (DELTA)P72) < 0, Yj - (Y72/(gamma)7)  => 0, and Yj -
     (alpha)(Pj - (DELTA)Pj)
                         <=  Yj  -  (Y72/(gamma)7),  then  (DELTA)Y72  =  0  and
                         (DELTA)Yj = Yj - (Y72/(gamma)7).

5. If Yj - (alpha)(Pj - (DELTA)Pj) < 0, Yj - (Y72/(gamma)7) < 0, and Y72 - (alpha)(P72 - (DELTA)P72) <= Y72 - ((gamma)7Yj), then (DELTA)Y72 = Y72 - ((gamma)7Yj) and (DELTA)Yj = 0.

6. If Yj - (alpha)(Pj - (DELTA)Pj) < 0, Y72 - (alpha)(P72 - (DELTA)P72) => 0, and Y72 - (alpha)(P72 - (DELTA)P72) => Y72 - ((gamma)7Yj), then (DELTA)Y72 = Y72 - (alpha)(P72 - (DELTA)P72) and (DELTA)Yj = Yj - ((alpha)/(gamma)7)(P72 - (DELTA)P72).

<W041>Yk = (delta)7Yk + [(Yk - (delta)7Yk )/Y72 ]<W041>Y72

<W041>Yl = (delta)7Yl + [(Yl - (delta)7Yl )/Y72 ]<W041>Y72

<W041>Ym = (delta)7Ym + [(Ym - (delta)7Ym )/Y72 ]<W041>Y72

<W041>Yn = (delta)7Yn + [(Yn - (delta)7Yn )/Y72 ]<W041>Y72

<W041>Yo = (delta)7Yo + [(Yo - (delta)7Yo )/Y72 ]<W041>Y72

<W041>Yp = (delta)7Yp + [(Yp - (delta)7Yp )/Y72 ]<W041>Y72

<W041>Yq = (delta)7Yq + [(Yq - (delta)7Yq )/Y72 ]<W041>Y72

         The purpose of the foregoing definitional provisions together with the related provisions allocating Realized Losses and defining the Class Y and Class Z Principal Distribution Amounts is to accomplish the following goals in the following order of priority:

1. Making the ratio of (Y72 - <W041>Y72 ) to (Yj - <W041>Yj ) equal to (gamma)7 after taking account of the allocation Realized Losses and the distributions that will be made through the end of the Distribution Date to which such provisions relate and assuring that the Principal Reduction Amount for each of the Class YAA, Class YBB, Class YCC, Class YDD, Class YEE, Class YFF, Class YGG, Class YHH, Class ZAA, Class ZBB, Class ZCC, Class ZDD, Class ZEE, Class ZFF, Class ZGG and Class ZHH Certificates is greater than or equal to zero for such Distribution Date;

2. Making the Class YAA Principal Balance less than or equal to 0.0005 of the sum of the Class YAA and Class ZAA Principal Balances, the Class YBB Principal Balance less than or equal to 0.0005 of the sum of the Class YBB and Class ZBB Principal Balances, the Class YCC Principal Balance less than or equal to 0.0005 of the sum of the Class YCC and Class ZCC Principal Balances, the Class YDD Principal Balance less than or equal to 0.0005 of the sum of the Class YDD and Class ZDD Principal Balances, the Class YEE Principal Balance less than or equal to 0.0005 of the sum of the Class YEE and Class ZEE Principal Balances, the Class YFF Principal Balance less than or equal to 0.0005 of the sum of the Class YFF and Class ZFF Principal Balances, the Class YGG Principal Balance less than or equal to 0.0005 of the sum of the Class YGG and Class ZGG Principal Balances and the Class YHH Principal Balance less than or equal to 0.0005 of the sum of the Class YHH and Class ZHH Principal Balances in each case after giving effect to allocations of Realized Losses and distributions to be made through the end of the Distribution Date to which such provisions relate; and

3. Making the larger of (a) the fraction whose numerator is (Y72 - <W041>Y72 ) and whose denominator is the sum of (Y72 - <W041>Y72) and (Z72 - <W041>Z72) and (b) the fraction whose numerator is (Yj - <W041>Yj) and whose denominator is the sum of (Yj - <W041>Yj) and (Zj - <W041>Zj) as large as possible while remaining less than or equal to 0.0005.

         In the event of a failure of the foregoing portion of the definition of Class Y Principal Reduction Amount to accomplish both of goals 1 and 2 above, the amounts thereof should be adjusted to so as to accomplish such goals within the requirement that each Class Y Principal Reduction Amount must be less than or equal to the sum of (a) the Principal Realized Losses to be allocated on the related Distribution Date for the related Pool remaining after the allocation of such Realized Losses to the related class of ratio-strip principal only certificates, if any, and (b) the remainder of the Available Distribution Amount for the related Pool or after reduction thereof by the distributions to be made on such Distribution Date (i) to the related class of ratio-strip principal only certificates, if any, (ii) to the related class of ratio-strip interest only certificates, if any, and (iii) in respect of interest on the related Class Y and Class Z Certificates, or, if both of such goals cannot be accomplished within such requirement, such adjustment as is necessary shall be made to accomplish goal 1 within such requirement. In the event of any conflict among the provisions of the definition of the Class Y Principal Reduction Amounts, such conflict shall be resolved on the basis of the goals and their priorities set forth above within the requirement set forth in the preceding sentence. If the formula allocation of
<W041>Y72 among <W041>Yk, <W041>Yl, <W041>Ym,
<W041>Yn, <W041>Yo, <W041>Yp and <W041>Yq cannot be achieved because one or more of <W041>Yk,  <W041>Yl,  <W041>Ym, <W041>Yn, <W041>Yo, <W041>Yp and <W041>Yq, as
so defined is greater  than the related  one of  <W041>Pk,  <W041>Pl,  <W041>Pm,
<W041>Pn,  <W041>Po,  <W041>Pp and <W041>Pq, such an allocation shall be made as close as possible to the formula allocation within the requirement that <W041>Yk
<  <W041>Pk,  <W041>Yl <  <W041>Pl,  <W041>Ym <  <W041>Pm,  <W041>Yn < <W041>Pn,
<W041>Yo < <W041>Po, <W041>Yp < <W041>Pp and <W041>Yq < <W041>Pq.



[Method of calculating initial balance of the Class Y and Class Z interest to come]

NOTES:

1. Classes YAA and ZAA are related to the Group AA loans. The sum of the Class Principal Balances for the Class YAA and Class ZAA Certificates is equal to the aggregate stated principal balance of the Group AA Loans [minus the Class Principal Balance of the Class AA-P Certificates]. Classes YCC and ZCC are related to the Group CC loans. The sum of the Class Principal Balances for the Class YCC and Class ZCC Certificates is equal to the aggregate stated principal balance of the Group CC Loans [minus the Class Principal Balance of the Class CC-P Certificates]. Classes YBB and ZBB are related to the Group BB loans. The sum of the Class Principal Balances for the Class YBB and Class ZBB Certificates is equal to the aggregate stated principal balance of the Group BB Loans [minus the Class Principal Balance of the Class BB-P Certificates]. The Y and Z classes will be principal and interest classes bearing interest at the pass-through rate for the related loan group.

2. The Class CB pass-through rate is the weighted average of the pass-through rates on the Class YAA, Class YCC and Class YBB Certificates.

                                                                     EXHIBIT A-1


                        FORM OF CLASS [I]-[A] CERTIFICATE

                  SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

                  [THE CURRENT PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE DECREASED BY THE PRINCIPAL PAYMENTS HEREON. ACCORDINGLY, FOLLOWING THE INITIAL ISSUANCE OF THE CERTIFICATES, THE CURRENT PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE DIFFERENT FROM THE DENOMINATION SHOWN BELOW. ANYONE ACQUIRING THIS
CERTIFICATE MAY ASCERTAIN ITS CURRENT PRINCIPAL BALANCE BY INQUIRY OF THE TRUSTEE NAMED HEREIN.]

                  UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE SELLER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN
AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

Certificate No. 1                           [Adjustable Pass-Through Rate][__%]



Class [I]-[A] Senior



Date of Pooling and Servicing               Aggregate Initial [Current Principal
Agreement and Cut-off Date:                 Balance][Notional  Amount]  of  this
February 1, 2004                            Certificate  as of the Cut-off Date:
                                            $__________



First Distribution Date:                    Initial      [Current      Principal
March 25, 2004                              Balance][Notional  Amount]  of  this
                                            Certificate  as of the Cut-off Date:
                                            $__________



Master Servicer:
Wells Fargo Bank, National Association      CUSIP: 07386H [___]



Assumed Final Distribution Date:
February 25, 2034



                         BEAR STEARNS ALT-A TRUST 2004-1
                        MORTGAGE PASS-THROUGH CERTIFICATE
                                  SERIES 2004-1

          evidencing a fractional undivided interest in the distributions allocable to the Class [I]-[A] Certificates with respect to a Trust Fund consisting primarily of a pool of adjustable interest rate mortgage loans secured by first liens on one-to-four family residential properties and sold by STRUCTURED ASSET MORTGAGE INVESTMENTS II INC.

          This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Structured Asset Mortgage Investments II Inc. ("SAMI II"), the Master Servicer, the Securities Administrator or the Trustee referred to below or any of their affiliates or any other person. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental entity or by SAMI II, the Master Servicer or the Trustee or any of their affiliates or any other person. None of SAMI II, the Master Servicer or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

          This certifies that Cede &Co. is the registered owner of the Fractional Undivided Interest evidenced hereby in the beneficial ownership interest of Certificates of the same Class as this Certificate in a trust (the "Trust Fund") primarily consisting of conventional adjustable rate mortgage loans secured by first liens on one- to four- family residential properties (collectively, the "Mortgage Loans") sold by SAMI II. The Mortgage Loans were sold by EMC Mortgage Corporation ("EMC") to SAMI II. Wells Fargo Bank, National Association ("Wells Fargo") will act as master servicer of the Mortgage Loans (the "Master Servicer," which term includes any successors thereto under the Agreement referred to below). The Trust Fund was created pursuant to the Pooling and Servicing Agreement dated as of the Cut-off Date specified above (the "Agreement"), among SAMI II, as depositor (the "Seller"), the Master Servicer, Wells Fargo, as securities administrator, EMC Mortgage Corporation and JPMorgan Chase Bank, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, capitalized terms used herein shall have the meaning ascribed to them in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of its acceptance hereof assents and by which such Holder is bound.

          Interest on this Certificate will accrue during the period from and including the preceding Distribution Date (as hereinafter defined) (or in the case of the first Distribution Date, from the Closing Date) to and including the day prior to the current Distribution Date on the [Current Principal Balance][Notional Amount] hereof at a per annum rate equal to the Pass-Through Rate set forth above. The Trustee will distribute on the 25th day of each month, or, if such 25th day is not a Business Day, the immediately following Business Day (each, a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the Business Day immediately preceding the related Distribution Date so long as such Certificate remains in book-entry form (and otherwise, the close of business on the last Business Day of the month immediately preceding the month of such Distribution Date), an amount equal to the product of the Fractional Undivided Interest evidenced by this Certificate and the amount (of interest [and principal], if any) required to be distributed to the Holders of Certificates of the same Class as this Certificate. The Assumed Final Distribution Date is the Distribution Date in the month following the latest scheduled maturity date of any Mortgage Loan and is not likely to be the date on which the [Current Principal Balance][Notional Amount] of this Class of Certificates will be reduced to zero.

          Distributions on this Certificate will be made by the Trustee by check mailed to the address of the Person entitled thereto as such name and address shall appear on the Certificate Register or, if such Person so requests by notifying the Trustee in writing as specified in the Agreement. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose and designated in such notice. The initial [Current Principal Balance][Notional Amount] of this Certificate is set forth above. [The Current Principal Balance hereof will be reduced to the extent of distributions allocable to principal hereon.]

          This  Certificate is one of a duly  authorized  issue of  Certificates designated as set forth on the face hereof (the "Certificates"). The Certificates, in the aggregate, evidence the entire beneficial ownership interest in the Trust Fund formed pursuant to the Agreement.

          The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the Trust Fund for payment hereunder and that
neither  the  Securities   Administrator  nor  the  Trustee  is  liable  to  the
Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

          This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced hereby, and the rights, duties and immunities of the Trustee.

          The Agreement permits, with certain exceptions therein provided: (i) the amendment thereof and of the Servicing Agreement and the modification of the rights and obligations of the Seller, the Master Servicer and the Trustee and the rights of the Certificateholders under the Agreement from time to time by EMC, the Seller, the Master Servicer, the Securities Administrator and the Trustee, and (ii) the amendment thereof and of the Servicing Agreement by the Master Servicer and the Trustee with the consent of the Holders of Certificates, evidencing Fractional Undivided Interests aggregating not less than 51% of the Trust Fund (or in certain cases, Holders of Certificates of affected Classes evidencing such percentage of the Fractional Undivided Interests thereof). Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof and of the Servicing Agreement in certain limited circumstances, without the consent of the Holders of any of the Certificates.

          As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable with the Trustee upon surrender of this Certificate for registration of transfer at the offices or agencies maintained by the Trustee for such purposes, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Trustee duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates in authorized denominations representing a like aggregate Fractional Undivided Interest will be issued to the designated transferee.

          The Certificates are issuable only as registered Certificates without coupons in the Classes and denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for one or more new Certificates evidencing the same Class and in the same aggregate Fractional Undivided Interest, as requested by the Holder surrendering the same.

          No service charge will be made to the Certificateholders for any such registration of transfer, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith. The Seller, the Master Servicer, the Trustee, the Securities Administrator and any agent of any of them may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of Seller, the Master Servicer, the Trustee, the Securities Administrator or any such agent shall be affected by notice to the contrary.

          The obligations created by the Agreement and the Trust Fund created thereby (other than the obligations to make payments to Certificateholders with respect to the termination of the Agreement) shall terminate upon the earlier of
(i) the later of (A) the maturity or other liquidation (or Advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund and disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and (B) the remittance of all funds due under the Agreement, or
(ii) the optional repurchase by the party named in the Agreement of all the Mortgage Loans and other assets of the Trust Fund in accordance with the terms of the Agreement. Such optional repurchase may be made only on or after the Distribution Date on which the aggregate Stated Principal Balance of the Mortgage Loans is less than the percentage of the aggregate Stated Principal Balance specified in the Agreement of the Mortgage Loans at the Cut-off Date. The exercise of such right will effect the early retirement of the Certificates. In no event, however, will the Trust Fund created by the Agreement continue beyond the expiration of 21 years after the death of certain persons identified in the Agreement.

          Unless this Certificate has been countersigned by an authorized signatory of the Trustee by manual signature, this Certificate shall not be entitled to any benefit under the Agreement, or be valid for any purpose.

          IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated: February 27, 2004                    JPMORGAN  CHASE  BANK,  not  in  its
                                            individual  capacity  but  solely as
                                            Trustee


                                            By:
                                               ---------------------------------
                                               Authorized Signatory


                          CERTIFICATE OF AUTHENTICATION
                          -----------------------------

           This is one of the Class [I]-[A] Certificates referred to in the within-mentioned Agreement.

                                            JPMORGAN   CHASE  BANK,   Authorized
                                            signatory  of  JPMorgan  Chase Bank,
                                            not in its  individual  capacity but
                                            solely as Trustee


                                            By:
                                               ---------------------------------
                                               Authorized Signatory

                                   ASSIGNMENT
                                   ----------

          FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto __________________________________ (Please print or typewrite name and address including postal zip code of assignee) a Fractional Undivided Interest evidenced by the within Mortgage Pass-Through Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

          I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:




Dated:
                  Signature by or on behalf of assignor



                                            Signature Guaranteed


                            DISTRIBUTION INSTRUCTIONS
                            -------------------------

          The   assignee   should   include  the   following   for  purposes  of
distribution:

          Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _________________________________ for the account of _________________________ account number _____________, or, if mailed by check, to ______________________________. Applicable statements should be mailed to _____________________________________________.

                  This  information  is  provided  by  __________________,   the
assignee named above, or ________________________, as its agent.

                                                                     EXHIBIT A-2


                  FORM OF CLASS M, B-1, B-2 and B-3 CERTIFICATE

          THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A [insert as applicable: CLASS M, CLASS B-1 AND CLASS B-2] CERTIFICATES AS DESCRIBED IN THE AGREEMENT (AS DEFINED BELOW).

          SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE
TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

          THE CURRENT PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE DECREASED BY THE PRINCIPAL PAYMENTS HEREON AND REALIZED LOSSES ALLOCABLE HERETO AS DESCRIBED IN THE AGREEMENT. ACCORDINGLY, FOLLOWING THE INITIAL ISSUANCE OF THE CERTIFICATES, THE CURRENT PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE DIFFERENT FROM THE DENOMINATION SHOWN BELOW. ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CURRENT PRINCIPAL BALANCE BY INQUIRY OF THE TRUSTEE NAMED HEREIN.

          UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE SELLER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

          EACH BENEFICIAL OWNER OF A [CLASS M, B-1, B-2 and B-3] CERTIFICATE OR ANY INTEREST THEREIN SHALL BE DEEMED TO HAVE REPRESENTED, BY VIRTUE OF ITS ACQUISITION OR HOLDING OF THAT CERTIFICATE OR INTEREST THEREIN, THAT EITHER (I) SUCH CERTIFICATE IS RATED AT LEAST "BBB-" OR ITS EQUIVALENT BY FITCH, S&P AND MOODY'S, (II) IT IS NOT A PLAN OR INVESTING WITH "PLAN ASSETS"?OF ANY PLAN,
(III) (1) IT IS AN INSURANCE COMPANY, (2) THE SOURCE OF FUNDS USED TO ACQUIRE OR HOLD THE CERTIFICATE OR INTEREST THEREIN IS AN "INSURANCE COMPANY GENERAL ACCOUNT," AS SUCH TERM IS DEFINED IN PROHIBITED TRANSACTION CLASS EXEMPTION ("PTCE") 95-60, AND (3) THE CONDITIONS IN SECTIONS I AND III OF PTCE 95-60 HAVE BEEN SATISFIED.

Certificate No.1                            Adjustable Pass-Through Rate



Class [M, B-1, B-2, B-3] Subordinate



Date of Pooling and Servicing
Agreement and Cut-off Date:                 Aggregate  Initial Current Principal
February 1, 2004                            Balance  of this  Certificate  as of
                                            the Cut-off Date:
                                            $__________



First Distribution Date:                    Initial Current Principal Balance of
March 25, 2004                              this  Certificate  as of the Cut-off
                                            Date: $__________



Master Servicer:                            CUSIP: 07386H [___]
Wells Fargo Bank, National Association



Assumed Final Distribution Date:
February 25, 2034



                         BEAR STEARNS ALT-A TRUST 2004-1
                        MORTGAGE PASS-THROUGH CERTIFICATE
                                  SERIES 2004-1

          evidencing a fractional undivided interest in the distributions allocable to the Class [M, B-1, B-2, B-3]
          Certificates with respect to a Trust Fund consisting primarily of a pool of adjustable interest rate mortgage loans secured by first liens on one-to-four family residential properties and sold by STRUCTURED ASSET MORTGAGE II INVESTMENTS INC.

          This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Structured Asset Mortgage Investments II Inc. ("SAMI II"), the Master Servicer, the Securities Administrator or the Trustee referred to below or any of their affiliates or any other person. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental entity or by SAMI II, the Master Servicer or the Trustee or any of their affiliates or any other person. None of SAMI II, the Master Servicer or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

          This certifies that Cede & Co. is the registered owner of the Fractional Undivided Interest evidenced hereby in the beneficial ownership interest of Certificates of the same Class as this Certificate in a trust (the "Trust Fund") primarily consisting of conventional adjustable rate mortgage loans secured by first liens on one- to four- family residential properties (collectively, the "Mortgage Loans") sold by SAMI II. The Mortgage Loans were sold by EMC Mortgage Corporation ("EMC") to SAMI II. Wells Fargo Bank, National Association ("Wells Fargo") will act as master servicer of the Mortgage Loans (the "Master Servicer," which term includes any successors thereto under the Agreement referred to below). The Trust Fund was created pursuant to the Pooling and Servicing Agreement dated as of the Cut-off Date specified above (the "Agreement"), among SAMI II, as depositor (the "Seller"), the Master Servicer, Wells Fargo, as securities administrator, EMC Mortgage Corporation and JPMorgan Chase Bank, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, capitalized terms used herein shall have the meaning ascribed to them in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of its acceptance hereof assents and by which such Holder is bound.

          Interest on this Certificate will accrue during the period from and including the preceding Distribution Date (as hereinafter defined) (or in the case of the first Distribution Date, from the Closing Date) to and including the day prior to the current Distribution Date on the Current Principal Balance hereof at a per annum rate equal to the Pass-Through Rate set forth above. The Trustee will distribute on the 25th day of each month, or, if such 25th day is not a Business Day, the immediately following Business Day (each, a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the Business Day immediately preceding the related Distribution Date so long as such Certificate remains in book-entry form (and otherwise, the close of business on the last Business Day of the month immediately preceding the month of such Distribution Date), an amount equal to the product of the Fractional Undivided Interest evidenced by this Certificate and the amount (of interest and principal, if any) required to be distributed to the Holders of Certificates of the same Class as this Certificate. The Assumed Final Distribution Date is the Distribution Date in the month following the latest scheduled maturity date of any Mortgage Loan and is not likely to be the date on which the Current Principal Balance of this Class of Certificates will be reduced to zero.

          Distributions on this Certificate will be made by the Trustee by check mailed to the address of the Person entitled thereto as such name and address shall appear on the Certificate Register or, if such Person so requests by notifying the Trustee in writing as specified in the Agreement. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose and designated in such notice. The initial Current Principal Balance of this Certificate is set forth above. The Current Principal Balance hereof will be reduced to the extent of distributions allocable to principal hereon and any Realized Losses allocable hereto.

          Each beneficial owner of a Class [M, B-1, B-2, B-3] Certificate or any interest therein shall be deemed to have represented, by virtue of its acquisition or holding of that Certificate or interest therein, that either (i) such Certificate is rated at least "BBB-" or its equivalent by Fitch, S&P and Moody's, (ii) it is not a Plan or investing with "plan assets" of any Plan,
(iii)(1) it is an
insurance company, (2) the source of funds used to acquire or hold the Certificate or interest therein is an "insurance company general account," as such term is defined in Prohibited Transaction Class Exemption ("PTCE") 95-60, and (3) the conditions in Sections I and III of PTCE 95-60 have been satisfied.


          This  Certificate is one of a duly  authorized  issue of  Certificates designated as set forth on the face hereof (the "Certificates"). The Certificates, in the aggregate, evidence the entire beneficial ownership interest in the Trust Fund formed pursuant to the Agreement.

          The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the Trust Fund for payment hereunder and that
neither  the  Securities   Administrator  nor  the  Trustee  is  liable  to  the
Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

          This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced hereby, and the rights, duties and immunities of the Trustee.

          The Agreement permits, with certain exceptions therein provided: (i) the amendment thereof and of the Servicing Agreement and the modification of the rights and obligations of the Seller, the Master Servicer and the Trustee and the rights of the Certificateholders under the Agreement from time to time by EMC, the Seller, the Master Servicer, the Securities Administrator and the Trustee, and (ii) the amendment thereof and of the Servicing Agreement by the Master Servicer and the Trustee with the consent of the Holders of Certificates, evidencing Fractional Undivided Interests aggregating not less than 51% of the Trust Fund (or in certain cases, Holders of Certificates of affected Classes evidencing such percentage of the Fractional Undivided Interests thereof). Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof and of the Servicing Agreement in certain limited circumstances, without the consent of the Holders of any of the Certificates.

          As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable with the Trustee upon surrender of this Certificate for registration of transfer at the offices or agencies maintained by the Trustee for such purposes, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Trustee duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates in authorized denominations representing a like aggregate Fractional Undivided Interest will be issued to the designated transferee.

          The Certificates are issuable only as registered Certificates without coupons in the Classes and denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for one or more new Certificates evidencing the same Class and in the same aggregate Fractional Undivided Interest, as requested by the Holder surrendering the same.

          No service charge will be made to the Certificateholders for any such registration of transfer, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith. The Seller, the Master Servicer, the Trustee, the Securities Administrator and any agent of any of them may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Seller, the Master Servicer, the Trustee, the Securities Administrator or any such agent shall be affected by notice to the contrary.

          The obligations created by the Agreement and the Trust Fund created thereby (other than the obligations to make payments to Certificateholders with respect to the termination of the Agreement) shall terminate upon the earlier of
(i) the later of (A) the maturity or other liquidation (or Advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund and disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and (B) the remittance of all funds due under the Agreement, or
(ii) the optional repurchase by the party named in the Agreement of all the Mortgage Loans and other assets of the Trust Fund in accordance with the terms of the Agreement. Such optional repurchase may be made only on or after the Distribution Date on which the aggregate Stated Principal Balance of the Mortgage Loans is less than the percentage of the aggregate Stated Principal Balance specified in the Agreement of the Mortgage Loans at the Cut-off Date. The exercise of such right will effect the early retirement of the Certificates. In no event, however, will the Trust Fund created by the Agreement continue beyond the expiration of 21 years after the death of certain persons identified in the Agreement.

          Unless this Certificate has been countersigned by an authorized signatory of the Trustee by manual signature, this Certificate shall not be entitled to any benefit under the Agreement, or be valid for any purpose.

          IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated: February 27, 2004                    JPMORGAN  CHASE  BANK,  not  in  its
                                            individual  capacity  but  solely as
                                            Trustee


                                            By:
                                               ---------------------------------
                                               Authorized Signatory


                          CERTIFICATE OF AUTHENTICATION
                          -----------------------------

          This is one of the Class [M, B-1, B-2, B-3] Certificates referred to in the within-mentioned Agreement.


                                            JPMORGAN   CHASE  BANK,   Authorized
                                            signatory  of  JPMorgan  Chase Bank,
                                            not in its  individual  capacity but
                                            solely as Trustee


                                            By:
                                               ---------------------------------
                                               Authorized Signatory

                                   ASSIGNMENT
                                   ----------

          FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto __________________________________ (Please print or typewrite name and address including postal zip code of assignee) a Fractional Undivided Interest evidenced by the within Mortgage Pass-Through Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

          I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:




Dated:
                      Signature by or on behalf of assignor



                                            Signature Guaranteed


                            DISTRIBUTION INSTRUCTIONS
                            -------------------------

          The   assignee   should   include  the   following   for  purposes  of
distribution:

          Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _________________________________ for the account of _________________________ account number _____________, or, if mailed by check, to ______________________________. Applicable statements should be mailed to _____________________________________________.

          This information is provided by __________________, the assignee named above, or ________________________, as its agent.

                                                                     EXHIBIT A-3

                   FORM OF CLASS B-4, B-5 and B-6 CERTIFICATE

          THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A, [insert as applicable: CLASS M, CLASS B-1, CLASS B-2, CLASS B-3, CLASS B-4 AND CLASS B-5] CERTIFICATES AS DESCRIBED IN THE AGREEMENT (AS DEFINED BELOW).

          SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE
TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE").

          THE CURRENT PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE DECREASED BY THE PRINCIPAL PAYMENTS HEREON. ACCORDINGLY, FOLLOWING THE INITIAL ISSUANCE OF THE CERTIFICATES, THE CURRENT PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE DIFFERENT FROM THE DENOMINATION SHOWN BELOW. ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CURRENT PRINCIPAL BALANCE BY INQUIRY OF THE TRUSTEE NAMED HEREIN.

          THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR UNDER ANY STATE SECURITIES LAWS. THE HOLDER HEREOF, BY PURCHASING THIS CERTIFICATE, AGREES THAT THIS CERTIFICATE MAY BE REOFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS AND ONLY (1) PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A") TO A PERSON THAT THE HOLDER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A (A "QIB"), PURCHASING FOR ITS OWN ACCOUNT OR A QIB PURCHASING FOR THE ACCOUNT OF A QIB, WHOM THE HOLDER HAS INFORMED, IN EACH CASE, THAT THE REOFFER, RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A OR (2) IN CERTIFICATED FORM TO AN "INSTITUTIONAL ACCREDITED INVESTOR" WITHIN THE MEANING THEREOF IN RULE 501(a)(1), (2), (3) or (7) OF REGULATION D UNDER THE ACT OR ANY ENTITY IN WHICH ALL OF THE EQUITY OWNERS COME WITHIN SUCH PARAGRAPHS PURCHASING NOT FOR DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT, SUBJECT TO (A) THE RECEIPT BY THE TRUSTEE OF A LETTER SUBSTANTIALLY IN THE FORM PROVIDED IN THE AGREEMENT AND (B) THE RECEIPT BY THE TRUSTEE OF SUCH OTHER EVIDENCE ACCEPTABLE TO THE TRUSTEE THAT SUCH REOFFER, RESALE, PLEDGE OR TRANSFER IS IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS OR IN EACH CASE IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE UNITED STATES AND ANY OTHER APPLICABLE JURISDICTION.

          THIS CERTIFICATE MAY NOT BE ACQUIRED DIRECTLY OR INDIRECTLY BY, OR ON BEHALF OF, AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT (A "PLAN") THAT IS SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, AND/OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), or by a person using "PLAN assets" of a Plan, UNLESS THE PROPOSED TRANSFEREE PROVIDES THE TRUSTEE WITH AN OPINION OF COUNSEL FOR THE BENEFIT OF THE TRUSTEE, MASTER SERVICER AND THE SECURITIES ADMINISTRATOR AND ON WHICH THEY MAY RELY WHICH IS SATISFACTORY TO THE TRUSTEE THAT THE PURCHASE OF THIS CERTIFICATE IS PERMISSIBLE UNDER APPLICABLE LAW, WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, OR SECTION 4975 OF THE CODE AND WILL NOT SUBJECT THE MASTER SERVICER, THE TRUSTEE OR THE SECURITIES ADMINISTRATOR TO ANY OBLIGATION OR LIABILITY IN ADDITION TO THOSE UNDERTAKEN IN THE AGREEMENT.

Certificate No.1                            Adjustable Pass-Through Rate



Class [B-4. B-5, B-6] Senior



Date of Pooling and Servicing
Agreement and Cut-off Date:                 Aggregate  Initial Current Principal
February 1, 2004                            Balance  of this  Certificate  as of
                                            the Cut-off Date:
                                            $____________



First Distribution Date:                    Initial Current Principal Balance of
March 25, 2004                              this  Certificate  as of the Cut-off
                                            Date:
                                            $____________



Master Servicer:                            CUSIP: 07386H [___]
Wells Fargo Bank, National Association



Assumed Final Distribution Date:
February 25, 2034



                         BEAR STEARNS ALT-A TRUST 2004-1
                        MORTGAGE PASS-THROUGH CERTIFICATE
                                  SERIES 2004-1

          evidencing a fractional undivided interest in the distributions allocable to the Class [B-4, B-5, B-6] Certificates with respect to a Trust Fund consisting primarily of a pool of adjustable interest rate mortgage loans secured by first liens on one-to-four family residential properties and sold by STRUCTURED ASSET MORTGAGE II INVESTMENTS INC.


          This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Structured Asset Mortgage Investments II Inc. ("SAMI II"), the Master Servicer, the Securities Administrator or the Trustee referred to below or any of their affiliates or any other person. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental entity or by SAMI II, the Master Servicer or the Trustee or any of their affiliates or any other person. None of SAMI II, the Master Servicer or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.


          This certifies that ________________ is the registered owner of the Fractional Undivided Interest evidenced hereby in the beneficial ownership interest of Certificates of the same Class as this Certificate in a trust (the "Trust Fund") primarily consisting of conventional adjustable rate mortgage loans secured by first liens on one- to four- family residential properties (collectively, the "Mortgage Loans") sold by SAMI II. The Mortgage Loans were sold by EMC Mortgage Corporation ("EMC") to SAMI II. Wells Fargo Bank, National Association ("Wells Fargo") will act as master servicer of the Mortgage Loans (the "Master Servicer," which term includes any successors thereto under the Agreement referred to below). The Trust Fund was created pursuant to the Pooling and Servicing Agreement dated as of the Cut-off Date specified above (the "Agreement"), among SAMI II, as depositor (the "Seller"), the Master Servicer, Wells Fargo, as securities administrator, EMC Mortgage Corporation and JPMorgan Chase Bank, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, capitalized terms used herein shall have the meaning ascribed to them in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of its acceptance hereof assents and by which such Holder is bound.

          The Trustee will distribute on the 25th day of each month, or, if such 25th day is not a Business Day, the immediately following Business Day (each, a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of the related Distribution Date, an amount equal to the product of the Fractional Undivided Interest evidenced by this Certificate and the amount required to be distributed to the Holders of Certificates of the same Class as this Certificate. The Assumed Final Distribution Date is the Distribution Date in the month following the latest scheduled maturity date of any Mortgage Loan and is not likely to be the date on which the Current Principal Balance of this Class of Certificates will be reduced to zero.

          Distributions on this Certificate will be made by the Trustee by check mailed to the address of the Person entitled thereto as such name and address shall appear on the Certificate Register or, if such Person so requests by notifying the Trustee in writing as specified in the Agreement. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose and designated in such notice. The initial Current Principal Balance of this Certificate is set forth above. The Current Principal Balance hereof will be reduced to the extent of distributions allocable to principal hereon.

          No transfer of this Certificate shall be made unless the transfer is made pursuant to an effective registration statement under the Securities Act of 1933, as amended (the "1933 Act"), and an effective registration or qualification under applicable state securities laws, or is made in a transaction that does not require such registration or qualification. In the event that such a transfer of this Certificate is to be made without registration or qualification, the Trustee shall require receipt of (i) if such transfer is purportedly being made (a) in reliance upon Rule

144A under the 1933 Act or (b) to a transferee that is an "Institutional Accredited Investor" within the meaning of Rule 501(a)(1), (2), (3) or (7) of Regulation D under the 1933 Act, written certifications from the Holder of the Certificate desiring to effect the transfer, and from such Holder's prospective transferee, substantially in the forms attached to the Agreement as Exhibit F-1 or F-2, as applicable, and (ii) if requested by the Trustee, an Opinion of
Counsel satisfactory to it that such transfer may be made without such registration or qualification (which Opinion of Counsel shall not be an expense of the Trust Fund or of the Seller, the Trustee, the Securities Administrator or the Master Servicer in their respective capacities as such), together with copies of the written certification(s) of the Holder of the Certificate desiring to effect the transfer and/or such Holder's prospective transferee upon which such Opinion of Counsel is based. Neither the Seller nor the Trustee is obligated to register or qualify the Class of Certificates specified on the face hereof under the 1933 Act or any other securities law or to take any action not otherwise required under the Agreement to permit the transfer of such Certificates without registration or qualification. Any Holder desiring to effect a transfer of this Certificate shall be required to indemnify the Trustee, the Securities Administrator, the Seller, the Seller and the Master Servicer against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

          No transfer of this Class [B-4, B-5, B-6] Certificate will be made unless the Trustee and the Securities Administrator have received either (i) opinion of counsel for the benefit of the Trustee, Master Servicer and the Securities Administrator and which they may rely which is satisfactory to the Trustee that the purchase of this certificate is permissible under local law, will not constitute or result in a non-exempt prohibited transaction under
Section 406 of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and Section 4975 of the Internal Revenue Code, as amended (the "Code") and will not subject the Master Servicer, the Trustee or the Securities Administrator to any obligation or liability in addition to those undertaken in the Agreement or (ii) a representation letter stating that the transferee is not acquiring directly or indirectly by, or on behalf of, an employee benefit plan or other retirement arrangement (a "Plan") that is subject to Title I of ERISA, and/or Section 4975 of the Code, or by a person using "plan assets" of a Plan.

          This  Certificate is one of a duly  authorized  issue of  Certificates designated as set forth on the face hereof (the "Certificates"). The Certificates, in the aggregate, evidence the entire beneficial ownership interest in the Trust Fund formed pursuant to the Agreement.

          The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the Trust Fund for payment hereunder and that
neither  the  Securities   Administrator  nor  the  Trustee  is  liable  to  the
Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

          This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced hereby, and the rights, duties and immunities of the Trustee.

          The Agreement permits, with certain exceptions therein provided: (i) the amendment thereof and of the Servicing Agreement and the modification of the rights and obligations of the Seller, the Master Servicer and the Trustee and the rights of the Certificateholders under the Agreement from time to time by EMC, the Seller, the Master

Servicer, the Securities Administrator and the Trustee, and (ii) the amendment thereof and of the Servicing Agreement by the Master Servicer and the Trustee with the consent of the Holders of Certificates, evidencing Fractional Undivided Interests aggregating not less than 51% of the Trust Fund (or in certain cases, Holders of Certificates of affected Classes evidencing such percentage of the Fractional Undivided Interests thereof). Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof and of the Servicing Agreement in certain limited circumstances, without the consent of the Holders of any of the Certificates.

          As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable with the Trustee upon surrender of this Certificate for registration of transfer at the offices or agencies maintained by the Trustee for such purposes, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Trustee duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates in authorized denominations representing a like aggregate Fractional Undivided Interest will be issued to the designated transferee.

          The Certificates are issuable only as registered Certificates without coupons in the Classes and denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for one or more new Certificates evidencing the same Class and in the same aggregate Fractional Undivided Interest, as requested by the Holder surrendering the same.

          No service charge will be made to the Certificateholders for any such registration of transfer, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith. The Seller, the Master Servicer, the Trustee, the Securities Administrator and any agent of any of them may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of Seller, the Master Servicer, the Trustee, the Securities Administrator or any such agent shall be affected by notice to the contrary.

          The obligations created by the Agreement and the Trust Fund created thereby (other than the obligations to make payments to Certificateholders with respect to the termination of the Agreement) shall terminate upon the earlier of
(i) the later of (A) the maturity or other liquidation (or Advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund and disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and (B) the remittance of all funds due under the Agreement, or
(ii) the optional repurchase by the party named in the Agreement of all the Mortgage Loans and other assets of the Trust Fund in accordance with the terms of the Agreement. Such optional repurchase may be made only on or after the Distribution Date on which the aggregate Stated Principal Balance of the Mortgage Loans is less than the percentage of the aggregate Stated Principal Balance specified in the Agreement of the Mortgage Loans at the Cut-off Date. The exercise of such right will effect the early retirement of the Certificates. In no event, however, will the Trust Fund created by the Agreement continue beyond the expiration of 21 years after the death of certain persons identified in the Agreement.

          Unless this Certificate has been countersigned by an authorized signatory of the Trustee by manual signature, this Certificate shall not be entitled to any benefit under the Agreement, or be valid for any purpose.

          IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated: February 27, 2004                    JPMORGAN  CHASE  BANK,  Not  in  its
                                            individual  capacity  but  solely as
                                            Trustee


                                            By:
                                               ---------------------------------
                                               Authorized Signatory


                          CERTIFICATE OF AUTHENTICATION
                          -----------------------------

          This is one of the Class [B-4, B-5, B-6] Certificates referred to in the within-mentioned Agreement.

                                            JPMORGAN   CHASE  BANK,   Authorized
                                            signatory  of  JPMorgan  Chase Bank,
                                            not in its  individual  capacity but
                                            solely as Trustee


                                            By:
                                               ---------------------------------
                                               Authorized Signatory

                                   ASSIGNMENT
                                   ----------

          FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto __________________________________ (Please print or typewrite name and address including postal zip code of assignee) a Fractional Undivided Interest evidenced by the within Mortgage Pass-Through Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

          I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:




Dated:
                      Signature by or on behalf of assignor



                                            Signature Guaranteed


                           DISTRIBUTION INSTRUCTIONS
                           -------------------------

          The   assignee   should   include  the   following   for  purposes  of
distribution:

          Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _________________________________ for the account of _________________________ account number _____________, or, if mailed by check, to ______________________________. Applicable statements should be mailed to _____________________________________________.

This information is provided by __________________, the assignee named above, or ________________________, as its agent.

                                                                     EXHIBIT A-4


                           FORM OF CLASS R CERTIFICATE

          THIS CERTIFICATE MAY NOT BE HELD BY OR TRANSFERRED TO A NON-UNITED STATES PERSON OR A DISQUALIFIED ORGANIZATION (AS DEFINED BELOW).

          SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "RESIDUAL INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

          THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR UNDER ANY STATE SECURITIES LAWS. THE HOLDER HEREOF, BY PURCHASING THIS CERTIFICATE, AGREES THAT THIS CERTIFICATE MAY BE REOFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS AND ONLY (1) PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A") TO A PERSON THAT THE HOLDER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A (A "QIB"), PURCHASING FOR ITS OWN ACCOUNT OR A QIB PURCHASING FOR THE ACCOUNT OF A QIB, WHOM THE HOLDER HAS INFORMED, IN EACH CASE, THAT THE REOFFER, RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A OR (2) IN CERTIFICATED FORM TO AN "INSTITUTIONAL ACCREDITED INVESTOR" WITHIN THE MEANING THEREOF IN RULE 501(a)(1), (2), (3) or (7) OF REGULATION D UNDER THE ACT OR ANY ENTITY IN WHICH ALL OF THE EQUITY OWNERS COME WITHIN SUCH PARAGRAPHS PURCHASING NOT FOR DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT, SUBJECT TO (A) THE RECEIPT BY THE TRUSTEE OF A LETTER SUBSTANTIALLY IN THE FORM PROVIDED IN THE AGREEMENT AND (B) THE RECEIPT BY THE TRUSTEE OF SUCH OTHER EVIDENCE ACCEPTABLE TO THE TRUSTEE THAT SUCH REOFFER, RESALE, PLEDGE OR TRANSFER IS IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS OR IN EACH CASE IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE UNITED STATES AND ANY OTHER APPLICABLE JURISDICTION.

          THIS CERTIFICATE MAY NOT BE ACQUIRED DIRECTLY OR INDIRECTLY BY, OR ON BEHALF OF, AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT (A "PLAN") THAT IS SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, AND/OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), or by a person using "PLAN assets" of a Plan, UNLESS THE PROPOSED TRANSFEREE PROVIDES THE TRUSTEE WITH AN OPINION OF COUNSEL FOR THE BENEFIT OF THE TRUSTEE, MASTER SERVICER AND THE SECURITIES ADMINISTRATOR AND ON WHICH THEY MAY RELY WHICH IS SATISFACTORY TO THE TRUSTEE THAT THE PURCHASE OF THIS CERTIFICATE IS PERMISSIBLE UNDER APPLICABLE LAW, WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, OR SECTION 4975 OF THE CODE AND WILL NOT SUBJECT THE MASTER SERVICER, THE TRUSTEE OR THE SECURITIES ADMINISTRATOR TO ANY OBLIGATION OR LIABILITY IN ADDITION TO THOSE UNDERTAKEN IN THE AGREEMENT.



          ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE MAY BE MADE ONLY IF THE PROPOSED TRANSFEREE PROVIDES A TRANSFER AFFIDAVIT TO THE MASTER SERVICER AND THE TRUSTEE THAT (1) SUCH TRANSFEREE IS NOT (A) THE UNITED STATES, ANY STATE OR POLITICAL SUBDIVISION THEREOF, ANY POSSESSION OF THE UNITED STATES, OR ANY AGENCY OR INSTRUMENTALITY OF ANY OF THE FOREGOING (OTHER THAN AN INSTRUMENTALITY WHICH IS A CORPORATION IF ALL OF ITS ACTIVITIES ARE SUBJECT TO TAX AND EXCEPT FOR FREDDIE MAC, A MAJORITY OF ITS BOARD OF DIRECTORS IS NOT SELECTED BY SUCH GOVERNMENTAL UNIT), (B) A FOREIGN GOVERNMENT, ANY INTERNATIONAL ORGANIZATION, OR ANY AGENCY OR INSTRUMENTALITY OF EITHER OF THE FOREGOING, (C) ANY ORGANIZATION (OTHER THAN CERTAIN FARMERS' COOPERATIVES DESCRIBED IN SECTION 521 OF THE CODE) WHICH IS EXEMPT FROM THE TAX IMPOSED BY CHAPTER 1 OF THE CODE UNLESS SUCH ORGANIZATION IS SUBJECT TO THE TAX IMPOSED BY SECTION 511 OF THE CODE (INCLUDING THE TAX IMPOSED BY SECTION 511 OF THE CODE ON UNRELATED BUSINESS TAXABLE INCOME), (D) RURAL ELECTRIC AND TELEPHONE COOPERATIVES DESCRIBED IN
SECTION  1381(a)(2)(C)  OF THE CODE,  (E) AN ELECTING  LARGE  PARTNERSHIP  UNDER
SECTION 775(a) OF THE CODE (ANY SUCH PERSON  DESCRIBED IN THE FOREGOING  CLAUSES
(A), (B), (C), (D) OR (E) BEING HEREIN REFERRED TO AS A "DISQUALIFIED ORGANIZATION"), OR (F) AN AGENT OF A DISQUALIFIED ORGANIZATION, (2) NO PURPOSE OF SUCH TRANSFER IS TO IMPEDE THE ASSESSMENT OR COLLECTION OF TAX AND (3) SUCH TRANSFEREE SATISFIES CERTAIN ADDITIONAL CONDITIONS RELATING TO THE FINANCIAL CONDITION OF THE PROPOSED TRANSFEREE. NOTWITHSTANDING THE REGISTRATION IN THE CERTIFICATE REGISTER OR ANY TRANSFER, SALE OR OTHER DISPOSITION OF THIS CERTIFICATE TO A DISQUALIFIED ORGANIZATION OR AN AGENT OF A DISQUALIFIED ORGANIZATION, SUCH

REGISTRATION SHALL BE DEEMED TO BE OF NO LEGAL FORCE OR EFFECT WHATSOEVER AND SUCH PERSON SHALL NOT BE DEEMED TO BE A CERTIFICATEHOLDER FOR ANY PURPOSE HEREUNDER, INCLUDING, BUT NOT LIMITED TO, THE RECEIPT OF DISTRIBUTIONS ON THIS CERTIFICATE.

Certificate No.1                            Percentage Interest: 100%



Class R



Date of Pooling and Servicing               Aggregate  Initial Current Principal
Agreement and Cut-off Date:                 Balance  of this  Certificate  as of
February 1, 2004                            the Cut-off Date:
                                            $100.00



First Distribution Date:                    Initial Current Principal Balance of
March 25, 2004                              this  Certificate  as of the Cut-off
                                            Date:
                                            $100.00



Master Servicer:                            CUSIP: 07386H [___]
Wells Fargo Bank, National Association



Assumed Final Distribution Date:
February 25, 2034



                         BEAR STEARNS ALT-A TRUST 2004-1
                        MORTGAGE PASS-THROUGH CERTIFICATE
                                  SERIES 2004-1

          evidencing a fractional undivided interest in the distributions allocable to the Class R Certificates with respect to a Trust Fund consisting primarily of a pool of adjustable interest rate mortgage loans secured by first liens on one-to-four family residential properties and sold by STRUCTURED ASSET MORTGAGE II INVESTMENTS INC.

          This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Structured Asset Mortgage Investments II Inc. ("SAMI II"), the Master Servicer, the Securities Administrator or the Trustee referred to below or any of their affiliates or any other person. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental entity or by SAMI II, the Master Servicer or the Trustee or any of their affiliates or any other person. None of SAMI II, the Master Servicer or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

          This certifies that ________________ is the registered owner of the Fractional Undivided Interest evidenced hereby in the beneficial ownership interest of Certificates of the same Class as this Certificate in a trust (the "Trust Fund") primarily consisting of conventional adjustable rate mortgage loans secured by first liens on one- to four- family residential properties (collectively, the "Mortgage Loans") sold by SAMI II. The Mortgage Loans were sold by EMC Mortgage Corporation ("EMC") to SAMI II. Wells Fargo Bank, National Association ("Wells Fargo") will act as master servicer of the Mortgage Loans (the "Master Servicer," which term includes any successors thereto under the Agreement referred to below). The Trust Fund was created pursuant to the Pooling and Servicing Agreement dated as of the Cut-off Date specified above (the "Agreement"), among SAMI II, as depositor (the "Seller"), the Master Servicer, Wells Fargo, as securities administrator, EMC Mortgage Corporation and JPMorgan Chase Bank, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, capitalized terms used herein shall have the meaning ascribed to them in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of its acceptance hereof assents and by which such Holder is bound.

          Each Holder of this Certificate will be deemed to have agreed to be bound by the restrictions set forth in the Agreement to the effect that (i) each person holding or acquiring any ownership interest in this Certificate must be a United States Person and a Permitted Transferee, (ii) the transfer of any ownership interest in this Certificate will be conditioned upon the delivery to the Trustee of, among other things, an affidavit to the effect that it is a United States Person and Permitted Transferee, (iii) any attempted or purported transfer of any ownership interest in this Certificate in violation of such restrictions will be absolutely null and void and will vest no rights in the purported transferee, and (iv) if any person other than a United States Person and a Permitted Transferee acquires any ownership interest in this Certificate in violation of such restrictions, then the Seller will have the right, in its sole discretion and without notice to the Holder of this Certificate, to sell this Certificate to a purchaser selected by the Seller, which purchaser may be the Seller, or any affiliate of the Seller, on such terms and conditions as the Seller may choose.

          The Trustee will distribute on the 25th day of each month, or, if such 25th day is not a Business Day, the immediately following Business Day (each, a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of the related Distribution Date, an amount equal to the product of the Fractional Undivided Interest evidenced by this Certificate and the amounts required to be distributed to the Holders of Certificates of the same Class as this Certificate. The Assumed Final Distribution Date is the Distribution Date in the month following the latest scheduled maturity date of any Mortgage Loan.

          Distributions on this Certificate will be made by the Trustee by check mailed to the address of the Person entitled thereto as such name and address shall appear on the Certificate Register or, if such Person so requests by notifying the Trustee in writing as specified in the Agreement. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose and designated in such notice.

          No transfer of this Certificate shall be made unless the transfer is made pursuant to an effective registration statement under the Securities Act of 1933, as amended (the "1933 Act"), and an effective registration or qualification under applicable state securities laws, or is made in a transaction that does not require such registration or qualification. In the event that such a transfer of this Certificate is to be made without registration or qualification, the Trustee shall require receipt of (i) if such transfer is purportedly being made (a) in reliance upon Rule 144A under the 1933 Act or (b) to a transferee that is an "Institutional Accredited Investor" within the meaning of Rule 501(a)(1), (2), (3) or (7) of Regulation D under the 1933 Act, written certifications from the Holder of the Certificate desiring to effect the transfer, and from such Holder's prospective transferee, substantially in the forms attached to the Agreement as Exhibit F-1 or F-2, as applicable, and (ii) if requested by the Trustee, an Opinion of Counsel satisfactory to it that such transfer may be made without such registration or qualification (which Opinion of Counsel shall not be an expense of the Trust Fund or of the Seller, the Trustee, the Securities Administrator or the Master Servicer in their respective capacities as such), together with copies of the written certification(s) of the Holder of the Certificate desiring to effect the transfer and/or such Holder's prospective transferee upon which such Opinion of Counsel is based. Neither the Seller nor the Trustee is obligated to register or qualify the Class of Certificates specified on the face hereof under the 1933 Act or any other securities law or to take any action not otherwise required under the Agreement to permit the transfer of such Certificates without registration or qualification. Any Holder desiring to effect a transfer of this Certificate shall be required to indemnify the Trustee, the Securities Administrator, the Seller, the Seller and the Master Servicer against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

          No transfer of this Class R Certificate will be made unless the Trustee and the Securities Administrator have received either (i) opinion of counsel for the benefit of the Trustee, Master Servicer and the Securities Administrator and which they may rely which is satisfactory to the Trustee that the purchase of this certificate is permissible under local law, will not constitute or result in a non-exempt prohibited transaction under Section 406 of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and
Section 4975 of the Internal Revenue Code, as amended (the "Code") and will not subject the Master Servicer, the Trustee or the Securities Administrator to any obligation or liability in addition to those undertaken in the Agreement or (ii) a representation letter stating that the transferee is not acquiring directly or indirectly by, or on behalf of, an employee benefit plan or other retirement arrangement (a "Plan") that is subject to Title I of ERISA, and/or Section 4975 of the Code, or by a person using "plan assets" of a Plan.

          This  Certificate is one of a duly  authorized  issue of  Certificates designated as set forth on the face hereof (the "Certificates"). The Certificates, in the aggregate, evidence the entire beneficial ownership interest in the Trust Fund formed pursuant to the Agreement.

          The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the Trust Fund for payment hereunder and that
neither  the  Securities   Administrator  nor  the  Trustee  is  liable  to  the
Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

          This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced hereby, and the rights, duties and immunities of the Trustee.

          The Agreement permits, with certain exceptions therein provided: (i) the amendment thereof and of the Servicing Agreement and the modification of the rights and obligations of the Seller, the Master Servicer and the Trustee and the rights of the Certificateholders under the Agreement from time to time by EMC, the Seller, the Master Servicer, the Securities Administrator and the Trustee, and (ii) the amendment thereof and of the Servicing Agreement by the Master Servicer and the Trustee with the consent of the Holders of Certificates, evidencing Fractional Undivided Interests aggregating not less than 51% of the Trust Fund (or in certain cases, Holders of Certificates of affected Classes evidencing such percentage of the Fractional Undivided Interests thereof). Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof and of the Servicing Agreement in certain limited circumstances, without the consent of the Holders of any of the Certificates.

          As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable with the Trustee upon surrender of this Certificate for registration of transfer at the offices or agencies maintained by the Trustee for such purposes, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Trustee duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates in authorized denominations representing a like aggregate Fractional Undivided Interest will be issued to the designated transferee.

          The Certificates are issuable only as registered Certificates without coupons in the Classes and denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for one or more new Certificates evidencing the same Class and in the same aggregate Fractional Undivided Interest, as requested by the Holder surrendering the same.

          No service charge will be made to the Certificateholders for any such registration of transfer, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith. The Seller, the Master Servicer, the Trustee, the Securities Administrator and any agent of any of them may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of Seller, the Master Servicer, the Trustee, the Securities Administrator or any such agent shall be affected by notice to the contrary.

          The obligations created by the Agreement and the Trust Fund created thereby (other than the obligations to make payments to Certificateholders with respect to the termination of the Agreement) shall terminate upon the earlier of
(i) the later of (A) the maturity or other liquidation (or Advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund and disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and (B) the remittance of all funds due under the Agreement, or
(ii) the optional repurchase by the party named in the Agreement of all the Mortgage Loans and other assets of the Trust Fund in accordance with the terms of the Agreement. Such optional repurchase may be made only on or after the Distribution Date on which the aggregate Stated Principal Balance of the Mortgage Loans is less than the percentage of the aggregate Stated Principal Balance specified in the Agreement of the Mortgage Loans at the Cut-off Date. The exercise of such right will effect the early retirement of the Certificates. In no event, however, will the Trust Fund created by the Agreement continue beyond the expiration of 21 years after the death of certain persons identified in the Agreement.

          Unless this Certificate has been countersigned by an authorized signatory of the Trustee by manual signature, this Certificate shall not be entitled to any benefit under the Agreement, or be valid for any purpose.

          IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated: February 27, 2004                    JPMORGAN  CHASE  BANK,  not  in  its
                                            individual  capacity  but  solely as
                                            Trustee


                                            By:
                                               ---------------------------------
                                               Authorized Signatory


                          CERTIFICATE OF AUTHENTICATION
                          -----------------------------

          This  is  one  of  the  Class  R  Certificates   referred  to  in  the
within-mentioned Agreement.

                                            JPMORGAN   CHASE  BANK,   Authorized
                                            signatory  of  JPMorgan  Chase Bank,
                                            not in its  individual  capacity but
                                            solely as Trustee


                                            By:
                                               ---------------------------------
                                               Authorized Signatory

                                   ASSIGNMENT
                                   ----------

          FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto __________________________________ (Please print or typewrite name and address including postal zip code of assignee) a Fractional Undivided Interest evidenced by the within Mortgage Pass-Through Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

          I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:




Dated:
                      Signature by or on behalf of assignor



                                            Signature Guaranteed


                           DISTRIBUTION INSTRUCTIONS
                           -------------------------

          The   assignee   should   include  the   following   for  purposes  of
distribution:

          Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _________________________________ for the account of _________________________ account number _____________, or, if mailed by check, to ______________________________. Applicable statements should be mailed to _____________________________________________.

          This information is provided by __________________, the assignee named above, or ________________________, as its agent.

                                                                       EXHIBIT B

                             MORTGAGE LOAN SCHEDULE
                             ----------------------

          The Preliminary and Final Mortgage Loan Schedules shall set forth the following information with respect to each Mortgage Loan:

(a)  the loan number;

(b)  the Mortgagor's name;

(c) the street address (including city, state and zip code) of the Mortgaged Property;

(d)  the property type;

(e)  the Mortgage Rate;

(f)  the Servicing Rate;

(g)  the Net Rate;

(h)  the original term;

(i)  the maturity date;

(j)  the stated remaining term to maturity;

(k)  the original principal balance;

(1)  the first payment date;

(m)  the principal and interest payment in effect as of the Cut-off Date;

(n)  the unpaid principal balance as of the Cut-off Date;

(o)  the Loan-to-Value Ratio at origination;

(p)  paid-through date;

(q)  the insurer of any Primary Mortgage Insurance Policy;

(r)  the Gross Margin, if applicable;

(s)  the Maximum Lifetime Mortgage Rate, if applicable;

(t)  the Minimum Lifetime Mortgage Rate, if applicable;

(u)  the Periodic Rate Cap, if applicable;

(v)  the number of days delinquent, if any; and

(w) which Mortgage Loans adjust after an initial fixed-rate period of two, three, five or seven years.

Such schedule also shall set forth for all of the Mortgage Loans, the total number of Mortgage Loans, the total of each of the amounts described under (k) and (n) above, the weighted average by principal balance as of the Cut-off Date of each of the rates described under (e), (f) and (g) above, and the weighted average remaining term to maturity by unpaid principal balance as of the Cut-off Date.

                                                                       EXHIBIT C


                                   [RESERVED]

                                                                       EXHIBIT D



                        REQUEST FOR RELEASE OF DOCUMENTS

To:      JPMorgan Chase Bank
         4 New York Plaza, 6th Floor
         New York, New York 10004

RE: Pooling and Servicing Agreement, dated as of February 1, 2004 among Structured Asset Mortgage Investments II Inc., as seller, Wells Fargo Bank, National Association as master servicer and securities administrator, EMC Mortgage Corporation and JPMorgan Chase Bank, as trustee, issuing Bear Stearns Alt-A Trust Series 2004-1, Mortgage Pass-Through Certificates, Series 2004-1

         In connection with the administration of the Mortgage Loans held by you pursuant to the above-captioned Pooling and Servicing Agreement, we request the release, and hereby acknowledge receipt, of the Mortgage File for the Mortgage Loan described below, for the reason indicated.

Mortgage Loan Number:

Mortgagor Name, Address & Zip Code:

Reason for Requesting Documents (check one):

_____    1.   Mortgage Paid in Full and proceeds have been  deposited  into the
              Custodial Account

_____    2.   Foreclosure

_____    3.   Substitution

_____    4.   Other Liquidation

_____    5.   Nonliquidation                Reason:

_____    6.   California Mortgage Loan paid in full


                                            By:
                                              ----------------------------------
                                              (authorized signer)

                                            Issuer:
                                            Address:

                                            Date:

                                                                       EXHIBIT E



                           FORM OF TRANSFER AFFIDAVIT


                                            Affidavit    pursuant   to   Section
                                            860E(e)(4)  of the Internal  Revenue
                                            Code of 1986,  as  amended,  and for
                                            other purposes

STATE OF       )
               )ss:
COUNTY OF      )

          [NAME OF OFFICER], being first duly sworn, deposes and says:

          1. That he is [Title of Officer] of [Name of Investor] (record or beneficial owner of the Bear Stearns ALT-A Trust, Mortgage Pass-Through Certificates, Series 2004-1, Class R Certificates) (the "Class R Certificates") (the "Owner"), a [savings institution] [corporation] duly organized and existing under the laws of [the State of _____] [the United States], on behalf of which he makes this affidavit.

          2. That the Owner (i) is not and will not be as of [Closing Date][date of purchase] a "disqualified organization" within the meaning of Section 860E(e)(5) of the Internal Revenue Code of 1986, as amended (the "Code") or an "electing large partnership" within the meaning of Section 775 of the Code, (ii) will endeavor to remain other than a disqualified organization and an electing large partnership for so long as it retains its ownership in the Class R Certificates and (iii) is acquiring the Class R Certificates for its own account or for the account of another Owner from which it has received an affidavit and agreement in substantially the same form as this affidavit and agreement. (For this purpose, a "disqualified organization" means an electing large partnership under Section 775 of the Code, the United States, any state or political subdivision thereof, any agency or instrumentality of any of the foregoing (other than an instrumentality all of the activities of which are subject to tax and, except for the Federal Home Loan Mortgage Corporation, a majority of whose board of directors is not selected by any such governmental entity) or any foreign government, international organization or any agency or instrumentality of such foreign government or organization, any rural electric or telephone cooperative, or any organization (other than certain farmers' cooperatives) that is generally exempt from federal income tax unless such organization is subject to the tax on unrelated business taxable income).

         3. That the Owner is aware (i) of the tax that would be imposed on transfers of Class R Certificates to disqualified organizations or electing large partnerships under the Code, that applies to all transfers of Class R Certificates after March 31, 1988; (ii) that such tax would be on the transferor (or, with respect to transfers to electing large partnerships, on each such partnership), or, if such transfer is through an agent (which person includes a broker, nominee or middleman) for a disqualified organization, on the agent;
(iii) that the person (other than with respect to transfers to electing large partnerships) otherwise liable for the tax shall be relieved of liability for the tax if the transferee furnishes to such person an affidavit that the transferee is not a disqualified organization and, at the time of transfer, such person does not have actual knowledge that the affidavit is false; and (iv) that the Class R Certificates may be "noneconomic residual interests" within the meaning of Treasury regulations promulgated pursuant to the Code and that the transferor of a noneconomic residual interest will remain liable for any taxes due with respect to the income on such residual interest, unless no significant purpose of the transfer was to impede the assessment or collection of tax.

          4. That the Owner is aware of the tax imposed on a "pass-through entity" holding Class R Certificates if either the pass-through entity is an electing large partnership under Section 775 of the Code or if at any time during the taxable year of the pass-through entity a disqualified organization is the record holder of an interest in such entity. (For this purpose, a "pass through entity" includes a regulated investment company, a real estate investment trust or common trust fund, a partnership, trust or estate, and certain cooperatives.)

          5. That the Owner is aware that the Trustee will not register the transfer of any Class R Certificates unless the transferee, or the transferee's agent, delivers to it an affidavit and agreement, among other things, in substantially the same form as this affidavit and agreement. The Owner expressly agrees that it will not consummate any such transfer if it knows or believes that any of the representations contained in such affidavit and agreement are false.

          6. That the Owner has reviewed the restrictions set forth on the face of the Class R Certificates and the provisions of Section 5.05 of the Pooling and Servicing Agreement under which the Class R Certificates were issued. The Owner expressly agrees to be bound by and to comply with such restrictions and provisions.

          7. That the Owner consents to any additional restrictions or arrangements that shall be deemed necessary upon advice of counsel to constitute a reasonable arrangement to ensure that the Class R Certificates will only be owned, directly or indirectly, by an Owner that is not a disqualified organization.

          8. The Owner's Taxpayer Identification Number is # _______________.

          9.  This  affidavit  and  agreement   relates  only  to  the  Class  R
Certificates held by the Owner and not to any other holder of the Class R Certificates. The Owner understands that the liabilities described herein relate only to the Class R Certificates.

          10. That no purpose of the Owner relating to the transfer of any of the Class R Certificates by the Owner is or will be to impede the assessment or collection of any tax; in making this representation, the Owner warrants that the Owner is familiar with (i) Treasury Regulation Section 1.860E-1 (c) and recent amendments thereto, effective as of August 19, 2002, and (ii) the preamble describing the adoption of the amendments to such regulation, which is attached hereto as Exhibit 1.

          11. That the Owner has no present knowledge or expectation that it will be unable to pay any United States taxes owed by it so long as any of the Certificates remain outstanding. In this regard, the Owner hereby represents to and for the benefit of the person from whom it acquired the Class R Certificates that the Owner intends to pay taxes associated with holding such Class R Certificates as they become due, fully understanding that it may incur tax liabilities in excess of any cash flows generated by the Class R Certificates.

          12. That the Owner has no present knowledge or expectation that it will become insolvent or subject to a bankruptcy proceeding for so long as any of the Class R Certificates remain outstanding.

          13. The Owner is a citizen or resident of the United States, a corporation, partnership or other entity created or organized in, or under the laws of, the United States or any political subdivision thereof, or an estate or trust whose income from sources without the United States is includable in gross income for United States federal income tax purposes regardless of its connection with the conduct of a trade or business within the United States.

          14. The Owner hereby agrees that it will not cause income from the Class R Certificates to be attributable to a foreign permanent establishment or fixed base (within the meaning of an applicable income tax treaty) of the Owner or another United States taxpayer.

          15. (a) The Purchaser hereby certifies, represents and warrants to, and covenants with the Company, the Trustee and the Master Servicer that the following statements in (1) or (2) are accurate:

              (1) The Certificates (i) are not being acquired by, and will not be transferred to, any employee benefit plan within the meaning of section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") or other retirement arrangement, including individual retirement accounts and annuities, Keogh plans and bank collective investment funds and insurance company general or separate accounts in which such plans, accounts or arrangements are invested, that is subject to Section 406 of ERISA or Section 4975 of the Internal Revenue Code of 1986 (the "Code") (any of the foregoing, a "Plan"), (ii) are not being acquired with "plan assets" of a Plan within the meaning of the Department of Labor ("DOL") regulation, 29 C.F.R. ? 2510.3-101 or otherwise under ERISA, and (iii) will not be transferred to any entity that is deemed to be investing plan assets within the meaning of the DOL regulation, 29 C.F.R. ? 2510.3-101 or otherwise under ERISA;

              (2) The purchase of Certificates is permissible under applicable law, will not constitute or result in any prohibited transaction under ERISA or
Section 4975 of the Code, will not subject the Company, the Trustee or the Master Servicer to any obligation in addition to those undertaken in the Pooling and Servicing Agreement and, with respect to each source of funds ("Source") being used by the Purchaser to acquire the Certificates, each of the following statements is accurate: (a) the Purchaser is an insurance company; (b) the Source is assets of the Purchaser's "general account;" (c) the conditions set forth in Prohibited Transaction Class Exemption ("PTCE") 95-60 issued by the DOL have been satisfied and the purchase, holding and transfer of Certificates by or on behalf of the Purchaser are exempt under PTCE 95-60; and (d) the amount of reserves and liabilities for such general account contracts held by or on behalf of any Plan does not exceed 10% of the total reserves and liabilities of such general account plus surplus as of the date hereof (for purposes of this clause, all Plans maintained by the same employer (or affiliate thereof) or employee organization are deemed to be a single Plan) in connection with its purchase and holding of such Certificates; or

              (b) The Owner will provide the Trustee, the Company and the Master Servicer with an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee, the Company and the Master Servicer to the effect that the purchase of Certificates is permissible under applicable law, will not constitute or result in any non-exempt prohibited transaction under ERISA or Section 4975 of the Code and will not subject the Trustee, the Company or the Master Servicer to any obligation or liability (including obligations or liabilities under ERISA or Section 4975 of the Code) in addition to those undertaken in the Pooling and Servicing Agreement.

          In addition, the Owner hereby certifies, represents and warrants to, and covenants with, the Company, the Trustee and the Master Servicer that the Owner will not transfer such Certificates to any Plan or person unless either such Plan or person meets the requirements set forth in either (a) or (b) above.

          Capitalized terms used but not defined herein shall have the meanings assigned in the Pooling and Servicing Agreement.

          IN WITNESS WHEREOF, the Investor has caused this instrument to be executed on its behalf, pursuant to authority of its Board of Directors, by its [Title of Officer] this ____ day of _________, 20__.



                                            [NAME OF INVESTOR]



                                            By:
                                              ----------------------------------
                                              [Name of Officer]
                                              [Title of Officer]
                                              [Address of Investor for receipt
                                               of distributions]
                                               Address of Investor  for receipt
                                               of tax information:

          Personally appeared before me the above-named [Name of Officer], known or proved to me to be the same person who executed the foregoing instrument and to be the [Title of Officer] of the Investor, and acknowledged to me that he executed the same as his free act and deed and the free act and deed of the Investor.

          Subscribed and sworn before me this ___ day of _________, 20___.


NOTARY PUBLIC

COUNTY OF

STATE OF


My commission expires the ___ day of ___________________, 20___.

                                                                     EXHIBIT F-1



                   FORM OF INVESTMENT LETTER (NON-RULE 144A)


                              ______________,200___


Structured Asset Mortgage Investments II Inc.
383 Madison Avenue
New York, New York 10179

JPMorgan Chase Bank
4 New York Plaza, 6th Floor
New York, New York 10004

Attention:  Bear Stearns Alt-A Trust 2004-1

            Re:  Bear  Stearns  Alt-A  Trust  2004-1  Mortgage   Pass-Through
                 Certificates, Series 2004-1, Class
                 ------------------------------------

Ladies and Gentlemen:

          ______________   (the   "Purchaser")    intends   to   purchase   from
______________ (the "Seller") $_________ initial Current Principal Balance of Mortgage Pass-Through Certificates, Series 2004-1, Class _____ (the
"Certificates"),  issued  pursuant to the Pooling and Servicing  Agreement  (the
"Pooling and Servicing Agreement"), dated as of February 1, 2004 among Structured Asset Mortgage Investments II Inc., as seller (the "Seller"), EMC Mortgage Corporation, Wells Fargo Bank, National Association, as master servicer and securities administrator, and JPMorgan Chase Bank, as trustee (the "Trustee"). All terms used herein and not otherwise defined shall have the meanings set forth in the Pooling and Servicing Agreement. The Purchaser hereby certifies, represents and warrants to, and covenants with, the Seller and the Trustee that:

                              1.  The   Purchaser   understands   that  (a)  the
                    Certificates have not been and will not be registered or qualified under the Securities Act of 1933, as amended (the "Act") or any state securities law, (b) the Seller is not required to so register or qualify the Certificates, (c) the Certificates may be resold only if registered and qualified pursuant to the provisions of the Act or any state securities law, or if an exemption from such registration and qualification is available, (d) the Pooling and Servicing Agreement contains restrictions regarding the transfer of the Certificates and (e) the Certificates will bear a legend to the foregoing effect.

                              2. The Purchaser is acquiring the Certificates for
                    its own account for investment only and not with a view to or for sale in connection with any distribution thereof in any manner that would violate the Act or any applicable state securities laws.

                              3. The Purchaser is (a) a substantial, sophisticated institutional investor having such knowledge and experience in financial and business matters, and, in particular, in such matters related to securities similar to the Certificates, such that it is capable of evaluating the merits and risks of investment in the Certificates, (b) able to bear the economic risks of such an investment and (c) an "accredited investor" within the meaning of Rule 501 (a) promulgated pursuant to the Act.

                              4. The Purchaser has been furnished  with, and has
                    had an opportunity to review (a) a copy of the Pooling and Servicing Agreement and (b) such other information concerning the Certificates, the Mortgage Loans and the Seller as has been requested by the Purchaser from the Seller or the Seller and is relevant to the Purchaser's decision to purchase the Certificates. The Purchaser has had any questions arising from such review answered by the Seller or the Seller to the satisfaction of the Purchaser.

                              5. The  Purchaser  has not and will not nor has it
                    authorized or will it authorize any person to (a) offer, pledge, sell, dispose of or otherwise transfer any Certificate, any interest in any Certificate or any other similar security to any person in any manner, (b) solicit any offer to buy or to accept a pledge, disposition of other transfer of any Certificate, any interest in any Certificate or any other similar security from any person in any manner,
                    (c) otherwise approach or negotiate with respect to any Certificate, any interest in any Certificate or any other similar security with any person in any manner, (d) make any general solicitation by means of general advertising or in any other manner or (e) take any other action, that (as to any of (a) through (e) above) would constitute a distribution of any Certificate under the Act, that would render the disposition of any Certificate a violation of
                    Section 5 of the Act or any state securities law, or that would require registration or qualification pursuant thereto. The Purchaser will not sell or otherwise transfer any of the Certificates, except in compliance with the provisions of the Pooling and Servicing Agreement.

                              6. The Purchaser (if the  Certificate is not rated
                    at least "BBB-" or its equivalent by Fitch, S&P or Moody's):

                              (a) is not  an  employee  benefit  or  other  plan
                    subject to the prohibited transaction provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Internal Revenue Code of 1986, as amended (a "Plan"), or any other person (including an investment manager, a named fiduciary or a trustee of any
                    Plan) acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any Plan within the meaning of the Department of Labor ("DOL") regulation at 29 C.F.R. ss.2510.3-101; or

                              (b) is an insurance  company,  the source of funds
                    to be used by it to purchase the Certificates is an "insurance company general account" (within the meaning of DOL Prohibited Transaction Class Exemption ("PTCE") 95-60), and the purchase is being made in reliance upon the availability of the exemptive relief afforded under Sections I and III of PTCE 95-60.]

          In addition, the Purchaser hereby certifies, represents and warrants to, and covenants with, the Company, the Trustee, the Securities Administrator and the Master Servicer that the Purchaser will not transfer such Certificates to any Plan or person unless such Plan or person meets the requirements set forth in either 6(a) or (b) above.




                                            Very truly yours,



                                            [PURCHASER]





                                            By:
                                              ----------------------------------
                                              Name:
                                              Title:

                                                                     EXHIBIT F-2


                 [FORM OF RULE 144A INVESTMENT REPRESENTATION]

            Description of Rule 144A Securities, including numbers:

          ------------------------------------------------------------

          ------------------------------------------------------------

          ------------------------------------------------------------

          ------------------------------------------------------------


          The undersigned seller, as registered holder (the "Seller"), intends to transfer the Rule 144A Securities described above to the undersigned buyer (the "Buyer").

          1. In connection with such transfer and in accordance with the agreements pursuant to which the Rule 144A Securities were issued, the Seller hereby certifies the following facts: Neither the Seller nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security from, or otherwise approached or negotiated with respect to the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, that would constitute a distribution of the Rule 144A Securities under the Securities Act of 1933, as amended (the "1933 Act"), or that would render the disposition of the Rule 144A Securities a violation of Section 5 of the 1933 Act or require registration pursuant thereto, and that the Seller has not offered the Rule 144A Securities to any person other than the Buyer or another "qualified institutional buyer" as defined in Rule 144A under the 1933 Act.

          2. The Buyer warrants and represents to, and covenants with, the Seller, the Trustee and the Master Servicer (as defined to the Pooling and Servicing Agreement, dated as of February 1, 2004 (the "Agreement"), among the Company, EMC, Wells Fargo Bank, N.A., as master servicer (the "Master Servicer"), and JPMorgan Chase Bank, as trustee (the "Trustee")) as follows:

               (a) The Buyer understands that the Rule 144A Securities have not been registered under the 1933 Act or the securities laws of any state.

               (b) The Buyer considers itself a substantial, sophisticated institutional investor having such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of investment in the Rule 144A Securities.

               (c) The Buyer has been furnished with all information regarding the Rule 144A Securities that it has requested from the Seller, the Trustee or the Master Servicer.

               (d) Neither the Buyer nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security from, or otherwise approached or negotiated with respect to the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, that would constitute a distribution of the Rule 144A Securities under the 1933 Act or that would render the disposition of the Rule 144A Securities a violation of Section 5 of the 1933 Act or require registration pursuant thereto, nor will it act, nor has it authorized or will it authorize any person to act, in such manner with respect to the Rule 144A Securities.

               (e) The Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the 1933 Act and has completed either of the forms of certification to that effect attached hereto as Annex 1 or Annex 2. The Buyer is aware that the sale to it is being made in reliance on Rule 144A. The Buyer is acquiring the Rule 144A Securities for its own account or the accounts of other qualified institutional buyers, understands that such Rule 144A Securities may be resold, pledged or transferred only (i) to a person reasonably believed to be a qualified institutional buyer that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, or (ii) pursuant to another exemption from registration under the 1933 Act.

          [3. The Buyer (if the Rule 144A Securities are not rated at least "BBB-" or its equivalent by Fitch, S&P or Moody's):

               (a) is not an employee benefit or other plan subject to the prohibited transaction provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Internal Revenue Code of 1986, as amended (a "Plan"), or any other person (including an investment manager, a named fiduciary or a trustee of any Plan) acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any Plan within the meaning of the Department of Labor ("DOL") regulation at 29 C.F.R. ss. 2510.3-101; or

               (b) is an insurance company, the source of funds to be used by it to purchase the Certificates is an "insurance company general account" (within the meaning of DOL Prohibited Transaction Class Exemption ("PTCE") 95-60), and the purchase is being made in reliance upon the availability of the exemptive relief afforded under Sections I and III of PTCE 95-60.]

          4. This document may be executed in one or more counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an original; such counterparts, together, shall constitute one and the same document.

          IN WITNESS WHEREOF, each of the parties has executed this document as of the date set forth below.



------------------------------------        ------------------------------------
Print Name of Seller                        Print Name of Buyer

By:                                         By:
  ----------------------------------          ----------------------------------
  Name:                                       Name:
  Title:                                      Title:

Taxpayer Identification                     Taxpayer Identification:

No:                                         No:
  ----------------------------------          ----------------------------------

Date:                                       Date:
    --------------------------------             -------------------------------

                                                            ANNEX 1 TO EXHIBIT F
                                                            --------------------


            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A
            --------------------------------------------------------

             [For Buyers Other Than Registered Investment Companies]

          The undersigned hereby certifies as follows in connection with the Rule 144A Investment Representation to which this Certification is attached:

          1. As indicated below, the undersigned is the President, Chief Financial Officer, Senior Vice President or other executive officer of the Buyer.

          2. In connection with purchases by the Buyer, the Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933 ("Rule 144A") because (i) the Buyer owned and/or invested on a discretionary basis $ in securities (except for the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A) and (ii) the Buyer satisfies the criteria in the category marked below.

          ---  Corporation,  etc. The Buyer is a corporation (other than a bank,
               -----------------
               savings and loan association or similar institution), Massachusetts or similar business trust, partnership, or charitable organization described in Section 501(c)(3) of the Internal Revenue Code.

          ---  Bank.  The Buyer (a) is a national  bank or  banking  institution
               ----
               organized under the laws of any State, territory or the District of Columbia, the business of which is substantially confined to banking and is supervised by the State or territorial banking commission or similar official or is a foreign bank or equivalent institution, and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto.

          ---  Savings   and  Loan.   The  Buyer  (a)  is  a  savings  and  loan
               -------------------
               association, building and loan association, cooperative bank, homestead association or similar institution, which is supervised and examined by a State or Federal authority having supervision over any such institutions or is a foreign savings and loan association or equivalent institution and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements.

          ---  Broker-Dealer.  The  Buyer is a  dealer  registered  pursuant  to
               -------------
               Section 15 of the Securities Exchange Act of 1934.

          ---  Insurance  Company.  The  Buyer  is an  insurance  company  whose
               ------------------
               primary and predominant business activity is the writing of insurance or the reinsuring of risks underwritten by insurance companies and which is subject to supervision by the insurance commissioner or a similar official or agency of a State or territory or the District of Columbia.

          ---  State  or  Local  Plan.  The  Buyer  is a  plan  established  and
               ----------------------
               maintained by a State, its political subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees.

          ---  ERISA  Plan.  The Buyer is an  employee  benefit  plan within the
               -----------
               meaning of Title I of the Employee Retirement Income Security Act of 1974.

          ---  Investment Adviser. The Buyer is an investment adviser registered
               ------------------
               under the Investment Advisers Act of 1940.

          ---  SBIC. The Buyer is a Small Business  Investment  Company licensed
               ----
               by the U.S. Small Business Administration under Section 301(c) or
               (d) of the Small Business Investment Act of 1958.

          ---  Business Development Company. The Buyer is a business development
               ----------------------------
               company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940.

          ---  Trust Fund.  The Buyer is a trust fund whose trustee is a bank or
               ----------
               trust company and whose participants are exclusively (a) plans established and maintained by a State, its political subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees, or
               (b) employee benefit plans within the meaning of Title I of the Employee Retirement Income Security Act of 1974, but is not a trust fund that includes as participants individual retirement accounts or H.R. 10 plans.

          3. The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Buyer, (ii) securities that are part of an unsold allotment to or subscription by the Buyer, if the Buyer is a dealer, (iii) bank deposit notes and certificates of deposit, (iv) loan participations, (v) repurchase agreements, (vi) securities owned but subject to a repurchase agreement and (vii) currency, interest rate and commodity swaps.

          4. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Buyer, the Buyer used the cost of such securities to the Buyer and did not include any of the securities referred to in the preceding paragraph. Further, in determining such aggregate amount, the Buyer may have included securities owned by subsidiaries of the Buyer, but only if such subsidiaries are consolidated with the Buyer in its financial statements prepared in accordance with generally accepted accounting principles and if the investments of such subsidiaries are managed under the Buyer's direction. However, such securities were not included if the Buyer is a majority-owned, consolidated subsidiary of another enterprise and the Buyer is not itself a reporting company under the Securities Exchange Act of 1934.

          5. The Buyer acknowledges that it is familiar with Rule 144A and understands that the seller to it and other parties related to the Certificates are relying and will continue to rely on the statements made herein because one or more sales to the Buyer may be in reliance on Rule 144A.

--------         --------       Will the Buyer be purchasing the Rule 144A
Yes              No             Securities only for the Buyer's own account?


          6. If the answer to the foregoing question is "no", the Buyer agrees that, in connection with any purchase of securities sold to the Buyer for the account of a third party (including any separate account) in reliance on Rule 144A, the Buyer will only purchase for the account of a third party that at the time is a "qualified institutional buyer" within the meaning of Rule 144A. In addition, the Buyer agrees that the Buyer will not purchase securities for a third party unless the Buyer has obtained a current representation letter from such third party or taken other appropriate steps contemplated by Rule 144A to conclude that such third party independently meets the definition of "qualified institutional buyer" set forth in Rule 144A.

          7. The Buyer will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice is given, the Buyer's purchase of Rule 144A Securities will constitute a reaffirmation of this certification as of the date of such purchase.



                                            ------------------------------------
                                            Print Name of Buyer


                                            By:
                                              ----------------------------------
                                              Name:
                                              Title:


                                            Date:
                                                 -------------------------------

                                    EXHIBIT G
                           FORM OF CUSTODIAL AGREEMENT
                           ---------------------------


          THIS CUSTODIAL AGREEMENT (as amended and supplemented from time to time, the "Agreement'), dated as of February 27, 2004, by and among JPMORGAN CHASE BANK, as trustee (including its successors under the Pooling and Servicing Agreement defined below, the "Trustee"), STRUCTURED ASSET MORTGAGE II INVESTMENTS INC., as company (together with any successor in interest, the "Company"), WELLS FARGO BANK, NATIONAL ASSOCIATION, as master servicer and securities administrator (together with any successor in interest or successor under the Pooling and Servicing Agreement referred to below, the "Master Servicer") and WELLS FARGO BANK, NATIONAL ASSOCIATION, as custodian (together with any successor in interest or any successor appointed hereunder, the "Custodian").

                                WITNESSETH THAT:
                                ----------------

          WHEREAS, the Company, EMC, the Master Servicer and the Trustee have entered into a Pooling and Servicing Agreement, dated as of February 1, 2004, relating to the issuance of Bear Stearns ALT-A Trust, Mortgage Pass-Through Certificates, Series 2004-1 (as in effect on the date of this agreement, the "Original Pooling and Servicing Agreement," and as amended and supplemented from time to time, the "Pooling and Servicing Agreement'); and

          WHEREAS, the Custodian has agreed to act as agent for the Trustee for the purposes of receiving and holding certain documents and other instruments delivered by the Company or the Master Servicer under the Pooling and Servicing Agreement and the Servicers under their respective Servicing Agreements, all upon the terms and conditions and subject to the limitations hereinafter set forth;

          NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements hereinafter set forth, the Trustee, the Company, the Master Servicer and the Custodian hereby agree as follows:

                                   ARTICLE I.
                                   DEFINITIONS

          Capitalized terms used in this Agreement and not defined herein shall have the meanings assigned in the Original Pooling and Servicing Agreement, unless otherwise required by the context herein.

                                   ARTICLE II.
                          CUSTODY OF MORTGAGE DOCUMENTS

          Section 2.1. Custodian to Act as Agent:  Acceptance of Mortgage Files.
                       -------------------------
The Custodian, as the duly appointed agent of the Trustee for these purposes, acknowledges (subject to any exceptions noted in the Initial Certification referred to in Section 2.3(a) receipt of the Mortgage Files relating to the Mortgage Loans identified on the schedule attached hereto (the "Mortgage Files") and declares that it holds and will hold such Mortgage Files as agent for the Trustee, in trust, for the use and benefit of all present and future Certificateholders.

          Section 2.2. Recordation of Assignments. If any Mortgage File includes
                       --------------------------
one or more assignments of Mortgage to the Trustee in a state which is specifically excluded from the Opinion of Counsel delivered by the Seller to the Trustee (with a copy to the Custodian) pursuant to the provisions of Section
2.01 of the Pooling and Servicing Agreement, each such assignment shall be delivered by the Custodian to the Company for the purpose of recording it in the appropriate public office for real property records, and the Company, at no expense to the Custodian, shall promptly cause to be recorded in the appropriate public office for real property records each such assignment of Mortgage and, upon receipt thereof from such public office, shall return each such assignment of Mortgage to the Custodian.

          Section 2.3. Review of Mortgage Files.
                       ------------------------

          (1) On or prior to the Closing Date, in accordance with Section 2.02 of the Pooling and Servicing Agreement, the Custodian shall deliver to the Trustee an Initial Certification in the form annexed hereto as Exhibit One evidencing receipt (subject to any exceptions noted therein) of a Mortgage File for each of the Mortgage Loans listed on the Schedule attached hereto (the "Mortgage Loan Schedule").

          (2) Within 90 days of the Closing Date, the Custodian agrees, for the benefit of Certificateholders, to review, in accordance with the provisions of
Section 2.02 of the Pooling and Servicing Agreement, each such document, and shall deliver to the Seller and the Trustee an Interim Certification in the form annexed hereto as Exhibit Two to the effect that all such documents have been executed and received and that such documents relate to the Mortgage Loans identified on the Mortgage Loan Schedule, except for any exceptions listed on Schedule A attached to such Interim Certification. The Custodian shall be under no duty or obligation to inspect, review or examine said documents, instruments, certificates or other papers to determine that the same are genuine, enforceable, or appropriate for the represented purpose or that they have actually been recorded or that they are other than what they purport to be on their face.

          (3) Not later than 180 days after the Closing Date, the Custodian shall review the Mortgage Files as provided in Section 2.02 of the Pooling and Servicing Agreement and deliver to the Seller and the Trustee a Final
Certification in the form annexed hereto as Exhibit Three evidencing the completeness of the Mortgage Files.

          (4) In reviewing the Mortgage Files as provided herein and in the Pooling and Servicing Agreement, the Custodian shall make no representation as to and shall not be responsible to verify (i) the validity, legality, enforceability, due authorization, recordability, sufficiency or genuineness of any of the documents included in any Mortgage File or (ii) the collectibility, insurability, effectiveness or suitability of any of the documents in any Mortgage File.

          Upon receipt of written request from the Trustee, the Custodian shall as soon as practicable supply the Trustee with a list of all of the documents relating to the Mortgage Loans missing from the Mortgage Files.

          Section  2.4.   Notification  of  Breaches  of   Representations   and
                          ------------------------------------------------------
Warranties. Upon discovery by the Custodian of a breach of any representation or
----------
warranty made by the Company
as set forth in the Pooling and Servicing Agreement with respect to a Mortgage Loan relating to a Mortgage File, the Custodian shall give prompt written notice to the Company, the related Servicer and the Trustee.

          Section 2.5.  Custodian to Cooperate:  Release of Mortgage Files. Upon
                        ----------------------
receipt of written notice from the Trustee that the Mortgage Loan Seller has repurchased a Mortgage Loan pursuant to Article II of the Pooling and Servicing Agreement, and that the purchase price therefore has been deposited in the Master Servicer Collection Account or the Distribution Account, then the Custodian agrees to promptly release to the Mortgage Loan Seller the related Mortgage File.

          Upon the Custodian=s receipt of a request for release (a "Request for Release") substantially in the form of Exhibit D to the Pooling and Servicing Agreement signed by a Servicing Officer of the related Servicer stating that it has received payment in full of a Mortgage Loan or that payment in full will be escrowed in a manner customary for such purposes, the Custodian agrees promptly to release to the related Servicer the related Mortgage File. The Company shall deliver to the Custodian and the Custodian agrees to accept the Mortgage Note and other documents constituting the Mortgage File with respect to any Substitute Mortgage Loan.

          From time to time as is appropriate for the servicing or foreclosure of any Mortgage Loan, including, for this purpose, collection under any Primary Insurance Policy, the related Servicer shall deliver to the Custodian a Request for Release signed by a Servicing Officer requesting that possession of all of the Mortgage File be released to the related Servicer and certifying as to the reason for such release and that such release will not invalidate any insurance coverage provided in respect of the Mortgage Loan under any of the Insurance Policies. Upon receipt of the foregoing, the Custodian shall deliver the Mortgage File to the related Servicer. The related Servicer shall cause each Mortgage File or any document therein so released to be returned to the Custodian when the need therefore by the related Servicer no longer exists, unless (i) the Mortgage Loan has been liquidated and the Liquidation Proceeds relating to the Mortgage Loan have been deposited in the Master Servicer Collection Account or the Distribution Account or (ii) the Mortgage File or such document has been delivered to an attorney, or to a public trustee or other public official as required by law, for purposes of initiating or pursuing legal action or other proceedings for the foreclosure of the Mortgaged Property either judicially or non judicially, and the related Servicer has delivered to the Custodian a certificate of a Servicing Officer certifying as to the name and address of the Person to which such Mortgage File or such document was delivered and the purpose or purposes of such delivery.

          At any time that a Servicer is required to deliver to the Custodian a Request for Release, the Servicer shall deliver two copies of the Request for Release if delivered in hard copy or the Servicer may furnish such Request for Release electronically to the Custodian, in which event the Servicing Officer transmitting the same shall be deemed to have signed the Request for Release. In connection with any Request for Release of a Mortgage File because of a repurchase of a Mortgage Loan, such Request for Release shall be accompanied by an assignment of mortgage, without recourse, representation or warranty from the Trustee to the Mortgage Loan Seller and the related Mortgage Note shall be endorsed without recourse, representation or warranty by the Trustee and be returned to the Mortgage Loan Seller. In connection with any Request for Release of a Mortgage File because of the payment in full of a Mortgage Loan, such Request for Release shall be accompanied by a certificate of satisfaction or other similar instrument to be executed by or on behalf of the Trustee and returned to the related Servicer.

          Section 2.6. Assumption  Agreements.  In the event that any assumption
                       ----------------------
agreement, substitution of liability agreement or sale of servicing agreement is entered into with respect to any Mortgage Loan subject to this Agreement in accordance with the terms and provisions of the Pooling and Servicing Agreement, the Master Servicer, to the extent provided in the related Servicing Agreement, shall cause the related Servicer to notify the Custodian that such assumption or substitution agreement has been completed by forwarding to the Custodian the original of such assumption or substitution agreement, which shall be added to the related Mortgage File and, for all purposes, shall be considered a part of such Mortgage File to the same extent as all other documents and instruments constituting parts thereof.

                                  ARTICLE III.
                            CONCERNING THE CUSTODIAN

          Section  3.1.  Custodian  as  Bailee  and Agent of the  Trustee.  With
                         ------------------------------------------------
respect to each Mortgage Note, Mortgage and other documents constituting each Mortgage File which are delivered to the Custodian, the Custodian is exclusively the bailee and agent of the Trustee and has no instructions to hold any Mortgage Note or Mortgage for the benefit of any person other than the Trustee and the Certificateholders and undertakes to perform such duties and only such duties as are specifically set forth in this Agreement. Except upon compliance with the provisions of Section 2.5 of this Agreement, no Mortgage Note, Mortgage or Mortgage File shall be delivered by the Custodian to the Company, the Servicers or the Master Servicer or otherwise released from the possession of the Custodian.

          Section 3.2. Reserved.
                       --------

          Section 3.3.  Custodian  May Own  Certificates.  The  Custodian in its
                        --------------------------------
individual or any other capacity may become the owner or pledgee of Certificates with the same rights it would have if it were not Custodian.

          Section 3.4. Master Servicer to Pay Custodian's Fees and Expenses. The
                       ----------------------------------------------------
Master Servicer covenants and agrees to pay to the Custodian from time to time, and the Custodian shall be entitled to, reasonable compensation for all services rendered by it in the exercise and performance of any of the powers and duties hereunder of the Custodian, and the Master Servicer will pay or reimburse the Custodian upon its request for all reasonable expenses, disbursements and advances incurred or made by the Custodian in accordance with any of the provisions of this Agreement (including the reasonable compensation and the expenses and disbursements of its counsel and of all persons not regularly in its employ), except any such expense, disbursement or advance as may arise from its negligence or bad faith or to the extent that such cost or expense is indemnified by the Company pursuant to the Pooling and Servicing Agreement.

          Section 3.5. Custodian May Resign;  Trustee May Remove Custodian.  The
                       ---------------------------------------------------
Custodian may resign from the obligations and duties hereby imposed upon it as such obligations and duties relate to its acting as Custodian of the Mortgage Loans. Upon receiving such notice of resignation, the Trustee shall either take custody of the Mortgage Files itself and give prompt notice thereof to the Company, the Master Servicer and the Custodian, or promptly appoint a successor Custodian by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Custodian and one copy to the successor Custodian. If the Trustee shall not have taken custody of the Mortgage Files and no successor Custodian shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Custodian may petition any court of competent jurisdiction for the appointment of a successor Custodian.

          The Trustee may remove the Custodian at any time with the consent of the Master Servicer. In such event, the Trustee shall appoint, or petition a court of competent jurisdiction to appoint, a successor Custodian hereunder. Any successor Custodian shall be a depository institution subject to supervision or examination by federal or state authority, shall be able to satisfy the other requirements contained in Section 3.7 and shall be unaffiliated with the Servicer or the Company.

          Any resignation or removal of the Custodian and appointment of a successor Custodian pursuant to any of the provisions of this Section 3.5 shall become effective upon acceptance of appointment by the successor Custodian. The Trustee shall give prompt notice to the Company and the Master Servicer of the appointment of any successor Custodian. No successor Custodian shall be appointed by the Trustee without the prior approval of the Company and the Master Servicer.

          Section 3.6.  Merger or  Consolidation  of Custodian.  Any Person into
                        --------------------------------------
which the Custodian may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Custodian shall be a party, or any Person succeeding to the business of the Custodian, shall be the successor of the Custodian hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

          Section 3.7.  Representations  of the Custodian.  The Custodian hereby
                        ---------------------------------
represents that it is a depository institution subject to supervision or examination by a federal or state authority, has a combined capital and surplus of at least $15,000,000 and is qualified to do business in the jurisdictions in which it will hold any Mortgage File.

                                   ARTICLE IV.
                            MISCELLANEOUS PROVISIONS

          Section 4.1. Notices. All notices, requests,  consents and demands and
                       -------
other communications required under this Agreement or pursuant to any other instrument or document delivered hereunder shall be in writing and, unless otherwise specifically provided, may be delivered personally, by telegram or telex, or by registered or certified mail, postage prepaid, return receipt requested, at the addresses specified on the signature page hereof (unless changed by the particular party whose address is stated herein by similar notice in writing), in which case the notice will be deemed delivered when received.

          Section 4.2. Amendments. No modification or amendment of or supplement
                       ----------
to this Agreement shall be valid or effective unless the same is in writing and signed by all parties hereto, and neither the Company, the Master Servicer nor the Trustee shall enter into any amendment hereof except as permitted by the Pooling and Servicing Agreement. The Trustee shall give prompt notice to the Custodian of any amendment or supplement to the Pooling and Servicing Agreement and furnish the Custodian with written copies thereof.

          Section 4.3.  GOVERNING LAW. THIS AGREEMENT SHALL BE DEEMED A CONTRACT
                        -------------
MADE UNDER THE LAWS OF THE STATE OF NEW YORK AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

          Section 4.4.  Recordation  of  Agreement.  To the extent  permitted by
                        --------------------------
applicable law, this Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Company and at the Trust's expense, but only upon direction accompanied by an Opinion of Counsel reasonably satisfactory to the Company to the effect that the failure to effect such recordation is likely to materially and adversely affect the interests of the Certificateholders.

          For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

          Section 4.5.  Severability  of  Provisions.  If any one or more of the
                        ----------------------------
covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the holders thereof.

          IN WITNESS WHEREOF, this Agreement is executed as of the date first above written.


Address:                                    JPMORGAN CHASE BANK, as Trustee

4 New York Plaza, 6th Floor
New York, New York 10004                    By:
                                              ----------------------------------
                                              Name:
Attention:                                    Title:
Telecopy:
Confirmation:
Address:                                    STRUCTURED    ASSET    MORTGAGE   II

                                            INVESTMENTS INC.

383 Madison Avenue
New York, New York 10179                    By:
                                              ----------------------------------
                                              Name:  Baron Silverstein
                                              Title: Vice President


Address:                                    WELLS    FARGO    BANK,     NATIONAL
                                            ASSOCIATION, as Master Servicer

9062 Old Annapolis
Columbia, Maryland 21045
Attention: BSALTA 2004-1                    By:
                                              ----------------------------------
                                              Name:
                                              Title:

Address:                                    WELLS    FARGO    BANK,     NATIONAL
                                            ASSOCIATION, as Custodian

1015 10th Avenue
Minneapolis, Minnesota 55414                By:
Attention: BSALTA 2004-1                      ----------------------------------
Telecopier: (612) 667-1068                    Name:
                                              Title:

STATE OF NEW YORK      )
                       )ss.:
COUNTY OF NEW YORK     )


          On the ___ day of February 2004 before me, a notary public in and for said State, personally appeared _______________, known to me to be a _________________of JPMorgan Chase Bank, a New York State banking corporation that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation and acknowledged to me that such corporation executed the within instrument.

          IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.



                                            ------------------------------------
                                                      Notary Public

[SEAL]

STATE OF MARYLAND     )
                      ) ss.:
COUNTY OF HOWARD      )


          On the ___ day of February 2004 before me, a notary public in and for said State, personally appeared Stacey Taylor, known to me to be an Assistant Vice President of Wells Fargo Bank, National Association, a national banking association that executed the within instrument, and also known to me to be the person who executed it on behalf of said national banking association, and acknowledged to me that such national banking association executed the within instrument.

          IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.



                                            ------------------------------------
                                                         Notary Public

[SEAL]

STATE OF NEW YORK     )
                      )ss.:
COUNTY OF NEW YORK    )


          On the ___ day of February 2004 before me, a notary public in and for said State, personally appeared Baron Silverstein, known to me to be a Vice President of Structured Asset Mortgage Investments II Inc., one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

          IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.



                                            ------------------------------------
                                                         Notary Public

[Notarial Seal]

STATE OF MARYLAND     )
                      )ss.:
COUNTY OF HOWARD      )


          On the ___ day of February 2004 before me, a notary public in and for said State, personally appeared _____________, known to me to be a/an
_______________ of Wells Fargo Bank, National Association, one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

          IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.



                                            ------------------------------------
                                                        Notary Public

[Notarial Seal]

                                   EXHIBIT ONE

                     FORM OF CUSTODIAN INITIAL CERTIFICATION


                                                        ______________  __, 20__




JPMorgan Chase Bank                        Structured Asset Mortgage Investments
4 New York Plaza, 6th Floor                II Inc.
New York, New York 10004                   383 Madison Avenue
                                           New York, New York 10179

Attention: Structured  Asset  Mortgage  Investments  II Inc.  Bear Stearns ALT-A
           Trust, Mortgage Pass-Through Certificates, Series 2004-1

          Re:  Custodial  Agreement,  dated as of February 27, 2004, by and
               among  JPMorgan  Chase  Bank,   Structured   Asset  Mortgage
               Investments   II  Inc.   and  Wells  Fargo  Bank,   National
               Association relating to Bear Stearns ALT-A Trust, Mortgage Pass-Through Certificates, Series 2004-1
               -------------------------------------------------------------

Ladies and Gentlemen:

          In accordance with Section 2.3 of the above-captioned Custodial Agreement, and subject to Section 2.02 of the Pooling and Servicing Agreement, the undersigned, as Custodian, hereby certifies that it has received a Mortgage File (which contains an original Mortgage Note or lost note affidavit) to the extent required in Section 2.01 of the Pooling and Servicing Agreement with respect to each Mortgage Loan listed in the Mortgage Loan Schedule, with any exceptions listed on Schedule A attached hereto.

          Capitalized words and phrases used herein shall have the respective meanings assigned to them in the above-captioned Custodial Agreement.

                                            WELLS    FARGO    BANK,     NATIONAL
                                            ASSOCIATION


                                            By:
                                              ----------------------------------
                                              Name:
                                              Title:

                                  EXHIBIT TWO

                    FORM OF CUSTODIAN INTERIM CERTIFICATION

                                                                 _________, 20__



JPMorgan Chase Bank                        Structured Asset Mortgage Investments
4 New York Plaza, 6th Floor                II Inc.
New York, New York 10004                   383 Madison Avenue
                                           New York, New York 10179

Attention: Structured  Asset  Mortgage  Investments  II Inc.  Bear Stearns ALT-A
           Trust, Mortgage Pass-Through Certificates, Series 2004-1

          Re: Custodial Agreement, dated as of February 27, 2004, by and among JPMorgan Chase Bank, Structured Asset Mortgage Investments II Inc. and Wells Fargo Bank, National Association relating to Bear Stearns ALT-A Trust, Mortgage Pass-Through Certificates, Series 2004-1
               ------------------------------------------------------------

Ladies and Gentlemen:

          In accordance with Section 2.3 of the above-captioned Custodial Agreement, the undersigned, as Custodian, hereby certifies that it has received a Mortgage File to the extent required pursuant to Section 2.01 of the Pooling and Servicing Agreement with respect to each Mortgage Loan listed in the Mortgage Loan Schedule, and it has reviewed the Mortgage File and the Mortgage Loan Schedule and has determined that: all required documents have been executed and received and that such documents related to the Mortgage Loans identified on the Mortgage Loan Schedule, with any exceptions listed on Schedule A attached hereto.

          Capitalized words and phrases used herein shall have the respective meanings assigned to them in the above-captioned Custodial Agreement.


                                            WELLS    FARGO    BANK,     NATIONAL
                                            ASSOCIATION


                                            By:
                                              ----------------------------------
                                              Name:
                                              Title:

                                  EXHIBIT THREE

                      FORM OF CUSTODIAN FINAL CERTIFICATION



                                                                __________, 20__




JPMorgan Chase Bank                        Structured Asset Mortgage Investments
4 New York Plaza, 6th Floor                II Inc.
New York, New York 10004                   383 Madison Avenue
                                           New York, New York 10179

Attention: Structured  Asset  Mortgage  Investments  II Inc.  Bear Stearns ALT-A
           Trust, Mortgage Pass-Through Certificates, Series 2004-1

          Re: Custodial Agreement, dated as of February 27, 2004, by and among JPMorgan Chase Bank, Structured Asset Mortgage Investments II Inc. and Wells Fargo Bank, National Association relating to Bear Stearns ALT-A Trust, Mortgage Pass-Through Certificates, Series 2004-1
               ------------------------------------------------------------

Ladies and Gentlemen:

          In accordance with Section 2.3 of the above-captioned Custodial Agreement and subject to Section 2.02(b) of the Pooling and Servicing Agreement, the undersigned, as Custodian, hereby certifies that it has received a Mortgage File with respect to each Mortgage Loan listed in the Mortgage Loan Schedule containing with respect to each such Mortgage Loan:

               (i) The original Mortgage Note, endorsed without recourse to the order of the Trustee and showing an unbroken chain of endorsements from the originator thereof to the Person endorsing it to the Trustee or a lost note affidavit;

               (ii) the original Mortgage and, if the related Mortgage Loan is a MOM Loan, noting the presence of the MIN and language indicating that such Mortgage Loan is a MOM Loan, which shall have been recorded (or if the original is not available, a copy), with evidence of such recording indicated thereon;

               (iii) unless the Mortgage Loan is a MOM Loan, a certified copy of the assignment (which may be in the form of a blanket assignment if permitted in the jurisdiction in which the Mortgaged Property is located) to "JPMorgan Chase Bank, as Trustee", with evidence of recording with respect to each Mortgage Loan in the name of the Trustee thereon;

               (iv) all intervening assignments of the Security Instrument, if applicable and only to the extent available to the Seller with evidence of recording thereon;

               (v) the original or a copy of the policy or certificate of primary mortgage guaranty insurance, to the extent available, if any,

               (vi) the original policy of title insurance or mortgagee's certificate of title insurance or commitment or binder for title insurance, and

               (vii) originals of all modification agreements, if applicable and available.

          Capitalized words and phrases used herein shall have the respective meanings assigned to them in the above-captioned Custodial Agreement or in the Pooling and Servicing Agreement, as applicable.


                                            WELLS    FARGO    BANK,     NATIONAL
                                            ASSOCIATION



                                            By:
                                              ----------------------------------
                                              Name:
                                              Title:

                                                                     EXHIBIT H-1


                          EVERHOME SERVICING AGREEMENT

                             (Provided Upon Request)

                                                                       EXHIBIT I

                              ASSIGNMENT AGREEMENT

                                                                       EXHIBIT J


                    FORM OF MORTGAGE LOAN PURCHASE AGREEMENT

          MORTGAGE LOAN PURCHASE AGREEMENT, dated as of February 27, 2004, as amended and supplemented by any and all amendments hereto (collectively, the "Agreement"), by and between EMC MORTGAGE CORPORATION, a Delaware corporation (the "Mortgage Loan Seller"), and STRUCTURED ASSET MORTGAGE II INVESTMENTS INC., a Delaware corporation (the "Purchaser").

          Upon the terms and subject to the conditions of this Agreement, the Mortgage Loan Seller agrees to sell, and the Purchaser agrees to purchase, certain conventional, first lien mortgage loans secured primarily by one- to four-family residential properties (collectively, the "Mortgage Loans") as described herein. The Purchaser intends to deposit the Mortgage Loans into a trust fund (the "Trust Fund") and create Bear Stearns ALT-A Trust, Mortgage Pass-Through Certificates, Series 2004-1 (the "Certificates"), under a pooling and servicing agreement, to be dated as of February 1, 2004 (the "Pooling and Servicing Agreement"), among the Purchaser, as seller, Wells Fargo Bank, National Association, as master servicer and securities administrator, JPMorgan Chase Bank, as trustee (the "Trustee") and EMC Mortgage Corporation.

          The Purchaser has filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-3 (Number 333-68542) relating to its Mortgage Pass-Through Certificates and the offering of certain series thereof (including certain classes of the Certificates) from time to time in accordance with Rule 415 under the Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder (the "Securities Act"). Such registration statement, when it became effective under the Securities Act, and the prospectus relating to the public offering of certain classes of the Certificates by the Purchaser (the "Public Offering"), as from time to time each is amended or supplemented pursuant to the Securities Act or otherwise, are referred to herein as the "Registration Statement" and the "Prospectus," respectively. The "Prospectus Supplement" shall mean that supplement, dated February 24, 2004 to the Prospectus, dated September 29, 2003, relating to certain classes of the Certificates. With respect to the Public Offering of certain classes of the Certificates, the Purchaser and Bear, Stearns & Co. Inc. ("Bear Stearns") have entered into a terms agreement dated as of February 24, 2003 to an underwriting agreement dated July 29, 2003, between the Purchaser and Bear Stearns (collectively, the "Underwriting Agreement").

          Now, therefore, in consideration of the premises and the mutual agreements set forth herein, the parties hereto agree as follows:

          SECTION 1. Definitions.  Certain terms are defined herein. Capitalized
                     -----------
terms used herein but not defined herein shall have the meanings specified in the Pooling and Servicing Agreement. The following other terms are defined as follows:

          Acquisition  Price:  Cash in an  amount  equal  to  $__________  (plus
          ------------------
$_______ in accrued interest)1.

          Bear Stearns: Bear, Stearns & Co. Inc.
          ------------

          Closing Date: February 27, 2004.
          ------------

          Cut-off Date: February 1, 2004.
          ------------

          Cut-off Date Balance: $616,139,093.
          --------------------

          Deleted Mortgage Loan: A Mortgage Loan replaced or to be replaced by a
          ---------------------
Substitute Mortgage Loan.

          Due Date:  With respect to each Mortgage  Loan, the date in each month
          --------
on which its scheduled payment is due if such due date is the first day of a month and otherwise is deemed to be the first day of the following month or such other date specified in the related Servicing Agreement.

          Master Servicer: Wells Fargo Bank, National Association.
          ---------------

          Moody's:  Moody's  Investors  Service,  Inc.,  or  its  successors  in
          -------
interest.

          Mortgage:  The  mortgage or deed of trust  creating a first lien on an
          --------
interest in real property securing a Mortgage Note.

          Mortgage  File:  The items  referred to in Exhibit 1  pertaining  to a
          --------------
particular Mortgage Loan and any additional documents required to be added to such documents pursuant to this Agreement.

          Mortgage  Interest  Rate:  The  annual  rate of  interest  borne  by a
          ------------------------
Mortgage Note as stated therein.

          Mortgagor: The obligor(s) on a Mortgage Note.
          ---------

          Net Rate: For each Mortgage Loan, the Mortgage  Interest Rate for such
          --------
Mortgage Loan less the Servicing Fee Rate.

          Opinion of Counsel:  A written opinion of counsel,  who may be counsel
          ------------------
for the Mortgage Loan Seller or the Purchaser, reasonably acceptable to the Trustee.

          Person:  Any legal  person,  including  any  individual,  corporation,
          ------
partnership, joint venture, association, joint stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

          Purchase  Price:  With respect to any  Mortgage  Loan (or any property
          ---------------
acquired with respect thereto) required to be repurchased by the Mortgage Loan Seller pursuant to this


---------------
1 Please contact Bear, Stearns & Co. Inc. for Purchase Price.

Agreement or Article II of the Pooling and Servicing Agreement, an amount equal to the sum of (i)(a) 100% of the Outstanding Principal Balance of such Mortgage Loan as of the date of repurchase (or if the related Mortgaged Property was acquired with respect thereto, 100% of the Outstanding Principal Balance at the date of the acquisition), plus (b) accrued but unpaid interest on the Outstanding Principal Balance at the related Mortgage Interest Rate, through and including the last day of the month of repurchase, and reduced by (c) any portion of the Master Servicing Compensation, Monthly Advances and advances payable to the purchaser of the Mortgage Loan and (ii) any costs and damages (if any) incurred by the Trust in connection with any violation of such Mortgage Loan of any anti-predatory or abusive lending laws.

          PWS Agreements: The various agreements attached hereto as Exhibit 6.
          --------------

          Rating  Agencies:  Standard  &  Poor's  and  Moody's,  each a  "Rating
          ----------------
Agency."

          Securities Act: The Securities Act of 1933, as amended.
          --------------

          Security Instrument:  A written instrument creating a valid first lien
          -------------------
on a Mortgaged Property securing a Mortgage Note, which may be any applicable form of mortgage, deed of trust, deed to secure debt or security deed, including any riders or addenda thereto.

          Standard & Poor's:  Standard & Poor's,  a division of The  McGraw-Hill
          -----------------
Companies, Inc. or its successors in interest.

          Substitute  Mortgage Loan: A mortgage loan  substituted  for a Deleted
          -------------------------
Mortgage Loan which must meet on the date of such substitution the requirements stated herein and in the Pooling and Servicing Agreement; upon such substitution, such mortgage loan shall be a "Mortgage Loan" hereunder.

          Value: The value of the Mortgaged  Property at the time of origination
          -----
of the related Mortgage Loan, such value being the lesser of (i) the value of such property set forth in an appraisal accepted by the applicable originator of the Mortgage Loan or (ii) the sales price of such property at the time of origination.

          SECTION 2. Purchase and Sale of the Mortgage Loans and Related Rights.
                     ----------------------------------------------------------
(a) Upon satisfaction of the conditions set forth in Section 10 hereof, the Mortgage Loan Seller agrees to sell, and the Purchaser agrees to purchase Mortgage Loans having an aggregate outstanding principal balance as of the Cut-off Date equal to the Cut-off Date Balance.

          (i) The closing for the purchase and sale of the Mortgage Loans and the closing for the issuance of the Certificates will take place on the Closing Date at the office of the Purchaser's counsel in New York, New York or such other place as the parties shall agree.

          (ii) Upon the satisfaction of the conditions set forth in Section 10 hereof, on the Closing Date, the Purchaser shall pay to the Mortgage Loan Seller the Acquisition Price for the Mortgage Loans in immediately available funds by wire transfer to such account or accounts as shall be designated by the Mortgage Loan Seller.

          (iii) In addition to the foregoing, on the Closing Date the Mortgage Loan Seller assigns to the Purchaser all of its right, title and interest in the PWS Agreements (other than its right to enforce the representations and warranties set forth therein).

          SECTION 3. Mortgage Loan Schedules. The Mortgage Loan Seller agrees to
                     -----------------------
provide to the Purchaser as of the date hereof a preliminary listing of the Mortgage Loans (the "Preliminary Mortgage Loan Schedule") setting forth the information listed on Exhibit 2 to this Agreement with respect to each of the Mortgage Loans being sold by the Mortgage Loan Seller. If there are changes to the Preliminary Mortgage Loan Schedule, the Mortgage Loan Seller shall provide to the Purchaser as of the Closing Date a final schedule (the "Final Mortgage Loan Schedule") setting forth the information listed on Exhibit 2 to this Agreement with respect to each of the Mortgage Loans being sold by the Mortgage Loan Seller to the Purchaser. The Final Mortgage Loan Schedule shall be delivered to the Purchaser on the Closing Date, shall be attached to an amendment to this Agreement to be executed on the Closing Date by the parties hereto and shall be in form and substance mutually agreed to by the Mortgage Loan Seller and the Purchaser (the "Amendment"). If there are no changes to the Preliminary Mortgage Loan Schedule, the Preliminary Mortgage Loan Schedule shall be the Final Mortgage Loan Schedule for all purposes hereof.

          SECTION 4. Mortgage Loan Transfer.
                     ----------------------

          (i) The Purchaser will be entitled to all scheduled payments of principal and interest on the Mortgage Loans due after the Cut-off Date (regardless of when actually collected) and all payments thereon, other than scheduled principal and interest, received after the Cut-off Date. The Mortgage Loan Seller will be entitled to all scheduled payments of principal and interest on the Mortgage Loans due on or before the Cut-off Date (including payments collected after the Cut-off Date) and all payments thereon, other than scheduled principal and interest, received on or before the Cut-off Date. Such principal amounts and any interest thereon belonging to the Mortgage Loan Seller as described above will not be included in the aggregate outstanding principal balance of the Mortgage Loans as of the Cut-off Date as set forth on the Final Mortgage Loan Schedule.

          (ii) Pursuant to various conveyancing documents to be executed on the Closing Date and pursuant to the Pooling and Servicing Agreement, the Purchaser will assign on the Closing Date all of its right, title and interest in and to the Mortgage Loans to the Trustee for the benefit of the Certificateholders. In connection with the transfer and assignment of the Mortgage Loans, the Mortgage Loan Seller has delivered or will deliver or cause to be delivered to the Trustee by the Closing Date or such later date as is agreed to by the Purchaser and the Mortgage Loan Seller (each of the Closing Date and such later date is referred to as a "Mortgage File Delivery Date"), the items of each Mortgage File, provided, however, that in lieu of the foregoing, the Mortgage Loan Seller may deliver the following documents, under the circumstances set forth below:
(x) in lieu of the original Security Instrument, assignments to the Trustee or intervening assignments thereof which have been delivered, are being delivered or will, upon receipt of recording information relating to the Security Instrument required to be included thereon, be delivered to recording offices for recording and have not been returned to the Mortgage Loan Seller in time to permit their delivery as specified above, the Mortgage Loan Seller may deliver a true copy thereof with a certification by the Mortgage Loan Seller, on the face of such copy, substantially as follows: "Certified to be a true and correct copy of the original, which has been transmitted for recording" (y) in lieu of the Security Instrument, assignments to the Trustee or intervening assignments thereof, if the applicable jurisdiction retains the originals of such documents (as evidenced by a certification from the Mortgage Loan Seller to such effect) the Mortgage Loan Seller may deliver photocopies of such documents containing an original certification by the judicial or other governmental authority of the jurisdiction where such documents were recorded; and (z) in lieu of the Mortgage Notes relating to the Mortgage Loans, each identified in the list delivered by the Purchaser to the Trustee on the Closing Date and attached hereto as Exhibit 5, the Mortgage Loan Seller may deliver lost note affidavits and indemnities of the Mortgage Loan Seller; and provided further, however, that in the case of Mortgage Loans which have been prepaid in full after the Cut-off Date and prior to the Closing Date, the Mortgage Loan Seller, in lieu of delivering the above documents, may deliver to the Trustee a certification by the Mortgage Loan Seller or the Master Servicer to such effect. The Mortgage Loan Seller shall deliver such original documents (including any original documents as to which certified copies had previously been delivered) or such certified copies to the Trustee promptly after they are received. The Mortgage Loan Seller shall cause the Mortgage and intervening assignments, if any, and the assignment of the Security Instrument to be recorded not later than 180 days after the Closing Date, unless such assignment is not required to be recorded under the terms set forth in Section 6(a) hereof.

          (iii) The Mortgage Loan Seller and the Purchaser acknowledge hereunder that all of the Mortgage Loans and the related servicing will ultimately be assigned to JPMorgan Chase Bank, as Trustee for the Certificateholders, on the date hereof.

          SECTION 5. Examination of Mortgage Files.
                     -----------------------------

          (i) On or before the Mortgage File Delivery Date, the Mortgage Loan Seller will have made the Mortgage Files available to the Purchaser or its agent for examination which may be at the offices of the Trustee or the Mortgage Loan Seller and/or the Mortgage Loan Seller's custodian. The fact that the Purchaser or its agent has conducted or has failed to conduct any partial or complete examination of the Mortgage Files shall not affect the Purchaser's rights to demand cure, repurchase, substitution or other relief as provided in this Agreement. In furtherance of the foregoing, the Mortgage Loan Seller shall make the Mortgage Files available to the Purchaser or its agent from time to time so as to permit the Purchaser to confirm the Mortgage Loan Seller's compliance with the delivery and recordation requirements of this Agreement and the Pooling and Servicing Agreement. In addition, upon request of the Purchaser, the Mortgage Loan Seller agrees to provide to the Purchaser, Bear Stearns and to any investors or prospective investors in the Certificates information regarding the Mortgage Loans and their servicing, to make the Mortgage Files available to the Purchaser, Bear Stearns and to such investors or prospective investors (which may be at the offices of the Mortgage Loan Seller and/or the Mortgage Loan Seller's custodian) and to make available personnel knowledgeable about the Mortgage Loans for discussions with the Purchaser, Bear Stearns and such investors or prospective investors, upon reasonable request during regular business hours, sufficient to permit the Purchaser, Bear Stearns and such investors or potential investors to conduct such due diligence as any such party reasonably believes is appropriate.

          (ii) Pursuant to the Pooling and Servicing Agreement, on the Closing Date the Trustee, for the benefit of the Certificateholders, will review or cause the Custodian to review items of the Mortgage Files as set forth on
Exhibit 1 and will deliver or cause the Custodian to deliver to the Mortgage Loan Seller an initial certification in the form attached as Exhibit One to the Custodial Agreement.

          (iii) Pursuant to the Pooling and Servicing Agreement, within 90 days of the Closing Date, the Trustee will review or shall cause the Custodian to review items of the Mortgage Files as set forth on Exhibit 1 and will deliver to the Mortgage Loan Seller and the Master Servicer an interim certification substantially in the form of Exhibit Two to the Custodial Agreement.

          (iv) Pursuant to the Pooling and Servicing Agreement, within 180 days of the Closing Date (or, with respect to any Substitute Mortgage Loan, within five Business Days after the receipt by the Trustee or Custodian thereof) the Trustee will review or cause the Custodian to review items of the Mortgage Files as set forth on Exhibit 1 and will deliver to the Mortgage Loan Seller and the Master Servicer a final certification substantially in the form of Exhibit Three to the Custodial Agreement. If the Trustee is unable to deliver a final certification with respect to the items listed in Exhibit 1 due to any document that is missing, has not been executed, is unrelated, determined on the basis of the Mortgagor name, original principal balance and loan number, to the Mortgage Loans identified in the Final Mortgage Loan Schedule (a "Material Defect"), the Trustee or the Custodian, as its agent, shall promptly notify the Mortgage Loan Seller of such Material Defect. The Mortgage Loan Seller shall correct or cure any such Material Defect within 90 days from the date of notice from the Trustee or the Custodian, as its agent, of the Material Defect and if the Mortgage Loan Seller does not correct or cure such Material Defect within such period and such defect materially and adversely affects the interests of the Certificateholders in the related Mortgage Loan, the Mortgage Loan Seller will, in accordance with the terms of the Pooling and Servicing Agreement, within 90 days of the date of notice, provide the Trustee with a Substitute Mortgage Loan (if within two years of the Closing Date) or purchase the related Mortgage Loan at the applicable Purchase Price; provided that, if such defect would cause the Mortgage Loan to be other than a "qualified mortgage" as defined in Section 860G(a)(3) of the Code, any such cure, repurchase or substitution must occur within 90 days from the date such breach was discovered; provided, however, that if such defect relates solely to the inability of the Mortgage Loan Seller to deliver the original security instrument or intervening assignments thereof, or a certified copy because the originals of such documents, or a certified copy, have not been returned by the applicable jurisdiction, the Mortgage Loan Seller shall not be required to purchase such Mortgage Loan if the Mortgage Loan Seller delivers such original documents or certified copy promptly upon receipt, but in no event later than 360 days after the Closing Date. The foregoing repurchase obligation shall not apply in the event that the Mortgage Loan Seller cannot deliver such original or copy of any document submitted for recording to the appropriate recording office in the applicable jurisdiction because such document has not been returned by such office; provided that the Mortgage Loan Seller shall instead deliver a recording receipt of such recording office or, if such receipt is not available, a certificate of Mortgage Loan Seller or a Servicing Officer confirming that such documents have been accepted for recording, and delivery to the Trustee or the Custodian, as its agent, shall be effected by the Mortgage Loan Seller within thirty days of its receipt of the original recorded document.

          (v) At the time of any substitution, the Mortgage Loan Seller shall deliver or cause to be delivered the Substitute Mortgage Loan, the related Mortgage File and any other documents and payments required to be delivered in connection with a substitution pursuant to the Pooling and Servicing Agreement. At the time of any purchase or substitution, the Trustee shall (i) assign to the Mortgage Loan Seller and cause the Trustee to release the documents (including, but not limited to, the Mortgage, Mortgage Note and other contents of the Mortgage File) in the possession of the Trustee relating to the Deleted Mortgage Loan and (ii) execute and deliver such instruments of transfer or assignment, in each case without recourse, as shall be necessary to vest in the Mortgage Loan Seller title to such Deleted Mortgage Loan.

          SECTION 6. Recordation of Assignments of Mortgage.
                     --------------------------------------

          (i) The Mortgage Loan Seller shall, promptly after the Closing Date, cause each Mortgage and each assignment of Mortgage from the Mortgage Loan Seller to the Trustee, and all unrecorded intervening assignments, if any, delivered on or prior to the Closing Date, to be recorded in all recording offices in the jurisdictions where the related Mortgaged Properties are located; provided, however, the Mortgage Loan Seller need not cause to be recorded any assignment which relates to a Mortgage Loan if (a) such recordation is not required by the Rating Agencies or an Opinion of Counsel has been provided to the Trustee which states that the recordation of such assignment is not necessary to protect the Trustee's interest in the related Mortgage Loan or (b) MERS is identified on the Mortgage or a properly recorded assignment of the Mortgage, as the Mortgagee of record solely as nominee for the Mortgage Loan Seller and its successors and assigns; provided, however, notwithstanding the delivery of any Opinion of Counsel, each assignment of Mortgage shall be submitted for recording by the Mortgage Loan Seller in the manner described above, at no expense to the Trust Fund or Trustee, upon the earliest to occur of
(i) reasonable direction by the Holders of Certificates evidencing Fractional Undivided Interests aggregating not less than 25% of the Trust, (ii) the occurrence of a Event of Default, (iii) the occurrence of a bankruptcy, insolvency or foreclosure relating to the Mortgage Loan Seller and (iv) the occurrence of a servicing transfer as described in Section 8.02 of the Pooling and Servicing Agreement.

          While each such Mortgage or assignment is being recorded, if necessary, the Mortgage Loan Seller shall leave or cause to be left with the Trustee a certified copy of such Mortgage or assignment. In the event that, within 180 days of the Closing Date, a Security Instrument is not recorded pursuant to the preceding paragraph or the Trustee has not received evidence of recording with respect to each Mortgage Loan delivered to the Purchaser pursuant to the terms hereof or as set forth above, the failure to provide evidence of recording or such Opinion of Counsel (in the alternative, if required) shall be considered a Material Defect, and the provisions of Section 5(c) and (d) shall apply. All customary recording fees and reasonable expenses relating to the recordation of the assignments of mortgage to the Trustee or the Opinion of Counsel, as the case may be, shall be borne by the Mortgage Loan Seller.

          (ii) It is the express intent of the parties hereto that the conveyance of the Mortgage Loans by the Mortgage Loan Seller to the Purchaser, as contemplated by this Agreement be, and be treated as, a sale. It is, further, not the intention of the parties that such conveyance be deemed a pledge of the Mortgage Loans by the Mortgage Loan Seller to the Purchaser to secure a debt or other obligation of the Mortgage Loan Seller. However, in the event that, notwithstanding the intent of the parties, the Mortgage Loans are held by a court to continue to be property of the Mortgage Loan Seller, then (a) this Agreement shall also be deemed to be a security agreement within the meaning of Articles 8 and 9 of the applicable Uniform Commercial Code; (b) the transfer of the Mortgage Loans provided for herein shall be deemed to be a grant by the Mortgage Loan Seller to the Purchaser of a security interest in all of the Mortgage Loan Seller's right, title and interest in and to the Mortgage Loans and all amounts payable to the holders of the Mortgage Loans in accordance with the terms thereof and all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property, to the extent the Purchaser would otherwise be entitled to own such Mortgage Loans and proceeds pursuant to Section 4 hereof, including all amounts, other than investment earnings, from time to time held or invested in any accounts created pursuant to the Pooling and Servicing Agreement, whether in the form of cash, instruments, securities or other property; (c) the possession by the Purchaser or the Trustee of Mortgage Notes and such other items of property as constitute instruments, money, negotiable documents or chattel paper shall be deemed to be "possession by the secured party" for purposes of perfecting the security interest pursuant to Section 9-313 (or comparable provision) of the applicable Uniform Commercial Code; and (d) notifications to persons holding such property, and acknowledgments, receipts or confirmations from persons holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, financial intermediaries, bailees or agents (as applicable) of the Purchaser for the purpose of perfecting such security interest under applicable law. Any assignment of the interest of the Purchaser pursuant to any provision hereof or pursuant to the Pooling and Servicing Agreement shall also be deemed to be an assignment of any security interest created hereby. The Mortgage Loan Seller and the Purchaser shall, to the extent consistent with this Agreement, take such actions as may be reasonably necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of the Pooling and Servicing Agreement.

          SECTION 7.  Representations  and  Warranties  of Mortgage  Loan Seller
                      ----------------------------------------------------------
Concerning the Mortgage  Loans.  The Mortgage Loan Seller hereby  represents and
------------------------------
warrants to the Purchaser as of the Closing Date or such other date as may be specified below with respect to each Mortgage Loan being sold by it:

          (i) the information set forth in the Mortgage Loan Schedule hereto is true and correct in all material respects and the information provided to the Rating Agencies, including the Mortgage Loan level detail, is true and correct according to the Rating Agency requirements;

          (ii) immediately prior to the transfer to the Purchaser, the Mortgage Loan Seller was the sole owner of beneficial title and holder of each Mortgage and Mortgage Note relating to the Mortgage Loans and is conveying the same free and clear of any and all liens, claims, encumbrances, participation interests, equities, pledges, charges or security interests of any nature and the Mortgage Loan Seller has full right and authority to sell or assign the same pursuant to this Agreement;

          (iii) to the best of the Mortgage Loan Seller's knowledge, each Mortgage Loan at the time it was made complied in all material respects with applicable state and federal laws, including, without limitation, usury, equal credit opportunity, disclosure, recording and all applicable predatory lending laws; and, to the best of the Mortgage Loan Seller's knowledge, each Mortgage Loan has been serviced in all material respects in accordance with applicable state and federal laws, including, without limitation, usury, equal credit opportunity, disclosure, recording and all applicable predatory lending laws and the terms of the related Mortgage Note, the Mortgage and other loan documents;

          (iv) there is no monetary default existing under any Mortgage or the related Mortgage Note and there is no material event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach or event of acceleration; and neither the Mortgage Loan Seller, any of its affiliates nor any servicer of any related Mortgage Loan has taken any action to waive any default, breach or event of acceleration; no foreclosure action is threatened or has been commenced with respect to the Mortgage Loan;

          (v) the terms of the Mortgage Note and the Mortgage have not been impaired, waived, altered or modified in any respect, except by written instruments, (i) if required by law in the jurisdiction where the Mortgaged Property is located, or (ii) to protect the interests of the Trustee on behalf of the Certificateholders;

          (vi) no selection procedure reasonably believed by the Mortgage Loan Seller to be adverse to the interests of the Certificateholders was utilized in selecting the Mortgage Loans;

          (vii) each Mortgage is a valid and enforceable first lien on the property securing the related Mortgage Note and each Mortgaged Property is owned by the Mortgagor in fee simple (except with respect to common areas in the case of condominiums, PUDs and de minimis PUDs) or by leasehold for a term longer than the term of the related Mortgage, subject only to (i) the lien of current real property taxes and assessments, (ii) covenants, conditions and restrictions, rights of way, easements and other matters of public record as of the date of recording of such Mortgage, such exceptions being acceptable to mortgage lending institutions generally or specifically reflected in the appraisal obtained in connection with the origination of the related Mortgage Loan or referred to in the lender's title insurance policy delivered to the originator of the related Mortgage Loan and (iii) other matters to which like properties are commonly subject which do not materially interfere with the benefits of the security intended to be provided by such Mortgage;

          (viii) there is no mechanics' lien or claim for work, labor or material affecting the premises subject to any Mortgage which is or may be a lien prior to, or equal with, the lien of such Mortgage except those which are insured against by the title insurance policy referred to in (xiiii) below;

          (ix) as of the Cut-off Date, to the best of the Mortgage Loan Seller's knowledge, there was no delinquent tax or assessment lien against the property subject to any Mortgage, except where such lien was being contested in good faith and a stay had been granted against levying on the property;

          (x) there is no valid offset, defense or counterclaim to any Mortgage Note or Mortgage, including the obligation of the Mortgagor to pay the unpaid principal and interest on such Mortgage Note;

          (xi) to the best of the Mortgage Loan Seller's knowledge, except to the extent insurance is in place which will cover such damage, the physical property subject to any Mortgage is free of material damage and is in good repair and there is no proceeding pending or threatened for the total or partial condemnation of any Mortgaged Property;

          (xii)  to the  best  of the  Mortgage  Loan  Seller's  knowledge,  the
     Mortgaged   Property  and  all   improvements   thereon   comply  with  all
     requirements of any applicable zoning and subdivision laws and ordinances;

          (xiii) a lender's title insurance policy (on an ALTA or CLTA form) or binder, or other assurance of title customary in the relevant jurisdiction therefor in a form acceptable to Fannie Mae or Freddie Mac, was issued on the date that each Mortgage Loan was created by a title insurance company which, to the best of the Mortgage Loan Seller's knowledge, was qualified to do business in the jurisdiction where the related Mortgaged Property is located, insuring the Mortgage Loan Seller and its successors and assigns that the Mortgage is a first priority lien on the related Mortgaged Property in the original principal amount of the Mortgage Loan. The
     Mortgage Loan Seller is the sole insured under such lender's title insurance policy, and such policy, binder or assurance is valid and remains in full force and effect, and each such policy, binder or assurance shall contain all applicable endorsements including a negative amortization endorsement, if applicable;

          (xiv) at the time of origination, each Mortgaged Property was the subject of an appraisal which conformed to the underwriting requirements of the originator of the Mortgage Loan;

          (xv) as of the Closing Date, the improvements on each Mortgaged Property securing a Mortgage Loan is insured (by an insurer which is acceptable to the Mortgage Loan Seller) against loss by fire and such hazards as are covered under a standard extended coverage endorsement in the locale in which the Mortgaged Property is located, in an amount which is not less than the lesser of the maximum insurable value of the improvements securing such Mortgage Loan or the outstanding principal balance of the Mortgage Loan, but in no event in an amount less than an amount that is required to prevent the Mortgagor from being deemed to be a co-insurer thereunder; if the improvement on the Mortgaged Property is a condominium unit, it is included under the coverage afforded by a blanket policy for the condominium project; if upon origination of the related Mortgage Loan, the improvements on the Mortgaged Property were in an area identified as a federally designated flood area, a flood insurance policy is in effect in an amount representing coverage not less than the least of
     (i) the outstanding principal balance of the Mortgage Loan, (ii) the restorable cost of improvements located on such Mortgaged Property or (iii) the maximum coverage available under federal law; and each Mortgage obligates the Mortgagor thereunder to maintain the insurance referred to above at the Mortgagor's cost and expense;

          (xvi) each Mortgage  Loan  constitutes  a "qualified  mortgage"  under
     Section   860G(a)(3)(A)  of  the  Code  and  Treasury   Regulation  Section
     1.8600-2(a)(1);

          (xvii) each Mortgage Loan was originated or funded by (a) a savings and loan association, savings bank, commercial bank, credit union, insurance company or similar institution which is supervised and examined by a federal or state authority (or originated by (i) a subsidiary of any of the foregoing institutions which subsidiary is actually supervised and examined by applicable regulatory authorities or (ii) a mortgage loan correspondent of any of the foregoing and that was originated pursuant to the criteria established by any of the foregoing) or (b) a mortgagee approved by the Secretary of Housing and Urban Development pursuant to sections 203 and 211 of the National Housing Act, as amended;

          (xviii)  none of the  Mortgage  Loans are (a) loans  subject to 12 CFR
     Part 226.31, 12 CFR Part 226.32 or 12 CFR Part 226.34 of Regulation Z, the regulation implementing TILA, which implements the Home Ownership and Equity Protection Act of 1994, as amended or (b) "high cost home," "covered" (excluding home loans defined as "covered home loans" pursuant to the New Jersey Home Ownership Security Act of 2002), "high risk home" or "predatory" loans under any applicable state, federal or local law (or a similarly classified loan using different terminology under a law imposing heightened regulatory scrutiny or additional legal liability for residential mortgage loans having high interest rates, points and/or fees);

          (xix) the information set forth in Schedule A of the Prospectus Supplement with respect to the Mortgage Loans is true and correct in all material respects;

          (xx) none of the Group V Mortgage Loans are secured by Mortgaged Property located in the State of Georgia which were originated on or after October 1, 2002, and before March 7, 2003;

          (xxi) no proceeds of any Group V Mortgage Loan have been used to finance single-premium credit insurance policies;

          (xxii) none of the Group V Mortgage Loans impose a prepayment penalty for a term in excess of five years from the origination date; and

          (xxiii) with respect to each Group V Mortgage Loan, information regarding the borrower credit files related to such Mortgage Loan has been furnished to credit reporting agencies in compliance with the provisions of the Fair Credit Reporting Act and the applicable implementing regulations.

          It is understood and agreed that the representations and warranties set forth in this Section 7 will inure to the benefit of the Purchaser, its successors and assigns, notwithstanding any restrictive or qualified endorsement on any Mortgage Note or assignment of Mortgage or the examination of any Mortgage File. Upon any substitution for a Mortgage Loan, the representations and warranties set forth above shall be deemed to be made by the Mortgage Loan Seller as to any Substitute Mortgage Loan as of the date of substitution.

          Upon discovery or receipt of notice by the Mortgage Loan Seller, the Purchaser or the Trustee of a breach of any representation or warranty of the Mortgage Loan Seller set forth in this Section 7 which materially and adversely affects the value of the interests of the Purchaser, the Certificateholders or the Trustee in any of the Mortgage Loans delivered to the Purchaser pursuant to this Agreement, the party discovering or receiving notice of such breach shall give prompt written notice to the others. In the case of any such breach of a representation or warranty set forth in this Section 7, within 90 days from the date of discovery by the Mortgage Loan Seller, or the date the Mortgage Loan Seller is notified by the party discovering or receiving notice of such breach (whichever occurs earlier), the Mortgage Loan Seller will (i) cure such breach in all material respects,
(ii) purchase the affected  Mortgage Loan at the  applicable  Purchase  Price or
(iii) if within two years of the Closing Date, substitute a qualifying Substitute Mortgage Loan in exchange for such Mortgage Loan. The obligations of the Mortgage Loan Seller to cure, purchase or substitute a qualifying Substitute Mortgage Loan shall constitute the Purchaser's, the Trustee's and the Certificateholder's sole and exclusive remedies under this Agreement or otherwise respecting a breach of representations or warranties hereunder with respect to the Mortgage Loans, except for the obligation of the Mortgage Loan Seller to indemnify the Purchaser for such breach as set forth in and limited by
Section 13 hereof. It is understood by the parties hereto that a breach of the representations and warranties made in any of clause (xviii), (xx), (xxi),
(xxii) or (xxiii) of this Section 7 will be deemed to materially and adversely affect the value of the related Mortgage Loan or the interest of the Purchaser.

          Any cause of action against the Mortgage Loan Seller or relating to or arising out of a breach by the Mortgage Loan Seller of any representations and warranties made in this Section 7 shall accrue as to any Mortgage Loan upon (i) discovery of such breach by the Mortgage Loan Seller or notice thereof by the party discovering such breach and (ii) failure by the Mortgage Loan Seller to cure such breach, purchase such Mortgage Loan or substitute a qualifying Substitute Mortgage Loan pursuant to the terms hereof.

          SECTION 8. Representations and Warranties Concerning the Mortgage Loan
                     -----------------------------------------------------------
Seller.  As of the date hereof and as of the Closing  Date,  the  Mortgage  Loan
------
Seller represents and warrants to the Purchaser as to itself in the capacity indicated as follows:

          (i) the Mortgage Loan Seller (i) is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and (ii) is qualified and in good standing to do business in each jurisdiction where such qualification is necessary, except where the failure so to qualify would not reasonably be expected to have a material adverse effect on the Mortgage Loan Seller's business as presently conducted or on the Mortgage Loan Sellers ability to enter into this Agreement and to consummate the transactions contemplated hereby;

          (ii) the Mortgage Loan Seller has full power to own its property, to carry on its business as presently conducted and to enter into and perform its obligations under this Agreement;

          (iii) the execution and delivery by the Mortgage Loan Seller of this Agreement have been duly authorized by all necessary action on the part of the Mortgage Loan Seller; and neither the execution and delivery of this Agreement, nor the consummation of the transactions herein contemplated, nor compliance with the provisions hereof, will conflict with or result in a breach of, or constitute a default under, any of the provisions of any law, governmental rule, regulation, judgment, decree or order binding on the

     Mortgage Loan Seller or its properties or the charter or by-laws of the Mortgage Loan Seller, except those conflicts, breaches or defaults which would not reasonably be expected to have a material adverse effect on the Mortgage Loan Seller's ability to enter into this Agreement and to consummate the transactions contemplated hereby;

          (iv) the execution, delivery and performance by the Mortgage Loan Seller of this Agreement and the consummation of the transactions contemplated hereby do not require the consent or approval of, the giving of notice to, the registration with, or the taking of any other action in respect of, any state, federal or other governmental authority or agency, except those consents, approvals, notices, registrations or other actions as have already been obtained, given or made and, in connection with the recordation of the Mortgages, powers of attorney or assignments of Mortgages not yet completed;

          (v) this Agreement has been duly executed and delivered by the Mortgage Loan Seller and, assuming due authorization, execution and delivery by the Purchaser, constitutes a valid and binding obligation of the Mortgage Loan Seller enforceable against it in accordance with its terms (subject to applicable bankruptcy and insolvency laws and other
     similar  laws  affecting  the   enforcement  of  the  rights  of  creditors
     generally);

          (vi) there are no actions, suits or proceedings pending or, to the knowledge of the Mortgage Loan Seller, threatened against the Mortgage Loan Seller, before or by any court, administrative agency, arbitrator or governmental body (i) with respect to any of the transactions contemplated by this Agreement or (ii) with respect to any other matter which in the judgment of the Mortgage Loan Seller will be determined adversely to the Mortgage Loan Seller and will if determined adversely to the Mortgage Loan Seller materially and adversely affect the Mortgage Loan Seller's ability to perform its obligations under this Agreement; and the Mortgage Loan Seller is not in default with respect to any order of any court, administrative agency, arbitrator or governmental body so as to materially and adversely affect the transactions contemplated by this Agreement; and

          (vii) the Mortgage Loan Seller's Information (as defined in Section 13(a) hereof) does not include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading.

          SECTION 9. Representations and Warranties Concerning the Purchaser. As
                     -------------------------------------------------------
of the date hereof and as of the Closing Date, the Purchaser represents and warrants to the Mortgage Loan Seller as follows:

          (i) the Purchaser (i) is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and
     (ii) is qualified and in good standing as a foreign corporation to do business in each jurisdiction where such qualification is necessary, except where the failure so to qualify would not reasonably be expected to have a material adverse effect on the Purchaser's business as presently conducted or on the Purchaser's ability to enter into this Agreement and to consummate the transactions contemplated hereby;

          (ii) the Purchaser has full corporate power to own its property, to carry on its business as presently conducted and to enter into and perform its obligations under this Agreement;

          (iii) the execution and delivery by the Purchaser of this Agreement have been duly authorized by all necessary corporate action on the part of the Purchaser; and neither the execution and delivery of this Agreement, nor the consummation of the transactions herein contemplated, nor compliance with the provisions hereof, will conflict with or result in a breach of, or constitute a default under, any of the provisions of any law, governmental rule, regulation, judgment, decree or order binding on the Purchaser or its properties or the articles of incorporation or by-laws of the Purchaser, except those conflicts, breaches or defaults which would not reasonably be expected to have a material adverse effect on the Purchaser's ability to enter into this Agreement and to consummate the transactions contemplated hereby;

          (iv) the execution, delivery and performance by the Purchaser of this Agreement and the consummation of the transactions contemplated hereby do not require the consent or approval of, the giving of notice to, the registration with, or the taking of any other action in respect of, any state, federal or other governmental authority or agency, except those consents, approvals, notices, registrations or other actions as have already been obtained, given or made;

          (v) this Agreement has been duly executed and delivered by the Purchaser and, assuming due authorization, execution and delivery by the Mortgage Loan Seller, constitutes a valid and binding obligation of the Purchaser enforceable against it in accordance with its terms (subject to applicable bankruptcy and insolvency laws and other similar laws affecting the enforcement of the rights of creditors generally);

          (vi) there are no actions, suits or proceedings pending or, to the knowledge of the Purchaser, threatened against the Purchaser, before or by any court, administrative agency, arbitrator or governmental body (i) with respect to any of the transactions contemplated by this Agreement or (ii) with respect to any other matter which in the judgment of the Purchaser will be determined adversely to the Purchaser and will if determined adversely to the Purchaser materially and adversely affect the Purchaser's ability to perform its obligations under this Agreement; and the Purchaser is not in default with respect to any order of any court, administrative agency, arbitrator or governmental body so as to materially and adversely affect the transactions contemplated by this Agreement; and

          (vii) the Purchaser's Information (as defined in Section 13(b) hereof) does not include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading.

          SECTION 10. Conditions to Closing.
                      ---------------------

                  (1) The obligations of the Purchaser under this Agreement will be subject to the satisfaction, on or prior to the Closing Date, of the following conditions:

                        (a) Each of the  obligations of the Mortgage Loan Seller
            required to be performed at or prior to the Closing Date pursuant to the terms of this Agreement shall have been duly performed and complied with in all material respects; all of the representations and warranties of the Mortgage Loan Seller under this Agreement shall be true and correct as of the date or dates specified in all material respects; and no event shall have occurred which, with notice or the passage of time, would constitute a default under this Agreement, or the Pooling and Servicing Agreement; and the Purchaser shall have received certificates to that effect signed by authorized officers of the Mortgage Loan Seller.

                        (b) The Purchaser shall have received all of the following closing documents, in such forms as are agreed upon and reasonably acceptable to the Purchaser, duly executed by all signatories other than the Purchaser as required pursuant to the respective terms thereof:

                         (i) If required pursuant to Section 3 hereof, the Amendment dated as of the Closing Date and any documents referred to therein;

                         (ii) If required pursuant to Section 3 hereof, the Final Mortgage Loan Schedule containing the information set forth on
          Exhibit 2 hereto, one copy to be attached to each counterpart of the Amendment;

                         (iii) The Pooling and Servicing Agreement, in form and substance reasonably satisfactory to the Trustee and the Purchaser, and all documents required thereby duly executed by all signatories;

                         (iv) A certificate of an officer of the Mortgage Loan Seller dated as of the Closing Date, in a form reasonably acceptable to the Purchaser, and attached thereto the resolutions of the Mortgage Loan Seller authorizing the transactions contemplated by this Agreement, together with copies of the charter and by-laws of the Mortgage Loan Seller;

                         (v) One or more opinions of counsel from the Mortgage Loan Seller's counsel otherwise in form and substance reasonably satisfactory to the Purchaser, the Trustee and each Rating Agency;

                         (vi) A letter from each of the Rating Agencies giving each Class of Certificates set forth on Schedule A the rating set forth on Schedule A; and

                         (vii) Such other documents, certificates (including additional representations and warranties) and opinions as may be reasonably necessary to secure the intended ratings from each Rating Agency for the Certificates.

          (c) The Certificates to be sold to Bear Stearns pursuant to the Underwriting Agreement and the Purchase Agreement shall have been issued and sold to Bear Stearns.

          (d) The Mortgage Loan Seller shall have furnished to the Purchaser such other certificates of its officers or others and such other documents and opinions of counsel to evidence fulfillment of the conditions set forth in this Agreement and the transactions contemplated hereby as the Purchaser and its counsel may reasonably request.

                  (2) The obligations of the Mortgage Loan Seller under this Agreement shall be subject to the satisfaction, on or prior to the Closing Date, of the following conditions:

                           (a) The obligations of the Purchaser required to be performed by it on or prior to the Closing Date pursuant to the terms of this Agreement shall have been duly performed and complied with in all material respects, and all of the representations and warranties of the Purchaser under this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, and no event shall have occurred which would constitute a breach by it of the terms of this Agreement, and the Mortgage Loan Seller shall have received a certificate to that effect signed by an authorized officer of the Purchaser.

                           (b) The Mortgage Loan Seller shall have received copies of all of the following closing documents, in such forms as are agreed upon and reasonably acceptable to the Mortgage Loan Seller, duly executed by all signatories other than the Mortgage Loan Seller as required pursuant to the respective terms thereof:

                                  (i) If required  pursuant to Section 3 hereof,
         the Amendment dated as of the Closing Date and any documents referred to therein;

                                  (ii) The Pooling and Servicing  Agreement,  in
         form and substance reasonably satisfactory to the Mortgage Loan Seller, and all documents required thereby duly executed by all signatories;

                                  (iii)  A  certificate  of an  officer  of  the
         Purchaser dated as of the Closing Date, in a form reasonably acceptable to the Mortgage Loan Seller, and attached thereto the resolutions of the Purchaser authorizing the transactions contemplated by this Agreement and the Pooling and Servicing Agreement, together with copies of the Purchaser's articles of incorporation, and evidence as to the good standing of the Purchaser dated as of a recent date;

                                  (iv) One or more  opinions of counsel from the
         Purchaser's counsel in form and substance reasonably satisfactory to the Mortgage Loan Seller;

                                  (v)   Such   other   documents,   certificates
         (including additional representations and warranties) and opinions as may be reasonably necessary to secure the intended rating from each Rating Agency for the Certificates;

          SECTION  11.  Fees and  Expenses.  Subject to  Section 17 hereof,  the
                        ------------------
Mortgage Loan Seller shall pay on the Closing Date or such later date as may be agreed to by the Purchaser (i) the fees and expenses of the Mortgage Loan Seller's attorneys and the reasonable fees and expenses of the Purchaser's attorneys, (ii) the fees and expenses of Deloitte & Touche LLP, (iii) the fee for the use of Purchaser's Registration Statement based on the aggregate original principal amount of the Certificates and the filing fee of the Commission as in effect on the date on which the Registration Statement was declared effective, (iv) the fees and expenses including counsel's fees and expenses in connection with any "blue sky" and legal investment matters, (v) the fees and expenses of the Trustee which shall include without limitation the fees and expenses of the Trustee (and the fees and disbursements of its counsel) with respect to (A) legal and document review of this Agreement, the Pooling and Servicing Agreement, the Certificates and related agreements, (B) attendance at the Closing and (C) review of the Mortgage Loans to be performed by the Trustee, (vi) the expenses for printing or otherwise reproducing the Certificates, the Prospectus and the Prospectus Supplement, (vii) the fees and expenses of each Rating Agency (both initial and ongoing), (viii) the fees and expenses relating to the preparation and recordation of mortgage assignments (including intervening assignments, if any and if available, to evidence a complete chain of title from the originator to the Trustee) from the Mortgage Loan Seller to the Trustee or the expenses relating to the Opinion of Counsel referred to in Section 6(a) hereof, as the case may be, and (ix) Mortgage File due diligence expenses and other out-of-pocket expenses incurred by the Purchaser in connection with the purchase of the Mortgage Loans and by Bear Stearns in connection with the sale of the Certificates. The Mortgage Loan Seller additionally agrees to pay directly to any third party on a timely basis the fees provided for above which are charged by such third party and which are billed periodically.

          SECTION 12. Accountants' Letters.
                      --------------------

          (i) Deloitte & Touche LLP will review the characteristics of a sample of the Mortgage Loans described in the Final Mortgage Loan Schedule and will compare those characteristics to the description of the Mortgage Loans contained in the Prospectus Supplement under the captions "Summary of Terms
     - The Mortgage Pool" and "Description of the Mortgage Loans" and in Annex A thereto. The Mortgage Loan Seller will cooperate with the Purchaser in making available all information and taking all steps reasonably necessary to permit such accountants to complete the review and to deliver the letters required of them under the Underwriting Agreement. Deloitte &
     Touche LLP will also confirm certain calculations as set forth under the caption "Yield and Prepayment Considerations" in the Prospectus Supplement.

          (ii) To the extent statistical information with respect to the Master Servicer's servicing portfolio is included in the Prospectus Supplement under the caption "The Master Servicer," a letter from the certified public accountant for the Master Servicer will be delivered to the Purchaser dated the date of the Prospectus Supplement, in the form previously agreed to by the Mortgage Loan Seller and the Purchaser, with respect to such statistical information.

          SECTION 13. Indemnification.
                      ---------------

          (i) The Mortgage Loan Seller shall indemnify and hold harmless the Purchaser and its directors, officers and controlling persons (as defined in Section 15 of the Securities Act) from and against any loss, claim, damage or liability or action in respect thereof, to which they or any of them may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon (i) any untrue statement of a material fact contained in the Mortgage Loan

     Seller's Information as identified in Exhibit 3, the omission to state in the Prospectus Supplement or Prospectus (or any amendment thereof or supplement thereto approved by the Mortgage Loan Seller and in which additional Mortgage Loan Seller's Information is identified), in reliance upon and in conformity with Mortgage Loan Seller's Information a material fact required to be stated therein or necessary to make the statements therein in light of the circumstances in which they were made, not misleading, (ii) any representation or warranty assigned or made by the Mortgage Loan Seller in Section 7 or Section 8 hereof being, or alleged to be, untrue or incorrect, or (iii) any failure by the Mortgage Loan Seller to perform its obligations under this Agreement; and the Mortgage Loan Seller shall reimburse the Purchaser and each other indemnified party for any legal and other expenses reasonably incurred by them in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action.

     The foregoing indemnity agreement is in addition to any liability which the Mortgage Loan Seller otherwise may have to the Purchaser or any other such indemnified party.

          (ii) The Purchaser shall indemnify and hold harmless the Mortgage Loan Seller and its respective directors, officers and controlling persons (as defined in Section 15 of the Securities Act) from and against any loss, claim, damage or liability or action in respect thereof, to which they or any of them may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon (i) any untrue statement of a material fact contained in the Purchaser's Information as identified in Exhibit 4, the omission to state in the Prospectus Supplement or Prospectus (or any amendment thereof or supplement thereto approved by the Purchaser and in which additional Purchaser's Information is identified), in reliance upon and in conformity with the Purchaser's Information, a material fact required to be stated therein or necessary to make the statements therein in light of the circumstances in which they were made, not misleading, (ii) any representation or warranty made by the Purchaser in Section 9 hereof being, or alleged to be, untrue or incorrect, or (iii) any failure by the Purchaser to perform its obligations under this Agreement; and the Purchaser shall reimburse the Mortgage Loan Seller, and each other indemnified party for any legal and other expenses reasonably incurred by them in connection with investigating or defending or preparing to defend any such loss, claim, damage, liability or action. The foregoing indemnity agreement is in addition to any liability which the Purchaser otherwise may have to the Mortgage Loan Seller, or any other such indemnified party,

          (iii) Promptly after receipt by an indemnified  party under subsection
     (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify each party against whom indemnification is to be sought in writing of the commencement thereof (but the failure so to notify an indemnifying party shall not relieve it from any liability which it may have under this Section 13 except to the extent that it has been prejudiced in any material respect by such failure or from any liability which it may have otherwise). In case any such action is brought against any indemnified party, and it notifies an indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent it may elect by written notice delivered to the indemnified party promptly (but, in any event, within 30 days) after receiving the aforesaid notice from such indemnified party, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party. Notwithstanding the foregoing, the indemnified party or parties shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such indemnified party or parties unless (i) the employment of such counsel shall have been authorized in writing by one of the indemnifying parties in connection with the defense of such action, (ii) the indemnifying parties shall not have employed counsel to have charge of the defense of such action within a reasonable time after notice of commencement of the action, or (iii) such indemnified party or parties shall have reasonably concluded that there is a conflict of interest between itself or themselves and the indemnifying party in the conduct of the defense of any claim or that the interests of the indemnified party or parties are not substantially co-extensive with those of the indemnifying party (in which case the indemnifying parties shall not have the right to direct the defense of such action on behalf of the indemnified party or parties), in any of which events such fees and expenses shall be borne by the indemnifying parties (provided, however, that the indemnifying party shall be liable only for the fees and expenses of one counsel in addition to one local counsel in the jurisdiction involved. Anything in this subsection to the contrary notwithstanding, an indemnifying party shall not be liable for any settlement or any claim or action effected without its written consent; provided, however, that such consent was not unreasonably withheld.

          (iv) If the indemnification provided for in paragraphs (a) and (b) of this Section 13 shall for any reason be unavailable to an indemnified party in respect of any loss, claim, damage or liability, or any action in respect thereof, referred to in Section 13, then the indemnifying party shall in lieu of indemnifying the indemnified party contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, in such proportion as shall be appropriate to reflect the relative benefits received by the Mortgage Loan Seller on the one hand and the Purchaser on the other from the purchase and sale of the Mortgage Loans, the offering of the Certificates and the other transactions contemplated hereunder. No person found liable for a fraudulent misrepresentation shall be entitled to contribution from any person who is not also found liable for such fraudulent misrepresentation.

          (v) The parties hereto agree that reliance by an indemnified party on any publicly available information or any information or directions furnished by an indemnifying party shall not constitute negligence, bad faith or willful misconduct by such indemnified party.

          SECTION 14. Notices. All demands, notices and communications hereunder
                      -------
shall be in writing but may be delivered by facsimile transmission subsequently confirmed in writing. Notices to the Mortgage Loan Seller shall be directed to EMC Mortgage Corporation, Mac Arthur Ridge II, 909 Hidden Ridge Drive, Suite 200, Irving, Texas 75038 (Telecopy: (972-444-2880)), and notices to the Purchaser shall be directed to Structured Asset Mortgage Investments II Inc., 383 Madison Avenue, New York, New York 10179 (Telecopy: (212-272-7206)),
Attention: Baron Silverstein; or to any other address as may hereafter be furnished by one party to the other party by like notice. Any such demand, notice or communication hereunder shall be deemed to have been received on the date received at the premises of the addressee (as evidenced, in the case of registered or certified mail, by the date noted on the return receipt) provided that it is received on a business day during normal business hours and, if received after normal business hours, then it shall be deemed to be received on the next business day.

          SECTION 15.  Transfer of Mortgage  Loans.  The  Purchaser  retains the
                       ---------------------------
right to assign the Mortgage Loans and any or all of its interest under this Agreement to the Trustee without the consent of the Mortgage Loan Seller, and, upon such assignment, the Trustee shall succeed to the applicable rights and obligations of the Purchaser hereunder; provided, however, the Purchaser shall remain entitled to the benefits set forth in Sections 11, 13 and 17 hereto and as provided in Section 2(a). Notwithstanding the foregoing, the sole and exclusive right and remedy of the Trustee with respect to a breach of representation or warranty of the Mortgage Loan Seller shall be the purchase or substitution obligations of the Mortgage Loan Seller contained in Sections 5 and 7 hereof.

          SECTION 16.  Termination.  This Agreement may be terminated (a) by the
                       -----------
mutual consent of the parties hereto prior to the Closing Date, (b) by the Purchaser, if the conditions to the Purchaser's obligation to close set forth under Section 10(a) hereof are not fulfilled as and when required to be fulfilled or (c) by the Mortgage Loan Seller, if the conditions to the Mortgage Loan Seller's obligation to close set forth under Section 10(b) hereof are not fulfilled as and when required to be fulfilled. In the event of termination pursuant to clause (b), the Mortgage Loan Seller shall pay, and in the event of termination pursuant to clause (c), the Purchaser shall pay, all reasonable out-of-pocket expenses incurred by the other in connection with the transactions contemplated by this Agreement. In the event of a termination pursuant to clause
(a), each party shall be responsible for its own expenses.

          SECTION 17.  Representations,  Warranties  and  Agreements  to Survive
                       ---------------------------------------------------------
Delivery.  All  representations,  warranties  and  agreements  contained in this
--------
Agreement, or contained in certificates of officers of the Mortgage Loan Seller submitted pursuant hereto, shall remain operative and in full force and effect and shall survive delivery of the Mortgage Loans to the Purchaser (and by the Purchaser to the Trustee). Subsequent to the delivery of the Mortgage Loans to the Purchaser, the Mortgage Loan Seller's representations and warranties contained herein with respect to the Mortgage Loans shall be deemed to relate to the Mortgage Loans actually delivered to the Purchaser and included in the Final Mortgage Loan Schedule and any Substitute Mortgage Loan and not to those Mortgage Loans deleted from the Preliminary Mortgage Loan Schedule pursuant to
Section 3 hereof prior to the Closing.

          SECTION 18. Severability.  If any provision of this Agreement shall be
                      ------------
prohibited or invalid under applicable law, the Agreement shall be ineffective only to such extent, without invalidating the remainder of this Agreement.

          SECTION  19.   Counterparts.   This   Agreement  may  be  executed  in
                         ------------
counterparts, each of which will be an original, but which together shall constitute one and the same agreement.

          SECTION 20. Amendment. This Agreement cannot be amended or modified in
                      ---------
any manner without the prior written consent of each party.

          SECTION 21. GOVERNING LAW. THIS AGREEMENT SHALL BE DEEMED TO HAVE BEEN
                      -------------
MADE AND PERFORMED IN THE STATE OF NEW YORK AND SHALL BE INTERPRETED IN ACCORDANCE WITH THE LAWS OF SUCH STATE, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES OF SUCH STATE.

          SECTION 22. Further Assurances.  Each of the parties agrees to execute
                      ------------------
and deliver such instruments and take such actions as another party may, from time to time, reasonably request in order to effectuate the purpose and to carry out the terms of this Agreement including any amendments hereto which may be required by either Rating Agency.

          SECTION 23. Successors and Assigns.
                      ----------------------

          This Agreement shall bind and inure to the benefit of and be enforceable by the Mortgage Loan Seller and the Purchaser and their permitted successors and assigns and, to the extent specified in Section 13 hereof, Bear Stearns, and their directors, officers and controlling persons (within the meaning of federal securities laws). The Mortgage Loan Seller acknowledges and agrees that the Purchaser may assign its rights under this Agreement (including, without limitation, with respect to the Mortgage Loan Seller's representations and warranties respecting the Mortgage Loans) to the Trustee. Any person into which the Mortgage Loan Seller may be merged or consolidated (or any person resulting from any merger or consolidation involving the Mortgage Loan Seller), any person resulting from a change in form of the Mortgage Loan Seller or any person succeeding to the business of the Mortgage Loan Seller, shall be considered the "successor" of the Mortgage Loan Seller hereunder and shall be considered a party hereto without the execution or filing of any paper or any further act or consent on the part of any party hereto. Except as provided in the two preceding sentences, this Agreement cannot be assigned, pledged or hypothecated by either party hereto without the written consent of the other parties to this Agreement and any such assignment or purported assignment shall be deemed null and void.

          SECTION 24. The Mortgage  Loan Seller.  The Mortgage  Loan Seller will
                      -------------------------
keep in full effect all rights as are necessary to perform their respective obligations under this Agreement.

          SECTION 25.  Entire  Agreement.  This  Agreement  contains  the entire
                       -----------------
agreement and understanding between the parties with respect to the subject matter hereof, and supersedes all prior and contemporaneous agreements, understandings, inducements and conditions, express or implied, oral or written, of any nature whatsoever with respect to the subject matter hereof.

          SECTION 26. No Partnership.  Nothing herein  contained shall be deemed
                      --------------
or construed to create a partnership or joint venture between the parties hereto.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

          IN WITNESS WHEREOF, the parties hereto have caused their names to be signed hereto by their respective duly authorized officers as of the date first above written.

                                            EMC MORTGAGE CORPORATION


                                            By:
                                              ----------------------------------
                                              Name:
                                              Title:


                                            STRUCTURED    ASSET    MORTGAGE   II
                                            INVESTMENTS INC.


                                            By:
                                              ----------------------------------
                                              Name:
                                              Title:

                                   EXHIBIT 1
                                   ---------
                            CONTENTS OF MORTGAGE FILE
                            -------------------------

          With respect to each Mortgage Loan, the Mortgage File shall include each of the following items, which shall be available for inspection by the Purchaser or its designee, and which shall be delivered to the Purchaser or its designee pursuant to the terms of the Agreement.

               (i) The original Mortgage Note, endorsed without recourse to the order of the Trustee and showing an unbroken chain of endorsements from the original payee thereof to the Person endorsing it to the Trustee, or lost note affidavit;

               (ii) The original Mortgage and, if the related Mortgage Loan is a MOM Loan, noting the presence of the MIN and language indicating that such Mortgage Loan is a MOM Loan, which shall have been recorded (or if the original is not available, a copy), with evidence of such recording indicated thereon (or if the original Security Instrument, assignments to the Trustee or intervening assignments thereof which have been delivered, are being delivered or will, upon receipt of recording information relating to the Security Instrument required to be included thereon, be delivered to recording offices for recording and have not been returned to the Seller in time to permit their recording as specified in Section 2.01(b) of the Pooling and Servicing Agreement, shall be in recordable form);

               (iii) Unless the Mortgage Loan is a MOM Loan, a certified copy of the assignment (which may be in the form of a blanket assignment if permitted in the jurisdiction in which the Mortgaged Property is located) to "JPMorgan Chase Bank, as Trustee", with evidence of recording with respect to each Mortgage Loan in the name of the Trustee thereon (or if the original Security Instrument, assignments to the Trustee or intervening assignments thereof which have been delivered, are being delivered or will, upon receipt of recording information relating to the Security Instrument required to be included thereon, be delivered to recording offices for recording and have not been returned to the Seller in time to permit their delivery as specified in Section 2.01(b) of the Pooling and Servicing Agreement, the Seller may deliver a true copy thereof with a certification by the Seller, on the face of such copy, substantially as follows: "Certified to be a true and correct copy of the original, which has been transmitted for recording");

               (iv) All intervening assignments of the Security Instrument, if applicable and only to the extent available to the Seller with evidence of recording thereon;

               (v) The original or a copy of the policy or certificate of primary mortgage guaranty insurance, to the extent available, if any;

               (vi) The original policy of title insurance or mortgagee's certificate of title insurance or commitment or binder for title insurance; and

               (vii) The originals of all modification agreements, if applicable and available.

                                    EXHIBIT 2
                                    ---------
                       MORTGAGE LOAN SCHEDULE INFORMATION
                       ----------------------------------

          The Preliminary and Final Mortgage Loan Schedules shall set forth the following information with respect to each Mortgage Loan:

(a)  the loan number;

(b)  the Mortgagor's name;

(c)  the city, state and zip code of the Mortgaged Property;

(d)  the property type;

(e)  the Mortgage Interest Rate;

(f)  the Servicing Rate;

(g)  the Net Rate;

(h)  the original term;

(i)  the maturity date;

(j)  the stated remaining term to maturity;

(k)  the original principal balance;

(1)  the first payment date;

(m)  the principal and interest payment in effect as of the Cut-off Date;

(n)  the unpaid principal balance as of the Cut-off Date;

(o)  the Loan-to-Value Ratio at origination;

(p)  paid-through date;

(q)  the insurer of any Primary Mortgage Insurance Policy;

(r)  the Gross Margin, if applicable;

(s)  the Maximum Lifetime Mortgage Rate, if applicable;

(t)  the Minimum Lifetime Mortgage Rate, if applicable;

(u)  the Periodic Rate Cap, if applicable;

(v)  the number of days delinquent, if any; and

(w) which Mortgage Loans adjust after an initial fixed-rate period of five, seven or ten years.

Such schedule also shall set forth for all of the Mortgage Loans, the total number of Mortgage Loans, the total of each of the amounts described under (k) and (n) above, the weighted average by principal balance as of the Cut-off Date of each of the rates described under (e), (f) and (g) above, and the weighted average remaining term to maturity by unpaid principal balance as of the Cut-off Date.

                                    EXHIBIT 3
                                    ---------
                       MORTGAGE LOAN SELLER'S INFORMATION
                       ----------------------------------

          All information in the Prospectus Supplement described under the following Sections: "SUMMARY OF TERMS -- The Mortgage Pool," "DESCRIPTION OF THE MORTGAGE LOANS" and "SCHEDULE A -- CERTAIN CHARACTERISTICS OF THE MORTGAGE LOANS."

                                    EXHIBIT 4
                                    ---------
                             PURCHASER'S INFORMATION
                             -----------------------

          All information in the Prospectus Supplement and the Prospectus, except the Mortgage Loan Seller's Information.

                                    EXHIBIT 5
                                    ---------
                             SCHEDULE OF LOST NOTES
                             ----------------------

                             Available Upon Request

                                    EXHIBIT 6
                                    ---------
                           SCHEDULE OF PWS AGREEMENTS
                           --------------------------

                               [to be provided]*


*Available upon request.

                                   SCHEDULE A
                                   ----------
                 REQUIRED RATINGS FOR EACH CLASS OF CERTIFICATES
                 -----------------------------------------------

                                  Certificates



     Class                            S&P                     Moody's
---------------------          -----------------          --------------
     I-A-1                            AAA                       Aaa
    I-X-A-1                           AAA                       Aaa
     I-A-2                            AAA                       Aaa
    I-X-A-2                           AAA                       Aaa
    II-A-1                            AAA                       Aaa
   II-X-A-1                           AAA                       Aaa
    II-A-2                            AAA                       Aaa
   II-X-A-2                           AAA                       Aaa
    II-A-3                            AAA                       Aaa
   II-X-A-3                           AAA                       Aaa
    III-A-1                           AAA                       Aaa
   III-X-A-1                          AAA                       Aaa
    IV-A-1                            AAA                       Aaa
   IV-X-A-1                           AAA                       Aaa
     V-A-1                            AAA                       Aaa
       R                              AAA                        NA
       M                              AA+                       Aaa
      B-1                             AA                        Aa2
      B-2                              A                         A2
      B-3                             BBB                       Baa2
      B-4                             BB                         NA
      B-5                              B                         NA


The Class B-6 Certificates have not been rated.

None of the above ratings has been lowered since the respective dates of such letters.

                                   SCHEDULE B
                                   ----------
                             MORTGAGE LOAN SCHEDULE
                             ----------------------

                            [Provided upon request]